UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06241

Loomis Sayles Funds II

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

September 30, 2015

Loomis Sayles Global Equity and Income Fund

Loomis Sayles Growth Fund

Loomis Sayles Value Fund

Portfolio Review  page 1

Portfolio of Investments  page 23

Financial Statements  page  49

Notes to Financial Statements  page 68

LOOMIS SAYLES GLOBAL EQUITY AND INCOME FUND

Managers	Symbols
Daniel J. Fuss, CFA®, CIC	Class A LGMAX
Eileen N. Riley, CFA®	Class C LGMCX
David W. Rolley, CFA®	Class Y LSWWX
Lee M. Rosenbaum
Loomis, Sayles & Company, L.P.

Objective

The Fund seeks high total investment return through a combination of capital appreciation and current income

Market Conditions

Falling commodity prices and a strengthening U.S. dollar characterized the 12-month reporting period. For the first nine months of the period, global equity markets performed reasonably well, while core government bond yields remained near historic lows. In mid-August, however, concerns about commodity prices, emerging market currencies and the economic health of China led to a widely felt correction, with many equity markets declining 10% or more for the first time since 2011. Although the magnitude of China’s currency devaluation was small, it generated concerns about possible further negative adjustments. This, coupled with uncertainty linked to China’s stock market decline and economic slowdown, led to a broad decline among global stocks. The sell-off resulted in major markets turning negative for the year, with Japan close to flat, the S&P 500® Index down mid-single digits and emerging markets down in the mid-teens. Though central bankers around the world remained accommodative, investors were uncertain as to their next steps. Europe and Japan remained on their current course of monetary easing, while the Federal Reserve (the Fed) delayed a rate hike.

Performance Results

For the 12 months ended September 30, 2015, Class A shares of Loomis Sayles Global Equity and Income Fund returned -0.91% at net asset value. The Fund held up better than its primary benchmark, the Morgan Stanley Capital International (MSCI) World Index, which returned -4.57%. The Fund also outpaced its secondary benchmark, the Citigroup World Government Bond Index, which returned -3.83%.

Explanation of Fund Performance

The Fund started the year off with approximately 70% in equities and 30% in fixed income. As equities valuations started to become fairly valued, the Fund scaled back its exposure and redeployed some of its assets to fixed income where valuations started to look more attractive. This allowed the Fund to weather the market volatility.

Within the Fund’s equity component, positive stock selection, particularly in Europe and North America and within the consumer discretionary, financials and information technology sectors, contributed to performance. Autozone, a leading auto parts retailer,

1  |

continued to deliver impressive sales growth, expand margins and successfully deploy capital in a manner consistent with its long-term track record. The company was a major contributor to the Fund’s performance and remains a high-conviction holding. Autozone continues to make bolt-on acquisitions, which we believe will strengthen the firm further, and initiate stock buybacks. Valeant Pharmaceuticals, a specialty drug company, also contributed to Fund performance. We believe our ongoing investment thesis continues to be supported as the company demonstrated strong and focused business development, a diversified product portfolio operating in a decentralized environment and a highly favorable tax structure. Valeant successfully integrated its key investments of the past year, including Salix Pharmaceuticals and Solta Holdings, while deals completed more than a year ago (including Bausch and Lomb) continued to grow. Amazon, the web retailer, delivered strong top-line growth and impressive margin improvement, allocated capital wisely and increased the transparency of its financial divisions. Amazon Prime delivered impressive results, and the platform continued to build customer loyalty. We believe the stock remains undervalued relative to our expectations for future cash flow per share.

Within fixed income, the positioning along the longer end of the U.S. yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) added value as the yield curve flattened throughout the period. Our allocation to longer-dated euro zone sovereigns also lifted results, as yields fell near the end of the reporting period due to Greece’s debt crisis moving out of the headlines. Although security selection detracted overall, we were able to find pockets of positive performance among retail, consumer goods and healthcare issuers – particularly among names with longer durations (greater price sensitivity to interest rate changes). Additionally, selected intermediate-maturity issuers from emerging market countries less vulnerable to the oil price decline, such as Hungary and India, also contributed positively. Elsewhere, a general bias toward the U.S. dollar was beneficial as the dollar rallied for the majority of the period. Although the dollar rally peaked during the second quarter of 2015, it maintained most of its strength throughout the final months of the fiscal year. Additionally, currency forwards, which are contracts that lock in exchange rates on future dates, were used to actively manage currency exposure and aided results.

Not surprisingly, energy was the largest detractor within the Fund’s equity component, as lower commodity prices continued to pressure energy stocks. A small out-of-Benchmark allocation to emerging markets also held back performance. Alibaba, the Chinese e-commerce company, detracted from results. The company’s stock struggled on concerns about deteriorating macroeconomic conditions in China, the banning of online lottery offerings, a declining monetization rate, bad press around fraud management and increased competition from JD.com. We believe these risks are more than adequately reflected in the stock’s valuation and the company is taking steps to deliver strong results in 2016. Genesee & Wyoming, a regional freight railroad company, performed poorly due to weakening end markets in coal, energy and iron ore. This pressure resulted in a reduction in forward earnings and cash flow estimates and muted the positive impact of the Freightliner acquisition announced earlier this year. We continue to see long-term value in the company’s rail and logistics assets. Lower oil prices forced Noble Energy to ration capital, which negatively affected growth in production and cash flow. In addition, increased scrutiny from the Israeli Antitrust Commissioner toward Noble and its partners in Israel

|  2

LOOMIS SAYLES GLOBAL EQUITY AND INCOME FUND

introduced material risk around the timing and economic value of the proposed Leviathan development. As a result, we exited the position during the first quarter of 2015.

Within fixed income, exposure to emerging markets currencies weighed on performance, specifically the currencies of commodity-driven countries such as Brazil, Mexico and Indonesia. Holdings in the New Zealand dollar, British pound, Canadian dollar and Norwegian krone also detracted due to U.S. dollar strength. Our allocation to corporate bonds had a negative effect on performance as spreads (the difference in yield between U.S. Treasury and non-Treasury securities of similar maturity) widened to multi-year highs due, in part, to increasing new issuance. Equity market volatility and concerns about global growth also played a role, creating a challenging environment for spread (non-Treasury) products. Security selection among energy and basic industry companies detracted, as industries sensitive to commodity prices generally underperformed. Additionally, the high-yield names held within these sectors faced intense selling pressure.

Outlook

We believe the Fed will slowly raise rates over the next year, with the first hike still on the table for 2015. However, the Fed may once again delay due to subdued U.S. inflation and increasing deflation risks from abroad. We believe equity investors have largely built in an initial rate hike and further rate increases will be considered at a deliberate pace. Rate hikes associated with a healthy economy are generally not considered a negative for stocks, and we expect the equity markets to take measured policy actions in stride. We expect the U.S. dollar to remain near current levels or strengthen modestly, as Fed policy diverges from that of other leading central banks, with the Bank of England the possible exception.

We believe energy earnings will continue to drag on U.S. aggregate earnings in 2016. However, healthy earnings growth outside of energy should continue. We anticipate that 2016 aggregate earnings growth may be in the mid-single digits. U.S. equity fundamentals remain supported by healthy dividend growth, ongoing shareholder activism and continued mergers and acquisitions (M&A) activity. High-yield bonds, on the other hand, could suffer if oil prices do not gain traction or higher U.S. rates trigger additional outflows. We believe there are pockets of opportunity in less vulnerable sectors, including finance and healthcare, or where market weakness has created attractive issuer-specific valuations.

We believe the global credit cycle favors developed over emerging markets. Emerging markets face challenges unlikely to abate in the near term, including deleveraging and a manufacturing slowdown in China, waning global trade and lower commodity prices. Emerging market currencies should recover at some point, but we do not expect short-term conditions to be broadly supportive.

Potential risks to our equity view include reversing global economic fundamentals, commodity price swings, volatility related to U.S. rate increases and geopolitics. Still, moderate price corrections should create selective buying opportunities for discerning investors. The primary risks for our fixed-income view include the potential for a more hawkish Fed, increasingly aggressive corporate behavior and further commodity weakness on continued negative China news flow.

3  |

Growth of $10,000 Investment in Class A Shares1,5

September 30, 2005 through September 30, 2015

See notes to chart on page 5.

|  4

LOOMIS SAYLES GLOBAL EQUITY AND INCOME FUND

Average Annual Total Returns — September 30, 20155

	1 Year	5 Years	10 Years

Class A (Inception 2/1/06)[1]
NAV	-0.91%	7.53%	7.49%
With 5.75% Maximum Sales Charge	-6.62	6.26	6.86

Class C (Inception 2/1/06)[1]
NAV	-1.66	6.71	6.69
With CDSC[2]	-2.59	6.71	6.69

Class Y (Inception 5/1/96)
NAV	-0.72	7.78	7.75

Comparative Performance
MSCI World Index[3]	-4.57	8.89	5.31
Citigroup World Government Bond Index[4]	-3.83	-0.19	3.37

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Prior to the inception of Class A and C shares (2/1/06), performance is that of Institutional Class shares, which were redesignated as Class Y shares, restated to reflect the higher net expenses and sales loads of Class A and C shares.

2	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	MSCI World Index is an unmanaged index that is designed to measure the equity market performance of developed markets.

4	Citigroup World Government Bond Index is an unmanaged index that includes the most significant and liquid government bond markets globally that carry at least an investment-grade rating.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5  |

LOOMIS SAYLES GROWTH FUND

Manager	Symbols
Aziz V. Hamzaogullari, CFA®	Class A LGRRX
Loomis, Sayles & Company, L.P.	Class B LGRBX
Class C LGRCX
Class N LGRNX
Class Y LSGRX

Objective

The Fund seeks long-term growth of capital

Market Conditions

Despite achieving steady gains through much of the twelve months ending September 30, 2015, large-cap U.S. equities ended the period in negative territory. The U.S. led global equity performance until January, when aggressive accommodative actions from central banks in Europe and Japan helped those markets pull ahead. The U.S. market stabilized in February and continued on a path of respectable gains until August, with only a brief interruption in June, which was tied to Greek debt challenges. However, equities fell sharply in August, with the S&P 500® Index experiencing a 10% correction for the first time since 2011. The sell-off was triggered by concerns over the health of China’s economy, sharply falling commodity prices and a generally uncertain outlook for global growth. U.S. equities remained challenged through the end of the period as negative investor sentiment overshadowed healthy dividend yields, continued mergers and acquisitions activity (M&A), and more attractive valuations.

Performance Results

For the 12 months ended September 30, 2015, Class A shares of Loomis Sayles Growth Fund returned 5.30% at net asset value. The Fund outperformed its benchmark, the Russell 1000® Growth Index, which returned 3.17%.

Explanation of Fund Performance

Positions in Amazon, Monster Beverage and Visa drove the Fund’s absolute return. While our lower-than-benchmark allocation to the consumer discretionary sector weighed on results, strong stock selection in the sector significantly aided performance. Stock selection in industrials and our allocation to consumer staples also supported relative return. Positions in Alibaba, Qualcomm and Schlumberger detracted from performance, as did stock selection in information technology and healthcare.

Online retailer Amazon became a top contributor after rebounding from lows early in the period when we added to our position. The company reported strong revenue growth and better-than-expected margins and free cash flow growth, even as it continued strategic investments in key growth areas. High-margin third-party sales, today just 17% of total revenue, have been growing nearly three times faster than Amazon’s first-party sales and represented one of the largest drivers of expanding gross margins. With estimated gross

|  6

LOOMIS SAYLES GROWTH FUND

merchandise volume (GMV) growth nearly double the U.S. e-commerce industry, Amazon continued to take market share. The company began disclosing Amazon Web Services results during the period, reporting impressive growth and margins that were much higher than market expectations.

Energy drink company Monster Beverage was also a top contributor and reported solid global sales growth during the period. Monster’s strategic partnership with Coca-Cola, announced in August 2014, closed in June 2015. International sales growth generally outpaced U.S. growth, but each region experienced pockets of short-term weakness as global distribution was transitioned to Coke. We expect the deal will allow Monster to realize faster global expansion and profitability, which led us to increase our initial appraisal of intrinsic value (our estimate of the true worth of a business, which we define as the present value of all expected future net cash flows to the company). Gross margins increased each quarter compared to the year-ago quarter, due to scale gains in new markets, an increase in lower cost local production, and a positive mix of product sales and lower quarterly operating expenses.

Another top contributor, Visa, the leader in global digital payments technology, reported strong results that were above market expectations. The company’s low double-digit growth in payment volumes exceeded the increase in global consumer spending, demonstrating the strength of the long-term secular growth in the global shift from cash to electronic payments. Through its initiatives such as Visa Checkout, Token Services and Apple Pay, Visa is also aggressively pursuing growth in online and digital transactions. We believe attractive and improving margins, impressive free cash flow growth and the ability to implement a recent price increase reflect the strength of Visa’s business model.

China-based e-commerce company Alibaba reported fundamentally strong results during the period with the GMV increasing at a higher rate than the growth in China’s retail commerce. Mobile platform GMV increased by triple digits each quarter during the period compared to the year-ago quarter and accounted for 55% of the company’s total GMV. Most recently, Alibaba reported 367 million active monthly users with 307 million active monthly mobile users, a 63% increase compared with last year. Alibaba generated attractive operating margins and strong free cash flow. Although near-term macroeconomic concerns negatively affected its share price, we believe Alibaba is well positioned to potentially benefit from long-term structural growth in China’s e-commerce market. Based on this outlook, we took advantage of the price weakness to add to our position.

Shares of Qualcomm, a mobile device chip designer and manufacturer, were under pressure due to near-term slowdowns in the company’s licensing and chipset businesses. The implementation of new licensing agreements and improved device reporting and royalty payments progressed more slowly than anticipated following the company’s settlement with Chinese antitrust regulators. In Qualcomm’s chipset business, we believe the loss of market share in the premium tier market and higher-than-expected share in the low tier market will negatively skew the near-term sales mix. During the most recent quarter, the company announced the commencement of a strategic review to improve shareholder value. We

7  |

believe the market remains focused on the recent volatility of Qualcomm’s chipset business performance, ignoring the reaffirmation of its licensing and royalty business, which generates more than 60% of operating profits and an even greater portion of the company’s free cash flow. Therefore, we took advantage of current price weakness to add to our position.

Although Schlumberger reported solid fundamentals early in the period, increased oil production by OPEC countries coupled with weakening global demand triggered a sharp decline in oil prices and a slowdown in demand for Schlumberger’s oilfield services, particularly in North America. Accordingly, company revenues, margins and earnings declined significantly year-over-year. However, Schlumberger’s margins, especially internationally, proved more resilient than market expectations, and in the most recent quarter, Schlumberger generated $1.5 billion of free cash flow, representing 132% of earnings. We believe these results highlight the company’s high-quality characteristics, its strong execution and its proactive management of costs and resources. We believe current global production levels will not be sufficient to meet the increasing long-term global demand for oil. With its strong competitive advantages, we believe Schlumberger is well positioned to weather the downturn and capitalize on services demand when the market normalizes. We added to our position based on near-term price weakness.

Outlook

Our investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of the process leads to a lower-turnover portfolio in which sector positioning is the result of stock selection. The Fund ended the year with overweight positions in the information technology, consumer staples and energy sectors and underweight positions in the consumer discretionary, industrials, healthcare and financials sectors. We did not have positions in the materials, telecommunication services and utilities sectors.

|  8

LOOMIS SAYLES GROWTH FUND

Growth of $10,000 Investment in Class A Shares3

September 30, 2005 through September 30, 2015

9  |

Average Annual Total Returns — September 30, 20153

	1 Year	5 Years	10 Years	Life of Class N

Class A (Inception 12/31/96)
NAV	5.30%	14.38%	5.25%	—%
With 5.75% Maximum Sales Charge	-0.79	13.05	4.63	—

Class B (Inception 9/12/03)
NAV	4.55	13.54	4.46	—
With CDSC[1]	-0.45	13.30	4.46	—

Class C (Inception 9/12/03)
NAV	4.44	13.56	4.47	—
With CDSC[1]	3.44	13.56	4.47	—

Class N (Inception 2/1/13)
NAV	5.65	—	—	13.43

Class Y (Inception 5/16/91)
NAV	5.59	14.67	5.59	—

Comparative Performance
Russell 1000® Growth Index[2]	3.17	14.47	8.09	13.83

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  10

LOOMIS SAYLES VALUE FUND

Managers	Symbols
Arthur J. Barry, CFA®	Class A	LSVRX
Adam C. Liebhoff	Class B	LSVBX
Loomis, Sayles & Company, L.P.	Class C	LSCVX
	Class N	LSVNX
	Class Y	LSGIX
	Admin Class	LSAVX

Objective

The Fund seeks long-term growth of capital and income

Market Conditions

Despite steady gains for most of the one-year period, large-cap U.S. equities landed in negative territory, as equity markets worldwide came under increasing pressure toward the end of the period. Given mounting concerns about China’s growth, falling commodity prices and uncertainty around the timing of the Federal Reserve’s (the Fed) first interest rate increases, market volatility spiked in August and triggered a broad equity market correction, with many benchmarks declining 10% or more for the first time since 2011. Therefore, despite positive U.S. economic data, major domestic indices erased strong performance for the year during the third quarter of 2015.

Performance Results

For the 12 months ended September 30, 2015, Class A shares of Loomis Sayles Value Fund returned -5.59% at net asset value. The Fund underperformed its benchmark, the Russell 1000® Value Index, which returned -4.42%.

Explanation of Fund Performance

The healthcare, materials and consumer staples sectors contributed meaningfully to the Fund’s absolute performance, reflecting the steady equity market performance for much of the period. Stock selection was also strong within these sectors. Falling oil prices pressured the energy sector, and while the Fund was underweight, our energy holdings detracted from results given their higher relative volatility. Individual stock underperformance in the financials and industrials sectors also weighed on return, especially as the latter had a very difficult earnings season.

In terms of individual holdings, the strongest contributors to performance were United Health Group, Vulcan Materials Company and Eli Lilly. United Health Group, a managed care company, contributed significantly to results because of stronger-than-expected earnings and an improving growth outlook, particularly in its Medicare Advantage and Optum health care services businesses. Vulcan Materials Company, a producer of construction aggregates, benefited from improving volumes and accelerating pricing gains in its core markets due to strengthening U.S. residential and non-residential construction.

11  |

Several strong earnings reports, a positive analyst day and a U.S.-centric business model also supported results. Eli Lilly, a pharmaceutical company, also performed well due to strong new product launches in its diabetes and oncology franchises. The stock price also benefited from increased investor optimism regarding its late-stage pipeline of potential new therapies in the areas of immunology, cholesterol management and Alzheimer’s.

Energy companies Marathon Oil, National Oilwell Varco and Hess Corporation were the largest laggards. Not surprisingly, all three companies underperformed as oil prices declined approximately 50% during the 12-month period. Investors were also concerned that Marathon Oil would reduce its dividend to boost liquidity. Fears that the offshore oilfield equipment market has entered a protracted downturn also put additional pressure on National Oilwell Varco, a worldwide provider of oil and gas equipment.

Outlook

Investors are unclear if the Fed will raise rates by year-end 2015 or early 2016. We believe that once initiated, the Fed will hike rates at a very deliberate pace as they assess global market conditions and economic data. We expect stocks to take policy actions in stride.

We believe energy earnings will continue to drag on U.S. aggregate earnings in 2016. However, healthy earnings growth outside of energy should continue, and we anticipate 2016 earnings growth to be in the mid-single digits. Domestic equity fundamentals remain supported by healthy dividend growth, growing shareholder activism and continued mergers and acquisitions (M&A) activity.

Despite the rapid pace of the August sell-off, we continue to focus on security selection to populate our portfolio. The pullback provided potential opportunities to adjust the position sizes of our current holdings. As always, we define our opportunities by our risk/reward analysis, regardless of the direction of the markets.

Potential risks include reversing global economic fundamentals, commodity price swings, volatility related to U.S. rate increases and geopolitics. Still, valuations appear attractive after the correction in August, which we believe has created opportunities for discerning investors.

|  12

LOOMIS SAYLES VALUE FUND

Growth of $10,000 Investment in Class A Shares1,4

September 30, 2005 through September 30, 2015

13  |

Average Annual Total Returns — September 30, 20154

	1 Year	5 Years	10 Years	Life of Class N

Class A (Inception 6/30/06)[1]
NAV	-5.59%	12.02%	6.62%	—%
With 5.75% Maximum Sales Charge	-11.03	10.71	5.99	—

Class B (Inception 6/1/07)[1]
NAV	-6.32	11.18	5.79	—
With CDSC[2]	-10.58	10.92	5.79	—

Class C (Inception 6/1/07)[1]
NAV	-6.30	11.19	5.80	—
With CDSC[2]	-7.14	11.19	5.80	—

Class N (Inception 2/1/13)
NAV	-5.23	—	—	9.54

Class Y (Inception 5/13/91)
NAV	-5.37	12.30	6.92	—

Admin Class (Inception 2/1/10)[1]
NAV	-5.83	11.77	6.34	—

Comparative Performance
Russell 1000® Value Index[3]	-4.42	12.29	5.71	9.54

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Prior to 6/1/07, performance of Class A shares is that of Retail Class shares, which were redesignated as Class A shares, restated to reflect the sales load of Class A shares. Prior to the inception of Retail Class shares (6/30/06), performance is that of Institutional Class shares, which were redesignated as Class Y shares, restated to reflect the higher net expenses and sales loads of Class A shares. Prior to the inception of Class B and C shares (6/1/07), performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class B and C shares. Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

2	Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3

Russell 1000® Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and higher forecasted growth values.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  14

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2015 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2015 through September 30, 2015. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period row as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES GLOBAL EQUITY AND INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2015	ENDING ACCOUNT VALUE 9/30/2015	EXPENSES PAID DURING PERIOD* 4/1/2015 – 9/30/2015
Class A
Actual	$1,000.00	$952.00	$5.77
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.97
Class C
Actual	$1,000.00	$948.40	$9.43
Hypothetical (5% return before expenses)	$1,000.00	$1,015.39	$9.75
Class Y
Actual	$1,000.00	$952.70	$4.50
Hypothetical (5% return before expenses)	$1,000.00	$1,020.46	$4.66

*	Expenses are equal to the Fund's annualized expense ratio: 1.18%, 1.93% and 0.92% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

|  16

LOOMIS SAYLES GROWTH FUND	BEGINNING ACCOUNT VALUE 4/1/2015	ENDING ACCOUNT VALUE 9/30/2015	EXPENSES PAID DURING PERIOD* 4/1/2015 – 9/30/2015
Class A
Actual	$1,000.00	$971.50	$4.55
Hypothetical (5% return before expenses)	$1,000.00	$1,020.46	$4.66
Class B
Actual	$1,000.00	$968.40	$8.19
Hypothetical (5% return before expenses)	$1,000.00	$1,016.75	$8.39
Class C
Actual	$1,000.00	$968.40	$8.24
Hypothetical (5% return before expenses)	$1,000.00	$1,016.70	$8.44
Class N
Actual	$1,000.00	$974.10	$2.57
Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	$2.64
Class Y
Actual	$1,000.00	$973.20	$3.31
Hypothetical (5% return before expenses)	$1,000.00	$1,021.71	$3.40

*	Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 0.92%, 1.66%, 1.67%, 0.52% and 0.67% for Class A, B, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

17  |

LOOMIS SAYLES VALUE FUND	BEGINNING ACCOUNT VALUE 4/1/2015	ENDING ACCOUNT VALUE 9/30/2015	EXPENSES PAID DURING PERIOD* 4/1/2015 – 9/30/2015
Class A
Actual	$1,000.00	$913.90	$4.56
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81
Class B
Actual	$1,000.00	$910.20	$8.09
Hypothetical (5% return before expenses)	$1,000.00	$1,016.60	$8.54
Class C
Actual	$1,000.00	$910.50	$8.14
Hypothetical (5% return before expenses)	$1,000.00	$1,016.55	$8.59
Class N
Actual	$1,000.00	$915.60	$2.79
Hypothetical (5% return before expenses)	$1,000.00	$1,022.16	$2.94
Class Y
Actual	$1,000.00	$915.00	$3.36
Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	$3.55
Admin Class
Actual	$1,000.00	$912.60	$5.90
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.23

*	Expenses are equal to the Fund's annualized expense ratio: 0.95%, 1.69%, 1.70%, 0.58%, 0.70% and 1.23% for Class A, B, C, N, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

|  18

BOARD APPROVAL OF THE EXISTING

ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods,

19  |

and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at its meeting held in June 2015. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by NGAM Advisors, L.P. (“NGAM Advisors”). They also considered the administrative services provided by NGAM Advisors and its affiliates to the Funds. For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of the Loomis Sayles Value Fund, the performance of which lagged that of a relevant peer group median and/or category median for certain (although not all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and

|  20

policies; and (2) that the Fund’s long-term performance was competitive when compared to relevant performance benchmarks or peer groups.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Adviser to offer competitive compensation and to expend additional resources as the Funds grow in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that all three of the Funds included in this report have expense caps in place, and the Trustees considered that the current expenses of each Fund are below the cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and

21  |

the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that each of the Funds was subject to an expense cap or waiver. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•	Plans for maintaining continuity of portfolio management where that was thought to be a potential issue.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of NGAM Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2016.

|  22

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Global Equity and Income Fund

Shares	Description	Value (†)
Common Stocks — 61.7% of Net Assets
	Belgium — 1.5%
176,024	Anheuser-Busch InBev SA/NV	$18,721,113

	Canada — 1.4%
479,600	CGI Group, Inc., Class A(b)	17,376,291

	China — 2.7%
339,283	Alibaba Group Holding Ltd., Sponsored ADR(b)	20,007,518
1,362,500	Hengan International Group Co. Ltd.	13,313,947

		33,321,465

	Denmark — 1.2%
279,074	Novo Nordisk AS, Class B	15,060,105

	France — 1.5%
258,257	Thales S.A.	18,006,952

	Germany — 0.3%
78,663	Brenntag AG	4,244,166

	Hong Kong — 1.4%
3,278,000	AIA Group Ltd.	17,048,044

	India — 2.3%
940,386	HCL Technologies Ltd.	14,103,053
724,642	HDFC Bank Ltd.	14,232,396

		28,335,449

	Italy — 0.7%
132,237	Luxottica Group S.p.A.	9,164,625

	Japan — 3.1%
326,000	Asahi Group Holdings Ltd.	10,576,501
2,286,600	Mitsubishi UFJ Financial Group, Inc.	13,816,182
373,670	Nomura Research Institute Ltd.	14,344,149

		38,736,832

	Netherlands — 1.5%
1,340,209	ING Groep NV	18,987,413

	Philippines — 0.7%
2,202,650	Universal Robina Corp.	9,056,184

	Sweden — 1.6%
440,273	Assa Abloy AB	7,896,638
519,588	Atlas Copco AB, A Shares	12,495,579

		20,392,217

	Switzerland — 1.9%
32,589	Geberit AG, (Registered)	9,969,484
49,881	Roche Holding AG	13,241,987

		23,211,471

	United Kingdom — 2.7%
4,468,565	Legal & General Group PLC	16,112,604
461,989	London Stock Exchange Group PLC	16,933,849

		33,046,453

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Global Equity and Income Fund – (continued)

Shares	Description	Value (†)
	United States — 37.2%
113,632	Alexion Pharmaceuticals, Inc.(b)	$17,770,908
110,482	Allergan PLC(b)	30,030,112
35,840	Amazon.com, Inc.(b)	18,346,138
45,839	AutoZone, Inc.(b)	33,179,643
316,052	Comcast Corp., Class A	17,977,038
237,422	Facebook, Inc., Class A(b)	21,344,238
94,140	FactSet Research Systems, Inc.	15,044,513
211,847	Genesee & Wyoming, Inc., Class A(b)	12,515,921
97,473	Goldman Sachs Group, Inc. (The)	16,936,908
35,729	Google, Inc., Class A(b)	22,808,322
24,420	Google, Inc., Class C(b)	14,857,616
955	Hawaiian Telcom Holdco, Inc.(b)	19,845
556,441	Jarden Corp.(b)	27,198,836
512,886	Kinder Morgan, Inc.	14,196,684
106,695	M&T Bank Corp.	13,011,455
20,465	Priceline Group, Inc. (The)(b)	25,312,340
198,742	Schlumberger Ltd.	13,707,236
81,842	Signet Jewelers Ltd.	11,141,151
241,176	Texas Instruments, Inc.	11,943,036
137,777	TransDigm Group, Inc.(b)	29,265,213
170,467	Travelers Cos., Inc. (The)	16,966,581
163,321	UnitedHealth Group, Inc.	18,946,869
174,729	Valeant Pharmaceuticals International, Inc.(b)	31,168,159
63,461	W.W. Grainger, Inc.	13,644,750
295,611	Wells Fargo & Co.	15,179,625

		462,513,137

	Total Common Stocks (Identified Cost $694,312,966)	767,221,917

Principal Amount (‡)
Bonds and Notes — 32.1%
Non-Convertible Bonds — 31.4%
	Argentina — 0.2%
$382,136	Transportadora de Gas del Sur S.A., 9.625%, 5/14/2020, 144A	381,181
1,755,000	YPF S.A., 8.750%, 4/04/2024, 144A	1,551,069

		1,932,250

	Australia — 0.1%
110,000	Incitec Pivot Finance LLC, 6.000%, 12/10/2019, 144A	120,380
500,000	Macquarie Bank Ltd., 6.625%, 4/07/2021, 144A	560,443
95,000	Sydney Airport Finance Co. Pty Ltd., 3.375%, 4/30/2025, 144A	91,666
120,000	Sydney Airport Finance Co. Pty Ltd., 5.125%, 2/22/2021, 144A	131,861
950,000	Telstra Corp. Ltd., 3.125%, 4/07/2025, 144A	921,908

		1,826,258

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Belgium — 0.0%
350,000	Anheuser-Busch InBev SA/NV, EMTN, 6.500%, 6/23/2017, (GBP)	$568,813

	Brazil — 1.1%
800,000	Banco do Brasil S.A., 3.875%, 10/10/2022	617,000
600,000	Banco Santander Brasil S.A., 4.625%, 2/13/2017, 144A	598,200
2,239,815	Banco Votorantim S.A., 6.250%, 5/16/2016, 144A, (BRL)	518,366
800,000	Braskem Finance Ltd., 5.750%, 4/15/2021, 144A	656,000
6,600(††)	Brazil Letras do Tesouro Nacional, Zero Coupon, 7/01/2016, (BRL)(c)	1,496,486
2,250(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2019, (BRL)	491,169
1,115(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2021, (BRL)	228,887
2,300,000	BRF S.A., 7.750%, 5/22/2018, 144A, (BRL)	472,821
1,000,000	CIMPOR Financial Operations BV, 5.750%, 7/17/2024, 144A	671,000
400,000	Cosan Luxembourg S.A., 5.000%, 3/14/2023, 144A	300,000
240,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	222,060
800,000	Gerdau Trade, Inc., 5.750%, 1/30/2021, 144A	696,000
226,000	GTL Trade Finance, Inc., 5.893%, 4/29/2024, 144A	187,580
915,000	Itau Unibanco Holding S.A., 2.850%, 5/26/2018, 144A	857,081
300,000	Itau Unibanco Holding S.A., 6.200%, 12/21/2021, 144A	284,250
100,000	LPG International, Inc., 7.250%, 12/20/2015	100,847
1,205,000	Oi S.A., 9.750%, 9/15/2016, 144A, (BRL)	204,496
1,825,000	Petrobras Global Finance BV, 4.375%, 5/20/2023(c)	1,190,812
320,000	Petrobras Global Finance BV, 5.375%, 1/27/2021	232,800
775,000	Petrobras Global Finance BV, 5.750%, 1/20/2020	578,111
1,125,000	Petrobras Global Finance BV, 6.850%, 6/05/2115	717,188
300,000	Petrobras Global Finance BV, 6.875%, 1/20/2040	195,000
800,000	Samarco Mineracao S.A., 4.125%, 11/01/2022, 144A	636,000
500,000	Tupy Overseas S.A., 6.625%, 7/17/2024, 144A	440,000
1,106,000	Vale Overseas Ltd., 6.875%, 11/21/2036(c)	868,321
470,000	Vale S.A., 5.625%, 9/11/2042	321,950

		13,782,425

	Canada — 0.5%
1,085,000	Air Canada, 7.625%, 10/01/2019, 144A, (CAD)	863,853
3,000,000	Canadian Government, 1.250%, 9/01/2018, (CAD)(c)	2,293,466
2,065,000	Canadian Government, 3.000%, 12/01/2015, (CAD)(c)	1,553,678
1,335,000	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A2, 2.616%, 7/12/2047, 144A, (CAD)	1,019,892
600,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	498,187

		6,229,076

	Chile — 0.5%
1,450,000	Banco de Credito e Inversiones, 3.000%, 9/13/2017, 144A(c)	1,463,048
200,000	Celulosa Arauco y Constitucion S.A., 4.750%, 1/11/2022	203,158
300,000,000	Chile Government International Bond, 5.500%, 8/05/2020, (CLP)(c)	445,883
1,160,000	CODELCO, Inc., 4.500%, 9/16/2025, 144A	1,114,324
550,000	Corpbanca S.A., 3.125%, 1/15/2018	547,862
250,000	E.CL S.A., 5.625%, 1/15/2021, 144A	272,805
800,000	Inversiones CMPC S.A., 4.375%, 5/15/2023, 144A	781,909
1,120,000	Transelec S.A., 4.250%, 1/14/2025, 144A(c)	1,103,052

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Chile — continued
$400,000	VTR Finance BV, 6.875%, 1/15/2024, 144A	$363,000

		6,295,041

	China — 0.4%
800,000	Baidu, Inc., 2.250%, 11/28/2017	799,192
700,000	Baidu, Inc., 3.250%, 8/06/2018	713,510
400,000	China Resources Gas Group Ltd., 4.500%, 4/05/2022, 144A	414,143
1,200,000	CNOOC Finance 2013 Ltd., 3.000%, 5/09/2023(c)	1,123,969
485,000	CNOOC Finance 2015 Australia Pty Ltd., 2.625%, 5/05/2020	478,056
480,000	CNOOC Finance 2015 USA LLC, 3.500%, 5/05/2025	456,791
1,000,000	Parkson Retail Group Ltd., 4.500%, 5/03/2018	895,579

		4,881,240

	Colombia — 0.3%
555,000	Colombia Telecomunicaciones S.A. E.S.P., 5.375%, 9/27/2022, 144A	490,897
610,000	Ecopetrol S.A., 4.125%, 1/16/2025	513,925
600,000	Ecopetrol S.A., 5.875%, 9/18/2023(c)	577,500
490,000	Ecopetrol S.A., 5.875%, 5/28/2045	373,625
1,265,000,000	Emgesa S.A. E.S.P., 8.750%, 1/25/2021, 144A, (COP)	413,773
2,140,000,000	Empresas Publicas de Medellin E.S.P., 8.375%, 2/01/2021, 144A, (COP)	694,120
1,220,000	Pacific Exploration and Production Corp., 5.125%, 3/28/2023, 144A	420,900
580,000	Pacific Exploration and Production Corp., 5.625%, 1/19/2025, 144A	202,826
200,000,000	Republic of Colombia, 7.750%, 4/14/2021, (COP)	65,419

		3,752,985

	Dominican Republic — 0.1%
1,410,000	Dominican Republic International Bond, 5.500%, 1/27/2025, 144A	1,360,650
425,000	Dominican Republic International Bond, 8.625%, 4/20/2027, 144A	491,938

		1,852,588

	France — 0.3%
425,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	420,750
15,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	15,000
200,000	AXA S.A., 7.125%, 12/15/2020, (GBP)	351,611
435,000	Credit Agricole S.A., 4.375%, 3/17/2025, 144A	417,870
390,000	Credit Agricole S.A., (fixed rate to 6/23/2026, variable rate thereafter), 7.500%, (GBP)(d)	568,367
2,080,000	Societe Generale S.A., 4.250%, 4/14/2025, 144A	1,974,898
475,000	Societe Generale S.A., (fixed rate to 4/07/2021, variable rate thereafter), 6.750%, (EUR)(d)	520,149

		4,268,645

	Germany — 0.0%
515,000	Volkswagen Group of America Finance LLC, 2.400%, 5/22/2020, 144A	477,770

	Hong Kong — 0.1%
355,000	AIA Group Ltd., 3.200%, 3/11/2025, 144A	340,714
400,000	Hutchison Whampoa International 11 Ltd., 3.500%, 1/13/2017, 144A	410,217

		750,931

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Hungary — 0.2%
$1,330,000	Hungary Government International Bond, 5.375%, 3/25/2024	$1,443,050
980,000	Hungary Government International Bond, 5.750%, 11/22/2023	1,090,250

		2,533,300

	Iceland — 0.1%
1,000,000	Republic of Iceland, 5.875%, 5/11/2022, 144A(c)	1,138,846

	India — 0.5%
550,000	Axis Bank Ltd., 3.250%, 5/21/2020, 144A	550,982
1,155,000	Bharti Airtel International BV, 5.125%, 3/11/2023, 144A(c)	1,217,924
990,000	Bharti Airtel International BV, 5.350%, 5/20/2024, 144A	1,059,828
1,400,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	1,418,166
750,000	Reliance Holdings USA, Inc., 5.400%, 2/14/2022, 144A	818,386
700,000	State Bank of India/London, 4.125%, 8/01/2017, 144A	723,654

		5,788,940

	Indonesia — 0.7%
300,000	Indonesia Government International Bond, 4.125%, 1/15/2025, 144A	278,013
725,000	Indonesia Government International Bond, 5.125%, 1/15/2045, 144A	636,067
3,500,000,000	Indonesia Government International Bond, 9.500%, 7/15/2023, (IDR)	234,815
781,000,000	Indonesia Government International Bond, 11.500%, 9/15/2019, (IDR)	56,463
12,100,000,000	Indonesia Treasury Bond, 6.125%, 5/15/2028, (IDR)	604,149
24,000,000,000	Indonesia Treasury Bond, 7.875%, 4/15/2019, (IDR)(c)	1,555,708
14,000,000,000	Indonesia Treasury Bond, 8.375%, 3/15/2024, (IDR)(c)	883,176
400,000	Listrindo Capital BV, 6.950%, 2/21/2019, 144A	405,000
2,800,000	Pertamina Persero PT, 4.300%, 5/20/2023, 144A(c)	2,554,575
545,000	Republic of Indonesia, 2.875%, 7/08/2021, 144A, (EUR)	583,101
500,000	TBG Global Pte Ltd., 4.625%, 4/03/2018, 144A	486,250

		8,277,317

	Italy — 0.7%
440,000	Italy Buoni Poliennali Del Tesoro, 1.500%, 6/01/2025, (EUR)	482,470
2,860,000	Italy Buoni Poliennali Del Tesoro, 4.500%, 8/01/2018, (EUR)(c)	3,572,863
2,295,000	Italy Buoni Poliennali Del Tesoro, 4.750%, 8/01/2023, 144A, (EUR)(c)	3,184,358
725,000	UniCredit SpA, EMTN, 6.950%, 10/31/2022, (EUR)	927,504
870,000	Wind Acquisition Finance S.A., 7.375%, 4/23/2021, 144A	859,125

		9,026,320

	Jamaica — 0.1%
665,000	Jamaica Government International Bond, 6.750%, 4/28/2028	668,325

	Japan — 0.3%
940,000	Bank of Tokyo-Mitsubishi UFJ Ltd., 2.150%, 9/14/2018, 144A	946,325
900,000	Bank of Tokyo-Mitsubishi UFJ Ltd. (The), 1.700%, 3/05/2018, 144A	894,702
1,165,000	Nomura Holdings, Inc., GMTN, 2.750%, 3/19/2019(c)	1,183,337
850,000	SoftBank Group Corp., 4.500%, 4/15/2020, 144A	823,140

		3,847,504

	Korea — 0.7%
3,700,000	Export-Import Bank of Korea, 3.000%, 5/22/2018, 144A, (NOK)	449,401

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Korea — continued
$600,000	Hyundai Capital Services, Inc., 3.500%, 9/13/2017, 144A	$618,461
600,000	Hyundai Steel Co., 4.625%, 4/21/2016, 144A	609,609
600,000	Industrial Bank of Korea, 2.375%, 7/17/2017, 144A	608,065
400,000	KEB Hana Bank, 4.000%, 11/03/2016, 144A	411,068
400,000	Kia Motors Corp., 3.625%, 6/14/2016, 144A(c)	405,348
400,000	Korea Development Bank (The), 4.625%, 11/16/2021	443,442
400,000	Korea National Oil Corp., 3.125%, 4/03/2017, 144A	409,000
2,589,140,000	Korea Treasury Bond, 2.750%, 9/10/2017, (KRW)(c)	2,234,198
1,125,000	Minera y Metalurgica del Boleo S.A. de CV, 2.875%, 5/07/2019, 144A(c)	1,141,863
950,000	Shinhan Bank, 2.250%, 4/15/2020, 144A	945,060
140,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A	181,216
200,000	Woori Bank, 5.875%, 4/13/2021, 144A	229,025

		8,685,756

	Luxembourg — 0.2%
500,000	Altice Luxembourg S.A., 7.750%, 5/15/2022, 144A	455,000
970,000	ArcelorMittal, 7.500%, 3/01/2041	780,850
430,000	INEOS Group Holdings S.A., 5.750%, 2/15/2019, (EUR)	461,339
500,000	Millicom International Cellular S.A., 4.750%, 5/22/2020, 144A	477,600

		2,174,789

	Mexico — 1.2%
10,000,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	563,683
300,000	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander, 4.125%, 11/09/2022, 144A	296,220
640,000	Cemex Finance LLC, 6.000%, 4/01/2024, 144A	582,400
300,000	Cemex SAB de CV, 4.375%, 3/05/2023, 144A, (EUR)	301,698
505,000	Cemex SAB de CV, 5.700%, 1/11/2025, 144A	451,975
10,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	499,584
746,500(†††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)(c)	4,624,009
186,200(†††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/09/2022, (MXN)(c)	1,142,294
395,000(†††)	Mexican Fixed Rate Bonds, Series M-10, 8.500%, 12/13/2018, (MXN)(c)	2,589,886
135,113(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	900,673
196,000	Mexico Government International Bond, 4.000%, 3/15/2115, (EUR)	180,410
780,000	Petroleos Mexicanos, 4.250%, 1/15/2025, 144A	713,700
625,000	Petroleos Mexicanos, 5.625%, 1/23/2046, 144A	508,656
135,000(†††)	Petroleos Mexicanos, 7.470%, 11/12/2026, (MXN)	735,585
925,000	Unifin Financiera S.A.P.I. de CV SOFOM ENR, 6.250%, 7/22/2019, 144A	867,187

		14,957,960

	Morocco — 0.1%
965,000	OCP S.A., 4.500%, 10/22/2025, 144A	902,275
590,000	OCP S.A., 6.875%, 4/25/2044, 144A	590,590

		1,492,865

	Netherlands — 0.2%
870,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 4.375%, 8/04/2025	872,923
1,335,000	Neptune Finco Corp., 10.875%, 10/15/2025, 144A(e)	1,350,019

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Netherlands — continued
$500,000	Shell International Finance BV, 3.250%, 5/11/2025	$494,428

		2,717,370

	New Zealand — 0.5%
2,887,150	New Zealand Government Bond, 3.000%, 9/20/2030, (NZD)(c)	2,020,933
2,340,000	New Zealand Government Bond, 5.000%, 3/15/2019, (NZD)(c)	1,612,239
2,590,000	New Zealand Government Bond, 5.500%, 4/15/2023, (NZD)	1,935,265
120,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 9.875%, 8/15/2019	124,200

		5,692,637

	Norway — 0.3%
13,275,000	Norway Government Bond, 2.000%, 5/24/2023, 144A, (NOK)	1,639,584
13,760,000	Norway Government Bond, 4.500%, 5/22/2019, 144A, (NOK)(c)	1,837,975

		3,477,559

	Panama — 0.1%
300,000	Autoridad del Canal de Panama, 4.950%, 7/29/2035, 144A(e)	299,037
680,000	Banco Latinoamericano de Comercio Exterior S.A., 3.250%, 5/07/2020, 144A	674,900
300,000	Banco Latinoamericano de Comercio Exterior S.A., 3.750%, 4/04/2017, 144A	303,563

		1,277,500

	Peru — 0.2%
580,000	Southern Copper Corp., 3.875%, 4/23/2025	524,181
1,050,000	Transportadora de Gas del Peru S.A., 4.250%, 4/30/2028, 144A	983,062
1,050,000	Union Andina de Cementos SAA, 5.875%, 10/30/2021, 144A	1,010,625

		2,517,868

	Philippines — 0.1%
40,000,000	Philippine Government International Bond, 3.900%, 11/26/2022, (PHP)	830,039
30,000,000	Philippine Government International Bond, 4.950%, 1/15/2021, (PHP)	653,081
175,000	Philippine Long Distance Telephone Co., EMTN, 8.350%, 3/06/2017	189,437

		1,672,557

	Poland — 0.5%
17,080,000	Poland Government Bond, 4.000%, 10/25/2023, (PLN)(c)	4,893,676
3,210,000	Poland Government Bond, 5.500%, 10/25/2019, (PLN)	951,221

		5,844,897

	Portugal — 0.1%
400,000	EDP Finance BV, 4.125%, 1/15/2020, 144A	405,446
225,000	EDP Finance BV, EMTN, 2.000%, 4/22/2025, (EUR)	229,155
380,000	Portugal Obrigacoes do Tesouro OT, 4.100%, 2/15/2045, 144A, (EUR)	478,584

		1,113,185

	Singapore — 0.2%
495,000	BOC Aviation Pte Ltd., 3.000%, 3/30/2020	490,944
2,000,000	DBS Bank Ltd., (fixed rate to 9/21/2017, variable rate thereafter), 3.625%, 9/21/2022, 144A(c)	2,046,072

		2,537,016

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	South Africa — 0.4%
$895,000	Eskom Holdings SOC Ltd., 7.125%, 2/11/2025, 144A	$842,132
930,000	MTN (Mauritius) Investments Ltd., 4.755%, 11/11/2024, 144A	925,927
500,000	Myriad International Holdings BV, 6.000%, 7/18/2020, 144A	534,580
11,500,000	South Africa Government Bond, Series 2023, 7.750%, 2/28/2023, (ZAR)	804,506
8,500,000	South Africa Government Bond, Series R186, 10.500%, 12/21/2026, (ZAR)	703,135
600,000	South Africa Government International Bond, 5.875%, 9/16/2025	639,000
285,000	South Africa Government International Bond, EMTN, 4.500%, 4/05/2016, (EUR)	324,561
700,000	Transnet SOC Ltd., 4.000%, 7/26/2022, 144A	646,625

		5,420,466

	Spain — 0.3%
430,000	Spain Government Bond, 1.600%, 4/30/2025, 144A, (EUR)	471,286
2,115,000	Spain Government Bond, 4.300%, 10/31/2019, 144A, (EUR)(c)	2,708,129
800,000	Spain Government Bond, 4.400%, 10/31/2023, 144A, (EUR)(c)	1,079,296

		4,258,711

	Supranationals — 0.3%
840,000	Central American Bank for Economic Integration, 3.875%, 2/09/2017, 144A	863,405
1,115,000	Corporacion Andina de Fomento, 4.375%, 6/15/2022(c)	1,210,198
1,140,000	International Bank for Reconstruction & Development, 2.500%, 3/12/2020, (AUD)	799,190
70,000,000	International Finance Corp., 7.800%, 6/03/2019, (INR)(c)	1,101,431

		3,974,224

	Sweden — 0.0%
2,450,000	Sweden Government Bond, 5.000%, 12/01/2020, (SEK)	367,314

	Switzerland — 0.1%
1,075,000	Xstrata Finance Canada Ltd., 5.550%, 10/25/2042, 144A	790,125

	Thailand — 0.2%
1,010,000	Siam Commercial Bank PCL (The), 3.500%, 4/07/2019, 144A	1,034,841
950,000	Thai Oil PCL, 3.625%, 1/23/2023, 144A	937,499

		1,972,340

	Turkey — 0.5%
445,000	Akbank TAS, 4.000%, 1/24/2020, 144A	418,803
800,000	Arcelik AS, 5.000%, 4/03/2023, 144A	709,520
545,000	Export Credit Bank of Turkey, 5.000%, 9/23/2021, 144A	520,823
920,000	TC Ziraat Bankasi AS, 4.250%, 7/03/2019, 144A	890,781
2,745,000	Turkey Government Bond, 6.300%, 2/14/2018, (TRY)	817,734
600,000	Turkiye Garanti Bankasi AS, 4.000%, 9/13/2017, 144A	596,250
490,000	Turkiye Halk Bankasi AS, 4.750%, 2/11/2021, 144A	458,703
800,000	Turkiye Is Bankasi, 3.875%, 11/07/2017, 144A	794,840
875,000	Yapi ve Kredi Bankasi, 5.250%, 12/03/2018, 144A	878,587

		6,086,041

	United Arab Emirates — 0.2%
850,000	DP World Ltd., 3.250%, 5/18/2020, 144A	846,813
600,000	Dubai Electricity & Water Authority, 6.375%, 10/21/2016, 144A	631,080

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United Arab Emirates — continued
$545,000	Mubadala GE Capital Ltd., 3.000%, 11/10/2019, 144A	$540,705

		2,018,598

	United Kingdom — 0.6%
600,000	Anglo American Capital PLC, 2.625%, 9/27/2017, 144A	561,194
525,000	Barclays PLC, 3.650%, 3/16/2025	500,551
400,000	Barclays PLC, (fixed rate to 9/15/2019, variable rate thereafter), 7.000% , (GBP)(d)	580,896
470,000	British Telecommunications PLC, 5.750%, 12/07/2028, (GBP)	853,260
150,000	Imperial Tobacco Finance PLC, EMTN, 6.250%, 12/04/2018, (GBP)	253,913
400,000	Lloyds Banking Group PLC, 4.500%, 11/04/2024	402,100
400,000	Old Mutual PLC, EMTN, 8.000%, 6/03/2021, (GBP)	668,600
1,130,000	Royal Bank of Scotland Group PLC, 6.000%, 12/19/2023(c)	1,203,074
950,000	Royal Bank of Scotland Group PLC, (fixed rate to 8/10/2020, variable rate thereafter), 7.500%(d)	946,438
350,000	Santander UK Group Holdings PLC, 4.750%, 9/15/2025, 144A	347,072
250,000	Standard Chartered PLC, EMTN, (fixed rate to 10/21/2020, variable rate thereafter), 4.000%, 10/21/2025, (EUR)	271,480
130,000	Virgin Media Finance PLC, 4.500%, 1/15/2025, 144A, (EUR)	131,500
115,000	Virgin Media Finance PLC, 6.375%, 10/15/2024, 144A, (GBP)	173,044
100,000	WPP PLC, 6.000%, 4/04/2017, (GBP)	160,659

		7,053,781

	United States — 18.2%
15,000	21st Century Fox America, Inc., 6.400%, 12/15/2035	17,413
9,890,000	AbbVie, Inc., 2.500%, 5/14/2020(c)	9,835,368
45,000	AECOM, 5.750%, 10/15/2022, 144A	45,253
45,000	AECOM, 5.875%, 10/15/2024, 144A	45,338
500,000	AES Corp. (The), 4.875%, 5/15/2023	438,750
475,000	AES Corp. (The), 5.500%, 3/15/2024	421,088
975,000	Alcoa, Inc., 5.900%, 2/01/2027	940,875
8,000,000	Ally Financial, Inc., 3.750%, 11/18/2019	7,840,000
745,000	Ally Financial, Inc., 5.125%, 9/30/2024	735,687
129,000	Ally Financial, Inc., 8.000%, 12/31/2018	142,223
1,728,000	Ally Financial, Inc., 8.000%, 11/01/2031	2,001,784
180,087	American Airlines Pass Through Trust, Series 2013-1, Class A, 4.000%, 1/15/2027	182,957
51,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	67,448
7,145,000	Amgen, Inc., 2.125%, 5/01/2020(c)	7,051,751
400,000	Antero Resources Corp., 5.125%, 12/01/2022	344,000
175,000	Antero Resources Corp., 5.375%, 11/01/2021	154,000
6,901	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 1/02/2016(f)	7,129
495,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A	362,588
925,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	1,038,312
95,000	Avon Products, Inc., 8.700%, 3/15/2043	67,260
200,000	Bank of America Corp., 5.490%, 3/15/2019	219,703
115,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	113,691

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$50,000	Beazer Homes USA, Inc., 7.250%, 2/01/2023	$45,875
15,000	Boston Scientific Corp., 5.125%, 1/12/2017	15,661
6,320,000	California Resources Corp., 5.000%, 1/15/2020	4,064,518
670,000	California Resources Corp., 5.500%, 9/15/2021	408,700
90,000	California Resources Corp., 6.000%, 11/15/2024	53,606
1,995,000	CenturyLink, Inc., 6.450%, 6/15/2021	1,825,425
510,000	CenturyLink, Inc., 7.650%, 3/15/2042	390,150
55,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	45,375
605,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	458,288
1,025,000	Chemours Co. (The), 6.625%, 5/15/2023, 144A	689,312
190,000	Chemours Co. (The), 7.000%, 5/15/2025, 144A	124,925
2,030,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	1,324,575
135,000	Chesapeake Energy Corp., 5.750%, 3/15/2023	88,045
495,000	Chesapeake Energy Corp., 6.125%, 2/15/2021	344,953
190,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	141,193
95,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	69,825
100,000	Chesapeake Energy Corp., 7.250%, 12/15/2018	82,750
1,635,000	Cimarex Energy Co., 4.375%, 6/01/2024	1,591,879
1,470,000	Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/2020	1,473,675
155,000	Cleaver-Brooks, Inc., 8.750%, 12/15/2019, 144A	146,475
265,000	Constellation Brands, Inc., 4.750%, 11/15/2024	267,650
1,005,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	1,042,687
164,506	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	173,554
280,000	Continental Resources, Inc., 3.800%, 6/01/2024	227,106
25,000	Continental Resources, Inc., 4.500%, 4/15/2023	21,709
155,000	Cummins, Inc., 5.650%, 3/01/2098	165,640
181,325	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	204,897
42,000	Dillard’s, Inc., 6.625%, 1/15/2018	45,420
50,000	Dillard’s, Inc., 7.000%, 12/01/2028	56,675
8,000	Dillard’s, Inc., 7.750%, 7/15/2026	9,365
300,000	Discovery Communications LLC, 1.900%, 3/19/2027, (EUR)	286,911
395,000	DISH DBS Corp., 5.000%, 3/15/2023	330,813
1,370,000	DISH DBS Corp., 5.875%, 11/15/2024	1,163,644
315,000	DPL, Inc., 6.750%, 10/01/2019	326,813
310,000	DR Horton, Inc., 4.375%, 9/15/2022	307,675
235,000	DS Services of America, Inc., 10.000%, 9/01/2021, 144A	269,956
1,121,000	First Data Corp., 10.625%, 6/15/2021	1,228,896
150,000	Foot Locker, Inc., 8.500%, 1/15/2022(f)	164,657
25,000	Ford Motor Co., 6.375%, 2/01/2029	27,880
50,000	Ford Motor Co., 6.625%, 2/15/2028	56,487
2,105,000	Ford Motor Co., 6.625%, 10/01/2028	2,463,648
40,000	Ford Motor Co., 7.125%, 11/15/2025	47,585
560,000	Ford Motor Co., 7.400%, 11/01/2046	709,375
5,000	Ford Motor Co., 7.500%, 8/01/2026	6,038
5,000,000	Ford Motor Credit Co. LLC, 2.459%, 3/27/2020	4,895,920

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$1,000,000	Ford Motor Credit Co. LLC, 5.000%, 5/15/2018	$1,063,587
905,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A	1,051,699
2,370,000	Freeport-McMoRan, Inc., 3.875%, 3/15/2023	1,762,687
475,000	Freeport-McMoRan, Inc., 5.450%, 3/15/2043	330,125
865,000	Frontier Communications Corp., 6.875%, 1/15/2025	683,350
205,000	FTS International, Inc., 6.250%, 5/01/2022	63,550
50,000	General Electric Capital Corp., GMTN, 3.100%, 1/09/2023	51,123
600,000	General Electric Capital Corp., Series A, (fixed rate to 6/15/2022, variable rate thereafter), 7.125%(d)	693,000
5,000,000	General Motors Financial Co., Inc., 2.400%, 4/10/2018	4,961,570
240,000	General Motors Financial Co., Inc., 3.450%, 4/10/2022	230,853
195,000	Genworth Holdings, Inc., 4.800%, 2/15/2024	146,250
500,000	Genworth Holdings, Inc., 4.900%, 8/15/2023	390,000
215,000	Genworth Holdings, Inc., 6.500%, 6/15/2034	167,700
3,435,000	Georgia-Pacific LLC, 7.250%, 6/01/2028(c)	4,439,593
105,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	133,133
180,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	240,579
315,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	452,641
800,000	Goldman Sachs Group, Inc. (The), 3.375%, 2/01/2018, (CAD)	619,396
2,295,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	2,737,747
3,045,000	Goodyear Tire & Rubber Co. (The), 7.000%, 5/15/2022	3,235,312
165,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	172,425
70,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.989%, 8/10/2045(g)	70,237
425,000	Halcon Resources Corp., 8.875%, 5/15/2021	127,500
410,000	Hanover Insurance Group, Inc. (The), 6.375%, 6/15/2021	473,761
1,000,000	HCA Holdings, Inc., 6.250%, 2/15/2021	1,065,000
20,000	HCA, Inc., 4.750%, 5/01/2023	20,070
225,000	HCA, Inc., 7.050%, 12/01/2027	232,875
245,000	HCA, Inc., 7.190%, 11/15/2015	245,919
90,000	HCA, Inc., 7.500%, 12/15/2023	100,350
820,000	HCA, Inc., 7.500%, 11/06/2033	865,100
1,500,000	HCA, Inc., 7.690%, 6/15/2025	1,665,000
395,000	HCA, Inc., 8.360%, 4/15/2024	456,225
195,000	HCA, Inc., MTN, 7.580%, 9/15/2025	213,525
75,000	HCA, Inc., MTN, 7.750%, 7/15/2036	79,500
855,000	Hecla Mining Co., 6.875%, 5/01/2021	688,275
585,000	Hercules, Inc., 6.500%, 6/30/2029	539,662
310,000	Hexion, Inc., 7.875%, 2/15/2023(h)	164,300
470,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	500,270
450,000	International Lease Finance Corp., 4.625%, 4/15/2021	452,250
1,250,000	International Lease Finance Corp., 6.250%, 5/15/2019	1,331,250
745,000	INVISTA Finance LLC, 4.250%, 10/15/2019, 144A	718,925
45,000	iStar, Inc., 3.875%, 7/01/2016	44,550
145,000	iStar, Inc., 4.875%, 7/01/2018	140,288
3,460,000	iStar, Inc., 5.000%, 7/01/2019	3,287,000
70,000	iStar, Inc., 5.850%, 3/15/2017	71,400
200,000	iStar, Inc., 7.125%, 2/15/2018	204,500

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$48,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	$33,240
5,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	3,475
665,000	Jefferies Group LLC, 5.125%, 4/13/2018	698,081
30,000	Jefferies Group LLC, 5.125%, 1/20/2023	30,059
1,070,000	Jefferies Group LLC, 6.250%, 1/15/2036	1,009,105
685,000	Jefferies Group LLC, 6.450%, 6/08/2027	710,670
1,410,000	Jefferies Group LLC, 6.875%, 4/15/2021	1,584,634
15,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021	10,575
110,000	K. Hovnanian Enterprises, Inc., 7.000%, 1/15/2019, 144A	80,300
165,000	K. Hovnanian Enterprises, Inc., 8.000%, 11/01/2019, 144A	118,388
1,665,000	KB Home, 8.000%, 3/15/2020	1,764,900
190,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	190,950
55,000	Lennar Corp., Series B, 6.500%, 4/15/2016	56,100
140,000	Level 3 Communications, Inc., 5.750%, 12/01/2022	137,375
330,000	Level 3 Financing, Inc., 5.125%, 5/01/2023, 144A	314,738
760,000	Level 3 Financing, Inc., 5.375%, 5/01/2025, 144A	721,521
135,000	Level 3 Financing, Inc., 7.000%, 6/01/2020	139,725
1,435,000	Level 3 Financing, Inc., 8.625%, 7/15/2020	1,499,575
95,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.875%, 6/01/2025	87,381
165,000	Masco Corp., 6.500%, 8/15/2032	169,125
865,000	Masco Corp., 7.750%, 8/01/2029	966,637
2,700,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	3,105,648
460,000	Micron Technology, Inc., 5.500%, 2/01/2025	422,050
610,000	Micron Technology, Inc., 5.625%, 1/15/2026, 144A	549,000
825,000	Morgan Stanley, 2.125%, 4/25/2018	829,858
220,000	Morgan Stanley, 2.500%, 1/24/2019	223,003
450,000	Morgan Stanley, 3.750%, 2/25/2023	460,905
725,000	Morgan Stanley, 5.750%, 1/25/2021	826,845
500,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	357,886
3,150,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	3,188,156
600,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	721,084
100,000	Morgan Stanley, Series F, MTN, 0.737%, 10/18/2016(g)	99,803
3,000,000	Navient Corp., 5.000%, 10/26/2020	2,514,900
95,000	Navient Corp., 5.875%, 10/25/2024	74,575
175,000	Navient LLC, 4.875%, 6/17/2019	159,250
915,000	Navient LLC, 5.500%, 1/25/2023	725,705
1,600(††††)	Navient LLC, 6.000%, 12/15/2043	27,435
40,000	Navient LLC, MTN, 4.625%, 9/25/2017	39,275
60,000	Navient LLC, MTN, 5.500%, 1/15/2019	55,763
1,130,000	Navient LLC, MTN, 7.250%, 1/25/2022	988,750
10,000	Navient LLC, Series A, MTN, 5.000%, 6/15/2018	9,550
2,560,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033(h)	1,657,600
360,000	Navient LLC, Series A, MTN, 8.450%, 6/15/2018	370,123
4,457,000	New Albertson’s, Inc., 7.450%, 8/01/2029	4,367,860
245,000	New Albertson’s, Inc., 7.750%, 6/15/2026	233,975
4,155,000	New Albertson’s, Inc., 8.000%, 5/01/2031	4,071,900

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$2,110,000	New Albertson’s, Inc., 8.700%, 5/01/2030	$2,131,100
315,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	270,900
365,000	Newell Rubbermaid, Inc., 4.000%, 12/01/2024	371,061
20,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	16,800
1,970,000	Noble Energy, Inc., 5.625%, 5/01/2021	1,981,820
135,000	Oasis Petroleum, Inc., 6.875%, 3/15/2022	106,961
220,000	Oasis Petroleum, Inc., 6.875%, 1/15/2023	170,500
290,000	Oasis Petroleum, Inc., 7.250%, 2/01/2019	255,925
420,000	Old Republic International Corp., 4.875%, 10/01/2024	440,290
55,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.250%, 2/15/2022	54,931
140,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875%, 3/15/2025	142,450
7,000	Owens Corning, 6.500%, 12/01/2016	7,470
535,000	Owens Corning, 7.000%, 12/01/2036	626,645
2,965,000	Owens-Brockway Glass Container, Inc., 5.375%, 1/15/2025, 144A	2,846,400
540,000	PulteGroup, Inc., 6.000%, 2/15/2035	529,200
785,000	PulteGroup, Inc., 6.375%, 5/15/2033	806,587
220,000	PulteGroup, Inc., 7.875%, 6/15/2032	253,000
255,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	239,381
1,335,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	1,391,737
650,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	549,250
400,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	422,000
60,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	55,200
476,000	Qwest Corp., 6.875%, 9/15/2033	459,562
115,000	Qwest Corp., 7.250%, 9/15/2025	128,297
480,000	R.R. Donnelley & Sons Co., 7.000%, 2/15/2022	465,600
200,000	Rain CII Carbon LLC/CII Carbon Corp., 8.250%, 1/15/2021, 144A	160,000
230,000	Range Resources Corp., 4.875%, 5/15/2025, 144A	204,988
850,000	Range Resources Corp., 5.000%, 8/15/2022	752,250
220,000	Range Resources Corp., 5.000%, 3/15/2023	194,563
1,075,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	1,049,576
230,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.500%, 4/15/2023	222,525
80,000	Reynolds American, Inc., 6.750%, 6/15/2017	86,603
970,000	Santander Holdings USA, Inc., 2.650%, 4/17/2020	952,380
25,000	Sealed Air Corp., 4.875%, 12/01/2022, 144A	24,719
640,000	Sealed Air Corp., 5.500%, 9/15/2025, 144A	649,600
760,000	Shearer’s Foods LLC/Chip Finance Corp., 9.000%, 11/01/2019, 144A	805,600
135,000	Springleaf Finance Corp., 5.250%, 12/15/2019	131,963
330,000	Springleaf Finance Corp., 7.750%, 10/01/2021	352,275
130,000	Springleaf Finance Corp., 8.250%, 10/01/2023	141,700
400,000	Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	406,480
300,000	Springleaf Finance Corp., Series I, MTN, 5.400%, 12/01/2015	300,000
2,349,000	Sprint Capital Corp., 6.875%, 11/15/2028	1,685,407
2,240,000	Sprint Capital Corp., 8.750%, 3/15/2032	1,741,600
26,000	Sprint Communications, Inc., 6.000%, 12/01/2016	25,626

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$1,720,000	Sprint Communications, Inc., 6.000%, 11/15/2022	$1,294,300
120,000	Sprint Corp., 7.125%, 6/15/2024	92,352
2,840,000	Sprint Corp., 7.875%, 9/15/2023	2,298,625
2,910,000	SUPERVALU, Inc., 6.750%, 6/01/2021	2,822,700
610,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.125%, 11/15/2019, 144A	547,475
235,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.000%, 1/15/2018, 144A	223,838
1,365,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.750%, 3/15/2024, 144A	1,303,575
520,000	Tenet Healthcare Corp., 5.000%, 3/01/2019	503,100
100,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	99,250
1,360,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	1,224,000
820,000	Textron, Inc., 5.950%, 9/21/2021	950,732
90,000	Time Warner Cable, Inc., 4.500%, 9/15/2042	71,156
565,000	Time Warner Cable, Inc., 5.250%, 7/15/2042, (GBP)	737,559
945,000	Toys “R” Us, Inc., 7.375%, 10/15/2018	604,209
171,000	TransDigm, Inc., 6.500%, 7/15/2024	160,714
185,000	TransDigm, Inc., 6.500%, 5/15/2025, 144A	173,900
90,000	TRI Pointe Holdings, Inc., 4.375%, 6/15/2019	88,200
5,000	TRI Pointe Holdings, Inc., 5.875%, 6/15/2024	4,900
5,000,000	U.S. Treasury Note, 0.250%, 2/29/2016(c)	5,002,345
3,785,000	U.S. Treasury Note, 0.250%, 5/15/2016	3,785,246
7,500,000	U.S. Treasury Note, 0.375%, 3/31/2016(c)	7,507,327
8,530,000	U.S. Treasury Note, 0.375%, 10/31/2016(c)	8,528,115
8,520,000	U.S. Treasury Note, 0.500%, 11/30/2016(c)	8,526,211
9,545,000	U.S. Treasury Note, 0.875%, 7/15/2017	9,589,871
5,555,000	U.S. Treasury Note, 1.000%, 3/15/2018(i)	5,583,858
15,291	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	16,389
630,000	United Continental Holdings, Inc., 6.375%, 6/01/2018	661,500
295,000	United Rentals North America, Inc., 7.625%, 4/15/2022	312,700
1,940,000	United States Steel Corp., 6.650%, 6/01/2037	1,378,370
770,000	United States Steel Corp., 7.500%, 3/15/2022	608,300
120,695	US Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	133,368
64,862	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	72,808
458,780	US Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	474,057
230,000	USG Corp., 9.750%, 1/15/2018	255,875
110,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	119,934
60,000	Weyerhaeuser Co., 6.950%, 10/01/2027	71,844
315,000	Weyerhaeuser Co., 7.375%, 3/15/2032	395,928
625,000	Whiting Petroleum Corp., 5.000%, 3/15/2019	543,750
400,000	Whiting Petroleum Corp., 6.500%, 10/01/2018	375,000
965,000	Windstream Services LLC, 7.500%, 4/01/2023	714,100
500,000	WPX Energy, Inc., 5.250%, 1/15/2017	497,500

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$125,000	Xerox Corp., 6.750%, 2/01/2017	$133,062
20,000	Xerox Corp., MTN, 7.200%, 4/01/2016	20,586

		226,869,880

	Total Non-Convertible Bonds (Identified Cost $410,711,326)	390,872,013

Convertible Bonds — 0.7%
	United States — 0.7%
495,000	Brocade Communications Systems, Inc., 1.375%, 1/01/2020, 144A	484,791
565,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	485,900
185,000	Ciena Corp., 3.750%, 10/15/2018, 144A	231,366
530,000	Hologic, Inc., (accretes to principal after 3/01/2018), 2.000%, 3/01/2042(j)	714,837
225,000	Iconix Brand Group, Inc., 1.500%, 3/15/2018	178,875
1,125,000	Intel Corp., 3.250%, 8/01/2039	1,697,344
275,000	KB Home, 1.375%, 2/01/2019	255,406
83,000	Macquarie Infrastructure Corp., 2.875%, 7/15/2019	94,205
2,200,000	Old Republic International Corp., 3.750%, 3/15/2018	2,541,000
1,450,000	Priceline Group, Inc. (The), 0.900%, 9/15/2021, 144A	1,425,531
345,000	Rovi Corp., 0.500%, 3/01/2020, 144A	266,081
40,000	RPM International, Inc., 2.250%, 12/15/2020	44,575
90,000	Trinity Industries, Inc., 3.875%, 6/01/2036	106,144

	Total Convertible Bonds (Identified Cost $7,308,877)	8,526,055

Municipals — 0.0%
	United States — 0.0%
415,000	State of Illinois, 5.100%, 6/01/2033	388,772
130,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	99,719

	Total Municipals (Identified Cost $452,450)	488,491

	Total Bonds and Notes (Identified Cost $418,472,653)	399,886,559

Senior Loans — 0.3%
	United States — 0.3%
1,828,125	Fairpoint Communications, Inc., Refi Term Loan, 7.500%, 2/14/2019(g)	1,832,312
1,065,000	Flying Fortress, Inc., New Term Loan, 3.500%, 4/30/2020(g)	1,063,339
448,354	PowerTeam Services LLC, 1st Lien Term Loan, 4.250%, 5/06/2020(g)	442,377
120,000	PowerTeam Services LLC, 2nd Lien Term Loan, 8.250%, 11/06/2020(g)	114,000
14,464	SuperMedia, Inc., Exit Term Loan, 11.600%, 12/30/2016(g)	7,738
900,355	Supervalu, Inc., Refi Term Loan B, 4.500%, 3/21/2019(g)	900,733

	Total Senior Loans (Identified Cost $4,369,081)	4,360,499

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Global Equity and Income Fund – (continued)

Shares	Description	Value (†)
Preferred Stocks — 0.1%
Convertible Preferred Stocks — 0.1%
	United States — 0.1%
2,585	Alcoa, Inc., Series 1, 5.375%	$86,339
460	Chesapeake Energy Corp., 5.000%	23,173
40	Chesapeake Energy Corp., 5.750%	15,800
650	Chesapeake Energy Corp., 5.750%	259,187
100	Chesapeake Energy Corp., Series A, 5.750% 144A	39,500

	Total Convertible Preferred Stocks (Identified Cost $563,659)	423,999

Non-Convertible Preferred Stock — 0.0%
	United States — 0.0%
341	Ally Financial, Inc., Series G, 7.000% 144A (Identified Cost $75,329)	342,076

	Total Preferred Stocks (Identified Cost $638,988)	766,075

Principal Amount (‡)
Short-Term Investments — 4.7%
$40,504	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2015 at 0.000% to be repurchased at $40,504 on 10/01/2015 collateralized by $40,600 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $41,338 including accrued interest (Note 2 of Notes to Financial Statements)	40,504
58,739,401	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2015 at 0.010% to be repurchased at $58,739,417 on 10/01/2015 collateralized by $56,725,000 U.S. Treasury Bond, 3.125% due 2/15/2042 valued at $59,915,781 including accrued interest (Note 2 of Notes to Financial Statements)	58,739,401

	Total Short-Term Investments (Identified Cost $58,779,905)	58,779,905

	Total Investments — 98.9% (Identified Cost $1,176,573,593)(a)	1,231,014,955
	Other assets less liabilities — 1.1%	13,381,378

	Net Assets — 100.0%	$1,244,396,333

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 1,000.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(††††)	Amount shown represents units. One unit represents a principal amount of 25.

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Global Equity and Income Fund – (continued)

(a)	Federal Tax Information:
At September 30, 2015, the net unrealized appreciation on investments based on a cost of $1,174,528,149 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$125,848,575
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(69,361,769)

	Net unrealized appreciation	$56,486,806

(b)	Non-income producing security.
(c)	All of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.
(d)	Perpetual bond with no specified maturity date.
(e)	When-issued/delayed delivery. See Note 2 of Notes to Financial Statements.
(f)	Fair valued by the Fund’s adviser. At September 30, 2015, the value of these securities amounted to $171,786 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(g)	Variable rate security. Rate as of September 30, 2015 is disclosed.
(h)	Illiquid security. At September 30, 2015, the value of these securities amounted to $1,821,900 or 0.1% of net assets. Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures. See Note 2 of Notes to Financial Statements.
(i)	A portion of this security has been pledged as collateral for open forward foreign currency contracts.
(j)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the value of Rule 144A holdings amounted to $102,731,538 or 8.3% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Global Equity and Income Fund – (continued)

NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
TRY	Turkish Lira
ZAR	South African Rand

At September 30, 2015, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	12/16/2015	Australian Dollar	1,543,000	$1,078,741	$588
Sell[1]	12/09/2015	Brazilian Real	10,010,000	2,465,482	80,944
Buy[1]	12/16/2015	British Pound	3,740,000	5,655,925	(112,052)
Sell[1]	12/08/2015	Canadian Dollar	2,895,000	2,168,701	9,162
Buy[2]	12/16/2015	Euro	24,250,000	27,131,423	(97,811)
Sell[3]	10/15/2015	Indonesian Rupiah	39,600,000,000	2,689,532	214,332
Buy[1]	12/16/2015	Japanese Yen	2,276,500,000	19,000,309	(22,123)
Sell[4]	12/16/2015	Mexican Peso	107,500,000	6,321,429	55,933
Sell[1]	12/16/2015	New Zealand Dollar	8,162,000	5,190,257	(59,951)
Sell[4]	12/16/2015	Norwegian Krone	4,200,000	492,771	15,900
Sell[3]	12/16/2015	Polish Zloty	24,720,000	6,491,010	41,414
Sell[4]	10/28/2015	Swedish Krona	3,100,000	370,582	(10,308)

Total					$116,028

At September 30, 2015, the Fund had the following open forward cross currency contracts:

Settlement Date	Deliver/Units of Currency		Receive/Units of Currency			Unrealized Appreciation (Depreciation)
10/28/2015	Norwegian Krone	14,180,000	Euro	[1]	1,581,371	$102,769

1 Counterparty is Credit Suisse International

2 Counterparty is Morgan Stanley & Co.

3 Counterparty is Citibank N.A.

4 Counterparty is UBS AG

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Global Equity and Income Fund – (continued)

Industry Summary at September 30, 2015

Pharmaceuticals	8.6%
Treasuries	8.3
Internet Software & Services	6.3
Banks	6.1
Banking	4.3
Insurance	4.1
Aerospace & Defense	4.0
IT Services	3.7
Specialty Retail	3.6
Internet & Catalog Retail	3.5
Beverages	2.3
Household Durables	2.2
Government Owned – No Guarantee	2.0
Other Investments, less than 2% each	35.2
Short-Term Investments	4.7

Total Investments	98.9
Other assets less liabilities (including forward foreign currency contracts)	1.1

Net Assets	100.0%

Currency Exposure Summary at September 30, 2015

United States Dollar	70.4%
Euro	6.6
British Pound	3.2
Japanese Yen	3.1
Hong Kong Dollar	2.5
Indian Rupee	2.4
Canadian Dollar	2.0
Other, less than 2% each	8.7

Total Investments	98.9
Other assets less liabilities (including forward foreign currency contracts)	1.1

Net Assets	100.0%

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Growth Fund

Shares	Description	Value (†)
Common Stocks — 98.6% of Net Assets
	Air Freight & Logistics — 6.6%
982,343	Expeditors International of Washington, Inc.	$46,219,238
419,902	United Parcel Service, Inc., Class B	41,440,129

		87,659,367

	Beverages — 11.6%
1,294,766	Coca-Cola Co. (The)	51,946,012
452,656	Monster Beverage Corp.(b)	61,171,932
736,515	SABMiller PLC, Sponsored ADR	42,172,849

		155,290,793

	Biotechnology — 2.2%
211,490	Amgen, Inc.	29,253,297

	Capital Markets — 3.5%
146,414	Greenhill & Co., Inc.	4,168,406
875,834	SEI Investments Co.	42,241,474

		46,409,880

	Communications Equipment — 8.8%
2,622,138	Cisco Systems, Inc.	68,831,123
902,333	QUALCOMM, Inc.	48,482,352

		117,313,475

	Consumer Finance — 1.2%
214,346	American Express Co.	15,889,469

	Energy Equipment & Services — 2.6%
510,368	Schlumberger Ltd.	35,200,081

	Food Products — 3.8%
4,076,430	Danone, Sponsored ADR	51,363,018

	Health Care Equipment & Supplies — 3.9%
444,386	Varian Medical Systems, Inc.(b)	32,786,799
204,770	Zimmer Biomet Holdings, Inc.	19,234,046

		52,020,845

	Hotels, Restaurants & Leisure — 2.4%
400,650	Yum! Brands, Inc.	32,031,967

	Household Products — 3.5%
649,262	Procter & Gamble Co. (The)	46,707,908

	Internet & Catalog Retail — 5.4%
140,423	Amazon.com, Inc.(b)	71,881,129

	Internet Software & Services — 13.6%
752,099	Alibaba Group Holding Ltd., Sponsored ADR(b)	44,351,278
756,796	Facebook, Inc., Class A(b)	68,035,960
55,785	Google, Inc., Class A(b)	35,611,471
55,924	Google, Inc., Class C(b)	34,025,280

		182,023,989

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Growth Fund – (continued)

Shares	Description	Value (†)
	IT Services — 5.8%
149,738	Automatic Data Processing, Inc.	$12,032,946
949,462	Visa, Inc., Class A	66,139,523

		78,172,469

	Pharmaceuticals — 8.5%
386,813	Merck & Co., Inc.	19,104,694
469,340	Novartis AG, ADR	43,141,733
956,996	Novo Nordisk AS, Sponsored ADR	51,907,463

		114,153,890

	Semiconductors & Semiconductor Equipment — 2.7%
110,561	Analog Devices, Inc.	6,236,746
704,798	ARM Holdings PLC, Sponsored ADR	30,482,513

		36,719,259

	Software — 11.0%
648,123	Autodesk, Inc.(b)	28,608,149
156,642	FactSet Research Systems, Inc.	25,032,958
748,652	Microsoft Corp.	33,135,338
1,665,751	Oracle Corp.	60,166,926

		146,943,371

	Specialty Retail — 1.5%
293,788	Lowe’s Cos., Inc.	20,247,869

	Total Common Stocks (Identified Cost $1,231,997,441)	1,319,282,076

Principal Amount
Short-Term Investments — 4.1%
$54,314,835	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2015 at 0.010% to be repurchased at $54,314,850 on 10/01/2015 collateralized by $55,265,000 U.S. Treasury Note, 1.750% due 2/28/2022 valued at $55,403,163 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $54,314,835)	54,314,835

	Total Investments — 102.7% (Identified Cost $1,286,312,276)(a)	1,373,596,911
	Other assets less liabilities — (2.7)%	(35,799,056)

	Net Assets — 100.0%	$1,337,797,855

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2015, the net unrealized appreciation on investments based on a cost of $1,286,351,875 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$148,684,813
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(61,439,777)

	Net unrealized appreciation	$87,245,036

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Growth Fund – (continued)

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at September 30, 2015

Internet Software & Services	13.6%
Beverages	11.6
Software	11.0
Communications Equipment	8.8
Pharmaceuticals	8.5
Air Freight & Logistics	6.6
IT Services	5.8
Internet & Catalog Retail	5.4
Health Care Equipment & Supplies	3.9
Food Products	3.8
Household Products	3.5
Capital Markets	3.5
Semiconductors & Semiconductor Equipment	2.7
Energy Equipment & Services	2.6
Hotels, Restaurants & Leisure	2.4
Biotechnology	2.2
Other Investments, less than 2% each	2.7
Short-Term Investments	4.1

Total Investments	102.7
Other assets less liabilities	(2.7)

Net Assets	100.0%

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Value Fund

Shares	Description	Value (†)
Common Stocks — 98.1% of Net Assets
	Aerospace & Defense — 4.7%
238,190	Honeywell International, Inc.	$22,554,211
137,411	Northrop Grumman Corp.	22,803,355
263,628	United Technologies Corp.	23,460,256

		68,817,822

	Automobiles — 2.1%
575,017	General Motors Co.	17,262,010
250,475	Harley-Davidson, Inc.	13,751,078

		31,013,088

	Banks — 12.8%
2,097,528	Bank of America Corp.	32,679,486
623,897	Citigroup, Inc.	30,951,530
1,411,376	Fifth Third Bancorp	26,689,120
703,426	JPMorgan Chase & Co.	42,887,883
236,538	PNC Financial Services Group, Inc. (The)	21,099,190
632,460	Wells Fargo & Co.	32,476,821

		186,784,030

	Beverages — 1.6%
242,559	PepsiCo, Inc.	22,873,314

	Biotechnology — 1.2%
311,618	AbbVie, Inc.	16,955,135

	Capital Markets — 3.4%
196,473	Ameriprise Financial, Inc.	21,441,098
324,629	Legg Mason, Inc.	13,507,813
211,601	State Street Corp.	14,221,703

		49,170,614

	Chemicals — 1.3%
398,757	E.I. du Pont de Nemours & Co.	19,220,087

	Communications Equipment — 2.7%
798,764	Cisco Systems, Inc.	20,967,555
346,980	QUALCOMM, Inc.	18,643,235

		39,610,790

	Construction Materials — 1.6%
262,118	Vulcan Materials Co.	23,380,926

	Consumer Finance — 2.8%
222,018	American Express Co.	16,458,194
471,564	Discover Financial Services	24,516,613

		40,974,807

	Containers & Packaging — 1.5%
482,374	Sealed Air Corp.	22,613,693

	Diversified Telecommunication Services — 1.3%
444,880	Verizon Communications, Inc.	19,356,729

	Electric Utilities — 1.3%
195,455	NextEra Energy, Inc.	19,066,635

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Value Fund – (continued)

Shares	Description	Value (†)
	Electrical Equipment — 1.3%
364,074	Eaton Corp. PLC	$18,676,996

	Electronic Equipment, Instruments & Components — 1.0%
779,276	Knowles Corp.(b)	14,362,057

	Energy Equipment & Services — 2.3%
644,811	Halliburton Co.	22,794,069
293,920	National Oilwell Varco, Inc.	11,066,088

		33,860,157

	Food & Staples Retailing — 1.3%
192,654	CVS Health Corp.	18,587,258

	Food Products — 1.6%
548,147	Mondelez International, Inc., Class A	22,950,915

	Health Care Equipment & Supplies — 1.5%
330,120	Medtronic PLC	22,098,233

	Health Care Providers & Services — 4.8%
262,551	Express Scripts Holding Co.(b)	21,256,129
208,748	HCA Holdings, Inc.(b)	16,148,745
277,754	UnitedHealth Group, Inc.	32,222,242

		69,627,116

	Independent Power & Renewable Electricity Producers — 0.7%
715,134	Calpine Corp.(b)	10,440,956

	Insurance — 7.3%
451,730	American International Group, Inc.	25,667,299
549,047	FNF Group	19,474,697
487,875	MetLife, Inc.	23,003,306
196,521	Travelers Cos., Inc. (The)	19,559,735
590,183	Unum Group	18,933,071

		106,638,108

	Internet & Catalog Retail — 1.1%
603,855	Liberty Interactive Corp./QVC Group, Class A(b)	15,839,117

	Machinery — 2.1%
272,282	Ingersoll-Rand PLC	13,823,757
330,676	Pentair PLC	16,877,703

		30,701,460

	Media — 4.5%
436,759	Comcast Corp., Class A	24,842,852
288,984	Liberty Global PLC, Class A(b)	12,408,973
261,131	Omnicom Group, Inc.	17,208,533
265,571	Viacom, Inc., Class B	11,459,388

		65,919,746

	Multi-Utilities — 1.2%
335,865	PG&E Corp.	17,733,672

	Oil, Gas & Consumable Fuels — 5.8%
245,065	Chevron Corp.	19,330,727
315,598	Hess Corp.	15,798,836
1,090,376	Marathon Oil Corp.	16,791,791

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Value Fund – (continued)

Shares	Description	Value (†)
	Oil, Gas & Consumable Fuels — continued
362,508	Royal Dutch Shell PLC, Sponsored ADR	$17,179,254
262,259	Valero Energy Corp.	15,761,766

		84,862,374

	Pharmaceuticals — 9.5%
66,341	Allergan PLC(b)	18,032,147
347,080	Eli Lilly & Co.	29,047,125
529,933	Merck & Co., Inc.	26,173,391
1,056,462	Pfizer, Inc.	33,183,472
236,953	Sanofi, ADR	11,248,159
385,777	Teva Pharmaceutical Industries Ltd., Sponsored ADR	21,780,969

		139,465,263

	REITs – Diversified — 1.1%
593,076	Weyerhaeuser Co.	16,214,698

	Road & Rail — 1.4%
270,579	Norfolk Southern Corp.	20,672,236

	Software — 3.6%
806,679	Microsoft Corp.	35,703,612
867,921	Symantec Corp.	16,898,422

		52,602,034

	Specialty Retail — 1.3%
266,523	Lowe’s Cos., Inc.	18,368,765

	Technology Hardware, Storage & Peripherals — 2.6%
169,891	Apple, Inc.	18,738,977
801,407	EMC Corp.	19,361,993

		38,100,970

	Textiles, Apparel & Luxury Goods — 1.4%
169,099	Ralph Lauren Corp.	19,980,738

	Tobacco — 1.3%
238,897	Philip Morris International, Inc.	18,951,699

	Wireless Telecommunication Services — 1.1%
529,931	Vodafone Group PLC, Sponsored ADR	16,820,010

	Total Common Stocks (Identified Cost $1,263,418,025)	1,433,312,248

Principal Amount
Short-Term Investments — 1.2%
$17,234,812	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2015 at 0.010% to be repurchased at $17,234,817 on 10/01/2015 collateralized by $17,540,000 U.S. Treasury Note, 1.750% due 2/28/2022 valued at $17,583,850 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $17,234,812)	17,234,812

	Total Investments — 99.3% (Identified Cost $1,280,652,837)(a)	1,450,547,060
	Other assets less liabilities — 0.7%	10,687,693

	Net Assets — 100.0%	$1,461,234,753

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Value Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2015, the net unrealized appreciation on investments based on a cost of $1,285,894,265 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$277,617,465
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(112,964,670)

	Net unrealized appreciation	$164,652,795

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

Industry Summary at September 30, 2015

Banks	12.8%
Pharmaceuticals	9.5
Insurance	7.3
Oil, Gas & Consumable Fuels	5.8
Health Care Providers & Services	4.8
Aerospace & Defense	4.7
Media	4.5
Software	3.6
Capital Markets	3.4
Consumer Finance	2.8
Communications Equipment	2.7
Technology Hardware, Storage & Peripherals	2.6
Energy Equipment & Services	2.3
Automobiles	2.1
Machinery	2.1
Other Investments, less than 2% each	27.1
Short-Term Investments	1.2

Total Investments	99.3
Other assets less liabilities	0.7

Net Assets	100.0%

See accompanying notes to financial statements.

|  48

Statements of Assets and Liabilities

September 30, 2015

	Global Equity and Income Fund	Growth Fund	Value Fund
ASSETS
Investments at cost	$1,176,573,593	$1,286,312,276	$1,280,652,837
Net unrealized appreciation	54,441,362	87,284,635	169,894,223

Investments at value	1,231,014,955	1,373,596,911	1,450,547,060
Cash	27,014	—	78,962
Foreign currency at value (identified cost $9,604,261, $0 and $0, respectively)	9,553,066	—	—
Receivable for Fund shares sold	4,576,325	4,319,912	3,746,158
Receivable for securities sold	2,295,800	—	16,467,476
Collateral received for open forward foreign currency contracts (Notes 2 and 4)	270,000	—	—
Dividends and interest receivable	6,156,412	918,645	1,521,358
Unrealized appreciation on forward foreign currency contracts (Note 2)	521,042	—	—
Tax reclaims receivable	339,511	3,537	—

TOTAL ASSETS	1,254,754,125	1,378,839,005	1,472,361,014

LIABILITIES
Payable for securities purchased	5,023,786	39,278,581	8,662,915
Payable for when-issued/delayed delivery securities purchased (Note 2)	1,628,196	—	—
Payable for Fund shares redeemed	911,649	911,255	1,324,268
Unrealized depreciation on forward foreign currency contracts (Note 2)	302,245	—	—
Foreign taxes payable (Note 2)	1,094,252	—	—
Due to broker (Note 2)	270,000	—	—
Management fees payable (Note 6)	776,779	530,280	610,848
Deferred Trustees’ fees (Note 6)	125,486	146,055	329,144
Administrative fees payable (Note 6)	44,996	46,048	53,099
Payable to distributor (Note 6d)	11,829	12,970	18,255
Other accounts payable and accrued expenses	168,574	115,961	127,732

TOTAL LIABILITIES	10,357,792	41,041,150	11,126,261

NET ASSETS	$1,244,396,333	$1,337,797,855	$1,461,234,753

NET ASSETS CONSIST OF:
Paid-in capital	$1,119,097,664	$1,263,386,498	$977,273,467
Undistributed net investment income	7,742,946	6,076,156	16,118,141
Accumulated net realized gain (loss) on investments and foreign currency transactions	64,080,393	(18,949,434)	297,948,922
Net unrealized appreciation on investments and foreign currency translations	53,475,330	87,284,635	169,894,223

NET ASSETS	$1,244,396,333	$1,337,797,855	$1,461,234,753

See accompanying notes to financial statements.

49  |

Statements of Assets and Liabilities (continued)

September 30, 2015

	Global Equity and Income Fund	Growth Fund		Value Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$246,370,809	$122,202,598		$124,661,695

Shares of beneficial interest	13,356,703	12,340,724		5,198,611

Net asset value and redemption price per share	$18.45	$9.90		$23.98

Offering price per share (100/94.25 of net asset value) (Note 1)	$19.58	$10.50		$25.44

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$—	$22,370		$60,207

Shares of beneficial interest	—	2,434		2,454

Net asset value and offering price per share	$—	$9.19		$24.54	*

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$393,416,364	$41,421,057		$15,070,707

Shares of beneficial interest	21,625,751	4,510,263		636,116

Net asset value and offering price per share	$18.19	$9.18		$23.69

Class N shares:
Net assets	$—	$1,400		$554,945,890

Shares of beneficial interest	—	133		23,035,081

Net asset value, offering and redemption price per share	$—	$10.52	*	$24.09

Class Y shares:
Net assets	$604,609,160	$1,174,150,430		$681,108,811

Shares of beneficial interest	32,584,906	111,510,695		28,258,630

Net asset value, offering and redemption price per share	$18.55	$10.53		$24.10

Admin Class shares:
Net assets	$—	$—		$85,387,443

Shares of beneficial interest	—	—		3,585,874

Net asset value, offering and redemption price per share	$—	$—		$23.81

*	Net asset value calculations reflect fractional share and dollar amounts.

See accompanying notes to financial statements.

|  50

Statements of Operations

For the Year Ended September 30, 2015

	Global Equity and Income Fund	Growth Fund	Value Fund
INVESTMENT INCOME
Dividends	$10,642,923	$16,209,231	$39,646,061
Interest	17,904,158	2,614	4,683
Less net foreign taxes withheld	(614,812)	(392,799)	(455,025)

	27,932,269	15,819,046	39,195,719

Expenses
Management fees (Note 6)	9,385,904	5,802,901	9,462,497
Service and distribution fees (Note 6)	4,459,808	588,393	1,018,361
Administrative fees (Note 6)	533,866	495,189	807,293
Trustees’ fees and expenses (Note 6)	33,771	32,260	38,332
Transfer agent fees and expenses (Notes 6 and 7)	1,055,306	1,096,667	1,644,494
Audit and tax services fees	60,467	40,292	40,272
Custodian fees and expenses	244,811	46,350	53,953
Legal fees	14,083	12,407	21,793
Registration fees	101,164	132,287	205,981
Shareholder reporting expenses	102,958	54,181	107,793
Miscellaneous expenses	48,869	31,356	58,025

Total expenses	16,041,007	8,332,283	13,458,794
Less waiver and/or expense reimbursement (Note 6)	—	(144)	—

Net expenses	16,041,007	8,332,139	13,458,794

Net investment income	11,891,262	7,486,907	25,736,925

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investments	65,593,516	102,347,346	324,209,929
Foreign currency transactions	2,128,654	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(93,596,095)	(62,314,445)	(400,601,216)
Foreign currency translations	(448,257)	—	—

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(26,322,182)	40,032,901	(76,391,287)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(14,430,920)	$47,519,808	$(50,654,362)

See accompanying notes to financial statements.

51  |

Statements of Changes in Net Assets

	Global Equity and Income Fund		Growth Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014
FROM OPERATIONS:
Net investment income	$11,891,262	$16,654,633	$7,486,907	$5,925,597
Net realized gain on investments and foreign currency transactions	67,722,170	63,034,029	102,347,346	37,751,773
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(94,044,352)	30,721,127	(62,314,445)	73,439,555

Net increase (decrease) in net assets resulting from operations	(14,430,920)	110,409,789	47,519,808	117,116,925

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(2,404,233)	(4,662,019)	(382,515)	(62,431)
Class C	(1,155,191)	(3,777,946)	—	—
Class N	—	—	(7)	(3)
Class Y	(8,199,038)	(11,208,754)	(5,959,493)	(1,861,749)
Net realized capital gains
Class A	(11,493,040)	(3,414,741)	—	—
Class C	(18,511,977)	(4,537,332)	—	—
Class Y	(30,839,565)	(7,216,843)	—	—

Total distributions	(72,603,044)	(34,817,635)	(6,342,015)	(1,924,183)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	84,205,723	9,166,416	198,516,181	369,196,723

Net increase (decrease) in net assets	(2,828,241)	84,758,570	239,693,974	484,389,465
NET ASSETS
Beginning of the year	1,247,224,574	1,162,466,004	1,098,103,881	613,714,416

End of the year	$1,244,396,333	$1,247,224,574	$1,337,797,855	$1,098,103,881

UNDISTRIBUTED NET INVESTMENT INCOME	$7,742,946	$9,047,574	$6,076,156	$4,934,562

See accompanying notes to financial statements.

|  52

Statements of Changes in Net Assets (continued)

	Value Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014
FROM OPERATIONS:
Net investment income	$25,736,925	$46,159,044
Net realized gain on investments and foreign currency transactions	324,209,929	193,094,685
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(400,601,216)	118,580,388

Net increase (decrease) in net assets resulting from operations	(50,654,362)	357,834,117

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(10,401,685)	(2,696,217)
Class C	(187,911)	(56,045)
Class N	(13,964,469)	(3,689,697)
Class Y	(21,235,238)	(16,821,147)
Admin Class	(5,320)	(119)
Net realized capital gains
Class A	(52,482,381)	(12,795,968)
Class B	(35,446)	(52,578)
Class C	(1,642,866)	(776,082)
Class N	(59,475,488)	(14,085,769)
Class Y	(98,286,185)	(71,586,232)
Admin Class	(27,631)	(641)

Total distributions	(257,744,620)	(122,560,495)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(524,658,028)	96,928,660

Net increase (decrease) in net assets	(833,057,010)	332,202,282
NET ASSETS
Beginning of the year	2,294,291,763	1,962,089,481

End of the year	$1,461,234,753	$2,294,291,763

UNDISTRIBUTED NET INVESTMENT INCOME	$16,118,141	$38,569,726

See accompanying notes to financial statements.

53  |

Financial Highlights

For a share outstanding throughout each period.

	Global Equity and Income Fund—Class A
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011
Net asset value, beginning of the period	$19.77	$18.57	$17.07		$14.24		$14.72

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21	0.28	0.32	(b)	0.35	(c)	0.22
Net realized and unrealized gain (loss)	(0.37)	1.49	1.45		2.71		(0.45)

Total from Investment Operations	(0.16)	1.77	1.77		3.06		(0.23)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)	(0.33)	(0.27)		(0.23)		(0.25)
Net realized capital gains	(0.96)	(0.24)	—		—		—

Total Distributions	(1.16)	(0.57)	(0.27)		(0.23)		(0.25)

Net asset value, end of the period	$18.45	$19.77	$18.57		$17.07		$14.24

Total return(d)	(0.91)%	9.62%	10.54	%(b)	21.75	%(c)	(1.67)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$246,371	$237,167	$251,211		$216,209		$111,589
Net expenses	1.18%	1.17%	1.18%		1.21%		1.24	%(e)
Gross expenses	1.18%	1.17%	1.18%		1.21%		1.24	%(e)
Net investment income	1.06%	1.46%	1.82	%(b)	2.16	%(c)	1.41%
Portfolio turnover rate	48%	49%	58%		29%		65%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.27, total return would have been 10.25% and the ratio of net investment income to average net assets would have been 1.51%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.31, total return would have been 21.46% and the ratio of net investment income to average net assets would have been 1.93%.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Includes fee/expense recovery of 0.02%.

See accompanying notes to financial statements.

|  54

Financial Highlights (continued)

For a share outstanding throughout each period.

	Global Equity and Income Fund—Class C
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011
Net asset value, beginning of the period	$19.51	$18.36	$16.90		$14.10		$14.59

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.06	0.14	0.19	(b)	0.22	(c)	0.10
Net realized and unrealized gain (loss)	(0.36)	1.45	1.45		2.70		(0.44)

Total from Investment Operations	(0.30)	1.59	1.64		2.92		(0.34)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)	(0.20)	(0.18)		(0.12)		(0.15)
Net realized capital gains	(0.96)	(0.24)	—		—		—

Total Distributions	(1.02)	(0.44)	(0.18)		(0.12)		(0.15)

Net asset value, end of the period	$18.19	$19.51	$18.36		$16.90		$14.10

Total return(d)	(1.66)%	8.72%	9.77	%(b)	20.83	%(c)	(2.42)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$393,416	$377,001	$340,561		$251,366		$145,369
Net expenses	1.93%	1.92%	1.93%		1.96%		1.99	%(e)
Gross expenses	1.93%	1.92%	1.93%		1.96%		1.99	%(e)
Net investment income	0.31%	0.71%	1.07	%(b)	1.40	%(c)	0.64%
Portfolio turnover rate	48%	49%	58%		29%		65%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.13, total return would have been 9.41% and the ratio of net investment income to average net assets would have been 0.76%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.19, total return would have been 20.55% and the ratio of net investment income to average net assets would have been 1.18%.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Includes fee/expense recovery of 0.02%.

See accompanying notes to financial statements.

55  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Global Equity and Income Fund—Class Y
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011
Net asset value, beginning of the period	$19.89	$18.68	$17.15		$14.31		$14.78

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.25	0.33	0.37	(b)	0.40	(c)	0.26
Net realized and unrealized gain (loss)	(0.37)	1.49	1.47		2.71		(0.45)

Total from Investment Operations	(0.12)	1.82	1.84		3.11		(0.19)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)	(0.37)	(0.31)		(0.27)		(0.28)
Net realized capital gains	(0.96)	(0.24)	—		—		—

Total Distributions	(1.22)	(0.61)	(0.31)		(0.27)		(0.28)

Net asset value, end of the period	$18.55	$19.89	$18.68		$17.15		$14.31

Total return	(0.72)%	9.87%	10.90	%(b)	21.96	%(c)	(1.42)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$604,609	$633,057	$570,694		$460,103		$216,136
Net expenses	0.93%	0.92%	0.93%		0.96%		0.99	%(d)
Gross expenses	0.93%	0.92%	0.93%		0.96%		0.99	%(d)
Net investment income	1.30%	1.69%	2.07	%(b)	2.44	%(c)	1.65%
Portfolio turnover rate	48%	49%	58%		29%		65%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.31, total return would have been 10.60% and the ratio of net investment income to average net assets would have been 1.76%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.36, total return would have been 21.75% and the ratio of net investment income to average net assets would have been 2.20%.
(d)	Includes fee/expense recovery of 0.02%.

See accompanying notes to financial statements.

|  56

Financial Highlights (continued)

For a share outstanding throughout each period.

	Growth Fund—Class A
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$9.45	$8.07	$6.50	$5.24	$5.14

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05	0.05	0.04	0.04	0.01
Net realized and unrealized gain (loss)	0.45	1.34	1.59	1.23	0.09

Total from Investment Operations	0.50	1.39	1.63	1.27	0.10

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.01)	(0.06)	(0.01)	—
Net realized capital gains	—	—	—	—	—

Total Distributions	(0.05)	(0.01)	(0.06)	(0.01)	—

Net asset value, end of the period	$9.90	$9.45	$8.07	$6.50	$5.24

Total return(b)	5.30%	17.23%	25.23%	24.22%	1.95%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$122,203	$63,682	$50,248	$33,663	$26,716
Net expenses	0.92%	0.94%	1.03%	1.07%	1.14%
Gross expenses	0.92%	0.94%	1.03%	1.07%	1.14%
Net investment income	0.45%	0.55%	0.57%	0.61%	0.23%
Portfolio turnover rate	27%	14%	6%	16%	16%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

57  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Growth Fund—Class B
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$8.79	$7.56	$6.09	$4.94	$4.87

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.03)	(0.02)	(0.01)	(0.01)	(0.03)
Net realized and unrealized gain (loss)	0.43	1.25	1.48	1.16	0.10

Total from Investment Operations	0.40	1.23	1.47	1.15	0.07

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—	—	—
Net realized capital gains	—	—	—	—	—

Total Distributions	—	—	—	—	—

Net asset value, end of the period	$9.19	$8.79	$7.56	$6.09	$4.94

Total return(b)	4.55%	16.27%	24.14%	23.28%	1.44%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$22	$428	$1,422	$1,908	$2,609
Net expenses	1.66%	1.69%	1.78%	1.82%	1.89%
Gross expenses	1.66%	1.69%	1.78%	1.82%	1.89%
Net investment loss	(0.34)%	(0.25)%	(0.14)%	(0.12)%	(0.54)%
Portfolio turnover rate	27%	14%	6%	16%	16%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  58

Financial Highlights (continued)

For a share outstanding throughout each period.

	Growth Fund—Class C
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$8.79	$7.55	$6.09	$4.94	$4.87

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.03)	(0.02)	(0.01)	(0.01)	(0.03)
Net realized and unrealized gain (loss)	0.42	1.26	1.48	1.16	0.10

Total from Investment Operations	0.39	1.24	1.47	1.15	0.07

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.01)	—	—
Net realized capital gains	—	—	—	—	—

Total Distributions	—	—	(0.01)	—	—

Net asset value, end of the period	$9.18	$8.79	$7.55	$6.09	$4.94

Total return(b)	4.44%	16.42%	24.21%	23.28%	1.44%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$41,421	$29,837	$20,798	$10,489	$10,262
Net expenses	1.67%	1.69%	1.78%	1.82%	1.89%
Gross expenses	1.67%	1.69%	1.78%	1.82%	1.89%
Net investment loss	(0.29)%	(0.20)%	(0.20)%	(0.13)%	(0.53)%
Portfolio turnover rate	27%	14%	6%	16%	16%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

59  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Growth Fund—Class N
	Year Ended September 30, 2015	Year Ended September 30, 2014	Period Ended September 30, 2013*
Net asset value, beginning of the period	$10.01	$8.56	$7.58

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.08	0.05	0.03
Net realized and unrealized gain (loss)	0.49	1.42	0.95

Total from Investment Operations	0.57	1.47	0.98

LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)	(0.02)	—
Net realized capital gains	—	—	—

Total Distributions	(0.06)	(0.02)	—

Net asset value, end of the period	$10.52	$10.01	$8.56

Total return(b)	5.65%	17.21%	12.93	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1	$1	$1
Net expenses(d)	0.55%	0.95%	0.95	%(e)
Gross expenses	9.82%	3.45%	3.50	%(e)
Net investment income	0.71%	0.52%	0.60	%(e)
Portfolio turnover rate	27%	14%	6%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  60

Financial Highlights (continued)

For a share outstanding throughout each period.

	Growth Fund—Class Y
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$10.04	$8.57	$6.90	$5.56	$5.43

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07	0.08	0.05	0.06	0.03
Net realized and unrealized gain (loss)	0.49	1.42	1.69	1.30	0.10

Total from Investment Operations	0.56	1.50	1.74	1.36	0.13

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)	(0.03)	(0.07)	(0.02)	—
Net realized capital gains	—	—	—	—	—

Total Distributions	(0.07)	(0.03)	(0.07)	(0.02)	—

Net asset value, end of the period	$10.53	$10.04	$8.57	$6.90	$5.56

Total return	5.59%	17.51%	25.49%	24.57%	2.21%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,174,150	$1,004,157	$541,245	$102,688	$70,177
Net expenses	0.67%	0.69%	0.77%	0.82%	0.89%
Gross expenses	0.67%	0.69%	0.77%	0.82%	0.89%
Net investment income	0.69%	0.79%	0.68%	0.87%	0.49%
Portfolio turnover rate	27%	14%	6%	16%	16%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

61  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Value Fund—Class A
	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$28.47	$25.59		$20.86	$16.04	$16.78

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.29	0.45	(b)	0.31	0.27	0.20
Net realized and unrealized gain (loss)	(1.58)	4.00		4.70	4.78	(0.72)

Total from Investment Operations	(1.29)	4.45		5.01	5.05	(0.52)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.53)	(0.27)		(0.28)	(0.23)	(0.22)
Net realized capital gains	(2.67)	(1.30)		—	—	—

Total Distributions	(3.20)	(1.57)		(0.28)	(0.23)	(0.22)

Net asset value, end of the period	$23.98	$28.47		$25.59	$20.86	$16.04

Total return(c)	(5.59)%	17.97	%(b)	24.35%	31.71%	(3.28)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$124,662	$580,092		$171,327	$129,572	$126,789
Net expenses	0.95%	0.96%		0.97%	0.98%	0.98%
Gross expenses	0.95%	0.96%		0.97%	0.98%	0.98%
Net investment income	1.07%	1.63	%(b)	1.31%	1.45%	1.09%
Portfolio turnover rate	20%	28%		24%	25%	29%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.29, total return would have been 17.02% and the ratio of net investment income to average net assets would have been 1.05%.
(c)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  62

Financial Highlights (continued)

For a share outstanding throughout each period.

	Value Fund—Class B
	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$28.76	$25.77		$20.95	$16.05	$16.77

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.08	0.32	(b)	0.14	0.13	0.06
Net realized and unrealized gain (loss)	(1.63)	3.97		4.75	4.81	(0.73)

Total from Investment Operations	(1.55)	4.29		4.89	4.94	(0.67)

LESS DISTRIBUTIONS FROM:
Net investment income	—	—		(0.07)	(0.04)	(0.05)
Net realized capital gains	(2.67)	(1.30)		—	—	—

Total Distributions	(2.67)	(1.30)		(0.07)	(0.04)	(0.05)

Net asset value, end of the period	$24.54	$28.76		$25.77	$20.95	$16.05

Total return(c)	(6.32)%	17.08	%(b)	23.42%	30.79%	(4.05)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$60	$672		$1,143	$1,534	$2,037
Net expenses	1.69%	1.71%		1.72%	1.73%	1.73%
Gross expenses	1.69%	1.71%		1.72%	1.73%	1.73%
Net investment income	0.29%	1.16	%(b)	0.59%	0.71%	0.32%
Portfolio turnover rate	20%	28%		24%	25%	29%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.07, total return would have been 16.14% and the ratio of net investment income to average net assets would have been 0.26%.
(c)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.

See accompanying notes to financial statements.

63  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Value Fund—Class C
	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$28.14	$25.33		$20.65	$15.85	$16.58

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10	0.31	(b)	0.13	0.13	0.06
Net realized and unrealized gain (loss)	(1.57)	3.89		4.68	4.74	(0.71)

Total from Investment Operations	(1.47)	4.20		4.81	4.87	(0.65)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.31)	(0.09)		(0.13)	(0.07)	(0.08)
Net realized capital gains	(2.67)	(1.30)		—	—	—

Total Distributions	(2.98)	(1.39)		(0.13)	(0.07)	(0.08)

Net asset value, end of the period	$23.69	$28.14		$25.33	$20.65	$15.85

Total return(c)	(6.30)%	17.07	%(b)	23.41%	30.78%	(4.00)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$15,071	$16,958		$15,158	$9,104	$8,996
Net expenses	1.70%	1.71%		1.72%	1.73%	1.73%
Gross expenses	1.70%	1.71%		1.72%	1.73%	1.73%
Net investment income	0.40%	1.15	%(b)	0.55%	0.70%	0.33%
Portfolio turnover rate	20%	28%		24%	25%	29%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.08, total return would have been 16.11% and the ratio of net investment income to average net assets would have been 0.28%.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  64

Financial Highlights (continued)

For a share outstanding throughout each period.

	Value Fund—Class N
	Year Ended September 30, 2015	Year Ended September 30, 2014		Period Ended September 30, 2013*
Net asset value, beginning of the period	$28.58	$25.65		$22.59

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.42	0.63	(b)	0.25
Net realized and unrealized gain (loss)	(1.61)	3.94		2.81

Total from Investment Operations	(1.19)	4.57		3.06

LESS DISTRIBUTIONS FROM:
Net investment income	(0.63)	(0.34)		—
Net realized capital gains	(2.67)	(1.30)		—

Total Distributions	(3.30)	(1.64)		—

Net asset value, end of the period	$24.09	$28.58		$25.65

Total return	(5.23)%	18.43	%(b)	13.55	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$554,946	$392,811		$260,643
Net expenses	0.57%	0.57%		0.57	%(d)
Gross expenses	0.57%	0.57%		0.57	%(d)
Net investment income	1.55%	2.28	%(b)	1.50	%(d)
Portfolio turnover rate	20%	28%		24%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.39, total return would have been 17.48% and the ratio of net investment income to average net assets would have been 1.43%.
(c)	Periods less than one year are not annualized.
(d)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

65  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Value Fund—Class Y
	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$28.58	$25.65		$20.91	$16.08	$16.82

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.37	0.60	(b)	0.36	0.32	0.25
Net realized and unrealized gain (loss)	(1.60)	3.94		4.72	4.78	(0.73)

Total from Investment Operations	(1.23)	4.54		5.08	5.10	(0.48)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.58)	(0.31)		(0.34)	(0.27)	(0.26)
Net realized capital gains	(2.67)	(1.30)		—	—	—

Total Distributions	(3.25)	(1.61)		(0.34)	(0.27)	(0.26)

Net asset value, end of the period	$24.10	$28.58		$25.65	$20.91	$16.08

Total return	(5.37)%	18.27	%(b)	24.65%	32.05%	(3.05)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$681,109	$1,303,492		$1,513,807	$1,240,093	$957,584
Net expenses	0.70%	0.71%		0.72%	0.73%	0.74%
Gross expenses	0.70%	0.71%		0.72%	0.73%	0.74%
Net investment income	1.36%	2.19	%(b)	1.56%	1.68%	1.34%
Portfolio turnover rate	20%	28%		24%	25%	29%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.35, total return would have been 17.32% and the ratio of net investment income to average net assets would have been 1.28%.

See accompanying notes to financial statements.

|  66

Financial Highlights (continued)

For a share outstanding throughout each period.

	Value Fund—Admin Class
	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$28.34	$25.51		$20.79	$16.00	$16.74

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.26	0.30	(b)	0.24	0.22	0.17
Net realized and unrealized gain (loss)	(1.61)	4.07		4.71	4.77	(0.73)

Total from Investment Operations	(1.35)	4.37		4.95	4.99	(0.56)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.51)	(0.24)		(0.23)	(0.20)	(0.18)
Net realized capital gains	(2.67)	(1.30)		—	—	—

Total Distributions	(3.18)	(1.54)		(0.23)	(0.20)	(0.18)

Net asset value, end of the period	$23.81	$28.34		$25.51	$20.79	$16.00

Total return	(5.83)%	17.68	%(b)	24.08%	31.43%	(3.48)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$85,387	$268		$12	$2	$1
Net expenses	1.23%	1.21%		1.19%	1.24%	1.17%
Gross expenses	1.23%	1.21%		1.19%	1.24%	1.17%
Net investment income	1.03%	1.07	%(b)	1.01%	1.17%	0.90%
Portfolio turnover rate	20%	28%		24%	25%	29%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.27, total return would have been 16.73% and the ratio of net investment income to average net assets would have been 0.96%.

See accompanying notes to financial statements.

67  |

Notes to Financial Statements

September 30, 2015

1.  Organization.  Loomis Sayles Funds II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Global Equity and Income Fund (the “Global Equity and Income Fund”)

Loomis Sayles Growth Fund (the “Growth Fund”)

Loomis Sayles Value Fund (the “Value Fund”)

Each Fund is a diversified investment company.

Each Fund offers Class A, Class C and Class Y shares. In addition, Growth Fund and Value Fund offer Class N shares and Value Fund offers Admin Class shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders of Growth Fund and Value Fund may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are primarily intended for employer-sponsored retirement plans. Class Y shares are intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Class N and Admin Class shares are offered exclusively through intermediaries.

See Note 14 for changes that take effect subsequent to September 30, 2015.

Most expenses can be directly attributed to a fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and, for Growth Fund and

|  68

Notes to Financial Statements (continued)

September 30, 2015

Value Fund Class A, Class B, Class C and Admin Class (for Value Fund) collectively, and Class N individually, transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements, except as disclosed in Note 14.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not

69  |

Notes to Financial Statements (continued)

September 30, 2015

provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

As of September 30, 2015, securities of the funds included in net assets (reflected at absolute value) were fair valued as follows:

Fund	Equity securities[1]	Percentage of Net Assets	Illiquid securities[2]	Percentage of Net Assets	Other fair valued securities[3]	Percentage of Net Assets
Global Equity and Income Fund	$253,092,575	20.3%	$1,821,900	0.1%	$171,786	Less than 0.1%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

[2]	Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures.
[3]	Fair valued by the Fund’s adviser.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected

|  70

Notes to Financial Statements (continued)

September 30, 2015

securities are recorded to interest income. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund

71  |

Notes to Financial Statements (continued)

September 30, 2015

has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Due to Broker.  Transactions and positions in certain forward foreign currency contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between a Fund and the various broker/dealers. The due to broker balance in the Statement of Assets and Liabilities for Global Equity and Income Fund represents cash received as collateral for forward foreign currency contracts. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

f.  When-Issued and Delayed Delivery Transactions.  The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

g.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the

|  72

Notes to Financial Statements (continued)

September 30, 2015

Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2015 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

h.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, paydown gains and losses, contingent payment debt instruments, capital gain and return of capital distributions received, deferred Trustees’ fees, convertible bonds, redemption-in-kind, distribution re-designations and premium amortization. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, forward foreign currency contract mark-to-market, wash sales, premium

73  |

Notes to Financial Statements (continued)

September 30, 2015

amortization, contingent payment debt instruments, capital gain tax, convertible bonds and return of capital distributions received. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2015 and 2014 were as follows:

	2015 Distributions Paid From:			2014 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Global Equity and Income Fund	$29,430,584	$43,172,460	$72,603,044	$23,348,919	$11,468,716	$34,817,635
Growth Fund	6,342,015	—	6,342,015	1,924,183	—	1,924,183
Value Fund	56,748,378	200,996,242	257,744,620	23,545,450	99,015,045	122,560,495

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2015, the components of distributable earnings on a tax basis were as follows:

	Global Equity and Income Fund	Growth Fund	Value Fund
Undistributed ordinary income	$11,929,161	$6,222,212	$16,447,285
Undistributed long-term capital gains	57,954,573	—	303,190,350

Total undistributed earnings	69,883,734	6,222,212	319,637,635

Capital loss carryforward:
Expires:
September 30, 2018	—	(18,909,834)	—

Total capital loss carryforward	—	(18,909,834)	—

Unrealized appreciation	55,563,732	87,245,036	164,652,795

Total accumulated earnings	$125,447,466	$74,557,414	$484,290,430

Capital loss carryforward utilized in the current year	$—	$27,363,638	$—

|  74

Notes to Financial Statements (continued)

September 30, 2015

i.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2015, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

j.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2015, none of the Funds had loaned securities under this agreement.

k.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

75  |

Notes to Financial Statements (continued)

September 30, 2015

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

|  76

Notes to Financial Statements (continued)

September 30, 2015

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2015, at value:

Global Equity and Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Common Stocks
Belgium	$—	$18,721,113	$—		$18,721,113
China	20,007,518	13,313,947	—		33,321,465
Denmark	—	15,060,105	—		15,060,105
France	—	18,006,952	—		18,006,952
Germany	—	4,244,166	—		4,244,166
Hong Kong	—	17,048,044	—		17,048,044
India	14,232,396	14,103,053	—		28,335,449
Italy	—	9,164,625	—		9,164,625
Japan	—	38,736,832	—		38,736,832
Netherlands	—	18,987,413	—		18,987,413
Philippines	—	9,056,184	—		9,056,184
Sweden	—	20,392,217	—		20,392,217
Switzerland	—	23,211,471	—		23,211,471
United Kingdom	—	33,046,453	—		33,046,453
All Other Common Stocks(a)	479,889,428	—	—		479,889,428

Total Common Stocks	514,129,342	253,092,575	—		767,221,917

Bonds and Notes
Non-Convertible Bonds
United States	27,435	226,670,659	171,786	(b)	226,869,880
All Other Non-Convertible Bonds(a)	—	164,002,133	—		164,002,133

Total Non-Convertible Bonds	27,435	390,672,792	171,786		390,872,013

Convertible Bonds(a)	—	8,526,055	—		8,526,055
Municipals(a)	—	488,491	—		488,491

Total Bonds and Notes	27,435	399,687,338	171,786		399,886,559

Senior Loans(a)	—	4,360,499	—		4,360,499
Preferred Stocks
Convertible Preferred Stocks(a)	86,339	337,660	—		423,999
Non-Convertible Preferred Stock(a)	342,076	—	—		342,076

Total Preferred Stocks	428,415	337,660	—		766,075

Short-Term Investments	—	58,779,905	—		58,779,905

Total Investments	514,585,192	716,257,977	171,786		1,231,014,955

77  |

Notes to Financial Statements (continued)

September 30, 2015

Global Equity and Income Fund (continued)

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized appreciation)	$—	$521,042	$—	$521,042

Total	$514,585,192	$716,779,019	$171,786	$1,231,535,997

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(302,245)	$—	$(302,245)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.

A preferred stock valued at $45,080 was transferred from Level 1 to Level 2 during the period ended September 30, 2015. At September 30, 2014, this security was valued at the last sale price. At September 30, 2015, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service.

All transfers are recognized as of the beginning of the reporting period.

Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,319,282,076	$—	$—	$1,319,282,076
Short-Term Investments	—	54,314,835	—	54,314,835

Total	$1,319,282,076	$54,314,835	$—	$1,373,596,911

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2015, there were no transfers among Levels 1, 2 and 3.

|  78

Notes to Financial Statements (continued)

September 30, 2015

Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,433,312,248	$—	$—	$1,433,312,248
Short-Term Investments	—	17,234,812	—	17,234,812

Total	$1,433,312,248	$17,234,812	$—	$1,450,547,060

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2015, there were no transfers among Levels 1, 2 and 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2014 and/or September 30, 2015:

Global Equity and Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Korea	$4,567,994	$—	$18,693	$(43,564)	$—
United States	2,546,713	1,992	707	(2,076)	—

Total	$7,114,707	$1,992	$19,400	$(45,640)	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2015
Bonds and Notes
Non-Convertible Bonds
Korea	$(911,424)	$—	$(3,631,699)	$—	$—
United States	(5,145)	—	(2,370,405)	171,786	(1,278)

Total	$(916,569)	$—	$(6,002,104)	$171,786	$(1,278)

79  |

Notes to Financial Statements (continued)

September 30, 2015

Debt securities valued at $6,002,104 were transferred from Level 3 to Level 2 during the period ended September 30, 2015. At September 30, 2014, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At September 30, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Global Equity and Income Fund used during the period include forward foreign currency contracts.

Global Equity and Income Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. During the year ended September 30, 2015, the Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

The following is a summary of derivative instruments for Global Equity and Income Fund as of September 30, 2015, as reflected within the Statements of Assets and Liabilities

Assets	Unrealized appreciation on forward foreign currency contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$ 521,042

Liabilities	Unrealized depreciation on forward foreign currency contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(302,245)

|  80

Notes to Financial Statements (continued)

September 30, 2015

Transactions in derivative instruments for Global Equity and Income Fund during the year ended September 30, 2015 as reflected within the Statements of Operations were as follows:

Net Realized Gain on:	Foreign currency transactions[1]
Foreign exchange contracts	$2,983,251

Net Change in Unrealized Appreciation (Depreciation) on:	Foreign currency translations[1]
Foreign exchange contracts	$(464,262)

[1]

Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statements of Operations.

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract activity, as a percentage of net assets, for Global Equity and Income Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2015:

Global Equity and Income Fund	Forwards
Average Notional Amount Outstanding	6.43%
Highest Notional Amount Outstanding	7.62%
Lowest Notional Amount Outstanding	5.36%
Notional Amount Outstanding as of September 30, 2015	6.63%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

Global Equity and Income Fund enters into over-the-counter derivatives, including forward foreign currency contracts, pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of

81  |

Notes to Financial Statements (continued)

September 30, 2015

the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the net asset value of the Fund declines beyond a certain threshold. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of September 30, 2015, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements for Global Equity and Income Fund, by counterparty, are as follows:

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Citibank N.A.	$255,746	$—	$255,746	$(255,746)	$—
Credit Suisse International	193,463	(193,463)	—	—	—
UBS AG	71,833	(10,308)	61,525	—	61,525

	$521,042	$(203,771)	$317,271	$(255,746)	$61,525

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Credit Suisse International	$(194,126)	$193,463	$(663)	$—	$(663)
Morgan Stanley & Co.	(97,811)	—	(97,811)	97,811	—
UBS AG	(10,308)	10,308	—	—	—

	$(302,245)	$203,771	$(98,474)	$97,811	$(663)

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to,

|  82

Notes to Financial Statements (continued)

September 30, 2015

minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on the Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2015:

Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
$720,071	$162,743

These amounts include cash received as collateral for Global Equity and Income Fund of $270,000.

5.  Purchases and Sales of Securities.  For the year ended September 30, 2015, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Global Equity and Income Fund	$524,990,285	$543,011,136
Growth Fund	505,227,282	304,720,520
Value Fund	375,837,194	1,108,114,632

83  |

Notes to Financial Statements (continued)

September 30, 2015

For the year ended September 30, 2015, purchases and sales of U.S. Government/Agency securities by the Global Equity and Income Fund were $59,748,527 and $57,172,398, respectively.

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Separate management agreements for each Fund in effect for the year ended September 30, 2015, provided for fees at the following annual percentage rates of each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $2 billion	Over $2 billion
Global Equity and Income Fund	0.75%	0.73%
Growth Fund	0.50%	0.50%
Value Fund	0.50%	0.50%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2016, may be terminated before then only with the consent of the Funds’ Board of Trustees and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended September 30, 2015, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class N	Class Y	Admin Class
Global Equity and Income Fund	1.25%	—	2.00%	—	1.00%	—
Growth Fund	1.25%	2.00%	2.00%	0.95%	1.00%	—
Value Fund	1.10%	1.85%	1.85%	0.80%	0.85%	1.35%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated

|  84

Notes to Financial Statements (continued)

September 30, 2015

to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2015, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Global Equity and Income Fund	$9,385,904	$—	$9,385,904	0.75%	0.75%
Growth Fund	5,802,901	—	5,802,901	0.50%	0.50%
Value Fund	9,462,497	—	9,462,497	0.50%	0.50%

No expenses were recovered for any of the Funds during the year ended September 30, 2015 under the terms of the expense agreements.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”), and Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

85  |

Notes to Financial Statements (continued)

September 30, 2015

Also under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B (if applicable) and Class C shares.

Under the Admin Class Plan, Value Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Admin Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Value Fund may pay NGAM Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2015, the service and distribution fees for each Fund were as follows:

	Service Fees				Distribution Fees
Fund	Class A	Class B	Class C	Admin Class	Class B	Class C	Admin Class
Global Equity and Income Fund	$611,000	$—	$962,202	$—	$—	$2,886,606	$—
Growth Fund	205,806	522	95,125	—	1,566	285,374	—
Value Fund	746,244	714	42,852	48,927	2,141	128,555	48,928

c.  Administrative Fees.  NGAM Advisors, L.P. (“NGAM Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

|  86

Notes to Financial Statements (continued)

September 30, 2015

For the year ended September 30, 2015, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Global Equity and Income Fund	$533,866
Growth Fund	495,189
Value Fund	807,293

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2015, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Global Equity and Income Fund	$989,949
Growth Fund	950,196
Value Fund	1,541,449

As of September 30, 2015, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Global Equity and Income Fund	$11,829
Growth Fund	12,970
Value Fund	18,255

Sub-transfer agent fees attributable to Class A, Class B, Class C, Class Y, and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

87  |

Notes to Financial Statements (continued)

September 30, 2015

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended September 30, 2015, were as follows:

Fund	Commissions
Global Equity and Income Fund	$109,919
Growth Fund	25,373
Value Fund	9,085

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $5,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Gateway Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

|  88

Notes to Financial Statements (continued)

September 30, 2015

g.  Affiliated Ownership.  As of September 30, 2015, Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”) and Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the Funds representing the following percentages of the Fund’s net assets:

Fund	Pension Plan	Retirement Plan	Total Affiliated Ownership
Global Equity and Income Fund	1.27%	1.14%	2.41%
Growth Fund	0.92%	2.19%	3.11%
Value Fund	0.94%	1.59%	2.53%

Additionally, as of September 30, 2015 NGAM Advisors held shares of Growth Fund representing less than 0.01% of the Fund’s net assets.

Investment activities of affiliated shareholders could have material impacts on the Funds.

h.  Reimbursement of Transfer Agent Fees and Expenses.  NGAM Advisors has given a binding contractual undertaking to the Growth Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares. This undertaking is in effect through January 31, 2016 and is not subject to recovery under the expense limitation agreement described above.

For the year ended September 30, 2015, NGAM Advisors reimbursed the Fund $144 for transfer agency expenses related to Class N shares.

i.  Payment by Affiliates.  For the year ended September 30, 2015, Loomis Sayles reimbursed Global Equity and Income Fund $9,621 in connection with a trading error.

7.  Class-Specific Transfer Agent Fees and Expenses.  For the year ended September 30, 2015, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class B	Class C	Class N	Class Y	Admin Class
Growth Fund	$78,138	$197	$36,081	$144	$982,107	$—
Value Fund	385,151	363	21,616	1,281	1,208,866	27,217

Transfer agent fees and expenses attributable to Class A, Class B, Class C, Class Y and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

The Global Equity and Income Fund allocates transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

89  |

Notes to Financial Statements (continued)

September 30, 2015

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participates in a $150,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2015, Value Fund had an average daily balance on the line of credit (for those days on which there were borrowings) of $45,446,091 at a weighted average interest rate of 1.39%. Interest expense incurred (which is reflected in miscellaneous expenses in the Statements of Operations) was $5,264.

Prior to April 16, 2015, the committed unsecured line of credit was $200,000,000 with an individual limit of $125,000,000 for each Fund that participated in the line of credit. In addition, the commitment fee was 0.10% per annum, payable at the end of each calendar quarter.

9.  Brokerage Commission Recapture.  Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments on the Statements of Operations. For the year ended September 30, 2015, amounts rebated under these agreements were as follows:

Fund	Rebates
Global Equity and Income Fund	$49,146
Growth Fund	26,880
Value Fund	108,334

10.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

11.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2015 based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on

|  90

Notes to Financial Statements (continued)

September 30, 2015

accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6)	Total Percentage of Ownership
Global Equity and Income Fund	—	—	2.41%	2.41%
Growth Fund	2	37.16%	3.11%	40.27%
Value Fund	2	38.42%	2.53%	40.95%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
Global Equity and Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	4,329,411	$83,633,755	4,685,713	$90,264,674
Issued in connection with the reinvestment of distributions	543,357	10,198,816	320,675	6,115,265
Redeemed	(3,512,804)	(67,808,443)	(6,534,023)	(128,000,618)

Net change	1,359,964	$26,024,128	(1,527,635)	$(31,620,679)

Class C
Issued from the sale of shares	5,429,765	$103,964,870	4,201,270	$80,327,199
Issued in connection with the reinvestment of distributions	555,784	10,348,688	215,331	4,076,209
Redeemed	(3,679,631)	(70,272,069)	(3,650,704)	(70,124,476)

Net change	2,305,918	$44,041,489	765,897	$14,278,932

Class Y
Issued from the sale of shares	11,734,160	$227,617,351	9,211,425	$180,672,006
Issued in connection with the reinvestment of distributions	1,570,256	29,583,620	680,676	13,034,936
Redeemed	(12,553,471)	(243,060,865)	(8,613,247)	(167,198,779)

Net change	750,945	$14,140,106	1,278,854	$26,508,163

Increase (decrease) from capital share transactions	4,416,827	$84,205,723	517,116	$9,166,416

91  |

Notes to Financial Statements (continued)

September 30, 2015

12.  Capital Shares (continued).

	Year Ended September 30, 2015		Year Ended September 30, 2014
Growth Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	7,627,613	$76,862,467	3,007,220	$27,233,233
Issued in connection with the reinvestment of distributions	32,331	321,374	6,400	55,872
Redeemed	(2,055,747)	(20,446,591)	(2,503,981)	(22,914,837)

Net change	5,604,197	$56,737,250	509,639	$4,374,268

Class B
Issued from the sale of shares	342	$3,298	2,541	$20,382
Redeemed	(46,536)	(434,022)	(141,955)	(1,161,919)

Net change	(46,194)	$(430,724)	(139,414)	$(1,141,537)

Class C
Issued from the sale of shares	1,853,819	$17,439,832	1,212,100	$10,078,324
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(738,782)	(6,915,130)	(571,652)	(4,797,966)

Net change	1,115,037	$10,524,702	640,448	$5,280,358

Class N
Issued from the sale of shares	—	$—	0 *	$1
Issued in connection with the reinvestment of distributions	1	7	0 *	3

Net change	1	$7	0 *	$4

Class Y
Issued from the sale of shares	52,581,221	$564,535,215	49,660,184	$483,150,619
Issued in connection with the reinvestment of distributions	466,174	4,918,135	174,623	1,617,014
Redeemed	(18,517,808)	(199,164,033)	(13,014,287)	(124,084,003)
Redeemed in-kind (Note 13)	(23,009,100)	(238,604,371)	—	—

Net change	11,520,487	$131,684,946	36,820,520	$360,683,630

Increase (decrease) from capital share transactions	18,193,528	$198,516,181	37,831,193	$369,196,723

*	Amount rounds to less than one share.

|  92

Notes to Financial Statements (continued)

September 30, 2015

12.  Capital Shares (continued).

	Year Ended September 30, 2015		Year Ended September 30, 2014
Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,738,963	$46,569,244	15,747,402	$429,600,872
Issued in connection with the reinvestment of distributions	2,328,240	61,605,209	579,679	15,129,608
Redeemed	(19,246,045)	(514,711,447)	(2,644,187)	(72,446,851)

Net change	(15,178,842)	$(406,536,994)	13,682,894	$372,283,629

Class B
Issued from the sale of shares	107	$2,889	1,447	$38,410
Issued in connection with the reinvestment of distributions	1,136	30,982	1,686	44,736
Redeemed	(22,159)	(612,219)	(24,118)	(659,371)

Net change	(20,916)	$(578,348)	(20,985)	$(576,225)

Class C
Issued from the sale of shares	168,212	$4,489,770	116,820	$3,134,859
Issued in connection with the reinvestment of distributions	46,757	1,229,708	21,199	550,342
Redeemed	(181,426)	(4,774,431)	(133,849)	(3,668,131)

Net change	33,543	$945,047	4,170	$17,070

Class N
Issued from the sale of shares	12,753,984	$350,880,527	4,027,342	$109,873,134
Issued in connection with the reinvestment of distributions	2,770,273	73,439,957	680,270	17,775,466
Redeemed	(6,232,756)	(161,942,813)	(1,123,644)	(30,658,707)

Net change	9,291,501	$262,377,671	3,583,968	$96,989,893

Class Y
Issued from the sale of shares	7,557,970	$201,571,556	9,269,260	$253,687,659
Issued in connection with the reinvestment of distributions	4,074,597	108,180,554	3,181,533	83,197,088
Redeemed	(28,985,641)	(786,537,213)	(25,850,524)	(708,914,565)

Net change	(17,353,074)	$(476,785,103)	(13,399,731)	$(372,029,818)

Admin Class
Issued from the sale of shares	3,750,246	$100,404,741	10,291	$280,894
Issued in connection with the reinvestment of distributions	8	209	4	96
Redeemed	(173,819)	(4,485,251)	(1,317)	(36,879)

Net change	3,576,435	$95,919,699	8,978	$244,111

Increase (decrease) from capital share transactions	(19,651,353)	$(524,658,028)	3,859,294	$96,928,660

93  |

Notes to Financial Statements (continued)

September 30, 2015

13.  Redemption In-Kind.  In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital. The Growth Fund realized a gain of $74,984,028 on redemptions in-kind during the year ended September 30, 2015. This amount is included in realized gain (loss) on the Statements of Operations.

14.  Subsequent Event.  On September 10, 2015, the Board of Trustees approved the following changes: (i) the early conversion of all of the Funds’ remaining Class B shares into Class A shares for Growth Fund and Value Fund, effective at the close of business on January 11, 2016, and (ii) a broadening of eligibility requirements for Class N shares of Growth Fund and Value Fund to include investors with an initial minimum investment of $1,000,000, effective November 2, 2015.

|  94

Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds II and Shareholders of Loomis Sayles Global Equity and Income Fund, Loomis Sayles Growth Fund and Loomis Sayles Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Global Equity and Income Fund, Loomis Sayles Growth Fund and Loomis Sayles Value Fund, each a series of Loomis Sayles Funds II (collectively, the “Funds”) at September 30, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2015

95  |

2015 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2015, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Global Equity and Income	21.21%
Growth	100.00%
Value	74.20%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2015, unless subsequently determined to be different.

Fund	Amount
Global Equity and Income	$43,172,460
Value	200,996,242

Qualified Dividend Income.  For the fiscal year ended September 30, 2015, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2015, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Global Equity and Income
Growth
Value

|  96

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds II (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statements of Additional Information include additional information about the trustees of the Trust and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 Chairperson of the Audit Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Contract Review Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Experience on the Board and significant experience on the boards of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

97  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	42 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

|  98

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts (formerly, Chancellor and faculty member, University of Massachusetts Lowell)	42 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	President, Strategic Advisory Services (management consulting)	42 Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

99  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

|  100

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	42 None	Continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President since 2008 and Chief Executive Officer since 2015	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2003	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

101  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s)	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

|  102

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

Loomis Sayles Small/Mid Cap Growth Fund

Annual Report

September 30, 2015

Portfolio Review	1
Portfolio of Investments	19
Financial Statements	38
Notes to Financial Statements	50

LOOMIS SAYLES SMALL CAP GROWTH FUND

Managers	Symbols
Mark F. Burns, CFA®	Institutional Class	LSSIX
John J. Slavik, CFA®	Retail Class	LCGRX
	Class N	LSSNX

Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

Performance in the U.S. equity markets was mixed during the 12-month period ended September 30, 2015, and growth stocks generally outperformed value stocks in the small-cap segment of the market. Though volatility remained relatively muted for the majority of the fiscal year, it did begin to increase in August and September due to concerns over slower global growth. The period closed with negative investor sentiment overshadowing continued mergers-and-acquisition (M&A) activity and more attractive valuations.

Performance Results

For the 12 months ended September 30, 2015, Institutional Class shares of Loomis Sayles Small Cap Growth Fund returned 5.78% at net asset value. The Fund outperformed its benchmark, the Russell 2000® Growth Index, which returned 4.04%.

Explanation of Fund Performance

Stock selection drove the majority of the Fund’s outperformance, particularly in the healthcare and consumer discretionary sectors. Stock selection in the industrials and consumer staples sectors detracted from relative results.

Among the Fund’s top contributors to performance was biotechnology company Anacor Pharmaceuticals. Sales of the company’s drug Kerydin® were better than expected. Anacor also announced positive late-stage trial data for a different drug in its pipeline. Another biotechnology company, Receptos, was also a top-performing stock after announcing it would be acquired by Celgene at an attractive premium. Elsewhere in the healthcare sector, Cambrex, a manufacturer of active pharmaceutical ingredients (APIs), also performed well. The company reported a strong quarter, with demand increasing across all of its product categories. Cambrex also announced an expansion of existing facilities to keep up with demand levels.

The plummeting price of oil pressured shares of energy and commodity-related companies, with the benchmark’s energy sector down more than 50% during the fiscal year. Within the Fund, Oasis Petroleum, an oil and natural gas exploration and production company; Forum Energy Technologies, a manufacturer and distributor of products to the oil and natural gas industries; and Flotek Industries, a developer and supplier of oilfield products, services and equipment, were the largest performance detractors.

Outlook

We believe volatility in the small-cap market may persist through the end of 2015. Valuations have trended toward more normal levels relative to large-cap companies, but

1  |

investors remain cautious. The upcoming earnings season will be particularly important for small-cap growth managers. We will continue to seek out strong secular growth companies with high-quality business models that should enable wealth creation for shareholders over time. As investors digest critical economic data, indications of positive trends may favor businesses of a more cyclical nature. Regardless, we always monitor market conditions in order to mitigate volatility and to tightly control position sizes, especially in those holdings most prone to mirror a pullback in the market.

Growth of $100,000 Investment in Institutional Class Shares2

September 30, 2005 through September 30, 2015

Average Annual Total Returns — September 30, 20152

	1 year	5 years	10 years	Life of Class N

Institutional Class (Inception 12/31/96)	5.78%	14.41%	9.52%	—%
Retail Class (Inception 12/31/96)	5.58	14.11	9.23	—
Class N (Inception 2/1/13)	5.92	—	—	12.35

Comparative Performance
Russell 2000® Growth Index[1]	4.04	13.26	7.67	11.32

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

[1]

Russell 2000® Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-book ratios and forecasted growth values.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  2

LOOMIS SAYLES SMALL CAP VALUE FUND

Managers	Symbols
Joseph R. Gatz, CFA®	Institutional Class	LSSCX
Jeffrey Schwartz, CFA®	Retail Class	LSCRX
	Admin Class	LSVAX
	Class N	LSCNX

Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

After posting gains through the first three quarters of the fiscal year, stocks generally tumbled during the period’s final quarter. Concerns about the pace of growth in China and elsewhere triggered the late-quarter volatility. The Federal Reserve’s (the Fed’s) decision to hold off raising short-term interest rates added to investors’ unease.

Small-cap stocks broadly outperformed large-cap stocks for the first three quarters of the reporting period but underperformed in the last quarter of the fiscal year. Overall, small-cap stocks outpaced large-cap stocks for the 12-month period. Additionally, growth stocks outperformed value stocks for the entire period but lagged value stocks during the final three months of the fiscal year.

Performance Results

For the 12 months ended September 30, 2015, Institutional Class shares of Loomis Sayles Small Cap Value Fund returned 1.20 % at net asset value. The Fund outperformed its benchmark, the Russell 2000® Value Index, which returned -1.60%.

Explanation of Fund Performance

Stock selection was mostly positive, with strength in the financials, particularly among real estate investment trusts (REITs), and consumer discretionary sectors. Stock selection lagged in the materials sector. Mergers-and-acquisitions (M&A) activity among portfolio holdings was strong, as eight companies were acquired during the 12-month period.

Top performers included HCC Insurance Holdings, Post Holdings and Euronet Worldwide. Specialty insurance provider HCC Insurance Holdings announced it was being acquired by Tokio Marine Holdings at a significant premium to HCC’s closing price the day before the announcement. Post Holdings, a breakfast cereal company, announced an acquisition and delivered earnings that surpassed analyst expectations. Euronet Worldwide, a provider of payment processing and transaction solutions to financial institutions, retailers and mobile device operators, reported better-than-expected earnings. With 30% of revenues denominated in the euro, core growth remained strong despite the currency headwinds.

3  |

Meanwhile, performance among holdings in the materials sector weighed down results. Main detractors included Helix Energy Solutions Group, SunCoke Energy and Tronox Limited. Helix Energy Solutions is an international offshore energy company that provides development solutions and other key life-of-field services to the energy industry. The energy industry downturn affected the company’s well intervention business more than previously thought. SunCoke Energy produces metallurgical coke, a key ingredient in the production of steel. More than 90% of the metallurgical coke produced is used in the iron and steel industries. SunCoke shares suffered due to energy sector weakness, but the company possesses different characteristics from other, more commodity-sensitive stocks. Tronox is a producer of titanium dioxide pigment, which is used in paints, coatings and plastics. The company’s share price weakened over the fiscal year as the desired improvement in industry volumes and pricing did not materialize.

Outlook

Investors are unclear if the Fed will raise rates by year-end 2015 or early 2016. We believe equity investors have largely built in an initial rate hike. Assuming inflation remains well-contained, further rate increases will be considered at a deliberate pace. Rate hikes associated with a healthy economy are generally not considered a negative for stocks, and we expect stocks to take measured policy actions in stride.

We believe that energy earnings will continue to drag on U.S. aggregate earnings in 2016. However, healthy earnings growth outside of energy should continue. We anticipate that 2016 aggregate earnings growth may be in the mid-single digits. Domestic equity fundamentals remain supported by healthy dividend growth, ongoing shareholder activism and continued M&A activity.

Potential risks include reversing global economic fundamentals, commodity price swings, volatility related to U.S. rate increases, and geopolitics. Still, valuations are attractive after the correction in August, which has created buying opportunities for discerning investors.

|  4

LOOMIS SAYLES SMALL CAP VALUE FUND

Growth of $100,000 Investment in Institutional Class Shares3

September 30, 2005 through September 30, 2015

Average Annual Total Returns — September 30, 20153

	1 year	5 years	10 years	Life of Class N

Institutional Class (Inception 5/13/91)	1.20%	12.31%	7.61%	—%
Retail Class (Inception 12/31/96)	0.94	12.03	7.34	—
Admin Class (Inception 1/2/98)	0.71	11.75	7.06	—
Class N (Inception 2/1/13)	1.25	—	—	8.93

Comparative Performance
Russell 2000® Value Index[1]	-1.60	10.17	5.35	6.37
Russell 2000® Index[2]	1.25	11.73	6.55	8.81

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

[1]

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

[2]	Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe.

[3]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5  |

LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

Managers	Symbols
Mark F. Burns, CFA®	Institutional Class	LSMIX
John J. Slavik, CFA®

Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

Increased, intense equity market volatility characterized the time period from the Fund’s inception on June 30, 2015, through its fiscal year-end on September 30, 2015. After posting strong absolute returns in July, markets reversed course, and returns were generally negative in August and September. During the period, leadership shifted, and small-cap and growth stocks generally underperformed their large-cap and value counterparts.

Performance Results

For the three months ended September 30, 2015, Institutional Class shares of Loomis Sayles Small/Mid Cap Growth Fund returned -9.50%. The Fund held up better than its benchmark, the Russell 2500® Growth Index, which returned -11.05%.

Explanation of Fund Performance

Though the Fund posted negative absolute results, it outpaced its benchmark during a particularly challenging period for small- and mid-cap stocks. Stock selection accounted for the majority of the Fund’s outperformance, particularly in the healthcare sector, and to a lesser extent, in the information technology sector. Stock selection in the industrials sector detracted the most from relative performance.

Among the Fund’s top contributors to performance was biotechnology company Intra-Cellular, which advanced significantly after announcing positive results from a final-stage trial for its schizophrenia drug. In addition, a position in ZS Pharma, a biopharmaceutical company, was another top-performing stock. Shares increased following reports that Actelion made a preliminary acquisition bid for ZS Pharma. Another leading contributor was Tyler Technologies, a provider of software and services to state and local governments. The company reported a solid quarter with strong software license and royalty sales, further increasing its market share in a large addressable market.

Meanwhile, a position in XPO Logistics, a provider of transportation and logistics services, was a large performance detractor. The company, which historically has operated on an asset-light business model, appeared to shift its strategy with the announced acquisition of a trucking company. Investors reacted negatively, and shares declined. In addition, a position in Astronics Corporation, an aerospace and defense company, was also a major detractor as the company reported weaker-than-expected growth in its aerospace division.

|  6

LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

The Fund’s exposure to Endurance International Group Holdings, a web solutions provider, also weighed on results. While expectations for the stock were high, the company reported in-line quarter results, weaker guidance and flat average revenues per subscriber, which disappointed investors.

Outlook

We believe volatility may persist through the end of the year, given the market uncertainty surrounding global growth and interest rates. Valuations have trended toward more “normal” levels relative to large-cap companies, but investors remain cautious. We will continue to seek out strong secular growth companies with high-quality business models that should enable wealth creation for shareholders over time. Our active risk management has served our clients well during this most recent period of heightened volatility. Risk management and stock selection will remain paramount as we navigate these markets.

Total Returns — September 30, 20152

Life of Fund

Institutional Class (Inception 6/30/15)	-9.50%

Comparative Performance
Russell 2500® Growth Index[1]	-11.05

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

[1]

Russell 2500® Growth Index is an unmanaged index that measures the performance of the small-to-mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® companies with higher price-to-book ratios and higher forecasted growth values.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

7  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge upon request, by calling Loomis Sayles at 800-633-3330; on the Funds’ website, at www.loomissayles.com, and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2015 is available on the Funds’ website and the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Fund shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2015 through

|  8

September 30, 2015. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Small Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2015	Ending Account Value 9/30/2015	Expenses Paid During Period* 4/1/2015 – 9/30/2015
Actual	$1,000.00	$919.30	$4.52
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.76

Retail Class
Actual	$1,000.00	$918.40	$5.72
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.02

Class N
Actual	$1,000.00	$919.90	$3.99
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.20

*   Expenses are equal to the Fund’s annualized expense ratio: 0.94%, 1.19% and 0.83% for Institutional Class, Retail Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

9  |

Loomis Sayles Small Cap Value Fund

Institutional Class	Beginning Account Value 4/1/2015	Ending Account Value 9/30/2015	Expenses Paid During Period* 4/1/2015 – 9/30/2015
Actual	$1,000.00	$891.70	$4.27
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56

Retail Class
Actual	$1,000.00	$890.70	$5.45
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82

Admin Class
Actual	$1,000.00	$889.40	$6.63
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08

Class N
Actual	$1,000.00	$892.00	$3.94
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.20

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.90%, 1.15%, 1.40% and 0.83% for Institutional Class, Retail Class, Admin Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Small/Mid Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2015[1]	Ending Account Value 9/30/2015	Expenses Paid During Period* 4/1/2015[1] – 9/30/2015
Actual	$1,000.00	$905.00	$2.04[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31*

*   Hypothetical expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) of 0.85% for Institutional Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (183), divided by 365 (to reflect the half-year period).

[1]    Fund commenced operations on June 30, 2015. Actual expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement) of 0.85% for Institutional Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (92), divided by 365 (to reflect the partial period).

|  10

BOARD APPROVAL OF ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups and categories of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and/or financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category,

11  |

performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at its meeting held in June 2015. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by NGAM Advisors, L.P. (“NGAM Advisors”). They also considered the administrative services provided by NGAM Advisors and its affiliates to the Funds. For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis. With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. Although the Trustees noted that each Fund had performance that lagged that of a relevant peer group median and/or category median of funds for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the

|  12

relevant Agreement. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s more recent performance was competitive when compared to relevant performance benchmarks or peer groups; and (3) that the Fund’s long-term performance was competitive when compared to relevant performance benchmarks or peer groups.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Adviser to offer competitive compensation and to expend additional resources as the Funds grow in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that both of the Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser for the Loomis Sayles Small Cap Value Fund. The Loomis Sayles Small Cap Growth Fund’s current expenses are below the cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing

13  |

profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that although neither Fund’s management fee was subject to breakpoints, each Fund’s management fee and overall net expense ratio was below the median fee for a peer group of funds and that each Fund was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•	Plans for maintaining continuity of portfolio management where that was thought to be a potential issue.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

|  14

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of NGAM Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2016.

15  |

BOARD APPROVAL OF THE INITIAL ADVISORY AGREEMENT

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), voting separately, initially approve for a two-year term any new investment advisory and sub-advisory agreements for a registered investment company, including newly formed funds such as the Loomis Sayles Small/Mid Cap Growth Fund (the“Fund”). The Trustees, including the Independent Trustees, unanimously approved the proposed investment advisory agreement (the “Agreement”) for the Fund at an in-person meeting held on June 19, 2015.

In connection with this review, Fund management and other representatives of the Fund’s adviser, Loomis, Sayles & Company, L.P. (the “Adviser”), distributed to the Trustees materials including, among other items, (i) information on the proposed advisory fees and other expenses to be charged to the Fund, including information comparing the Fund’s expenses to those of peer groups of funds and information on fees charged to other accounts advised or sub-advised by the Adviser and the proposed expense cap, (ii) the Fund’s investment objective and strategies, (iii) the size, education and experience of the Adviser’s investment staff and the investment strategies proposed to be used in managing the Fund, (iv) proposed arrangements for the distribution of the Fund’s shares, (v) the procedures proposed to be employed to determine the value of the Fund’s assets, (vi) the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about the Adviser’s performance, and (viii) the general economic outlook with particular emphasis on the mutual fund industry. The Trustees also considered the fact that they oversee other funds advised by the Adviser as well as information about the Adviser they had received in connection with their oversight of those other funds. Because the Fund is newly formed and had not commenced operations at the time of the Trustees’ review, certain information, including data relating to Fund performance, was not available, and therefore could not be distributed to the Trustees. Throughout the process, the Trustees were afforded the opportunity to ask questions of, and request additional materials from, the Adviser.

In considering whether to initially approve the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving weight to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below:

The nature, extent and quality of the services to be provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services to be provided by the Adviser and its affiliates to the Fund, and the resources to be dedicated to the Fund by the Adviser and its affiliates. The Trustees considered their experience with other funds advised by the Adviser, as well as the affiliation between the Adviser and Natixis Global Asset Management, L.P. (“Natixis US”), whose affiliates provide investment advisory

|  16

services to other funds in the same family of mutual funds. In this regard, the Trustees considered not only the advisory services proposed to be provided by the Adviser to the Fund, but also the monitoring and administrative services proposed to be provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the scope of the services to be provided to the Fund under the Agreement seemed consistent with the Fund’s operational requirements, and that the Adviser had the capabilities, resources and personnel necessary to provide the advisory services that would be required by the Fund. The Trustees determined that the nature, extent and quality of services proposed to be provided under the Agreement supported approval of the Agreement.

Investment performance of the Fund and the Adviser. Because the Fund had not yet commenced operations, performance information for the Fund was not considered; however, the Board considered the performance of other funds and accounts managed by the Adviser, including accounts managed in accordance with the Fund’s proposed strategies.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that these relevant factors supported approval of the Agreement.

The costs of the services to be provided by the Adviser and its affiliates from its relationship with the Fund. Although the Fund had not yet commenced operations at the time of the Trustees’ review of the Agreement, the Trustees reviewed information comparing the proposed advisory fees and estimated total expenses of the Fund’s share classes with the fees and expenses of comparable share classes of comparable funds identified by the Adviser, as well as information about differences in such fees. In evaluating the fees charged to such comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage, and the greater regulatory costs associated with the management of, mutual fund assets. In evaluating the Fund’s proposed advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund and the need for the Adviser to offer competitive compensation. The Trustees also noted that the Fund would have an expense cap in place. In addition, the Trustees considered information regarding the administrative fees to be paid by the Fund to the Adviser’s affiliates.

17  |

Because the Fund had not yet commenced operations, historical profitability information with respect to the Fund was not considered. However, the Trustees noted the information provided in court cases in which adviser profitability was an issue, the estimated expense level of the Fund, and that the Fund would be subject to an expense cap.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fees and expenses proposed to be charged to the Fund were fair and reasonable, and supported the approval of the Agreement.

Economies of scale. The Trustees considered the extent to which the Adviser may realize economies of scale or other efficiencies in managing the Fund, and whether those economies could be shared with the Fund through breakpoints in the advisory fees or other means, such as expense waivers or caps. The Trustees noted that the Fund will be subject to an expense cap. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale might be shared with the Fund supported the approval of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	The compliance-related resources the Adviser and its affiliates would provide to the Fund.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the benefits to the Natixis organization from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the Agreement should be approved.

|  18

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 96.3% of Net Assets

	Aerospace & Defense – 1.6%
385,168	DigitalGlobe, Inc.(b)	$7,325,895
239,132	Hexcel Corp.	10,727,462

		18,053,357

	Air Freight & Logistics – 0.2%
112,137	Echo Global Logistics, Inc.(b)	2,197,885

	Auto Components – 1.0%
254,863	Gentherm, Inc.(b)	11,448,446

	Banks – 5.1%
365,917	Bank of the Ozarks, Inc.	16,012,528
260,394	Pinnacle Financial Partners, Inc.	12,866,068
361,894	PrivateBancorp, Inc.	13,871,397
902,582	Talmer Bancorp, Inc., Class A	15,027,990

		57,777,983

	Biotechnology – 6.6%
293,294	Acorda Therapeutics, Inc.(b)	7,775,224
474,098	Amicus Therapeutics, Inc.(b)	6,632,631
47,912	Anacor Pharmaceuticals, Inc.(b)	5,639,722
183,533	Chimerix, Inc.(b)	7,010,961
447,878	Emergent Biosolutions, Inc.(b)	12,760,044
218,731	Insys Therapeutics, Inc.(b)	6,225,084
843,966	MiMedx Group, Inc.(b)	8,144,272
160,331	Neurocrine Biosciences, Inc.(b)	6,379,570
72,517	Retrophin, Inc.(b)	1,469,194
119,242	TESARO, Inc.(b)	4,781,604
225,483	Zafgen, Inc.(b)	7,204,182

		74,022,488

	Building Products – 1.8%
240,209	Apogee Enterprises, Inc.	10,725,332
282,088	Trex Co., Inc.(b)	9,401,993

		20,127,325

	Capital Markets – 2.0%
315,418	Artisan Partners Asset Management, Inc.	11,112,176
350,832	HFF, Inc., Class A	11,844,088

		22,956,264

	Commercial Services & Supplies – 1.4%
459,731	Healthcare Services Group, Inc.	15,492,935

	Communications Equipment – 0.6%
317,502	Ciena Corp.(b)	6,578,641

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Construction & Engineering – 0.8%
303,063	Granite Construction, Inc.	$8,991,879

	Consumer Finance – 0.9%
259,963	Encore Capital Group, Inc.(b)	9,618,631

	Distributors – 1.4%
211,189	Pool Corp.	15,268,965

	Diversified Consumer Services – 3.6%
280,292	2U, Inc.(b)	10,062,483
265,782	Bright Horizons Family Solutions, Inc.(b)	17,073,836
674,655	Nord Anglia Education, Inc.(b)	13,715,736

		40,852,055

	Diversified Financial Services – 1.3%
162,701	MarketAxess Holdings, Inc.	15,111,669

	Electronic Equipment, Instruments & Components – 2.0%
163,779	FEI Co.	11,962,418
141,511	IPG Photonics Corp.(b)	10,750,591

		22,713,009

	Energy Equipment & Services – 0.8%
160,293	Dril-Quip, Inc.(b)	9,332,258

	Food Products – 0.5%
117,016	Calavo Growers, Inc.	5,223,594

	Health Care Equipment & Supplies – 5.6%
384,091	Cynosure, Inc., Class A(b)	11,538,094
277,275	Inogen, Inc.(b)	13,461,701
125,499	Insulet Corp.(b)	3,251,679
272,390	LDR Holding Corp.(b)	9,405,627
359,679	Merit Medical Systems, Inc.(b)	8,599,925
282,542	Natus Medical, Inc.(b)	11,146,282
314,772	Quidel Corp.(b)	5,942,895

		63,346,203

	Health Care Providers & Services – 6.1%
178,002	Acadia Healthcare Co., Inc.(b)	11,796,193
83,254	Adeptus Health, Inc., Class A(b)	6,723,593
396,949	AMN Healthcare Services, Inc.(b)	11,912,439
224,119	Amsurg Corp.(b)	17,416,288
162,845	Ensign Group, Inc. (The)	6,942,082
267,407	Team Health Holdings, Inc.(b)	14,448,000

		69,238,595

	Health Care Technology – 1.0%
277,347	Medidata Solutions, Inc.(b)	11,679,082

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Hotels, Restaurants & Leisure – 6.2%
330,934	Chuy’s Holdings, Inc.(b)	$9,398,526
345,660	Diamond Resorts International, Inc.(b)	8,084,987
211,476	Popeyes Louisiana Kitchen, Inc.(b)	11,918,787
364,132	Texas Roadhouse, Inc.	13,545,711
149,843	Vail Resorts, Inc.	15,685,565
280,795	Zoe’s Kitchen, Inc.(b)	11,088,595

		69,722,171

	Internet & Catalog Retail – 0.7%
224,919	Wayfair, Inc., Class A(b)	7,885,660

	Internet Software & Services – 4.7%
227,279	comScore, Inc.(b)	10,488,926
315,347	Criteo S.A., Sponsored ADR(b)	11,838,126
234,606	Demandware, Inc.(b)	12,124,438
429,633	Q2 Holdings, Inc.(b)	10,620,528
467,920	Wix.com Ltd.(b)	8,151,166

		53,223,184

	IT Services – 4.4%
190,924	Blackhawk Network Holdings, Inc.(b)	8,093,268
188,849	EPAM Systems, Inc.(b)	14,073,027
242,723	Euronet Worldwide, Inc.(b)	17,983,347
329,857	InterXion Holding NV(b)	8,932,528

		49,082,170

	Leisure Products – 0.7%
183,461	Vista Outdoor, Inc.(b)	8,151,172

	Life Sciences Tools & Services – 1.8%
221,892	Cambrex Corp.(b)	8,804,675
289,415	INC Research Holdings, Inc., Class A(b)	11,576,600

		20,381,275

	Machinery – 3.0%
119,817	Middleby Corp. (The)(b)	12,603,550
206,735	Proto Labs, Inc.(b)	13,851,245
115,220	RBC Bearings, Inc.(b)	6,882,091

		33,336,886

	Media – 0.9%
293,581	IMAX Corp.(b)	9,920,102

	Oil, Gas & Consumable Fuels – 1.6%
131,535	Diamondback Energy, Inc.(b)	8,497,161
179,675	PDC Energy, Inc.(b)	9,524,572

		18,021,733

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Pharmaceuticals – 2.3%
332,606	Flamel Technologies S.A., Sponsored ADR(b)	$5,424,804
269,086	Impax Laboratories, Inc.(b)	9,474,518
110,525	Intra-Cellular Therapies, Inc.(b)	4,425,421
102,649	ZS Pharma, Inc.(b)	6,739,933

		26,064,676

	Professional Services – 2.2%
60,310	Advisory Board Co. (The)(b)	2,746,518
153,938	CEB, Inc.	10,520,123
184,395	Huron Consulting Group, Inc.(b)	11,530,219

		24,796,860

	Road & Rail – 0.7%
138,494	Genesee & Wyoming, Inc., Class A(b)	8,182,225

	Semiconductors & Semiconductor Equipment – 5.9%
193,877	Cavium, Inc.(b)	11,898,231
442,419	Inphi Corp.(b)	10,635,753
862,211	Intersil Corp.	10,087,869
327,702	MKS Instruments, Inc.	10,987,848
241,789	Monolithic Power Systems, Inc.	12,379,597
246,961	Silicon Laboratories, Inc.(b)	10,258,760

		66,248,058

	Software – 8.8%
27,564	Blackbaud, Inc.	1,546,892
569,982	Callidus Software, Inc.(b)	9,683,994
131,885	Ellie Mae, Inc.(b)	8,779,584
333,161	FleetMatics Group PLC(b)	16,354,874
384,737	Guidewire Software, Inc.(b)	20,229,472
173,979	Imperva, Inc.(b)	11,392,145
221,317	Proofpoint, Inc.(b)	13,349,841
96,615	Ultimate Software Group, Inc. (The)(b)	17,295,051

		98,631,853

	Specialty Retail – 3.6%
184,826	Asbury Automotive Group, Inc.(b)	14,998,630
243,154	Monro Muffler Brake, Inc.	16,425,053
99,488	Restoration Hardware Holdings, Inc.(b)	9,283,225

		40,706,908

	Textiles, Apparel & Luxury Goods – 3.3%
221,227	Columbia Sportswear Co.	13,005,935
161,767	Oxford Industries, Inc.	11,951,346
338,477	Steven Madden Ltd.(b)	12,395,028

		37,352,309

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Thrifts & Mortgage Finance – 1.2%
526,176	Essent Group Ltd.(b)	$13,075,474

	Total Common Stocks (Identified Cost $960,613,858)	1,084,813,980

Principal Amount

Short-Term Investments – 4.7%
$52,824,100	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2015 at 0.010% to be repurchased at $52,824,114 on 10/01/2015 collateralized by $53,885,000 U.S. Treasury Note, 1.750% due 3/31/2022 valued at $53,885,000 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $52,824,100)	52,824,100

	Total Investments – 101.0% (Identified Cost $1,013,437,958)(a)	1,137,638,080
	Other assets less liabilities—(1.0)%	(11,259,297)

	Net Assets – 100.0%	$1,126,378,783

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2015, the net unrealized appreciation on investments based on a cost of $1,013,771,679 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$175,925,721
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(52,059,320)

	Net unrealized appreciation	$123,866,401

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small Cap Growth Fund – continued

Industry Summary at September 30, 2015

Software	8.8%
Biotechnology	6.6
Hotels, Restaurants & Leisure	6.2
Health Care Providers & Services	6.1
Semiconductors & Semiconductor Equipment	5.9
Health Care Equipment & Supplies	5.6
Banks	5.1
Internet Software & Services	4.7
IT Services	4.4
Diversified Consumer Services	3.6
Specialty Retail	3.6
Textiles, Apparel & Luxury Goods	3.3
Machinery	3.0
Pharmaceuticals	2.3
Professional Services	2.2
Capital Markets	2.0
Electronic Equipment, Instruments & Components	2.0
Other Investments, less than 2% each	20.9
Short-Term Investments	4.7

Total Investments	101.0
Other assets less liabilities	(1.0)

Net Assets	100.0%

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small Cap Value Fund

Shares	Description	Value (†)

Common Stocks – 97.9% of Net Assets

	Aerospace & Defense – 1.3%
317,222	BWX Technologies, Inc.	$8,361,972
281,044	DigitalGlobe, Inc.(b)	5,345,457

		13,707,429

	Auto Components – 2.3%
451,308	Fox Factory Holding Corp.(b)	7,609,053
195,841	Horizon Global Corp.(b)	1,727,318
395,941	Metaldyne Performance Group, Inc.	8,318,720
152,747	Tenneco, Inc.(b)	6,838,483

		24,493,574

	Banks – 17.2%
494,275	BancorpSouth, Inc.	11,748,917
204,385	Bryn Mawr Bank Corp.	6,350,242
499,290	Cathay General Bancorp	14,958,728
49,434	City National Corp.	4,353,158
560,734	CVB Financial Corp.	9,364,258
569,745	First Financial Bancorp	10,870,735
265,484	First Financial Bankshares, Inc.	8,437,081
216,203	Home BancShares, Inc.	8,756,221
182,679	IBERIABANK Corp.	10,633,744
176,840	LegacyTexas Financial Group, Inc.	5,390,083
260,649	PacWest Bancorp	11,158,384
206,760	Pinnacle Financial Partners, Inc.	10,216,012
299,752	Popular, Inc.	9,061,503
211,501	Prosperity Bancshares, Inc.	10,386,814
118,843	Signature Bank(b)	16,348,043
633,098	Talmer Bancorp, Inc., Class A	10,541,082
157,054	Texas Capital Bancshares, Inc.(b)	8,232,771
139,009	Triumph Bancorp, Inc.(b)	2,335,351
238,400	Wintrust Financial Corp.	12,737,712

		181,880,839

	Beverages – 0.8%
789,498	Cott Corp.	8,550,263

	Building Products – 1.2%
139,945	Armstrong World Industries, Inc.(b)	6,680,975
98,359	Masonite International Corp.(b)	5,958,588

		12,639,563

	Capital Markets – 1.2%
177,681	Safeguard Scientifics, Inc.(b)	2,761,163
228,175	Stifel Financial Corp.(b)	9,606,167

		12,367,330

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Chemicals – 1.1%
108,174	Cabot Corp.	$3,413,972
143,561	Minerals Technologies, Inc.	6,913,898
344,990	Tronox Ltd., Class A	1,507,606

		11,835,476

	Commercial Services & Supplies – 3.7%
345,742	KAR Auction Services, Inc.	12,273,841
235,563	Knoll, Inc.	5,177,675
208,319	Viad Corp.	6,039,168
130,366	Waste Connections, Inc.	6,333,180
388,044	West Corp.	8,692,185

		38,516,049

	Communications Equipment – 1.2%
203,510	ARRIS Group, Inc.(b)	5,285,155
523,445	Calix, Inc.(b)	4,077,636
310,315	Digi International, Inc.(b)	3,658,614

		13,021,405

	Construction & Engineering – 0.9%
71,594	Argan, Inc.	2,482,880
275,303	MYR Group, Inc.(b)	7,212,939

		9,695,819

	Construction Materials – 0.4%
209,429	Summit Materials, Inc., Class A(b)	3,930,982

	Consumer Finance – 0.3%
14,933	Credit Acceptance Corp.(b)	2,939,860

	Distributors – 0.9%
143,568	Core-Mark Holding Co., Inc.	9,396,526

	Diversified Financial Services – 1.2%
633,112	FNFV Group(b)	7,420,073
58,041	MarketAxess Holdings, Inc.	5,390,848

		12,810,921

	Electric Utilities – 1.5%
243,095	ALLETE, Inc.	12,273,867
78,615	UIL Holdings Corp.	3,951,976

		16,225,843

	Electrical Equipment – 1.7%
62,827	AZZ, Inc.	3,059,047
431,497	Babcock & Wilcox Enterprises, Inc.(b)	7,249,149
133,840	EnerSys	7,171,147

		17,479,343

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Electronic Equipment, Instruments & Components – 4.3%
149,198	Belden, Inc.	$6,966,055
147,369	Littelfuse, Inc.	13,432,684
200,908	Methode Electronics, Inc.	6,408,965
166,356	Rogers Corp.(b)	8,846,812
328,817	Vishay Intertechnology, Inc.	3,186,237
78,665	Zebra Technologies Corp., Class A(b)	6,021,806

		44,862,559

	Energy Equipment & Services – 1.4%
158,279	Bristow Group, Inc.	4,140,579
655,627	Helix Energy Solutions Group, Inc.(b)	3,140,453
211,268	Natural Gas Services Group, Inc.(b)	4,077,472
1,386,770	Parker Drilling Co.(b)	3,647,205

		15,005,709

	Food & Staples Retailing – 0.8%
325,761	SpartanNash Co.	8,420,922

	Food Products – 1.9%
328,780	Boulder Brands, Inc.(b)	2,692,708
28,478	J & J Snack Foods Corp.	3,236,810
240,763	Post Holdings, Inc.(b)	14,229,093

		20,158,611

	Health Care Equipment & Supplies – 2.2%
153,448	Cynosure, Inc., Class A(b)	4,609,578
221,646	Halyard Health, Inc.(b)	6,303,612
170,898	SurModics, Inc.(b)	3,732,413
69,153	Teleflex, Inc.	8,589,494

		23,235,097

	Health Care Providers & Services – 0.5%
65,656	WellCare Health Plans, Inc.(b)	5,658,234

	Hotels, Restaurants & Leisure – 5.0%
309,088	Carrols Restaurant Group, Inc.(b)	3,678,147
106,867	Churchill Downs, Inc.	14,299,873
26,119	Cracker Barrel Old Country Store, Inc.	3,846,806
171,951	Del Frisco’s Restaurant Group, Inc.(b)	2,388,399
329,509	Diamond Resorts International, Inc.(b)	7,707,216
109,351	J. Alexander’s Holdings, Inc.(b)	1,090,231
137,191	Marriott Vacations Worldwide Corp.	9,348,195
231,721	Six Flags Entertainment Corp.	10,608,187

		52,967,054

	Household Durables – 2.2%
31,629	Helen of Troy Ltd.(b)	2,824,470

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Household Durables – continued
183,588	Jarden Corp.(b)	$8,973,781
103,531	La-Z-Boy, Inc.	2,749,783
252,996	Libbey, Inc.	8,250,200

		22,798,234

	Industrial Conglomerates – 0.5%
301,400	Raven Industries, Inc.	5,108,730

	Insurance – 3.1%
489,245	Employers Holdings, Inc.	10,905,271
35,058	HCC Insurance Holdings, Inc.	2,715,943
181,171	ProAssurance Corp.	8,890,061
111,529	Reinsurance Group of America, Inc., Class A	10,103,412

		32,614,687

	Internet & Catalog Retail – 1.2%
123,622	HSN, Inc.	7,076,123
130,426	Liberty Ventures, Series A(b)	5,262,689

		12,338,812

	IT Services – 6.0%
321,390	Booz Allen Hamilton Holding Corp.	8,423,632
390,625	Convergys Corp.	9,027,344
262,300	CSG Systems International, Inc.	8,078,840
103,219	DST Systems, Inc.	10,852,446
166,019	Euronet Worldwide, Inc.(b)	12,300,348
340,631	Perficient, Inc.(b)	5,255,936
113,774	WEX, Inc.(b)	9,880,134

		63,818,680

	Life Sciences Tools & Services – 0.8%
324,561	VWR Corp.(b)	8,337,972

	Machinery – 4.7%
76,178	Alamo Group, Inc.	3,561,321
194,753	Albany International Corp., Class A	5,571,883
174,249	Altra Industrial Motion Corp.	4,028,637
372,123	John Bean Technologies Corp.	14,233,705
156,818	RBC Bearings, Inc.(b)	9,366,739
268,633	TriMas Corp.(b)	4,392,150
93,820	Wabtec Corp.	8,260,851

		49,415,286

	Marine – 0.5%
77,157	Kirby Corp.(b)	4,779,876

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Media – 4.0%
297,021	Carmike Cinemas, Inc.(b)	$5,967,152
439,086	E.W. Scripps Co. (The), Class A	7,758,649
158,806	John Wiley & Sons, Inc., Class A	7,945,064
549,516	National CineMedia, Inc.	7,374,505
559,058	New Media Investment Group, Inc.	8,643,037
258,038	Time, Inc.	4,915,624

		42,604,031

	Metals & Mining – 1.4%
322,094	Globe Specialty Metals, Inc.	3,907,000
172,244	Haynes International, Inc.	6,517,713
289,777	Horsehead Holding Corp.(b)	880,922
494,790	SunCoke Energy, Inc.	3,849,466

		15,155,101

	Multi-Utilities – 1.1%
204,934	NorthWestern Corp.	11,031,597

	Multiline Retail – 0.3%
288,924	Fred’s, Inc., Class A	3,423,749

	Oil, Gas & Consumable Fuels – 0.8%
295,474	QEP Resources, Inc.	3,702,289
526,235	Synergy Resources Corp.(b)	5,157,103

		8,859,392

	Pharmaceuticals – 0.7%
304,594	Catalent, Inc.(b)	7,401,634

	Professional Services – 1.5%
226,711	FTI Consulting, Inc.(b)	9,410,774
490,539	RPX Corp.(b)	6,730,195

		16,140,969

	REITs – Apartments – 1.7%
209,828	American Campus Communities, Inc.	7,604,167
130,670	Mid-America Apartment Communities, Inc.	10,697,953

		18,302,120

	REITs – Health Care – 0.7%
127,521	Omega Healthcare Investors, Inc.	4,482,363
112,953	Sabra Healthcare REIT, Inc.	2,618,251

		7,100,614

	REITs – Hotels – 0.6%
298,295	Hersha Hospitality Trust	6,759,365

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	REITs – Office Property – 0.8%
391,510	BioMed Realty Trust, Inc.	$7,822,370

	REITs – Shopping Centers – 1.1%
724,312	Retail Opportunity Investments Corp.	11,980,121

	REITs – Single Tenant – 0.6%
167,884	National Retail Properties, Inc.	6,089,153

	REITs – Storage – 2.2%
476,518	CubeSmart	12,966,055
111,124	Sovran Self Storage, Inc.	10,478,993

		23,445,048

	Road & Rail – 1.5%
110,195	Avis Budget Group, Inc.(b)	4,813,318
60,044	Genesee & Wyoming, Inc., Class A(b)	3,547,399
114,466	Old Dominion Freight Line, Inc.(b)	6,982,426

		15,343,143

	Semiconductors & Semiconductor Equipment – 2.0%
217,129	Advanced Energy Industries, Inc.(b)	5,710,493
246,237	Diodes, Inc.(b)	5,262,085
173,703	Semtech Corp.(b)	2,622,915
386,510	Teradyne, Inc.	6,961,045

		20,556,538

	Software – 1.3%
200,858	Synchronoss Technologies, Inc.(b)	6,588,143
173,981	Verint Systems, Inc.(b)	7,507,280

		14,095,423

	Specialty Retail – 2.3%
256,610	Barnes & Noble Education, Inc.(b)	3,261,513
270,990	Barnes & Noble, Inc.	3,281,689
152,955	Genesco, Inc.(b)	8,729,142
323,945	MarineMax, Inc.(b)	4,577,343
202,581	Sally Beauty Holdings, Inc.(b)	4,811,298

		24,660,985

	Thrifts & Mortgage Finance – 0.3%
138,484	Federal Agricultural Mortgage Corp., Class C	3,590,890

	Trading Companies & Distributors – 0.4%
276,178	H&E Equipment Services, Inc.	4,617,696

	Transportation Infrastructure – 0.6%
87,631	Macquarie Infrastructure Corp.	6,542,530

	Total Common Stocks (Identified Cost $794,790,207)	1,034,534,154

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Closed-End Investment Companies – 0.5%
486,012	Hercules Technology Growth Capital, Inc. (Identified Cost $6,305,502)	$4,913,581

Principal Amount

Short-Term Investments – 1.6%
$17,043,053	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2015 at 0.010% to be repurchased at $17,043,057 on 10/01/2015 collateralized by $17,345,000 U.S. Treasury Note, 1.750% due 2/28/2022 valued at $17,388,363 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $17,043,053)	17,043,053

	Total Investments – 100.0% (Identified Cost $818,138,762)(a)	1,056,490,788
	Other assets less liabilities—0.0%	294,010

	Net Assets – 100.0%	$1,056,784,798

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2015, the net unrealized appreciation on investments based on a cost of $816,167,316 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$302,004,555
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(61,681,083)

	Net unrealized appreciation	$240,323,472

(b)	Non-income producing security.

REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small Cap Value Fund – continued

Industry Summary at September 30, 2015

Banks	17.2%
IT Services	6.0
Hotels, Restaurants & Leisure	5.0
Machinery	4.7
Electronic Equipment, Instruments & Components	4.3
Media	4.0
Commercial Services & Supplies	3.7
Insurance	3.1
Specialty Retail	2.3
Auto Components	2.3
REITs – Storage	2.2
Health Care Equipment & Supplies	2.2
Household Durables	2.2
Semiconductors & Semiconductor Equipment	2.0
Other Investments, less than 2% each	37.2
Short-Term Investments	1.6

Total Investments	100.0
Other assets less liabilities	0.0

Net Assets	100.0%

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small/Mid Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 95.6% of Net Assets

	Aerospace & Defense – 3.3%
1,324	Astronics Corp.(b)	$53,529
2,570	Hexcel Corp.	115,290
655	TransDigm Group, Inc.(b)	139,129

		307,948

	Airlines – 1.0%
442	Allegiant Travel Co.	95,583

	Auto Components – 1.2%
2,033	Drew Industries, Inc.	111,022

	Banks – 4.2%
2,425	First Republic Bank	152,217
1,031	Signature Bank(b)	141,824
3,019	Western Alliance Bancorp(b)	92,714

		386,755

	Biotechnology – 3.6%
2,770	Acorda Therapeutics, Inc.(b)	73,433
1,789	Alkermes PLC(b)	104,961
1,692	Cepheid, Inc.(b)	76,478
1,836	Medivation, Inc.(b)	78,030

		332,902

	Capital Markets – 2.6%
632	Affiliated Managers Group, Inc.(b)	108,065
2,777	SEI Investments Co.	133,935

		242,000

	Commercial Services & Supplies – 2.8%
4,949	Healthcare Services Group, Inc.	166,781
3,583	Ritchie Bros. Auctioneers, Inc.	92,728

		259,509

	Communications Equipment – 1.3%
693	Palo Alto Networks, Inc.(b)	119,196

	Consumer Finance – 1.2%
2,061	PRA Group, Inc.(b)	109,068

	Diversified Consumer Services – 2.5%
1,551	Bright Horizons Family Solutions, Inc.(b)	99,636
6,272	Nord Anglia Education, Inc.(b)	127,510

		227,146

	Diversified Financial Services – 1.3%
1,269	MarketAxess Holdings, Inc.	117,865

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Electrical Equipment – 2.4%
754	Acuity Brands, Inc.	$132,387
2,035	Sensata Technologies Holding NV(b)	90,232

		222,619

	Electronic Equipment, Instruments & Components – 1.1%
1,373	FEI Co.	100,284

	Energy Equipment & Services – 1.6%
1,331	Dril-Quip, Inc.(b)	77,491
1,838	Oceaneering International, Inc.	72,196

		149,687

	Food & Staples Retailing – 1.4%
1,244	Casey’s General Stores, Inc.	128,032

	Health Care Equipment & Supplies – 4.5%
2,935	Cantel Medical Corp.	166,414
1,414	DexCom, Inc.(b)	121,406
2,290	West Pharmaceutical Services, Inc.	123,935

		411,755

	Health Care Providers & Services – 7.4%
2,792	Brookdale Senior Living, Inc.(b)	64,104
3,822	Envision Healthcare Holdings, Inc.(b)	140,612
1,660	MEDNAX, Inc.(b)	127,472
2,046	Team Health Holdings, Inc.(b)	110,545
1,862	VCA, Inc.(b)	98,034
1,671	WellCare Health Plans, Inc.(b)	144,007

		684,774

	Health Care Technology – 2.1%
6,329	Evolent Health, Inc., Class A(b)	101,011
4,273	HealthStream, Inc.(b)	93,194

		194,205

	Hotels, Restaurants & Leisure – 5.6%
2,895	Dunkin’ Brands Group, Inc.	141,855
399	Panera Bread Co., Class A(b)	77,171
4,176	Texas Roadhouse, Inc.	155,347
1,379	Vail Resorts, Inc.	144,354

		518,727

	Internet Software & Services – 5.0%
785	CoStar Group, Inc.(b)	135,852
1,166	j2 Global, Inc.	82,611
2,076	SPS Commerce, Inc.(b)	140,940
1,455	Stamps.com, Inc.(b)	107,684

		467,087

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	IT Services – 4.3%
1,742	Gartner, Inc.(b)	$146,206
1,295	MAXIMUS, Inc.	77,130
3,404	Virtusa Corp.(b)	174,660

		397,996

	Leisure Products – 1.4%
2,751	Brunswick Corp.	131,745

	Life Sciences Tools & Services – 1.5%
1,940	ICON PLC(b)	137,682

	Machinery – 2.3%
1,204	Middleby Corp. (The)(b)	126,649
3,103	Sun Hydraulics Corp.	85,239

		211,888

	Media – 2.4%
1,452	AMC Networks, Inc., Class A(b)	106,243
3,321	IMAX Corp.(b)	112,216

		218,459

	Oil, Gas & Consumable Fuels – 1.5%
1,145	Diamondback Energy, Inc.(b)	73,967
4,406	Parsley Energy, Inc., Class A(b)	66,398

		140,365

	Pharmaceuticals – 2.7%
2,017	Intra-Cellular Therapies, Inc.(b)	80,761
755	Jazz Pharmaceuticals PLC(b)	100,272
984	ZS Pharma, Inc.(b)	64,609

		245,642

	Professional Services – 1.0%
1,350	CEB, Inc.	92,259

	Real Estate Management & Development – 2.9%
996	Jones Lang LaSalle, Inc.	143,195
2,792	Marcus & Millichap, Inc.(b)	128,404

		271,599

	Road & Rail – 0.8%
1,232	Genesee & Wyoming, Inc., Class A(b)	72,787

	Semiconductors & Semiconductor Equipment – 1.8%
2,595	M/A-COM Technology Solutions Holdings, Inc.(b)	75,229
2,314	Silicon Laboratories, Inc.(b)	96,124

		171,353

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Software – 9.1%
2,553	Blackbaud, Inc.	$143,274
2,777	Fortinet, Inc.(b)	117,967
3,139	Guidewire Software, Inc.(b)	165,049
2,713	Paylocity Holding Corp.(b)	81,363
1,111	Tyler Technologies, Inc.(b)	165,883
948	Ultimate Software Group, Inc. (The)(b)	169,702

		843,238

	Specialty Retail – 3.7%
2,511	Aaron’s, Inc.	90,672
2,506	Penske Automotive Group, Inc.	121,391
1,348	Restoration Hardware Holdings, Inc.(b)	125,782

		337,845

	Textiles, Apparel & Luxury Goods – 4.1%
1,234	Carter’s, Inc.	111,850
2,401	Columbia Sportswear Co.	141,155
2,042	G-III Apparel Group Ltd.(b)	125,909

		378,914

	Total Common Stocks (Identified Cost $9,612,383)	8,837,936

Principal Amount

Short-Term Investments – 5.8%
$531,621	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2015 at 0.010% to be repurchased at $531,621 on 10/01/2015 collateralized by $545,000 U.S. Treasury Note, 1.750% due 2/28/2022 valued at $546,363 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $531,621)	531,621

	Total Investments – 101.4% (Identified Cost $10,144,004)(a)	9,369,557
	Other assets less liabilities—(1.4)%	(127,387)

	Net Assets – 100.0%	$9,242,170

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2015, the net unrealized depreciation on investments based on a cost of $10,144,746 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$122,415
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(897,604)

	Net unrealized depreciation	$(775,189)

(b)	Non-income producing security.

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Small/Mid Cap Growth Fund – continued

Industry Summary at September 30, 2015

Software	9.1%
Health Care Providers & Services	7.4
Hotels, Restaurants & Leisure	5.6
Internet Software & Services	5.0
Health Care Equipment & Supplies	4.5
IT Services	4.3
Banks	4.2
Textiles, Apparel & Luxury Goods	4.1
Specialty Retail	3.7
Biotechnology	3.6
Aerospace & Defense	3.3
Real Estate Management & Development	2.9
Commercial Services & Supplies	2.8
Pharmaceuticals	2.7
Capital Markets	2.6
Diversified Consumer Services	2.5
Electrical Equipment	2.4
Media	2.4
Machinery	2.3
Health Care Technology	2.1
Other Investments, less than 2% each	18.1
Short-Term Investments	5.8

Total Investments	101.4
Other assets less liabilities	(1.4)

Net Assets	100.0%

See accompanying notes to financial statements.

37  |

Statements of Assets and Liabilities

September 30, 2015

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
ASSETS
Investments at cost	$1,013,437,958	$818,138,762	$10,144,004
Net unrealized appreciation (depreciation)	124,200,122	238,352,026	(774,447)

Investments at value	1,137,638,080	1,056,490,788	9,369,557
Receivable for Fund shares sold	1,108,514	1,994,507	—
Receivable from investment adviser (Note 5)	—	—	5,623
Receivable for securities sold	11,581,599	—	10,762
Dividends and interest receivable	155,314	961,993	1,047

TOTAL ASSETS	1,150,483,507	1,059,447,288	9,386,989

LIABILITIES
Payable for securities purchased	20,498,522	704,313	105,303
Payable for Fund shares redeemed	2,605,807	993,920	—
Management fees payable (Note 5)	732,565	641,246	—
Deferred Trustees’ fees (Note 5)	116,453	174,403	1,922
Administrative fees payable (Note 5)	42,401	38,469	328
Payable to distributor (Note 5d)	13,733	14,059	18
Other accounts payable and accrued expenses	95,243	96,080	37,248

TOTAL LIABILITIES	24,104,724	2,662,490	144,819

NET ASSETS	$1,126,378,783	$1,056,784,798	$9,242,170

NET ASSETS CONSIST OF:
Paid-in capital	$922,112,871	$720,229,194	$10,187,792
Accumulated net investment (loss)/Undistributed net investment income	(5,262,820)	3,993,205	(1,922)
Accumulated net realized gain (loss) on investments	85,328,610	94,210,373	(169,253)
Net unrealized appreciation (depreciation) on investments	124,200,122	238,352,026	(774,447)

NET ASSETS	$1,126,378,783	$1,056,784,798	$9,242,170

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$800,882,509	$666,106,758	$9,242,170

Shares of beneficial interest	36,042,937	20,694,801	1,020,804

Net asset value, offering and redemption price per share	$22.22	$32.19	$9.05

Retail Class:
Net assets	$162,905,617	$306,360,228	$—

Shares of beneficial interest	7,781,658	9,640,257	—

Net asset value, offering and redemption price per share	$20.93	$31.78	$—

Admin Class shares:
Net assets	$—	$45,762,404	$—

Shares of beneficial interest	—	1,481,867	—

Net asset value, offering and redemption price per share	$—	$30.88	$—

Class N shares:
Net assets	$162,590,657	$38,555,408	$—

Shares of beneficial interest	7,301,616	1,196,750	—

Net asset value, offering and redemption price per share	$22.27	$32.22	$—

See accompanying notes to financial statements.

|  38

Statements of Operations

For the Year Ended September 30, 2015

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund(a)
INVESTMENT INCOME
Dividends	$4,138,298	$19,547,456	$7,831
Interest	4,296	1,853	20
Less net foreign taxes withheld	—	(20,869)	(63)

	4,142,594	19,528,440	7,788

Expenses
Management fees (Note 5)	8,447,388	8,862,889	18,520
Service and distribution fees (Note 5)	438,180	1,159,361	—
Administrative fees (Note 5)	480,487	504,004	1,049
Trustees’ fees and expenses (Note 5)	32,361	30,909	3,087
Transfer agent fees and expenses (Notes 5 and 6)	1,227,590	1,208,061	41
Audit and tax services fees	40,237	41,111	30,910
Custodian fees and expenses	45,773	38,679	2,524
Legal fees	12,578	13,588	29
Registration fees	107,695	82,965	6,601
Shareholder reporting expenses	49,193	71,578	668
Miscellaneous expenses	29,495	31,912	2,039

Total expenses	10,910,977	12,045,057	65,468
Fee/expense recovery (Note 5)	—	577	—
Less waiver and/or expense reimbursement (Note 5)	—	(261,818)	(44,478)

Net expenses	10,910,977	11,783,816	20,990

Net investment income (loss)	(6,768,383)	7,744,624	(13,202)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	96,389,671	106,149,654	(169,253)
Net change in unrealized appreciation (depreciation) on:
Investments	(39,045,091)	(93,246,609)	(774,447)

Net realized and unrealized gain (loss) on investments	57,344,580	12,903,045	(943,700)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$50,576,197	$20,647,669	$(956,902)

(a)	From commencement of operations on June 30, 2015 through September 30, 2015.

See accompanying notes to financial statements.

39  |

Statements of Changes in Net Assets

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014
FROM OPERATIONS:
Net investment income (loss)	$(6,768,383)	$(7,845,552)	$7,744,624	$5,191,535
Net realized gain on investments	96,389,671	146,827,349	106,149,654	145,244,540
Net change in unrealized appreciation (depreciation) on investments	(39,045,091)	(156,740,215)	(93,246,609)	(73,587,700)

Net increase (decrease) in net assets resulting from operations	50,576,197	(17,758,418)	20,647,669	76,848,375

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	—	—	(4,236,276)	(1,957,501)
Retail Class	—	—	(1,054,845)	(74,356)
Admin Class	—	—	(1,677)	—
Class N	—	—	(44,634)	(3)
Net realized capital gains
Institutional Class	(121,284,863)	(64,424,433)	(93,076,570)	(64,817,421)
Retail Class	(25,100,168)	(15,631,057)	(45,284,938)	(35,067,106)
Admin Class	—	—	(7,970,136)	(6,651,623)
Class N	(2,724,416)	(529,097)	(870,050)	(103)

Total distributions	(149,109,447)	(80,584,587)	(152,539,126)	(108,568,113)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	182,307,468	7,643,805	34,718,995	(26,204,128)

Net increase (decrease) in net assets	83,774,218	(90,699,200)	(97,172,462)	(57,923,866)
NET ASSETS
Beginning of the year	1,042,604,565	1,133,303,765	1,153,957,260	1,211,881,126

End of the year	$1,126,378,783	$1,042,604,565	$1,056,784,798	$1,153,957,260

ACCUMULATED NET INVESTMENT (LOSS)/UNDISTRIBUTED NET INVESTMENT INCOME	$(5,262,820)	$(6,062,036)	$3,993,205	$2,845,587

See accompanying notes to financial statements.

|  40

Statements of Changes in Net Assets – continued

Small/Mid Cap Growth Fund
Period Ended September 30, 2015(a)
FROM OPERATIONS:
Net investment loss	$(13,202)
Net realized loss on investments	(169,253)
Net change in unrealized appreciation (depreciation) on investments	(774,447)

Net decrease in net assets resulting from operations	(956,902)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	10,199,072

Net increase in net assets	9,242,170

NET ASSETS
Beginning of the year	—

End of the year	$9,242,170

ACCUMULATED NET INVESTMENT (LOSS)	$(1,922)

(a)	From commencement of operations on June 30, 2015 through September 30, 2015.

See accompanying notes to financial statements.

41  |

Financial Highlights

For a share outstanding throughout each period.

	Small Cap Growth Fund—Institutional Class
	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$24.27	$26.35		$19.17		$15.06	$14.03

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.14)	(0.16	)(b)	(0.15	)(c)	(0.14)	(0.13)
Net realized and unrealized gain (loss)	1.63	(0.09)		7.33		4.25	1.16	(d)

Total from Investment Operations	1.49	(0.25)		7.18		4.11	1.03

LESS DISTRIBUTIONS FROM:
Net investment income	—	—		—		—	—
Net realized capital gains	(3.54)	(1.83)		—		—	—

Total Distributions	(3.54)	(1.83)		—		—	—

Net asset value, end of the period	$22.22	$24.27		$26.35		$19.17	$15.06

Total return	5.78%	(1.31	)%(b)	37.45	%(c)	27.29%	7.34%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$800,883	$852,131		$914,000		$599,469	$154,313
Net expenses	0.94%	0.94%		0.94%		0.95%	0.98	%(e)
Gross expenses	0.94%	0.94%		0.94%		0.95%	0.98	%(e)
Net investment loss	(0.57)%	(0.63	)%(b)	(0.70	)%(c)	(0.79)%	(0.78)%
Portfolio turnover rate	78%	63%		56%		77%	76%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.17), total return would have been (1.35)% and the ratio of net investment loss to average net assets would have been (0.66)%.
(c)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.16), total return would have been 37.40% and the ratio of net investment loss to average net assets would have been (0.75)%.
(d)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(e)	Includes fee/expense recovery of 0.03%.

See accompanying notes to financial statements.

|  42

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Growth Fund—Retail Class
	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011
Net asset value, beginning of the period	$23.10	$25.23		$18.41		$14.52		$13.55

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.19)	(0.22	)(b)	(0.20	)(c)	(0.19)		(0.18)
Net realized and unrealized gain (loss)	1.56	(0.08)		7.02		4.08		1.15	(d)

Total from Investment Operations	1.37	(0.30)		6.82		3.89		0.97

LESS DISTRIBUTIONS FROM:
Net investment income	—	—		—		—		—
Net realized capital gains	(3.54)	(1.83)		—		—		—

Total Distributions	(3.54)	(1.83)		—		—		—

Net asset value, end of the period	$20.93	$23.10		$25.23		$18.41		$14.52

Total return	5.58%	(1.58	)%(b)	37.05	%(c)	26.79	%(e)	7.16	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$162,906	$175,393		$211,724		$229,822		$113,110
Net expenses	1.19%	1.21%		1.25	%(f)	1.25	%(g)	1.25	%(g)
Gross expenses	1.19%	1.21%		1.25	%(f)	1.28%		1.27%
Net investment loss	(0.82)%	(0.90	)%(b)	(0.99	)%(c)	(1.09)%		(1.07)%
Portfolio turnover rate	78%	63%		56%		77%		76%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.23), total return would have been (1.58)% and the ratio of net investment loss to average net assets would have been (0.93)%.
(c)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.21), total return would have been 36.99% and the ratio of net investment loss to average net assets would have been (1.05)%.
(d)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Includes fee/expense recovery of 0.01%.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

43  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Growth Fund—Class N
	Year Ended September 30, 2015	Year Ended September 30, 2014		Period Ended September 30, 2013*
Net asset value, beginning of the period	$24.29	$26.36		$20.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.12)	(0.14	)(b)	(0.11)
Net realized and unrealized gain (loss)	1.64	(0.10)		6.25

Total from Investment Operations	1.52	(0.24)		6.14

LESS DISTRIBUTIONS FROM:
Net investment income	—	—		—
Net realized capital gains	(3.54)	(1.83)		—

Total Distributions	(3.54)	(1.83)		—

Net asset value, end of the period	$22.27	$24.29		$26.36

Total return	5.92%	(1.27	)%(b)	30.37	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$162,591	$15,080		$7,580
Net expenses	0.83%	0.83%		0.83	%(d)
Gross expenses	0.83%	0.83%		0.83	%(d)
Net investment loss	(0.51)%	(0.53	)%(b)	(0.63	)%(d)
Portfolio turnover rate	78%	63%		56%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.14), total return would have been (1.31)% and the ratio of net investment loss to average net assets would have been (0.56)%.
(c)	Periods less than one year are not annualized.
(d)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  44

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Institutional Class
	Year Ended September 30, 2015		Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011
Net asset value, beginning of the period	$36.40		$37.42		$29.14		$22.36		$22.93

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.27		0.20		0.20		0.21		0.09	(b)
Net realized and unrealized gain (loss)	0.49		2.18		8.41		6.62		(0.50)

Total from Investment Operations	0.76		2.38		8.61		6.83		(0.41)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)		(0.10)		(0.30)		(0.05)		(0.16)
Net realized capital gains	(4.75)		(3.30)		(0.03)		—		—

Total Distributions	(4.97)		(3.40)		(0.33)		(0.05)		(0.16)

Net asset value, end of the period	$32.19		$36.40		$37.42		$29.14		$22.36

Total return	1.20	%(c)	6.17	%(c)	29.82	%(c)	30.59%		(1.88	)%(b)(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$666,107		$730,901		$733,512		$572,776		$431,761
Net expenses	0.90	%(d)	0.90	%(d)	0.90	%(d)	0.90	%(e)	0.90	%(d)
Gross expenses	0.92%		0.91%		0.91%		0.90	%(e)	0.93%
Net investment income	0.75%		0.53%		0.61%		0.76%		0.33	%(b)
Portfolio turnover rate	22%		23%		22%		19%		42%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.07, total return would have been (1.93)% and the ratio of net investment income to average net assets would have been 0.28%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

45  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Retail Class
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$35.98	$37.03	$28.84	$22.14	$22.71

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.18	0.10	0.12	0.13	0.02	(b)
Net realized and unrealized gain (loss)	0.48	2.16	8.32	6.57	(0.48)

Total from Investment Operations	0.66	2.26	8.44	6.70	(0.46)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)	(0.01)	(0.22)	—	(0.11)
Net realized capital gains	(4.75)	(3.30)	(0.03)	—	—

Total Distributions	(4.86)	(3.31)	(0.25)	—	(0.11)

Net asset value, end of the period	$31.78	$35.98	$37.03	$28.84	$22.14

Total return(c)	0.94%	5.90%	29.48%	30.26%	(2.12	)%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$306,360	$358,698	$403,475	$343,480	$347,759
Net expenses(d)	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses	1.17%	1.20%	1.22%	1.22%	1.22%
Net investment income	0.50%	0.28%	0.37%	0.49%	0.08	%(b)
Portfolio turnover rate	22%	23%	22%	19%	42%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.01, total return would have been (2.16)% and the ratio of net investment income to average net assets would have been 0.03%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  46

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund —Admin Class
	Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$35.06		$36.24	$28.22	$21.72	$22.30

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.09		0.01	0.04	0.06	(0.04	)(b)
Net realized and unrealized gain (loss)	0.48		2.11	8.15	6.44	(0.49)

Total from Investment Operations	0.57		2.12	8.19	6.50	(0.53)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(c)	—	(0.14)	—	(0.05)
Net realized capital gains	(4.75)		(3.30)	(0.03)	—	—

Total Distributions	(4.75)		(3.30)	(0.17)	—	(0.05)

Net asset value, end of the period	$30.88		$35.06	$36.24	$28.22	$21.72

Total return(d)	0.71%		5.63%	29.17%	29.93%	(2.40	)%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$45,762		$61,791	$74,892	$67,853	$65,500
Net expenses(e)	1.38	%(f)	1.40%	1.40%	1.40%	1.40%
Gross expenses	1.40	%(f)	1.51%	1.52%	1.52%	1.52%
Net investment income (loss)	0.28%		0.02%	0.11%	0.24%	(0.17	)%(b)
Portfolio turnover rate	22%		23%	22%	19%	42%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.06), total return would have been (2.44)% and the ratio of net investment loss to average net assets would have been (0.22)%.
(c)	Amount rounds to less than $0.01 per share.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes refund of prior year service fee of 0.02%. See Note 5g of Notes to Financial Statements.

See accompanying notes to financial statements.

47  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Class N
	Year Ended September 30, 2015		Year Ended September 30, 2014		Period Ended September 30, 2013*
Net asset value, beginning of the period	$36.44		$37.44		$32.08

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.27		0.23		0.06
Net realized and unrealized gain (loss)	0.50		2.18		5.30

Total from Investment Operations	0.77		2.41		5.36

LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)		(0.11)		—
Net realized capital gains	(4.75)		(3.30)		—

Total Distributions	(4.99)		(3.41)		—

Net asset value, end of the period	$32.22		$36.44		$37.44

Total return	1.25%		6.25	%(b)	16.71	%(b)(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$38,555		$2,568		$1
Net expenses	0.83	%(d)	0.85	%(e)	0.85	%(e)(f)
Gross expenses	0.83	%(d)	0.89%		14.45	%(f)
Net investment income	0.76%		0.60%		0.27	%(f)
Portfolio turnover rate	22%		23%		22%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	Includes fee/expense recovery of less than 0.01%.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  48

Financial Highlights – continued

For a share outstanding throughout each period.

Small/Mid Cap Growth Fund— Institutional Class
Period Ended September 30, 2015*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.01)
Net realized and unrealized gain (loss)	(0.94)

Total from Investment Operations	(0.95)

LESS DISTRIBUTIONS FROM:
Net investment income	—
Net realized capital gains	—

Total Distributions	—

Net asset value, end of the period	$9.05

Total return(b)	(9.50)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$9,242
Net expenses(c)(d)	0.85%
Gross expenses(d)	2.65%
Net investment loss(d)	(0.53)%
Portfolio turnover rate	14%

*	From commencement of operations on June 30, 2015 through September 30, 2015.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

49  |

Notes to Financial Statements

September 30, 2015

1.  Organization. Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Small Cap Value Fund (the “Small Cap Value Fund”)

Loomis Sayles Funds II:

Loomis Sayles Small Cap Growth Fund (the “Small Cap Growth Fund”)

Loomis Sayles Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”)

The Small/Mid Cap Growth Fund commenced operations on June 30, 2015 via contribution to the Fund by Natixis Global Asset Management, L.P. (“Natixis US”) of $10,000,000.

Each Fund is a diversified investment company.

Small Cap Growth Fund and Small Cap Value Fund were closed to new investors effective September 14, 2012 and September 15, 2008, respectively. Small Cap Growth Fund and Small Cap Value Fund continue to offer Institutional Class, Retail Class and Class N shares to existing investors and Small Cap Value Fund continues to offer Admin Class shares to existing investors.

Each share class is sold without a sales charge. Retail Class and Admin Class shares pay a Rule 12b-1 fee. Class N shares are primarily intended for employer-sponsored retirement plans. Institutional Class shares are intended for institutional investors with a minimum initial investment of $100,000 for Small Cap Growth Fund and Small Cap Value Fund and $1,000,000 for Small/Mid Cap Growth Fund, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s prospectus. Admin Class and Class N shares are offered exclusively through intermediaries.

See Note 11 for changes that take effect subsequent to September 30, 2015.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including Rule 12b-1 service and distribution fees and for Institutional Class, Retail Class and Admin Class (for the Small Cap Value Fund), collectively, and Class N, individually,

|  50

Notes to Financial Statements – continued

September 30, 2015

transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements except as disclosed in Note 11.

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to

51  |

Notes to Financial Statements – continued

September 30, 2015

procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the

|  52

Notes to Financial Statements – continued

September 30, 2015

difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2015 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable,

53  |

Notes to Financial Statements – continued

September 30, 2015

and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

e.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as return of capital distributions received, deferred Trustees’ fees, net operating losses and non-deductible expenses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to return of capital distributions received, deferred Trustees’ fees and wash sales. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2015 and 2014 were as follows:

	2015 Distributions Paid From:			2014 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Small Cap Growth Fund	$—	$149,109,447	$149,109,447	$—	$80,584,587	$80,584,587
Small Cap Value Fund	10,451,269	142,087,857	152,539,126	2,574,013	105,994,100	108,568,113
Small/Mid Cap Growth Fund	—	—	—	—	—	—

As of September 30, 2015, the components of distributable earnings on a tax basis were as follows:

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
Undistributed ordinary income	$—	$5,506,157	$—
Undistributed long-term capital gain	85,662,331	90,900,378	—

Total undistributed earnings	85,662,331	96,406,535	—

Capital loss carryforward:
Short-term:
No expiration date	—	—	(168,511)

|  54

Notes to Financial Statements – continued

September 30, 2015

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
Late-year ordinary and post-October capital loss deferrals*	$(5,146,367)	$—	$—
Unrealized appreciation (depreciation)	123,866,401	240,323,472	(775,189)

Total accumulated earnings	$204,382,365	$336,730,007	$(943,700)

* Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year.

f.  Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2015, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

g.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2015, none of the Funds had loaned securities under this agreement.

55  |

Notes to Financial Statements – continued

September 30, 2015

h.  Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2015, at value:

Small Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,084,813,980	$—	$—	$1,084,813,980
Short-Term Investments	—	52,824,100	—	52,824,100

Total	$1,084,813,980	$52,824,100	$—	$1,137,638,080

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2015, there were no transfers among Levels 1, 2 and 3.

|  56

Notes to Financial Statements – continued

September 30, 2015

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,034,534,154	$—	$—	$1,034,534,154
Closed-End Investment Companies	4,913,581	—	—	4,913,581
Short-Term Investments	—	17,043,053	—	17,043,053

Total	$1,039,447,735	$17,043,053	$—	$1,056,490,788

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2015, there were no transfers among Levels 1, 2 and 3.

Small/Mid Cap Growth Fund Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$8,837,936	$—	$—	$8,837,936
Short-Term Investments	—	531,621	—	531,621

Total	$8,837,936	$531,621	$—	$9,369,557

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the period ended September 30, 2015, there were no transfers among Levels 1, 2 and 3.

4.  Purchases and Sales of Securities. For the year ended September 30, 2015, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Small Cap Growth Fund	$854,894,956	$851,461,206
Small Cap Value Fund	249,202,891	356,210,684
Small/Mid Cap Growth Fund	11,093,062	1,311,191

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Small Cap Growth Fund	0.75%
Small Cap Value Fund	0.75%
Small/Mid Cap Growth Fund	0.75%

57  |

Notes to Financial Statements – continued

September 30, 2015

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2016, (January 31, 2017 for Small/Mid Cap Growth Fund) may be terminated before then only with the consent of the Funds’ Board of Trustees and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statement of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2015, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	1.00%	1.25%	—	0.95%
Small Cap Value Fund	0.90%	1.15%	1.40%	0.85%
Small/Mid Cap Growth Fund	0.85%	—	—	—

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2015, the management fees for each Fund were as follows:

	Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Net Assets
Fund				Gross	Net
Small Cap Growth Fund	$8,447,388	$—	$8,447,388	0.75%	0.75%
Small Cap Value Fund	8,862,889	—	8,862,889	0.75%	0.75%
Small/Mid Cap Growth Fund	18,520	18,520	—	0.75%	—

For the year ended September 30, 2015, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Institutional Class	Retail Class	Admin Class	Class N	Total
Small Cap Value Fund	$170,510	$78,388	$12,920	$—	$261,818

In addition, the investment adviser reimbursed non-class specific expenses of Small/Mid Cap Growth Fund in the amount of $25,958 for the year ended September 30, 20151.

1 Expense reimbursements are subject to possible recovery until September 30, 2016.

|  58

Notes to Financial Statements – continued

September 30, 2015

For the year ended September 30, 2015, expense reimbursements related to the prior fiscal year were recovered as follows:

Fund	Class N
Small Cap Value Fund	$577

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles’ general partner is indirectly owned by Natixis US, which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b. Service and Distribution Fees. NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, Small Cap Growth Fund and Small Cap Value Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”) and Small Cap Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Retail Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Retail Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or maintenance of shareholder accounts.

Under the Admin Class Plan, Small Cap Value Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Admin Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Small Cap Value Fund may pay NGAM Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

59  |

Notes to Financial Statements – continued

September 30, 2015

For the year ended September 30, 2015, the service and distribution fees for each Fund were as follows:

	Service Fees	Distribution Fees
Fund	Admin Class	Retail Class	Admin Class
Small Cap Growth Fund	$—	$438,180	$—
Small Cap Value Fund	135,605	876,758	146,998

For the year ended September 30, 2015, NGAM Distribution refunded Small Cap Value Fund $11,393 in connection with an overpayment of prior year Admin Class service fees. Service and distribution fees on the Statements of Operations have been reduced by this amount.

c.  Administrative Fees. NGAM Advisors, L.P. (“NGAM Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2015, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Small Cap Growth Fund	$480,487
Small Cap Value Fund	504,004
Small/Mid Cap Growth Fund	1,049

d.  Sub-Transfer Agent Fees. NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

|  60

Notes to Financial Statements – continued

September 30, 2015

For the year ended September 30, 2015, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Small Cap Growth Fund	$1,206,925
Small Cap Value Fund	1,168,368
Small/Mid Cap Growth Fund	18

As of September 30, 2015, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Small Cap Growth Fund	$13,733
Small Cap Value Fund	14,059
Small/Mid Cap Growth Fund	18

Sub-transfer agent fees attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Trustees Fees and Expenses. The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $5,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Gateway Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

61  |

Notes to Financial Statements – continued

September 30, 2015

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

f.  Affiliated Ownership. As of September 30, 2015, Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”) and Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) and Natixis US held shares of the Funds representing the following percentages of the Fund’s net assets:

Fund	Pension Plan	Retirement Plan	Natixis US	Total Affiliated Ownership
Small Cap Growth Fund	0.93%	1.32%	—	2.25%
Small Cap Value Fund	1.59%	2.38%	—	3.97%
Small/Mid Cap Growth	—	—	97.92%	97.92%

Investment activities of affiliated shareholders could have material impacts on the Funds.

g.  Payments by Affiliates. For the year ended September 30, 2015, Loomis Sayles reimbursed the Small Cap Value Fund $6,186 for losses incurred in connection with a trading error.

6.  Class-Specific Transfer Agent Fees and Expenses. For the year ended September 30, 2015, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	$1,022,569	$204,597	$—	$424
Small Cap Value Fund	783,309	363,564	60,873	315
Small/Mid Cap Growth Fund	41	—	—	—

Transfer agent fees and expenses attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

7.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participates in a $150,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the

|  62

Notes to Financial Statements – continued

September 30, 2015

aggregate do not exceed the $150,000,000 limit at any time). Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2015, none of the Funds had borrowings under this agreement.

Prior to April 16, 2015, the committed unsecured line of credit was $200,000,000 with an individual limit of $125,000,000 for each Fund that participated in the line of credit. In addition, the commitment fee was 0.10% per annum, payable at the end of each calendar quarter.

8.  Brokerage Commission Recapture. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended September 30, 2015, amounts rebated under these agreements were as follows:

Fund	Rebates
Small Cap Growth Fund	$87,724
Small Cap Value Fund	42,327
Small/Mid Cap Growth Fund	235

9.  Concentration of Ownership. From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2015, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 5)	Total Percentage of Ownership
Small Cap Growth Fund	2	32.12%	2.25%	34.37%
Small Cap Value Fund	3	24.55%	3.97%	28.52%
Small/Mid Cap Growth	—	—	97.92%	97.92%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the

63  |

Notes to Financial Statements – continued

September 30, 2015

individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

10.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Small Cap Growth Fund
	Year Ended September 30, 2015		Year Ended September 30, 2014
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	7,265,268	$175,813,770	8,265,332	$214,034,486
Issued in connection with the reinvestment of distributions	5,134,319	117,062,465	2,386,288	61,256,020
Redeemed	(11,470,816)	(274,541,353)	(10,228,143)	(257,989,269)

Net change	928,771	$18,334,882	423,477	$17,301,237

Retail Class
Issued from the sale of shares	1,423,680	$32,677,891	1,803,527	$44,732,574
Issued in connection with the reinvestment of distributions	1,163,810	25,045,197	637,221	15,605,531
Redeemed	(2,397,388)	(53,969,398)	(3,240,173)	(78,525,108)

Net change	190,102	$3,753,690	(799,425)	$(18,187,003)

Class N
Issued from the sale of shares	6,907,906	$165,784,056	426,210	$10,866,912
Issued in connection with the reinvestment of distributions	119,335	2,724,416	20,604	529,097
Redeemed	(346,462)	(8,289,576)	(113,573)	(2,866,438)

Net change	6,680,779	$160,218,896	333,241	$8,529,571

Increase (decrease) from capital share transactions	7,799,652	$182,307,468	(42,707)	$7,643,805

	Small Cap Value Fund
	Year Ended September 30, 2015		Year Ended September 30, 2014
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	3,379,231	$118,476,722	3,763,242	$142,391,032
Issued in connection with the reinvestment of distributions	2,730,775	93,993,275	1,733,383	64,429,846
Redeemed	(5,495,573)	(195,820,490)	(5,018,897)	(188,920,687)

Net change	614,433	$16,649,507	477,728	$17,900,191

|  64

Notes to Financial Statements – continued

September 30, 2015

10.  Capital Shares – continued.

	Small Cap Value Fund
	Year Ended September 30, 2015		Year Ended September 30, 2014
Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	931,124	$32,655,794	981,833	$36,703,146
Issued in connection with the reinvestment of distributions	1,357,910	46,236,825	952,559	35,063,705
Redeemed	(2,618,373)	(91,431,051)	(2,862,025)	(107,131,359)

Net change	(329,339)	$(12,538,432)	(927,633)	$(35,364,508)

Admin Class
Issued from the sale of shares	314,600	$10,633,628	613,122	$22,321,084
Issued in connection with the reinvestment of distributions	179,802	5,960,432	143,514	5,157,882
Redeemed	(774,906)	(26,217,314)	(1,060,940)	(38,817,639)

Net change	(280,504)	$(9,623,254)	(304,304)	$(11,338,673)

Class N
Issued from the sale of shares	1,179,383	$42,095,614	95,239	$3,550,943
Issued in connection with the reinvestment of distributions	26,566	914,684	3	106
Redeemed	(79,684)	(2,779,124)	(24,788)	(952,187)

Net change	1,126,265	$40,231,174	70,454	$2,598,862

Increase (decrease) from capital share transactions	1,130,855	$34,718,995	(683,755)	$(26,204,128)

	Small/Mid Cap Growth Fund
	Period Ended September 30, 2015(a)
Institutional Class	Shares	Amount
Issued from the sale of shares	1,020,804	$10,199,072
Issued in connection with the reinvestment of distributions	—	—
Redeemed	—	—

Net change	1,020,804	$10,199,072

Increase (decrease) from capital share transactions	1,020,804	$10,199,072

(a) From commencement of operations on June 30, 2015 through September 30, 2015.

65  |

Notes to Financial Statements – continued

September 30, 2015

11.  Subsequent Event. On September 10, 2015, the Board of Trustees approved the broadening of eligibility requirements for Class N shares of Small Cap Value Fund to include investors with an initial minimum investment of $1,000,000, effective November 2, 2015.

|  66

Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund, and Loomis Sayles Small/Mid Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Growth Fund, a series of Loomis Sayles Funds II, Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds I, and Loomis Sayles Small/Mid Cap Growth Fund, a series of Loomis Sayles Funds II (collectively, the “Funds”) at September 30, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2015

67  |

2015 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2015, a percentage of dividends distributed by the Fund listed below qualifies for the dividends received deduction for corporate shareholders. This percentage is as follows:

Fund	Qualifying Percentage
Small Cap Value	100.00%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2015, unless subsequently determined to be different.

Fund	Amount
Small Cap Growth	$149,109,447
Small Cap Value	142,087,857

Qualified Dividend Income. For the fiscal year ended September 30, 2015, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2015, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Small Cap Value

|  68

Trustee and Officer Information

As of 9/30/15

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 Chairperson of the Audit Committee and Governance Committee Member	Retired	42 None

Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Contract Review Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Experience on the Board and significant experience on the boards of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	42 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

69  |

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Wendell J. Knox (1948)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts (formerly, Chancellor and faculty member, University of Massachusetts Lowell)	42 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	President, Strategic Advisory Services (management consulting)	42 Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

|  70

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	42 None	Continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

71  |

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES – continued

David L. Giunta[4] (1965)	Trustee since 2008 President since 2008 and Chief Executive Officer since 2015 of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2000	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”)(collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Director of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

|  72

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust(s)	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds I and Loomis Sayles Funds II	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

73  |

ANNUAL REPORT

September 30, 2015

Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles Limited Term Government

and Agency Fund

Portfolio Review  page 1

Portfolio of Investments  page 20

Financial Statements  page  63

Notes to Financial Statements  page 81

LOOMIS SAYLES CORE PLUS BOND FUND

Managers	Symbols
Peter W. Palfrey, CFA®	Class A	NEFRX
Richard G. Raczkowski	Class B	NERBX
Loomis, Sayles & Company, L.P.	Class C	NECRX
	Class N	NERNX
	Class Y	NERYX

Objective

The Fund seeks high total investment return through a combination of current income and capital appreciation

Market Conditions

Falling commodity prices and a strengthening U.S. dollar characterized the reporting period. Commodity prices declined significantly, with oil falling approximately 50 percent. The U.S. dollar generally advanced versus most currencies due to global divergence of economic growth and central bank policy. Most emerging market currencies declined versus their developed market counterparts, and commodity exporters were the hardest hit.

In the second half of the period, the world’s two largest economies — the U.S. and China — dominated the landscape. Investors generally expected the Federal Reserve (the Fed) to tighten monetary policy in September, but the Fed kept short-term rates unchanged due to global economic and market turbulence triggered by China’s economic slowdown. The market interpreted the Fed’s decision as confirmation of global growth risks, which further strained commodities, emerging markets and other risk assets.

Developed market government bonds posted positive local currency returns, benefiting from investor risk aversion caused by sluggish global demand and commodity price weakness. Investment grade corporates underperformed government bonds. However, slower growth in China, commodity price pressures and uncertainty about the Fed rate increase weighed more heavily on high yield and emerging market bonds.

Performance Results

For the 12 months ended September 30, 2015, Class A shares of the Loomis Sayles Core Plus Bond Fund returned -3.13% at net asset value. The Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 2.94%.

Explanation of Fund Performance

The Fund’s holdings denominated in the Brazilian real, Mexican peso and Philippine peso hurt relative performance as the U.S. dollar strengthened during the period. In addition, an out-of-benchmark allocation to high yield holdings, particularly industrials, detracted from performance. Energy-related names were the largest laggards due to the prolonged decline in oil prices. Investment grade corporates also underperformed relative to the benchmark, primarily due to security selection and an overweight allocation to the industrials sector. In

1  |

addition, selected Yankee bonds (U.S. dollar-denominated bonds issued by non-U.S. entities) detracted from results and limited the overall performance of the Fund’s government-related allocation. Meanwhile, security selection among U.S. Treasuries, along with an underweight allocation to the sector, detracted from relative performance.

The Fund’s longer duration (greater price sensitivity to interest rate changes) posture contributed to performance as the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) flattened with longer-term rates moving lower. Security selection among electric utilities also aided relative performance.

Outlook

We expect the Fed will begin tightening in the fourth quarter of 2015 with one rate hike followed by a 25 basis point increase at every other policy meeting, perhaps until a terminal federal funds rate of 2.50% is reached.

We have sought to position the Fund for continued expansion of the U.S. and global economies, emphasizing securities we believe will benefit from improved global growth. Specifically, the Fund has underweight positions in currently overpriced government bonds and overweight positions in spread (non-nominal Treasury) sectors, including high yield, emerging markets, Yankee corporates, foreign currency (Mexico and Philippines), energy-related bonds and Treasury inflation-protected securities (TIPS).

Within the investment grade credit allocation, the Fund has an underweight position in U.S. securities and an overweight position in Yankee bonds. We believe the U.S. investment grade sector still looks attractive but is approaching the late-expansion cycle, making it vulnerable to releveraging events, including mergers and acquisitions, stock buybacks and increased stock dividends. The Fund is near its maximum allocation to high yield, with a bias toward higher-rated securities in the 5- to 10-year maturity range. We believe investment grade structured products, including asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), remain sources of high quality, shorter-maturity yield and liquidity.

The Fund has significant direct exposure to the energy sector through investment grade and high yield bonds and indirect exposure through energy-influenced currency and sovereign exposure. The Fund’s non-U.S. dollar allocation is slightly less than 3% in pro-cyclical currencies and offers significant carry and yield advantages. This should mitigate the effects of additional modest U.S. dollar appreciation as markets anticipate the start of Fed tightening. Additionally, the Fund has an underweight position to mortgages, which have provided high quality yield but look relatively expensive and may be vulnerable to a significant duration extension or shortening, should rates rise or fall much beyond recent ranges.

|  2

LOOMIS SAYLES CORE PLUS BOND FUND

Growth of $10,000 Investment in Class A Shares3

September 30, 2005 through September 30, 2015

3  |

Average Annual Total Returns — September 30, 20153

	1 Year	5 Years	10 Years	Life of Class N

Class A (Inception 11/7/73)
NAV	-3.13%	3.91%	5.89%	—%
With 4.50% Maximum Sales Charge[4]	-7.48	2.96	5.40	—

Class B (Inception 9/13/93)
NAV	-3.82	3.14	5.10	—
With CDSC[1]	-8.50	2.79	5.10	—

Class C (Inception 12/30/94)
NAV	-3.86	3.12	5.09	—
With CDSC[1]	-4.80	3.12	5.09

Class N (Inception 2/1/13)
NAV	-2.82	—	—	0.99

Class Y (Inception 12/30/94)
NAV	-2.89	4.17	6.16	—

Comparative Performance
Barclays U.S. Aggregate Bond Index[2]	2.94	3.10	4.64	2.15

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4	Effective November 2, 2015, the maximum sales charge was reduced to 4.25%. See Note 12 of Notes to Financial Statements.

|  4

LOOMIS SAYLES HIGH INCOME FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Class A	NEFHX
Elaine M. Stokes	Class B	NEHBX
Loomis, Sayles & Company, L.P.	Class C	NEHCX
	Class Y	NEHYX

Objective

The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return

Market Conditions

Falling commodity prices and a strengthening U.S. dollar characterized the reporting period. Commodity prices declined significantly, with oil falling approximately 50 percent. The U.S. dollar generally advanced versus most currencies due to global divergence of economic growth and central bank policy. Most emerging market currencies declined versus their developed market counterparts, and commodity exporters were the hardest hit.

In the second half of the period, the world’s two largest economies — the U.S. and China — dominated the landscape. Investors generally expected the Federal Reserve (the Fed) to tighten monetary policy in September, but the Fed kept short-term rates unchanged due to global economic and market turbulence triggered by China’s economic slowdown. The market interpreted the Fed’s decision as confirmation of global growth risks, which further strained commodities, emerging markets and other risk assets.

Developed market government bonds posted positive local currency returns, benefiting from investor risk aversion caused by sluggish global demand and commodity price weakness. Investment grade corporates underperformed government bonds. However, slower growth in China, commodity price pressures and uncertainty about the Fed rate increase weighed more heavily on high yield and commodity-linked bonds.

Performance Results

For the 12 months ended September 30, 2015, Class A shares of the Loomis Sayles High Income Fund returned -4.78%. The Fund underperformed its benchmark, the Barclays U.S. Corporate High Yield Bond Index, which returned -3.43%.

Explanation of Fund Performance

The Fund’s relative underperformance was primarily due to out-of-benchmark allocations. Holdings in non-U.S.-dollar-denominated securities suffered throughout the period due to a strong U.S. dollar, which pressured emerging market currencies. Exposure to the Brazilian real dragged on results and was the largest detractor. A small position in emerging market bonds detracted from performance due to uncertain growth prospects for many emerging market countries. Out-of-benchmark exposure to investment grade corporates also detracted from performance, with industrials the notable laggard. Furthermore, exposure to

5  |

equities and convertibles weighed negatively on results due to equity market volatility. High yield financials and utilities also weighed down return.

Although high yield securities generated mixed results for the period, they generally performed well in the industrial sector. In particular, basic industry and technology securities were the largest contributors to performance. In addition, the Fund’s securitized holdings contributed to results. Residential mortgage-backed securities (RMBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) produced positive returns. Meanwhile, a small, out-of-benchmark position in U.S. Treasuries, which we held as reserves, contributed to relative performance.

Outlook

We continue to have a positive outlook for the U.S. economy, despite some recent softer data. Steady improvement in employment and consumer sentiment should support consumption trends. We do not believe current low rates reflect the state of the U.S. economy. However, uncertainty about Chinese growth and weakening global economic trends may delay U.S. monetary policy changes. We believe the path for rates, which is likely to be very slow and shallow, is more important than timing. The downside risks to global growth have increased in our view; however, we believe conditions will remain reasonably strong overall.

The steady pace of U.S. economic growth should support risk assets, and we are maintaining exposure to corporate bonds. We view the investment grade and high yield markets as being distorted by global, not U.S., factors, and spread widening over the past 12 months has significantly improved valuations.

Risk profiles in non-U.S. markets should continue to be driven by oil prices, a strengthening U.S. dollar and central bank action. We are monitoring cheaper non-U.S.-dollar asset valuations, but we remain cautious. Since we do not see a positive catalyst at this point, we think it is too early to add exposure.

Our long-term themes remain intact, and we believe we are well positioned for this market environment. We have been investing away from the benchmark in sectors with low or negative correlations to U.S. rates. We are using portfolio flexibility to identify attractive income opportunities, broaden diversification and maintain a higher level of reserves. Our antidote for highly volatile markets is a patient, selective approach that seeks to capture value when investors are mispricing risk.

|  6

LOOMIS SAYLES HIGH INCOME FUND

Growth of $10,000 Investment in Class A Shares4

September 30, 2005 through September 30, 2015

7  |

Average Annual Total Returns — September 30, 20154

	1 Year	5 Years	10 Years

Class A (Inception 2/22/84)
NAV	-4.78%	5.10%	6.25%
With 4.50% Maximum Sales Charge[5]	-9.04	4.15	5.77

Class B (Inception 9/20/93)
NAV	-6.05	4.20	5.40
With CDSC[2]	-10.48	3.92	5.40

Class C (Inception 3/2/98)
NAV	-5.48	4.31	5.46
With CDSC[2]	-6.37	4.31	5.46

Class Y (Inception 2/29/08)[1]
NAV	-4.54	5.37	6.43

Comparative Performance
Barclays U.S. Corporate High-Yield Bond Index[3]	-3.43	6.15	7.25

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Prior to the inception of Class Y shares (2/29/08), performance is that of Class A shares, restated to reflect the higher net expenses of that share class.

2	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3	Barclays U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Effective November 2, 2015, the maximum sales charge was reduced to 4.25%. See Note 12 of Notes to Financial Statements.

|  8

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Managers	Symbols
Christopher T. Harms	Class A	NEFLX
Clifton V. Rowe, CFA®	Class B	NELBX
Kurt L. Wagner, CFA®, CIC	Class C	NECLX
Loomis, Sayles & Company, L.P.	Class Y	NELYX

Objective

The Fund seeks a high current return consistent with preservation of capital

Market Conditions

Falling commodity prices and a strengthening U.S. dollar characterized the reporting period. Commodity prices declined significantly, with oil falling approximately 50 percent. The U.S. dollar generally advanced versus most currencies due to global divergence of economic growth and central bank policy. Most emerging market currencies declined versus their developed market counterparts, and commodity exporters were the hardest hit.

In the second half of the period, the world’s two largest economies — the U.S. and China — dominated the landscape. Investors generally expected the Federal Reserve (the Fed) to tighten monetary policy in September, but the Fed kept short-term rates unchanged due to global economic and market turbulence triggered by China’s economic slowdown. The market interpreted the Fed’s decision as confirmation of global growth risks, which further strained commodities, emerging markets and other risk assets.

Developed market government bonds posted positive local currency returns, benefiting from investor risk aversion caused by sluggish global demand and commodity price weakness. Investment grade corporates underperformed government bonds. However, slower growth in China, commodity price pressures and uncertainty about the Fed rate increase weighed more heavily on high yield and emerging market bonds.

Performance Results

For the 12 months ended September 30, 2015, Class A shares of the Loomis Sayles Limited Term Government and Agency Fund returned 1.26% at net asset value. The Fund underperformed its benchmark, the Barclays U.S. 1-5 Year Government Bond Index, which returned 2.05%.

Explanation of Fund Performance

The Fund’s relative underperformance was driven primarily by shorter-than-benchmark duration (price sensitivity to interest rate changes) and yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) positioning. In addition, a small underweight position in U.S. agency securities detracted from relative performance despite generating a positive absolute return.

9  |

The Fund’s sizeable allocation to agency mortgage-backed securities (MBS) was a main driver of positive results. Agency MBS outperformed the benchmark on a duration-adjusted basis, which considers a security’s return relative to similar-duration U.S. Treasuries. The Fund’s agency collateralized-mortgage obligations (CMOs) were also among the leading contributors, considerably outperforming duration-matched Treasuries. Additionally, agency commercial mortgage-backed securities (CMBS) aided the Fund’s relative and absolute performance.

Outlook

Spreads (the difference in yield compared with similar-maturity Treasuries) for agency MBS are narrow on a historical basis, and refinancing risk has recently begun to increase as recently issued mortgages are of relatively high quality compared with earlier years. Therefore, we tend to underweight recently issued 30-year MBS and prefer sectors that are less likely to face refinance risk, such as low loan balance mortgages and home equity conversion mortgages. Within the commercial real estate sector, top-tier assets and markets have generally recovered and are currently at or above prior peak levels. We believe investment grade CMBS remain attractive. We also believe senior AAA-rated ABS currently offer an attractive combination of strong credit quality and enhanced yield. We favor buying bonds of less-frequent issuers, as our analysis indicates the credit risk of these securities is inefficiently priced, offering opportunities for additional yield.

Growth of $10,000 Investment in Class A Shares3

September 30, 2005 through September 30, 2015

See notes to chart on page 11.

|  10

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Average Annual Total Returns — September 30, 20153

	1 Year	5 Years	10 Years

Class A (Inception 1/3/89)
NAV	1.26%	1.50%	3.42%
With 3.00% Maximum Sales Charge[4]	-1.79	0.88	3.11

Class B (Inception 9/27/93)
NAV	0.50	0.76	2.65
With CDSC[1]	-4.48	0.38	2.65

Class C (Inception 12/30/94)
NAV	0.51	0.74	2.66
With CDSC[1]	-0.49	0.74	2.66

Class Y (Inception 3/31/94)
NAV	1.51	1.77	3.69

Comparative Performance
Barclays U.S. 1-5 Year Government Bond Index[2]	2.05	1.24	3.19
Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays U.S. 1-5 Year Government Bond Index is an unmanaged index that includes U.S. Treasury and agency securities with remaining maturities of one to five years.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4	Effective November 2, 2015, the maximum sales charge was reduced to 2.25%. See Note 12 of Notes to Financial Statements.

11  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-months ended June 30, 2015 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

|  12

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2015 through September 30, 2015. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

13  |

LOOMIS SAYLES CORE PLUS BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2015	ENDING ACCOUNT VALUE 9/30/2015	EXPENSES PAID DURING PERIOD* 4/1/2015 – 9/30/2015
Class A
Actual	$1,000.00	$958.80	$3.63
Hypothetical (5% return before expenses)	$1,000.00	$1,021.36	$3.75
Class B
Actual	$1,000.00	$955.20	$7.30
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.54
Class C
Actual	$1,000.00	$955.00	$7.30
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.54
Class N
Actual	$1,000.00	$960.50	$1.97
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$2.03
Class Y
Actual	$1,000.00	$960.10	$2.41
Hypothetical (5% return before expenses)	$1,000.00	$1,022.61	$2.48

*	Expenses are equal to the Fund’s annualized expense ratio: 0.74%, 1.49%, 1.49%, 0.40% and 0.49% for Class A, B, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2015	ENDING ACCOUNT VALUE 9/30/2015	EXPENSES PAID DURING PERIOD* 4/1/2015 – 9/30/2015
Class A
Actual	$1,000.00	$942.60	$5.41
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.62
Class B
Actual	$1,000.00	$934.00	$8.97
Hypothetical (5% return before expenses)	$1,000.00	$1,015.79	$9.35
Class C
Actual	$1,000.00	$939.20	$9.04
Hypothetical (5% return before expenses)	$1,000.00	$1,015.74	$9.40
Class Y
Actual	$1,000.00	$943.70	$4.19
Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	$4.36

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.11%, 1.85%, 1.86% and 0.86% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

|  14

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 4/1/2015	ENDING ACCOUNT VALUE 9/30/2015	EXPENSES PAID DURING PERIOD* 4/1/2015 – 9/30/2015
Class A
Actual	$1,000.00	$1,002.10	$3.86
Hypothetical (5% return before expenses)	$1,000.00	$1,021.21	$3.90
Class B
Actual	$1,000.00	$999.20	$7.62
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.69
Class C
Actual	$1,000.00	$998.30	$7.61
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.69
Class Y
Actual	$1,000.00	$1,004.20	$2.61
Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	$2.64

*	Expenses are equal to the Fund’s annualized expense ratio: 0.77%, 1.52%, 1.52% and 0.52% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

15  |

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement and, with respect to the Loomis Sayles Core Plus Bond Fund, its Advisory Administration Agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category,

|  16

performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at its meeting held in June 2015. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by NGAM Advisors, L.P. (“NGAM Advisors”). They also considered the administrative services provided by NGAM Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis. With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

17  |

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and to expend additional resources as the Funds grow in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that the Funds in this report have expense caps in place, although the current expenses of each Fund are below the cap. The Trustees further noted that management had proposed to reduce the expense cap of the Loomis Sayles High Income Fund.

The Trustees also considered the compensation directly or indirectly received or to be received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues and the performance of the relevant Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense

|  18

waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that each of the Funds was subject to an expense cap or waiver. The Trustees further noted that management had proposed to reduce the expense cap of the Loomis Sayles High Income Fund. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•	Plans for maintaining continuity of portfolio management where that was thought to be a potential issue.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of NGAM Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2016.

19  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 97.2% of Net Assets
	ABS Car Loan — 3.2%
$8,905,000	Ally Master Owner Trust, Series 2014-4, Class A2, 1.430%, 6/17/2019	$8,920,735
2,610,915	AmeriCredit Automobile Receivables, Series 2012-5, Class B, 1.120%, 11/08/2017	2,611,500
2,355,000	AmeriCredit Automobile Receivables Trust, Series 2013-2, Class B, 1.190%, 5/08/2018	2,356,693
1,860,000	AmeriCredit Automobile Receivables Trust, Series 2013-2, Class C, 1.790%, 3/08/2019	1,868,335
3,170,000	AmeriCredit Automobile Receivables Trust, Series 2014-2, Class C, 2.180%, 6/08/2020	3,184,297
2,040,000	AmeriCredit Automobile Receivables Trust, Series 2014-3, Class B, 1.920%, 11/08/2019	2,054,339
4,415,000	AmeriCredit Automobile Receivables Trust, Series 2014-3, Class C, 2.580%, 9/08/2020	4,453,154
2,525,000	AmeriCredit Automobile Receivables Trust, Series 2014-4, Class C, 2.470%, 11/09/2020	2,554,914
17,010,000	AmeriCredit Automobile Receivables Trust, Series 2015-1, Class C, 2.510%, 1/08/2021	17,249,552
1,950,000	Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 2.100%, 3/20/2019, 144A	1,964,297
1,535,000	Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class B, 2.620%, 9/20/2019, 144A	1,553,798
4,040,000	Avis Budget Rental Car Funding AESOP LLC, Series 2013-2A, Class A, 2.970%, 2/20/2020, 144A	4,160,267
2,000,000	Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 2.500%, 7/20/2021, 144A	2,017,272
22,707,318	CPS Auto Receivables Trust, Series 2015-A, Class A, 1.530%, 7/15/2019, 144A	22,598,572
14,792,483	CPS Auto Receivables Trust, Series 2015-B, Class A, 1.650%, 11/15/2019, 144A	14,713,684
14,900,000	CPS Auto Receivables Trust, Series 2015-C, Class C, 3.420%, 8/16/2021, 144A	14,951,777
630,000	Credit Acceptance Auto Loan Trust, Series 2014-1A, Class A, 1.550%, 10/15/2021, 144A	629,022
11,380,000	Credit Acceptance Auto Loan Trust, Series 2014-2A, Class B, 2.670%, 9/15/2022, 144A	11,473,407
2,000,000	Credit Acceptance Auto Loan Trust, Series 2015-1A, Class A, 2.000%, 7/15/2022, 144A	2,006,288
10,810,000	DT Auto Owner Trust, Series 2014-3A, Class C, 3.040%, 9/15/2020, 144A	10,936,801
404,286	Exeter Automobile Receivables Trust, Series 2013-2A, Class A, 1.490%, 11/15/2017, 144A	404,524
5,000,000	Exeter Automobile Receivables Trust, Series 2014-3A, Class B, 2.770%, 11/15/2019, 144A	5,056,600
26,750,683	Exeter Automobile Receivables Trust, Series 2015-1A, Class A, 1.600%, 6/17/2019, 144A	26,773,634
9,285,000	First Investors Auto Owner Trust, Series 2014-3A, Class A3, 1.670%, 11/16/2020, 144A	9,268,816
3,175,152	Flagship Credit Auto Trust, Series 2014-2, Class A, 1.430%, 12/16/2019, 144A	3,165,643
3,655,757	Santander Drive Auto Receivables Trust, Series 2012-3, Class C, 3.010%, 4/16/2018	3,676,072

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	ABS Car Loan — continued
$885,000	Santander Drive Auto Receivables Trust, Series 2012-3, Class D, 3.640%, 5/15/2018	$901,703
2,393,475	Santander Drive Auto Receivables Trust, Series 2012-4, Class C, 2.940%, 12/15/2017	2,411,759
2,090,000	Santander Drive Auto Receivables Trust, Series 2012-5, Class C, 2.700%, 8/15/2018	2,105,017
2,193,284	Santander Drive Auto Receivables Trust, Series 2012-6, Class C, 1.940%, 3/15/2018	2,200,601
11,035,000	Santander Drive Auto Receivables Trust, Series 2014-2, Class C, 2.330%, 11/15/2019	11,128,102
3,185,000	Santander Drive Auto Receivables Trust, Series 2014-3, Class C, 2.130%, 8/17/2020	3,209,381
3,490,000	Santander Drive Auto Receivables Trust, Series 2014-4, Class C, 2.600%, 11/16/2020	3,535,112
7,170,000	Santander Drive Auto Receivables Trust, Series 2014-5, Class C, 2.460%, 6/15/2020	7,204,466

		213,300,134

	ABS Credit Card — 0.0%
480,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.140%, 1/17/2023	502,403

	ABS Home Equity — 0.6%
2,615,000	American Homes 4 Rent, 5.036%, 10/17/2045, 144A	2,644,887
4,564,848	Colony American Homes, Series 2014-1A, Class A, 1.400%, 5/17/2031, 144A(b)	4,510,417
200,470	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(b)	204,000
5,586,852	Sequoia Mortgage Trust, Series 2013-5, Class A1, 2.500%, 5/25/2043, 144A(b)	5,341,556
27,172,871	Towd Point Mortgage Trust, Series 2015-2, Class 1AE2, 2.750%, 11/25/2060, 144A	27,234,281

		39,935,141

	ABS Other — 0.9%
9,611,700	DB Master Finance LLC, Series 2015-1A, Class A2I, 3.262%, 2/20/2045, 144A	9,669,783
4,305,327	Global Container Assets Ltd., Series 2013-1A, Class A1, 2.200%, 11/05/2028, 144A	4,303,105
1,535,000	OneMain Financial Issuance Trust, Series 2014-2A, Class A, 2.470%, 9/18/2024, 144A	1,534,880
19,945,000	OneMain Financial Issuance Trust, Series 2015-1A, Class A, 3.190%, 3/18/2026, 144A	20,146,006
8,615,000	Springleaf Funding Trust, Series 2013-BA, Class A, 3.920%, 1/16/2023, 144A	8,615,000
8,227,083	TAL Advantage V LLC, Series 2014-3A, Class A, 3.270%, 11/21/2039, 144A	8,340,132
9,569,292	Textainer Marine Containers Ltd., Series 2014-1A, Class A, 3.270%, 10/20/2039, 144A	9,716,860

		62,325,766

	ABS Student Loan — 0.1%
1,647,954	SoFi Professional Loan Program LLC, Series 2014-A, Class A2, 3.020%, 10/25/2027, 144A	1,677,365

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	ABS Student Loan — continued
$5,490,503	SoFi Professional Loan Program LLC, Series 2014-B, Class A2, 2.550%, 8/27/2029, 144A	$5,516,105

		7,193,470

	Aerospace & Defense — 0.8%
4,400,000	Bombardier, Inc., 5.750%, 3/15/2022, 144A	3,234,000
3,965,000	Bombardier, Inc., 6.000%, 10/15/2022, 144A	2,944,013
1,480,000	Bombardier, Inc., 7.500%, 3/15/2018, 144A	1,376,400
32,010,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	29,617,252
8,475,000	Huntington Ingalls Industries, Inc., 5.000%, 12/15/2021, 144A	8,644,500
3,765,000	Textron, Inc., 3.875%, 3/01/2025	3,775,214

		49,591,379

	Airlines — 0.1%
3,028,307	Continental Airlines Pass Through Certificates, Series 2012-2, Class A, 4.000%, 4/29/2026	3,079,122
948,565	Continental Airlines Pass Through Trust, Series 2010-1, Class A, 4.750%, 7/12/2022	995,993

		4,075,115

	Automotive — 2.6%
665,000	American Axle & Manufacturing, Inc., 5.125%, 2/15/2019	665,000
1,285,000	Ford Motor Credit Co. LLC, 2.375%, 1/16/2018	1,286,439
25,270,000	Ford Motor Credit Co. LLC, 2.375%, 3/12/2019	25,069,255
7,885,000	Ford Motor Credit Co. LLC, 5.000%, 5/15/2018	8,386,384
28,680,000	Ford Motor Credit Co. LLC, 5.750%, 2/01/2021	32,217,506
17,000,000	Ford Motor Credit Co. LLC, 5.875%, 8/02/2021	19,244,068
5,585,000	Ford Motor Credit Co. LLC, 6.625%, 8/15/2017(c)	6,029,332
12,680,000	General Motors Co., 5.000%, 4/01/2035	11,745,801
11,655,000	General Motors Co., 5.200%, 4/01/2045	10,937,553
34,495,000	General Motors Co., 6.250%, 10/02/2043	36,691,538
3,310,000	General Motors Financial Co., Inc., 3.250%, 5/15/2018	3,348,432
8,160,000	General Motors Financial Co., Inc., 6.750%, 6/01/2018(c)	8,918,570
4,290,000	Hyundai Capital Services, Inc., 3.500%, 9/13/2017, 144A	4,421,995

		168,961,873

	Banking — 8.8%
18,380,000	Ally Financial, Inc., 3.500%, 1/27/2019	18,098,602
47,310,000	Ally Financial, Inc., 3.750%, 11/18/2019	46,363,800
5,000,000	Ally Financial, Inc., 4.750%, 9/10/2018	5,093,750
21,355,000	Banco Santander Brasil S.A., 4.625%, 2/13/2017, 144A	21,290,935
17,780,000	Banco Santander Chile, 3.875%, 9/20/2022, 144A	17,714,463
12,810,000	Bangkok Bank PCL, 2.750%, 3/27/2018, 144A	12,948,438
43,640,000	Bangkok Bank PCL, 3.300%, 10/03/2018, 144A	44,753,256
6,845,000	Bank of America Corp., 2.650%, 4/01/2019	6,922,280
2,500,000	Bank of America Corp., 5.650%, 5/01/2018	2,727,768
49,225,000	Bank of America Corp., MTN, 5.000%, 5/13/2021(c)	54,240,141
61,255,000	Barclays PLC, 2.875%, 6/08/2020	61,260,513
26,235,000	BBVA Banco Continental S.A., 3.250%, 4/08/2018, 144A	26,464,556

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Banking — continued
$19,630,000	Citigroup, Inc., 2.500%, 9/26/2018	$19,890,667
28,025,000	Citigroup, Inc., 4.050%, 7/30/2022	28,569,133
5,230,000	Citigroup, Inc., 6.125%, 5/15/2018	5,780,902
13,860,000	Goldman Sachs Group, Inc. (The), 3.625%, 1/22/2023	14,040,665
15,400,000	Goldman Sachs Group, Inc. (The), 5.750%, 1/24/2022	17,674,411
3,985,000	Goldman Sachs Group, Inc. (The), 6.000%, 6/15/2020	4,579,749
13,930,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	16,617,348
3,035,000	Goldman Sachs Group, Inc. (The), 7.500%, 2/15/2019	3,547,317
9,135,000	JPMorgan Chase & Co., 3.200%, 1/25/2023	9,067,995
9,025,000	JPMorgan Chase & Co., 4.350%, 8/15/2021	9,725,999
27,965,000	JPMorgan Chase & Co., 4.500%, 1/24/2022(c)	30,173,368
1,985,000	KEB Hana Bank, 4.250%, 6/14/2017, 144A	2,068,033
4,350,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	4,861,717
8,060,000	Morgan Stanley, 3.700%, 10/23/2024	8,098,446
20,300,000	Morgan Stanley, 5.750%, 1/25/2021	23,151,663
14,560,000	Morgan Stanley, GMTN, 5.500%, 1/26/2020	16,278,138
13,000,000	Morgan Stanley, GMTN, 5.500%, 7/28/2021	14,691,547
22,550,000	Morgan Stanley, Series F, 3.875%, 4/29/2024	23,032,818
5,155,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	5,740,268
9,450,000	Santander UK Group Holdings PLC, 5.625%, 9/15/2045, 144A	9,369,892

		584,838,578

	Building Materials — 0.2%
3,965,000	CRH America, Inc., 3.875%, 5/18/2025, 144A	3,971,166
8,870,000	Owens Corning, 4.200%, 12/01/2024	8,811,458
2,860,000	USG Corp., 5.500%, 3/01/2025, 144A	2,852,850

		15,635,474

	Cable Satellite — 2.2%
2,383,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 2/15/2023	2,198,318
3,935,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.250%, 3/15/2021	3,875,483
22,730,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.250%, 9/30/2022	21,309,375
7,000,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	6,685,000
2,965,000	CCO Holdings LLC/CCO Holdings Capital Corp., 6.500%, 4/30/2021	2,979,825
20,065,000	CCO Safari II LLC, 6.484%, 10/23/2045, 144A	20,242,575
7,925,000	DISH DBS Corp., 5.000%, 3/15/2023	6,637,187
27,950,000	DISH DBS Corp., 5.875%, 11/15/2024	23,740,031
21,385,000	Time Warner Cable, Inc., 4.500%, 9/15/2042	16,907,473
4,080,000	Time Warner Cable, Inc., 5.500%, 9/01/2041	3,654,097
2,743,000	Time Warner Cable, Inc., 5.875%, 11/15/2040	2,610,859
8,750,000	Time Warner Cable, Inc., 6.550%, 5/01/2037	8,597,575
2,085,000	Time Warner Cable, Inc., 6.750%, 6/15/2039	2,085,494
10,935,000	Virgin Media Finance PLC, 5.750%, 1/15/2025, 144A	10,278,900
2,825,000	Virgin Media Finance PLC, 6.375%, 4/15/2023, 144A	2,810,875
2,535,000	Virgin Media Secured Finance PLC, 5.250%, 1/15/2021	2,642,737
382,500	Virgin Media Secured Finance PLC, 5.375%, 4/15/2021, 144A	384,891
5,000,000	Virgin Media Secured Finance PLC, 5.500%, 1/15/2025, 144A	4,850,000

		142,490,695

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Chemicals — 1.3%
$29,365,000	Braskem America Finance Co., 7.125%, 7/22/2041, 144A(c)	$20,496,770
4,375,000	Methanex Corp., 3.250%, 12/15/2019	4,366,666
16,185,000	Methanex Corp., 5.250%, 3/01/2022	17,233,594
10,625,000	Mexichem SAB de CV, 5.875%, 9/17/2044, 144A	8,978,125
11,565,000	Mexichem SAB de CV, 6.750%, 9/19/2042, 144A(c)	11,218,050
18,345,000	PolyOne Corp., 5.250%, 3/15/2023	17,345,197
4,560,000	RPM International, Inc., 3.450%, 11/15/2022	4,438,804
3,685,000	RPM International, Inc., 6.125%, 10/15/2019	4,126,308

		88,203,514

	Collateralized Mortgage Obligations — 1.0%
730,214	Government National Mortgage Association, Series 2010-H20, Class AF, 0.522%, 10/20/2060(b)	725,529
557,873	Government National Mortgage Association, Series 2010-H24, Class FA, 0.542%, 10/20/2060(b)	555,719
532,723	Government National Mortgage Association, Series 2011-H06, Class FA, 0.642%, 2/20/2061(b)	532,071
5,189,625	Government National Mortgage Association, Series 2012-H12, Class FA, 0.742%, 4/20/2062(b)	5,207,581
628,587	Government National Mortgage Association, Series 2012-H18, Class NA, 0.712%, 8/20/2062(b)	629,383
3,436,203	Government National Mortgage Association, Series 2013-H01, Class FA, 1.650%, 1/20/2063	3,458,510
4,405,008	Government National Mortgage Association, Series 2013-H03, Class HA, 1.750%, 12/20/2062	4,459,344
1,906,998	Government National Mortgage Association, Series 2013-H04, Class BA, 1.650%, 2/20/2063	1,919,479
19,271,323	Government National Mortgage Association, Series 2013-H07, Class DA, 2.500%, 3/20/2063	19,879,141
27,315,133	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	27,601,560

		64,968,317

	Consumer Cyclical Services — 0.3%
17,635,000	Alibaba Group Holding Ltd., 4.500%, 11/28/2034, 144A	16,389,722
5,980,000	IHS, Inc., 5.000%, 11/01/2022	5,748,275

		22,137,997

	Consumer Products — 0.1%
3,620,000	Whirlpool Corp., MTN, 4.850%, 6/15/2021	3,974,123

	Diversified Manufacturing — 0.5%
1,200,000	Crane Co., 6.550%, 11/15/2036	1,438,632
5,620,000	EnerSys, 5.000%, 4/30/2023, 144A	5,451,400
37,955,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A	27,802,038

		34,692,070

	Electric — 2.0%
20,370,000	AES Corp. (The), 3.324%, 6/01/2019(b)	19,351,500
2,200,000	AES Corp. (The), 7.375%, 7/01/2021	2,282,500

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Electric — continued
$33,840,000	Dynegy, Inc., 6.750%, 11/01/2019	$33,924,600
20,995,000	EDP Finance BV, 5.250%, 1/14/2021, 144A	22,156,443
3,485,000	Empresa Nacional de Electricidad S.A., 4.250%, 4/15/2024	3,477,824
12,390,000	FirstEnergy Corp., 2.750%, 3/15/2018	12,423,812
1,010,000	Ipalco Enterprises, Inc., 5.000%, 5/01/2018	1,057,975
17,865,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 4/30/2023, variable rate thereafter), 4.750%, 4/30/2043	17,713,148
6,590,000	Talen Energy Supply LLC, 6.500%, 6/01/2025, 144A	5,667,400
8,715,000	Transelec S.A., 4.250%, 1/14/2025, 144A	8,583,125
4,380,000	Transelec S.A., 4.625%, 7/26/2023, 144A	4,490,731

		131,129,058

	Finance Companies — 4.4%
30,145,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 3.750%, 5/15/2019	29,617,463
5,275,000	Aircastle Ltd., 5.500%, 2/15/2022	5,327,750
4,770,000	CIT Group, Inc., 5.250%, 3/15/2018	4,901,175
17,090,000	CIT Group, Inc., 5.375%, 5/15/2020	17,901,775
27,670,000	CIT Group, Inc., 5.500%, 2/15/2019, 144A	28,707,625
13,125,000	International Lease Finance Corp., 3.875%, 4/15/2018	13,092,188
16,438,000	International Lease Finance Corp., 5.875%, 4/01/2019	17,284,557
2,450,000	International Lease Finance Corp., 5.875%, 8/15/2022	2,609,250
19,039,000	International Lease Finance Corp., 6.250%, 5/15/2019	20,276,535
4,635,000	Navient Corp., 5.875%, 3/25/2021	3,899,194
7,510,000	Navient Corp., MTN, 6.125%, 3/25/2024	6,008,000
26,085,000	Navient LLC, 4.875%, 6/17/2019	23,737,350
27,625,000	Navient LLC, MTN, 5.500%, 1/15/2019	25,673,984
1,100,000	Navient LLC, MTN, 6.000%, 1/25/2017	1,105,500
6,560,000	Navient LLC, MTN, 6.250%, 1/25/2016	6,617,662
14,840,000	Navient LLC, MTN, 8.000%, 3/25/2020	14,209,300
120,000	Navient LLC, Series A, MTN, 5.000%, 6/15/2018	114,600
6,960,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	6,533,700
60,315,000	Springleaf Finance Corp., 5.250%, 12/15/2019	58,957,912
3,135,000	Springleaf Finance Corp., 6.000%, 6/01/2020	3,146,756

		289,722,276

	Financial Other — 0.5%
36,870,000	Cielo S.A./Cielo USA, Inc., 3.750%, 11/16/2022, 144A	31,155,150

	Food & Beverage — 0.9%
8,760,000	Alicorp SAA, 3.875%, 3/20/2023, 144A	8,370,180
9,775,000	Constellation Brands, Inc., 3.750%, 5/01/2021	9,701,687
3,500,000	Constellation Brands, Inc., 3.875%, 11/15/2019	3,570,000
1,340,000	Cosan Luxembourg S.A., 5.000%, 3/14/2023, 144A	1,005,000
3,490,000	Gruma SAB de CV, 4.875%, 12/01/2024, 144A	3,670,084
17,770,000	Kraft Heinz Foods Co., 3.950%, 7/15/2025, 144A	18,181,962
12,530,000	Sigma Alimentos S.A. de CV, 5.625%, 4/14/2018, 144A	13,046,236
1,230,000	Sigma Alimentos S.A. de CV, 6.875%, 12/16/2019, 144A	1,360,626

		58,905,775

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Government Owned – No Guarantee — 5.7%
$2,355,000	Abu Dhabi National Energy Co. PJSC, 2.500%, 1/12/2018, 144A	$2,352,946
9,135,000	CEZ AS, 5.625%, 4/03/2042, 144A	10,074,717
19,995,000	China Resources Gas Group Ltd., 4.500%, 4/05/2022, 144A	20,701,983
2,045,000	CNPC General Capital Ltd., 3.400%, 4/16/2023, 144A	1,990,623
17,400,000	CNPC General Capital Ltd., 3.950%, 4/19/2022, 144A	17,742,293
18,760,000	Dolphin Energy Ltd., 5.500%, 12/15/2021, 144A	21,171,523
1,665,000	Dubai Electricity & Water Authority, 6.375%, 10/21/2016, 144A	1,751,247
20,395,000	Ecopetrol S.A., 5.375%, 6/26/2026	17,794,637
6,310,000	IPIC GMTN Ltd., 6.875%, 11/01/2041, 144A	8,328,039
19,285,000	OCP S.A., 5.625%, 4/25/2024, 144A	19,671,471
5,000,000	Ooredoo International Finance Ltd., 3.250%, 2/21/2023, 144A	4,856,450
1,290,000	Ooredoo International Finance Ltd., 3.875%, 1/31/2028, 144A	1,227,758
2,895,000	Ooredoo International Finance Ltd., 4.750%, 2/16/2021, 144A	3,161,919
2,965,000	Ooredoo International Finance Ltd., 7.875%, 6/10/2019, 144A	3,548,008
49,230,000	Pertamina Persero PT, 5.625%, 5/20/2043, 144A(c)	38,269,728
3,720,000	Pertamina Persero PT, 6.000%, 5/03/2042, 144A	3,077,764
8,395,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	7,281,479
43,020,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	26,349,750
9,705,000	Petrobras Global Finance BV, 6.750%, 1/27/2041	6,332,513
30,650,000	Petrobras Global Finance BV, 6.850%, 6/05/2115	19,539,375
8,325,000	Petroleos Mexicanos, 3.125%, 1/23/2019	8,148,094
1,210,000	Petroleos Mexicanos, 3.500%, 7/18/2018	1,223,310
10,935,000	Petroleos Mexicanos, 3.500%, 7/23/2020, 144A	10,611,871
6,470,000	Petroleos Mexicanos, 5.500%, 1/21/2021	6,802,882
41,622,000	Rio Oil Finance Trust, Series 2014-1, 6.250%, 7/06/2024, 144A	26,638,080
53,905,000	Tennessee Valley Authority, 3.500%, 12/15/2042(c)	51,713,762
14,830,000	Tennessee Valley Authority, 4.250%, 9/15/2065	14,903,750
6,630,000	Tennessee Valley Authority, 4.875%, 1/15/2048	7,738,098
11,350,000	Tennessee Valley Authority, 5.250%, 9/15/2039	14,081,355

		377,085,425

	Healthcare — 1.6%
11,450,000	Halyard Health, Inc., 6.250%, 10/15/2022	11,679,000
1,580,000	HCA Holdings, Inc., 6.250%, 2/15/2021	1,682,700
5,690,000	HCA, Inc., 5.375%, 2/01/2025	5,633,100
2,915,000	HCA, Inc., 5.875%, 5/01/2023	3,024,313
28,295,000	HCA, Inc., 7.500%, 2/15/2022	31,973,350
575,000	HCA, Inc., 7.500%, 12/15/2023	641,125
20,490,000	Kindred Healthcare, Inc., 8.000%, 1/15/2020, 144A	21,719,400
4,451,000	Omnicare, Inc., 4.750%, 12/01/2022	4,807,080
2,124,000	Omnicare, Inc., 5.000%, 12/01/2024	2,304,540
3,200,000	PerkinElmer, Inc., 5.000%, 11/15/2021	3,443,434
10,029,000	Universal Health Services, Inc., 3.750%, 8/01/2019, 144A	10,154,362
9,410,000	Universal Health Services, Inc., 4.750%, 8/01/2022, 144A	9,598,200

		106,660,604

	Home Construction — 0.1%
8,630,000	KB Home, 4.750%, 5/15/2019	8,295,588

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Hybrid ARMs — 0.0%
$115,416	FNMA, 1.922%, 2/01/2037(b)	$120,707

	Independent Energy — 1.5%
5,060,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	4,022,700
13,973,000	Newfield Exploration Co., 5.375%, 1/01/2026	12,785,295
10,875,000	Newfield Exploration Co., 5.750%, 1/30/2022	10,548,750
14,386,000	Pan American Energy LLC/Argentine Branch, 7.875%, 5/07/2021, 144A	14,237,824
14,100,000	QEP Resources, Inc., 5.250%, 5/01/2023	11,787,600
8,765,000	QEP Resources, Inc., 5.375%, 10/01/2022	7,450,250
11,085,000	Range Resources Corp., 5.000%, 8/15/2022	9,810,225
13,340,000	SM Energy Co., 5.000%, 1/15/2024	11,288,975
16,580,000	SM Energy Co., 6.125%, 11/15/2022	15,353,080
1,125,000	SM Energy Co., 6.500%, 11/15/2021	1,068,750
4,170,000	SM Energy Co., 6.500%, 1/01/2023	3,878,100

		102,231,549

	Industrial Other — 0.6%
6,131,000	Briggs & Stratton Corp., 6.875%, 12/15/2020	6,621,480
5,987,000	CBRE Services, Inc., 5.000%, 3/15/2023	6,017,851
9,170,000	Deluxe Corp., 6.000%, 11/15/2020	9,617,038
17,370,000	Ferreycorp SAA, 4.875%, 4/26/2020, 144A	16,067,250

		38,323,619

	Integrated Energy — 0.2%
29,005,000	Pacific Exploration and Production Corp., 5.375%, 1/26/2019, 144A	10,731,850
6,165,000	Pacific Exploration and Production Corp., 7.250%, 12/12/2021, 144A	2,219,400

		12,951,250

	Leisure — 0.2%
12,095,000	Regal Entertainment Group, 5.750%, 3/15/2022	11,883,338

	Media Entertainment — 1.0%
66,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	3,297,255
31,592,000	Myriad International Holdings BV, 6.000%, 7/18/2020, 144A	33,776,903
4,284,000	Myriad International Holdings BV, 6.375%, 7/28/2017, 144A	4,524,418
18,985,000	Nielsen Finance LLC/Nielsen Finance Co., 5.000%, 4/15/2022, 144A	18,391,719
5,840,000	Viacom, Inc., 5.250%, 4/01/2044	5,098,308

		65,088,603

	Metals & Mining — 2.1%
9,173,000	Anglo American Capital PLC, 3.625%, 5/14/2020, 144A	8,003,800
22,865,000	Anglo American Capital PLC, 4.875%, 5/14/2025, 144A	18,309,926
23,235,000	ArcelorMittal, 7.500%, 3/01/2041	18,704,175
4,630,000	ArcelorMittal, 7.750%, 10/15/2039	3,773,450
5,280,000	Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc., 6.875%, 2/15/2023	4,671,480
15,430,000	Freeport-McMoRan, Inc., 2.375%, 3/15/2018	13,501,250
13,080,000	Freeport-McMoRan, Inc., 3.550%, 3/01/2022	9,810,000
11,605,000	Goldcorp, Inc., 2.125%, 3/15/2018	11,469,431
2,675,000	Samarco Mineracao S.A., 4.125%, 11/01/2022, 144A	2,126,625
5,460,000	Samarco Mineracao S.A., 5.375%, 9/26/2024, 144A	4,399,395

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Metals & Mining — continued
$11,500,000	Samarco Mineracao S.A., 5.750%, 10/24/2023, 144A	$9,746,250
38,900,000	Southern Copper Corp., 5.875%, 4/23/2045	31,580,965
4,150,000	Steel Dynamics, Inc., 5.125%, 10/01/2021	3,932,125
1,445,000	Steel Dynamics, Inc., 5.250%, 4/15/2023	1,322,175

		141,351,047

	Midstream — 2.0%
11,050,000	El Paso Pipeline Partners Operating Co. LLC, 4.300%, 5/01/2024	10,087,899
6,390,000	Energy Transfer Partners LP, 5.950%, 10/01/2043	5,647,552
23,745,000	Energy Transfer Partners LP, 6.050%, 6/01/2041	21,065,947
9,345,000	Energy Transfer Partners LP, 6.500%, 2/01/2042	8,575,355
1,635,000	Energy Transfer Partners LP, 6.625%, 10/15/2036	1,555,554
3,565,000	Kinder Morgan Finance Co. LLC, 6.000%, 1/15/2018, 144A	3,772,700
5,035,000	Kinder Morgan, Inc., 5.000%, 2/15/2021, 144A	5,144,980
19,525,000	Kinder Morgan, Inc., 5.625%, 11/15/2023, 144A	19,143,794
13,710,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	13,385,758
343,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.500%, 4/15/2023	331,852
12,031,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.875%, 3/01/2022	12,329,008
22,580,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.125%, 11/15/2019, 144A	20,265,550
1,345,000	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.500%, 10/15/2019, 144A	1,318,100
7,200,000	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.250%, 10/15/2022, 144A	7,047,000

		129,671,049

	Mortgage Related — 13.4%
3,717,855	FHLMC, 3.000%, 11/01/2042	3,774,450
48,488,820	FHLMC, 3.500%, with various maturities from 2043 to 2045(d)	50,635,296
9,004,111	FHLMC, 4.000%, with various maturities in 2045(d)	9,622,486
19,614	FHLMC, 5.500%, 12/01/2018	20,658
22,970	FHLMC, 6.000%, 6/01/2035	26,248
37,484,771	FNMA, 3.000%, with various maturities from 2043 to 2045(d)	38,032,796
124,088,937	FNMA, 3.500%, with various maturities from 2042 to 2045(d)	129,700,265
22,239,464	FNMA, 4.000%, with various maturities from 2042 to 2045(d)	23,823,072
422,412	FNMA, 6.000%, with various maturities from 2016 to 2037(d)	478,535
34,665	FNMA, 6.500%, with various maturities from 2029 to 2036(d)	40,016
56,278	FNMA, 7.000%, with various maturities in 2030(d)	64,062
45,571	FNMA, 7.500%, with various maturities from 2024 to 2032(d)	52,296
254,340,000	FNMA (TBA), 3.500%, 11/01/2045(e)	264,750,045
202,670,000	FNMA (TBA), 4.000%, 11/01/2045(e)	215,788,195
733,397	GNMA, 2.133%, 9/20/2063(b)	772,366
167,454	GNMA, 4.144%, 1/20/2063	181,602
149,422	GNMA, 4.323%, 5/20/2063	163,006
200,440	GNMA, 4.423%, 7/20/2063	219,991
1,009,576	GNMA, 4.499%, 12/20/2062	1,097,617
635,487	GNMA, 4.515%, 7/20/2063	698,007

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Mortgage Related — continued
$1,113,376	GNMA, 4.522%, 8/20/2062	$1,205,354
616,665	GNMA, 4.524%, 5/20/2063	676,926
5,386,202	GNMA, 4.527%, 1/20/2065	6,031,038
4,682,875	GNMA, 4.533%, 6/20/2064	5,222,417
1,089,545	GNMA, 4.538%, 11/20/2062	1,183,882
6,088,770	GNMA, 4.544%, 12/20/2064	6,807,281
15,350,071	GNMA, 4.546%, 11/20/2062	16,668,903
3,158,333	GNMA, 4.551%, 1/20/2065	3,534,352
20,073,007	GNMA, 4.556%, 12/20/2061(c)	21,482,192
6,765,549	GNMA, 4.575%, 10/20/2064	7,566,732
5,346,942	GNMA, 4.581%, 2/20/2065	5,981,522
4,433,037	GNMA, 4.587%, 12/20/2063	4,902,810
2,742,564	GNMA, 4.604%, 6/20/2062	2,962,410
7,229,115	GNMA, 4.608%, 2/20/2065	8,122,352
2,132,487	GNMA, 4.616%, with various maturities from 2061 to 2062(d)	2,299,590
4,102,875	GNMA, 4.619%, 3/20/2065	4,605,945
3,109,621	GNMA, 4.627%, with various maturities from 2061 to 2064(d)	3,381,805
2,378,917	GNMA 4.631%, 10/20/2062	2,578,765
7,605,911	GNMA, 4.650%, 1/20/2061	8,032,823
4,243,516	GNMA, 4.653%, 1/20/2064	4,736,697
886,793	GNMA, 4.668%, 5/20/2062	952,351
7,211,816	GNMA, 4.673%, with various maturities from 2062 to 2064(d)	8,076,427
8,752,662	GNMA, 4.676%, 4/20/2062	9,444,788
960,047	GNMA, 4.698%, 7/20/2061	1,018,102
677,172	GNMA, 4.700%, 10/20/2061	720,879
4,123,395	GNMA, 4.701%, 1/20/2064	4,641,582
614,108	GNMA, 5.500%, 4/15/2038	689,628
128,085	GNMA, 6.000%, with various maturities from 2029 to 2038(d)	146,152
91,689	GNMA, 6.500%, with various maturities from 2029 to 2032(d)	106,358
95,608	GNMA, 7.000%, with various maturities from 2025 to 2029(d)	101,852
35,230	GNMA, 7.500%, with various maturities from 2025 to 2030(d)	39,950
32,842	GNMA, 8.500%, with various maturities from 2017 to 2023(d)	33,144
321	GNMA, 9.000%, 11/15/2016	322

		883,896,340

	Non-Agency Commercial Mortgage-Backed Securities — 5.6%
3,421,441	A10 Securitization LLC, Series 2014-1, Class A1, 1.720%, 4/15/2033, 144A	3,414,447
1,670,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.784%, 4/10/2049(b)	1,732,817
1,051,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-3, Class A5, 5.377%, 6/10/2049	1,112,855
1,691,407	Barclays Commercial Mortgage Securities, Series 2015-SLP, Class A, 1.316%, 2/15/2028, 144A(b)	1,670,733
97,120	Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A2, 5.843%, 6/11/2040(b)	97,424
913,045	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.349%, 12/10/2049(b)	974,875

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Non-Agency Commercial Mortgage-Backed Securities — continued
$26,539,975	Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4, 5.989%, 12/10/2049(b)	$28,137,310
2,435,000	Commercial Mortgage Pass Through Certificates, Series 2014-KYO, Class A, 1.104%, 6/11/2027, 144A(b)	2,416,772
8,236,000	Commercial Mortgage Pass Through Certificates, Series 2014-KYO, Class D, 2.204%, 6/11/2027, 144A(b)	8,146,030
1,025,000	Commercial Mortgage Trust, Series 2010-C1, Class D, 6.188%, 7/10/2046, 144A(b)	1,123,051
12,295,000	Commercial Mortgage Trust, Series 2014-FL5, Class SV1, 2.048%, 10/15/2031, 144A(b)(g)	12,286,799
1,885,000	Commercial Mortgage Trust, Series 2014-KYO, Class B, 1.504%, 6/11/2027, 144A(b)	1,864,998
13,225,000	Commercial Mortgage Trust, Series 2014-SAVA, Class C, 2.607%, 6/15/2034, 144A(b)	13,137,451
6,010,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049(b)	6,278,316
2,428,511	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 6.147%, 9/15/2039(b)	2,567,572
14,060,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040(b)	14,813,897
5,790,000	Credit Suisse Mortgage Capital Certificates, Series 2008-C1, Class A3, 6.270%, 2/15/2041(b)	6,190,992
3,161,500	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.735%, 11/10/2046, 144A(b)	3,413,510
1,334,842	GP Portfolio Trust, Series 2014-GPP, Class A, 1.157%, 2/15/2027, 144A(b)	1,326,917
3,295,000	GP Portfolio Trust, Series 2014-GPP, Class D, 2.957%, 2/15/2027, 144A(b)	3,272,386
395,350	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 6.014%, 7/10/2038(b)	399,969
24,032,149	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	24,946,380
11,009,972	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	11,558,368
26,847,047	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.989%, 8/10/2045(b)	28,314,667
1,844,319	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4, 5.884%, 2/12/2049(b)	1,934,283
19,317,206	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3, 5.336%, 5/15/2047	19,962,265
2,275,209	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-C1, Class A4, 5.716%, 2/15/2051	2,405,141
6,492,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A4, 5.961%, 6/15/2049(b)	6,733,782
372,429	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	386,550
6,355,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class A, 1.187%, 7/15/2031, 144A(b)	6,310,858
4,110,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class B, 1.557%, 7/15/2031, 144A(b)	4,110,814

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Non-Agency Commercial Mortgage-Backed Securities — continued
$2,205,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class C, 2.307%, 7/15/2031, 144A(b)	$2,193,955
11,955,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-PHH, Class A, 1.407%, 8/15/2027, 144A(b)(c)	11,908,172
7,184,500	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.430%, 2/15/2040	7,485,890
5,957,513	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048	6,178,942
14,150,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051(b)	14,771,525
9,795,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-8, Class A3, 6.073%, 8/12/2049(b)	10,389,978
5,000,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.700%, 9/12/2049	5,290,065
90,323	Morgan Stanley Capital I, Series 2007-HQ12, Class A5, 5.902%, 4/12/2049(b)	90,178
1,756,346	Morgan Stanley Capital I, Series 2007-HQ13, Class A3, 5.569%, 12/15/2044	1,852,272
4,620,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049(b)	4,820,004
302,314	Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.821%, 6/11/2042(b)	321,641
1,043,813	Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.461%, 1/11/2043(b)	1,132,382
6,399,000	Morgan Stanley Re-REMIC Trust, Series 2010-GG10, Class A4B, 5.989%, 8/15/2045, 144A(b)	6,736,611
10,200,000	Motel 6 Trust, Series 2015-MTL6, Class B, 3.298%, 2/05/2030, 144A	10,259,272
11,435,000	Motel 6 Trust, Series 2015-MTL6, Class C, 3.644%, 2/05/2030, 144A	11,450,392
7,270,000	SCG Trust, Series 2013-SRP1, Class B, 2.707%, 11/15/2026, 144A(b)	7,268,422
865,313	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.572%, 10/15/2048	886,412
9,325,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	9,647,692
13,839,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A5, 5.500%, 4/15/2047	14,573,546
2,445,277	Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A3, 5.678%, 5/15/2046	2,581,885
9,750,000	Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class D, 5.799%, 11/15/2043, 144A(b)	10,421,268
6,087,000	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class D, 5.433%, 6/15/2044, 144A(b)	6,432,036

		367,734,769

	Oil Field Services — 1.2%
9,827,000	Ensco PLC, 4.500%, 10/01/2024	7,259,549
7,605,000	Ensco PLC, 5.750%, 10/01/2044	5,261,070
2,535,000	Nabors Industries, Inc., 4.625%, 9/15/2021	2,301,063
3,557,000	Nabors Industries, Inc., 5.000%, 9/15/2020	3,454,409
24,480,000	Nabors Industries, Inc., 5.100%, 9/15/2023	21,602,621
17,580,000	Paragon Offshore PLC, 6.750%, 7/15/2022, 144A	2,285,400
14,145,000	Paragon Offshore PLC, 7.250%, 8/15/2024, 144A	2,210,156
8,820,000	Rowan Cos., Inc., 4.750%, 1/15/2024	6,460,976
14,645,000	Rowan Cos., Inc., 4.875%, 6/01/2022	10,914,538

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Oil Field Services — continued
$1,330,000	Rowan Cos., Inc., 7.875%, 8/01/2019	$1,319,070
2,295,000	Sidewinder Drilling, Inc., 9.750%, 11/15/2019, 144A(g)(h)	940,950
7,280,000	Transocean, Inc., 4.300%, 10/15/2022	4,495,400
12,100,000	Transocean, Inc., 6.500%, 11/15/2020	9,256,500
575,000	Transocean, Inc., 6.875%, 12/15/2021	428,904

		78,190,606

	Packaging — 0.3%
5,345,000	Sealed Air Corp., 4.875%, 12/01/2022, 144A	5,284,869
5,275,000	Sealed Air Corp., 5.250%, 4/01/2023, 144A	5,288,187
7,925,000	Sealed Air Corp., 6.500%, 12/01/2020, 144A	8,677,875

		19,250,931

	Paper — 0.5%
6,005,000	Celulosa Arauco y Constitucion S.A., 4.500%, 8/01/2024	5,899,540
6,920,000	Celulosa Arauco y Constitucion S.A., 4.750%, 1/11/2022	7,029,260
8,610,000	Celulosa Arauco y Constitucion S.A., 5.000%, 1/21/2021	9,014,662
9,670,000	Rock-Tenn Co., 4.000%, 3/01/2023	9,923,141
2,060,000	Rock-Tenn Co., 4.900%, 3/01/2022	2,235,300

		34,101,903

	Pharmaceuticals — 2.0%
13,575,000	Actavis Funding SCS, 4.550%, 3/15/2035	12,489,828
2,240,000	Actavis Funding SCS, 4.750%, 3/15/2045	2,033,817
15,330,000	Actavis Funding SCS, 4.850%, 6/15/2044	13,972,176
10,290,000	Biogen, Inc., 2.900%, 9/15/2020	10,394,135
17,165,000	Celgene Corp., 5.000%, 8/15/2045	17,025,929
13,705,000	Mallinckrodt International Finance S.A./Mallinckrodt CB LLC, 4.875%, 4/15/2020, 144A	13,088,275
10,705,000	Quintiles Transnational Corp., 4.875%, 5/15/2023, 144A	10,597,950
21,185,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	21,065,835
760,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	767,600
10,755,000	Valeant Pharmaceuticals International, Inc., 5.500%, 3/01/2023, 144A	10,217,250
16,615,000	Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/2021, 144A	15,784,250
8,255,000	VRX Escrow Corp., 5.375%, 3/15/2020, 144A	7,997,031

		135,434,076

	Property & Casualty Insurance — 0.1%
3,285,000	Willis Group Holdings PLC, 5.750%, 3/15/2021	3,674,601

	Refining — 0.8%
15,900,000	Phillips 66, 5.875%, 5/01/2042	17,209,858
36,936,000	Thai Oil PCL, 4.875%, 1/23/2043, 144A	34,369,096

		51,578,954

	Retailers — 1.7%
12,212,000	Asbury Automotive Group, Inc., 6.000%, 12/15/2024	12,639,420
4,565,000	AutoNation, Inc., 3.350%, 1/15/2021	4,614,074
17,655,000	CVS Health Corp., 3.875%, 7/20/2025	18,198,915
11,120,000	CVS Health Corp., 5.125%, 7/20/2045	11,953,477

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Retailers — continued
$21,794,000	GameStop Corp., 5.500%, 10/01/2019, 144A	$22,454,358
25,896,000	Lotte Shopping Co. Ltd., 3.375%, 5/09/2017, 144A(c)	26,476,019
10,285,000	SACI Falabella, 3.750%, 4/30/2023, 144A	9,909,166
7,830,000	SACI Falabella, 4.375%, 1/27/2025, 144A	7,727,317
1,125,000	Wolverine World Wide, Inc., 6.125%, 10/15/2020	1,168,594

		115,141,340

	Sovereigns — 1.4%
3,475,000	Colombia Government International Bond, 4.000%, 2/26/2024	3,367,275
50,475,000	Colombia Government International Bond, 4.500%, 1/28/2026	49,086,937
26,820,000	Indonesia Government International Bond, 5.250%, 1/17/2042, 144A	24,021,306
14,688,000	Mexico Government International Bond, 4.000%, 3/15/2115, (EUR)	13,519,686
3,686,000	Mexico Government International Bond, Series A, MTN, 6.050%, 1/11/2040	4,036,170

		94,031,374

	Supranational — 0.1%
55,370,000	International Bank for Reconstruction & Development, 2.625%, 11/07/2016, (MXN)	3,248,818
13,630,000	International Bank for Reconstruction & Development, 4.000%, 8/16/2018, (MXN)	807,928

		4,056,746

	Technology — 3.1%
3,145,000	Dun & Bradstreet Corp. (The), 3.250%, 12/01/2017	3,193,405
4,046,000	Equifax, Inc., 7.000%, 7/01/2037	4,717,935
12,275,000	Flextronics International Ltd., 4.750%, 6/15/2025, 144A	11,891,038
31,310,000	Hewlett Packard Enterprise Co., 3.600%, 10/15/2020, 144A(e)	31,301,233
17,460,000	Hewlett Packard Enterprise Co., 6.200%, 10/15/2035, 144A(e)	17,449,873
17,530,000	Hewlett-Packard Co., 2.750%, 1/14/2019	17,805,694
3,730,000	KLA-Tencor Corp., 3.375%, 11/01/2019	3,826,353
37,440,000	Micron Technology, Inc., 5.250%, 8/01/2023, 144A	34,437,312
1,165,000	Micron Technology, Inc., 5.250%, 1/15/2024, 144A	1,068,888
11,390,000	Molex Electronic Technologies LLC, 2.878%, 4/15/2020, 144A	11,265,416
7,515,000	Molex Electronic Technologies LLC, 3.900%, 4/15/2025, 144A	7,323,323
69,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	72,224
340,000	Motorola Solutions, Inc., 7.500%, 5/15/2025	391,326
1,995,000	Tencent Holdings Ltd., 2.000%, 5/02/2017, 144A	1,993,651
3,515,000	Tencent Holdings Ltd., 2.875%, 2/11/2020, 144A	3,488,641
7,029,000	Tencent Holdings Ltd., 3.375%, 3/05/2018, 144A	7,195,763
49,305,000	Tencent Holdings Ltd., 3.375%, 5/02/2019, 144A	50,127,950

		207,550,025

	Tobacco — 0.6%
12,555,000	Reynolds American, Inc., 4.750%, 11/01/2042	12,047,025
4,365,000	Reynolds American, Inc., 6.150%, 9/15/2043	4,956,763
18,555,000	Reynolds American, Inc., 7.250%, 6/15/2037	22,956,320

		39,960,108

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Treasuries — 15.4%
25,422,933(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)(c)	$157,476,038
747,000,000	Philippine Government International Bond, 3.900%, 11/26/2022, (PHP)	15,500,969
222,000,000	Philippine Government International Bond, 4.950%, 1/15/2021, (PHP)	4,832,798
989,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	23,222,668
63,475,000	U.S. Treasury Bond, 2.500%, 2/15/2045	58,435,022
16,385,000	U.S. Treasury Bond, 3.000%, 5/15/2045	16,767,737
455,000	U.S. Treasury Bond, 3.375%, 5/15/2044	499,374
1,050,000	U.S. Treasury Bond, 3.625%, 2/15/2044	1,207,473
5,870,000	U.S. Treasury Bond, 3.750%, 11/15/2043	6,911,162
120,577,648	U.S. Treasury Inflation Indexed Bond, 0.750%, 2/15/2042(f)(i)	105,527,387
9,734,379	U.S. Treasury Inflation Indexed Bond, 0.750%, 2/15/2045(i)	8,441,663
100,669,440	U.S. Treasury Inflation Indexed Bond, 1.375%, 2/15/2044(i)	102,141,429
76,422,018	U.S. Treasury Inflation Indexed Note, 0.125%, 7/15/2024(i)	72,915,394
31,734,362	U.S. Treasury Inflation Indexed Note, 0.250%, 1/15/2025(i)	30,416,656
69,663,589	U.S. Treasury Inflation Indexed Note, 0.625%, 1/15/2024(f)(i)	69,327,044
19,880,000	U.S. Treasury Note, 0.375%, 3/15/2016	19,899,940
30,000,000	U.S. Treasury Note, 0.375%, 5/31/2016	30,024,600
71,435,000	U.S. Treasury Note, 0.500%, 11/30/2016	71,487,076
27,800,000	U.S. Treasury Note, 0.500%, 1/31/2017	27,810,870
107,000,000	U.S. Treasury Note, 0.625%, 12/31/2016(c)	107,210,362
35,000,000	U.S. Treasury Note, 0.625%, 8/31/2017	34,998,635
35,320,000	U.S. Treasury Note, 0.875%, 11/30/2016	35,498,896
17,260,000	U.S. Treasury Note, 2.125%, 5/15/2025	17,363,836

		1,017,917,029

	Wireless — 1.6%
1,475,000	American Tower Corp., 4.700%, 3/15/2022	1,550,647
20,400,000	Bharti Airtel International BV, 5.125%, 3/11/2023, 144A	21,511,392
21,725,000	Bharti Airtel Ltd., 4.375%, 6/10/2025, 144A	21,665,539
10,000,000	MTN (Mauritius) Investments Ltd., 4.755%, 11/11/2024, 144A	9,956,200
11,460,000	SK Telecom Co. Ltd., 2.125%, 5/01/2018, 144A	11,508,716
3,165,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A	4,096,776
29,560,000	SoftBank Group Corp., 4.500%, 4/15/2020, 144A	28,625,904
11,980,000	Sprint Capital Corp., 6.875%, 11/15/2028	8,595,650

		107,510,824

	Wirelines — 3.9%
19,990,000	AT&T, Inc., 4.750%, 5/15/2046	18,316,777
1,717,000	AT&T, Inc., 5.550%, 8/15/2041	1,742,339
10,880,000	CenturyLink, Inc., 5.625%, 4/01/2020	10,125,146
1,885,000	CenturyLink, Inc., Series T, 5.800%, 3/15/2022	1,611,675
7,175,000	Colombia Telecomunicaciones S.A. E.S.P., 5.375%, 9/27/2022, 144A	6,346,288
46,943,000	Embarq Corp., 7.995%, 6/01/2036	48,424,521
12,050,000	Frontier Communications Corp., 6.875%, 1/15/2025	9,519,500
9,885,000	Frontier Communications Corp., 7.125%, 1/15/2023	8,124,482
1,575,000	Frontier Communications Corp., 7.875%, 1/15/2027	1,291,500
5,820,000	Frontier Communications Corp., 8.500%, 4/15/2020	5,659,950
13,565,000	Frontier Communications Corp., 8.750%, 4/15/2022	12,080,039

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
$415,000	Frontier Communications Corp., 9.000%, 8/15/2031	$342,375
9,185,000	Level 3 Financing, Inc., 5.625%, 2/01/2023	9,024,262
5,160,000	Oi S.A., 5.750%, 2/10/2022, 144A	2,399,400
1,975,000	Qwest Corp., 6.750%, 12/01/2021	2,089,797
5,000,000	Telefonica Celular del Paraguay S.A., 6.750%, 12/13/2022, 144A	4,825,000
4,029,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	4,439,998
21,226,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	23,717,126
12,004,000	Telemar Norte Leste S.A., 5.500%, 10/23/2020, 144A	6,437,145
10,803,000	Verizon Communications, Inc., 2.625%, 2/21/2020	10,835,052
26,115,000	Verizon Communications, Inc., 4.400%, 11/01/2034(c)	24,298,911
25,610,000	Verizon Communications, Inc., 5.050%, 3/15/2034	25,550,841
27,760,000	Windstream Services LLC, 7.500%, 4/01/2023	20,542,400

		257,744,524

	Total Bonds and Notes (Identified Cost $6,802,671,007)	6,425,175,237

Senior Loans — 1.2%
	Automotive — 0.0%
275,215	KAR Auction Services, Inc., Term Loan B2, 3.500%, 3/11/2021(b)	274,642
1,487,781	Visteon Corp., Delayed Draw Term Loan B, 3.500%, 4/09/2021(b)	1,477,560

		1,752,202

	Cable Satellite — 0.1%
3,594,268	Charter Communications Operating LLC, Term Loan E, 3.000%, 7/01/2020(b)	3,547,111

	Diversified Manufacturing — 0.0%
2,972,646	Ameriforge Group, Inc., 1st Lien Term Loan, 5.000%, 12/19/2019(b)	2,028,831

	Electric — 0.1%
5,360,032	NRG Energy, Inc., Refi Term Loan B, 2.750%, 7/02/2018(b)	5,235,411

	Food & Beverage — 0.1%
11,623,000	Aramark Services, Inc., USD Term Loan F, 3.250%, 2/24/2021(b)	11,572,207

	Industrial Other — 0.1%
4,470,456	Allison Transmission, Inc., New Term Loan B3, 3.500%, 8/23/2019(b)	4,464,376

	Lodging — 0.2%
11,894,105	Four Seasons Holdings, Inc., New 1st Lien Term Loan, 3.500%, 6/27/2020(b)	11,801,212

	Midstream — 0.2%
6,263,000	Energy Transfer Equity LP, New Term Loan, 3.250%, 12/02/2019(b)	6,032,584
7,146,463	Energy Transfer Equity LP, 2015 Term Loan, 4.000%, 12/02/2019(b)	7,021,400

		13,053,984

	Pharmaceuticals — 0.1%
5,266,200	Valeant Pharmaceuticals International, Term Loan B F1, 4.000%, 4/01/2022(b)	5,206,323

	Retailers — 0.1%
11,389,614	Staples, Inc., Term Loan B, 4/07/2021(j)	11,322,757

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Wirelines — 0.2%
$11,729,000	Level 3 Financing, Inc., 2015 Term Loan B2, 3.500%, 5/31/2022(b)	$11,621,445

	Total Senior Loans (Identified Cost $83,109,328)	81,605,859

Shares
Preferred Stocks — 0.3%
	Banking — 0.0%
28,431	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	737,216
266	Ally Financial, Inc., Series G, 7.000%, 144A	266,839

		1,004,055

	Cable Satellite — 0.3%
18,192,000	NBCUniversal Enterprise, Inc., 5.250%, 144A(c)	19,215,300

	Finance Companies — 0.0%
5,510	SLM Corp., Series A, 6.970%	243,542

	Total Preferred Stocks (Identified Cost $19,854,851)	20,462,897

Principal Amount (‡)
Short-Term Investments — 7.3%
$152,743	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2015 at 0.000% to be repurchased at $152,743 on 10/01/2015 collateralized by $153,100 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $155,885 including accrued interest (Note 2 of Notes to Financial Statements)	152,743
473,669,019	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2015 at 0.010% to be repurchased at $473,669,151 on 10/01/2015 collateralized by $58,670,000 Federal Home Loan Mortgage Corp., 2.375% due 1/13/2022 valued at $60,758,065; $426,360,000 U.S. Treasury Note, 1.500% due 1/31/2022 valued at $422,096,400; $295,000 U.S. Treasury Note, 0.625% due 9/30/2017 valued at $294,631 including accrued interest (Note 2 of Notes to Financial Statements)	473,669,019
8,940,000	U.S. Treasury Bills, 0.228%, 2/04/2016(k)	8,939,410

	Total Short-Term Investments (Identified Cost $482,754,697)	482,761,172

	Total Investments — 106.0% (Identified Cost $7,388,389,883)(a)	7,010,005,165
	Other assets less liabilities — (6.0)%	(396,488,402)

	Net Assets — 100.0%	$6,613,516,763

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund – (continued)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
At September 30, 2015, the net unrealized depreciation on investments based on a cost of $7,409,615,674 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$22,733,335
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(422,343,844)

	Net unrealized depreciation	$(399,610,509)

(b)	Variable rate security. Rate as of September 30, 2015 is disclosed.
(c)	All of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts or TBA transactions.
(d)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(e)	When-issued/delayed delivery. See Note 2 of Notes to Financial Statements.
(f)	A portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts or TBA transactions.
(g)	Illiquid security. At September 30, 2015, the value of these securities amounted to $13,227,749 or 0.2% of net assets. Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures. See Note 2 of Notes to Financial Statements.
(h)	Fair valued by the Fund’s adviser. At September 30, 2015, the value of this security amounted to $940,950 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(i)	Treasury Inflation Protected Security (TIPS).
(j)	Position is unsettled. Contract rate was not determined at September 30, 2015 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(k)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the value of Rule 144A holdings amounted to $1,804,716,300 or 27.3% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
REMIC	Real Estate Mortgage Investment Conduit
TBA	To Be Announced

EUR	Euro
MXN	Mexican Peso
PHP	Philippine Peso
USD	U.S. Dollar

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund – (continued)

At September 30, 2015, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell	10/14/2015	Euro	12,644,000	$14,130,871	$(3,135)

1 Counterparty is Bank of America, N.A.

Industry Summary at September 30, 2015

Treasuries	15.4%
Mortgage Related	13.4
Banking	8.8
Government Owned - No Guarantee	5.7
Non-Agency Commercial Mortgage-Backed Securities	5.6
Finance Companies	4.4
Wirelines	4.1
ABS Car Loan	3.2
Technology	3.1
Automotive	2.6
Cable Satellite	2.6
Midstream	2.2
Metals & Mining	2.1
Pharmaceuticals	2.1
Electric	2.1
Other Investments, less than 2% each	21.3
Short-Term Investments	7.3

Total Investments	106.0
Other assets less liabilities (including forward foreign currency contracts)	(6.0)

Net Assets	100.0%

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 90.5% of Net Assets
Non-Convertible Bonds — 85.3%
	ABS Home Equity — 3.1%
$300,000	American Homes 4 Rent, Series 2014-SFR1, Class E, 2.750%, 6/17/2031, 144A(b)	$288,108
228,268	Banc of America Alternative Loan Trust, Series 2003-10, Class 3A1, 5.500%, 12/25/2033	233,498
152,072	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	159,102
126,824	Banc of America Funding Corp., Series 2007-4, Class 5A1, 5.500%, 11/25/2034	128,703
176,321	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	180,701
39,343	Banc of America Mortgage Securities, Inc., Series 2005-A, Class 2A1, 2.646%, 2/25/2035(b)	38,386
82,798	Citicorp Mortgage Securities Trust, Series 2006-4, Class 1A2, 6.000%, 8/25/2036	83,613
80,603	Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A4, 2.617%, 5/25/2035(b)	78,476
453,864	Countrywide Alternative Loan Trust, Series 2004-27CB, Class A1, 6.000%, 12/25/2034	452,659
288,161	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 4A1, 0.464%, 4/25/2035(b)	250,282
149,037	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-HYB7, Class 2A, 2.665%, 11/20/2035(b)	139,323
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2013-DN2, Class M2, 4.444%, 11/25/2023(b)	249,869
53,146	GMAC Mortgage Corp. Loan Trust, Series 2003-J7, Class A7, 5.000%, 11/25/2033	53,402
335,977	GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 2A1, 2.874%, 6/19/2035(b)	325,856
244,621	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 3.165%, 7/19/2035(b)	231,754
68,674	GSR Mortgage Loan Trust, Series 2004-14, Class 3A1, 2.843%, 12/25/2034(b)	66,213
434,861	GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, 2.809%, 9/25/2035(b)	438,961
158,000	GSR Mortgage Loan Trust, Series 2006-8F, Class 4A17, 6.000%, 9/25/2036	131,399
85,121	JPMorgan Alternative Loan Trust, Series 2006-A1, Class 5A1, 4.135%, 3/25/2036(b)	69,711
324,499	Lehman Mortgage Trust, Series 2005-3, Class 1A6, 0.694%, 1/25/2036(b)	211,559
124,278	Lehman Mortgage Trust, Series 2006-1, Class 3A5, 5.500%, 2/25/2036	119,985
425,313	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 3A1, 2.751%, 3/25/2035(b)	367,039
86,685	New York Mortgage Trust, Series 2006-1, Class 2A2, 2.619%, 5/25/2036(b)	78,418
261,688	Residential Funding Mortgage Securities, Series 2006-S1, Class 1A3, 5.750%, 1/25/2036	268,842

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$515,505	WaMu Mortgage Pass Through Certificates, Series 2006-AR19, Class 2A, 1.909%, 1/25/2047(b)	$464,580
98,242	WaMu Mortgage Pass Through Certificates, Series 2007-OA3, Class 2A1A, 0.959%, 4/25/2047(b)	82,831

		5,193,270

	ABS Other — 0.5%
297,083	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.072%, 2/15/2040, 144A(b)	299,059
110,053	Sierra Receivables Funding Co. LLC, Series 2011-3A, Class C, 9.310%, 7/20/2028, 144A	116,297
450,000	Springleaf Funding Trust, Series 2014-AA, Class C, 4.450%, 12/15/2022, 144A	451,907

		867,263

	Aerospace & Defense — 2.3%
125,000	Huntington Ingalls Industries, Inc., 5.000%, 12/15/2021, 144A	127,500
355,000	KLX, Inc., 5.875%, 12/01/2022, 144A	345,347
1,500,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	1,440,000
900,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	949,500
620,000	TransDigm, Inc., 6.000%, 7/15/2022	578,150
515,000	TransDigm, Inc., 6.500%, 7/15/2024	484,023

		3,924,520

	Airlines — 0.2%
110,382	Virgin Australia Pass Through Trust, Series 2013-1B, 6.000%, 4/23/2022, 144A	113,142
167,752	Virgin Australia Pass Through Trust, Series 2013-1C, 7.125%, 10/23/2018, 144A	170,268

		283,410

	Automotive — 1.0%
170,000	General Motors Financial Co., Inc., 3.450%, 4/10/2022	163,520
620,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	604,500
310,000	Nexteer Automotive Group Ltd., 5.875%, 11/15/2021, 144A	300,700
735,000	ZF North America Capital, Inc., 4.750%, 4/29/2025, 144A	673,444

		1,742,164

	Banking — 4.2%
730,000	Ally Financial, Inc., 4.125%, 2/13/2022	703,538
1,985,000	Ally Financial, Inc., 4.625%, 3/30/2025	1,875,825
2,100,000	Banco Santander Brasil S.A., 8.000%, 3/18/2016, 144A, (BRL)	503,216
725,000	Commerzbank AG, 8.125%, 9/19/2023, 144A	840,717
470,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	463,795
900,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)(c)	644,194
65,000	Royal Bank of Scotland Group PLC, 5.250%, (EUR)(d)	71,905
740,000	Royal Bank of Scotland Group PLC, 5.500%, (EUR)(d)	822,129
1,025,000	Royal Bank of Scotland Group PLC, 6.125%, 12/15/2022(c)	1,109,263

		7,034,582

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Brokerage — 0.3%
$535,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.875%, 4/15/2022, 144A	$486,850

	Building Materials — 1.5%
890,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A	651,925
556,000	CPG Merger Sub LLC, 8.000%, 10/01/2021, 144A	553,220
50,000	Masco Corp., 6.500%, 8/15/2032	51,250
345,000	Masco Corp., 7.750%, 8/01/2029	385,537
245,000	NCI Building Systems, Inc., 8.250%, 1/15/2023, 144A	256,638
200,000	Odebrecht Finance Ltd., 4.375%, 4/25/2025, 144A	115,000
555,000	Vulcan Materials Co., 4.500%, 4/01/2025	543,900

		2,557,470

	Cable Satellite — 5.3%
795,000	Altice Financing S.A., 6.625%, 2/15/2023, 144A	764,691
475,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 2/15/2023	438,188
625,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2023, 144A	576,188
430,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.250%, 9/30/2022	403,125
15,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	14,325
760,000	CSC Holdings LLC, 5.250%, 6/01/2024	599,450
75,000	CSC Holdings LLC, 6.750%, 11/15/2021	67,125
895,000	DISH DBS Corp., 5.125%, 5/01/2020	839,062
1,620,000	DISH DBS Corp., 5.875%, 11/15/2024	1,375,987
220,000	Neptune Finco Corp., 10.125%, 1/15/2023, 144A(e)	222,475
200,000	Neptune Finco Corp., 10.875%, 10/15/2025, 144A(e)	202,250
155,000	Numericable-SFR, 5.375%, 5/15/2022, 144A, (EUR)	173,564
1,485,000	Unitymedia GmbH, 6.125%, 1/15/2025, 144A	1,466,437
515,000	Unitymedia Hessen GmbH & Co.KG/Unitymedia NRW GmbH, 5.000%, 1/15/2025, 144A	484,100
265,000	Virgin Media Finance PLC, 6.000%, 10/15/2024, 144A	255,063
485,000	Virgin Media Finance PLC, 6.375%, 4/15/2023, 144A	482,575
375,000	Virgin Media Secured Finance PLC, 5.500%, 1/15/2025, 144A	363,750
130,000	Wave Holdco LLC/Wave Holdco Corp., PIK, 8.250%, 7/15/2019, 144A(f)	126,750

		8,855,105

	Chemicals — 1.4%
1,510,000	Hercules, Inc., 6.500%, 6/30/2029	1,392,975
1,125,000	TPC Group, Inc., 8.750%, 12/15/2020, 144A	961,875

		2,354,850

	Construction Machinery — 0.5%
800,000	United Rentals North America, Inc., 5.750%, 11/15/2024	766,000

	Consumer Cyclical Services — 1.2%
515,000	IHS, Inc., 5.000%, 11/01/2022	495,044
455,000	Interval Acquisition Corp., 5.625%, 4/15/2023, 144A	448,175
1,095,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	1,100,475

		2,043,694

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Electric — 1.9%
$520,000	AES Corp. (The), 5.500%, 4/15/2025	$460,200
525,000	Dynegy, Inc., 7.375%, 11/01/2022	529,594
1,502,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A(c)	1,723,124
11,288	Red Oak Power LLC, Series A, 8.540%, 11/30/2019	11,965
175,000	Talen Energy Supply LLC, 6.500%, 6/01/2025, 144A	150,500
255,000	TerraForm Power Operating LLC, 5.875%, 2/01/2023, 144A	225,038
190,000	TerraForm Power Operating LLC, 6.125%, 6/15/2025, 144A	164,350

		3,264,771

	Environmental — 0.2%
335,000	GFL Environmental, Inc., 7.875%, 4/01/2020, 144A	342,956

	Finance Companies — 6.3%
740,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.500%, 5/15/2021	739,075
685,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 5.000%, 10/01/2021	698,700
515,000	Aircastle Ltd., 5.500%, 2/15/2022	520,150
910,000	CIT Group, Inc., 3.875%, 2/19/2019	904,881
65,000	CIT Group, Inc., 5.000%, 8/15/2022	64,919
545,000	CIT Group, Inc., 5.000%, 8/01/2023	541,594
600,000	iStar, Inc., 4.000%, 11/01/2017	577,500
505,000	iStar, Inc., 5.000%, 7/01/2019	479,750
1,015,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	949,025
585,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	587,925
870,000	Navient Corp., 5.000%, 10/26/2020	729,321
200,000	Navient Corp., 5.875%, 3/25/2021	168,250
435,000	Oxford Finance LLC/Oxford Finance Co-Issuer, Inc., 7.250%, 1/15/2018, 144A	442,612
540,000	Provident Funding Associates LP/PFG Finance Corp., 6.750%, 6/15/2021, 144A	511,650
1,000,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	938,750
445,000	Springleaf Finance Corp., 5.250%, 12/15/2019	434,988
1,110,000	Springleaf Finance Corp., 7.750%, 10/01/2021	1,184,925

		10,474,015

	Financial Other — 1.0%
695,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.875%, 3/15/2019(c)	696,043
180,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875%, 2/01/2022	181,125
804,000	Rialto Holdings LLC/Rialto Corp., 7.000%, 12/01/2018, 144A	816,060

		1,693,228

	Food & Beverage — 0.6%
1,800,000	BRF S.A., 7.750%, 5/22/2018, 144A, (BRL)	370,034
600,000	Cosan Luxembourg S.A., 9.500%, 3/14/2018, 144A, (BRL)	118,320
480,000	WhiteWave Foods Co. (The), 5.375%, 10/01/2022	498,000

		986,354

	Gaming — 1.7%
100,000	GLP Capital LP/GLP Financing II, Inc., 4.375%, 11/01/2018	100,750
740,000	GLP Capital LP/GLP Financing II, Inc., 4.875%, 11/01/2020(c)	749,250

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Gaming — continued
$725,000	MGM Resorts International, 6.000%, 3/15/2023	$704,156
1,205,000	MGM Resorts International, 6.750%, 10/01/2020	1,244,163

		2,798,319

	Government Owned – No Guarantee — 1.3%
335,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	205,188
530,000	Petrobras Global Finance BV, 6.250%, 3/17/2024	385,734
545,000	Petrobras Global Finance BV, 6.750%, 1/27/2041	355,612
575,000	Petrobras Global Finance BV, 6.875%, 1/20/2040	373,750
145,000	Petrobras Global Finance BV, 7.250%, 3/17/2044	96,164
129,850(††)	Petroleos Mexicanos, 7.470%, 11/12/2026, (MXN)(c)	707,523

		2,123,971

	Health Insurance — 0.6%
1,025,000	WellCare Health Plans, Inc., 5.750%, 11/15/2020	1,066,000

	Healthcare — 5.1%
360,000	Amsurg Corp., 5.625%, 7/15/2022	359,550
1,330,000	CHS/Community Health Systems, Inc., 6.875%, 2/01/2022	1,358,209
560,000	ExamWorks Group, Inc., 5.625%, 4/15/2023	567,700
155,000	Fresenius Medical Care U.S. Finance II, Inc., 4.125%, 10/15/2020, 144A	154,613
145,000	Fresenius Medical Care U.S. Finance II, Inc., 4.750%, 10/15/2024, 144A	143,188
260,000	HCA, Inc., 5.375%, 2/01/2025	257,400
170,000	HCA, Inc., 7.050%, 12/01/2027	175,950
655,000	HCA, Inc., 7.500%, 12/15/2023	730,325
145,000	HCA, Inc., 7.500%, 11/06/2033	152,975
590,000	HCA, Inc., 7.690%, 6/15/2025	654,900
480,000	HCA, Inc., 8.360%, 4/15/2024	554,400
820,000	HCA, Inc., MTN, 7.580%, 9/15/2025	897,900
515,000	HCA, Inc., MTN, 7.750%, 7/15/2036	545,900
305,000	LifePoint Health, Inc., 5.500%, 12/01/2021	308,050
540,000	Tenet Healthcare Corp., 4.500%, 4/01/2021	531,900
310,000	Tenet Healthcare Corp., 5.000%, 3/01/2019	299,925
225,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	223,312
635,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	571,500

		8,487,697

	Home Construction — 2.0%
1,200,000	Corporacion GEO SAB de CV, 8.875%, 3/27/2022, 144A(g)	24,000
750,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021	528,750
2,005,000	Lennar Corp., 4.750%, 5/30/2025	1,914,775
915,000	TRI Pointe Holdings, Inc., 4.375%, 6/15/2019	896,700
200,000	Urbi Desarrollos Urbanos SAB de CV, 9.500%, 1/21/2020, 144A(g)	8,020
900,000	Urbi Desarrollos Urbanos SAB de CV, 9.750%, 2/03/2022, 144A(g)	36,090

		3,408,335

	Independent Energy — 8.2%
785,000	Antero Resources Corp., 5.125%, 12/01/2022	675,100
110,000	Antero Resources Corp., 5.375%, 11/01/2021	96,800
90,000	Baytex Energy Corp., 5.125%, 6/01/2021, 144A	71,550

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Independent Energy — continued
$1,005,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	$793,950
370,000	Bonanza Creek Energy, Inc., 5.750%, 2/01/2023	240,500
650,000	Bonanza Creek Energy, Inc., 6.750%, 4/15/2021	453,375
75,000	California Resources Corp., 5.000%, 1/15/2020	48,234
845,000	California Resources Corp., 5.500%, 9/15/2021	515,450
380,000	California Resources Corp., 6.000%, 11/15/2024	226,338
1,035,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	675,337
20,000	Chesapeake Energy Corp., 5.750%, 3/15/2023	13,044
110,000	Chesapeake Energy Corp., 6.125%, 2/15/2021	76,656
300,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	222,936
70,000	Concho Resources, Inc., 5.500%, 10/01/2022	66,675
125,000	Concho Resources, Inc., 5.500%, 4/01/2023	119,063
335,000	Continental Resources, Inc., 3.800%, 6/01/2024	271,716
215,000	Continental Resources, Inc., 4.500%, 4/15/2023	186,701
690,000	Eclipse Resources Corp., 8.875%, 7/15/2023, 144A	555,450
170,000	Halcon Resources Corp., 8.625%, 2/01/2020, 144A	141,313
115,000	Halcon Resources Corp., 8.875%, 5/15/2021	34,500
490,000	Halcon Resources Corp., 9.750%, 7/15/2020	166,600
220,000	Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.750%, 4/01/2022	174,764
145,000	Matador Resources Co., 6.875%, 4/15/2023, 144A	139,200
410,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	320,825
180,000	MEG Energy Corp., 6.500%, 3/15/2021, 144A	147,600
570,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	453,150
1,295,000	Noble Energy, Inc., 5.875%, 6/01/2022	1,292,558
625,000	Oasis Petroleum, Inc., 6.875%, 3/15/2022	495,187
485,000	Oasis Petroleum, Inc., 7.250%, 2/01/2019	428,012
400,000	QEP Resources, Inc., 5.250%, 5/01/2023	334,400
520,000	QEP Resources, Inc., 5.375%, 10/01/2022	442,000
1,000,000	Rex Energy Corp., 6.250%, 8/01/2022	400,000
150,000	Rex Energy Corp., 8.875%, 12/01/2020	78,000
1,025,000	Rice Energy, Inc., 6.250%, 5/01/2022	914,177
340,000	RSP Permian, Inc., 6.625%, 10/01/2022	326,400
105,000	RSP Permian, Inc., 6.625%, 10/01/2022, 144A	100,800
330,000	Sanchez Energy Corp., 6.125%, 1/15/2023	221,100
70,000	Sanchez Energy Corp., 7.750%, 6/15/2021	51,800
920,000	SM Energy Co., 5.000%, 1/15/2024	778,550
35,000	SM Energy Co., 6.125%, 11/15/2022	32,410
395,000	Southwestern Energy Co., 4.950%, 1/23/2025	353,028
115,000	Ultra Petroleum Corp., 5.750%, 12/15/2018, 144A	82,800
55,000	Whiting Petroleum Corp., 5.000%, 3/15/2019	47,850
455,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	393,802

		13,659,701

	Industrial Other — 0.4%
265,000	AECOM, 5.750%, 10/15/2022, 144A	266,492
330,000	Transfield Services Ltd., 8.375%, 5/15/2020, 144A	339,487

		605,979

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Integrated Energy — 0.3%
$100,000	Pacific Exploration and Production Corp., 5.125%, 3/28/2023, 144A	$34,500
800,000	Pacific Exploration and Production Corp., 5.375%, 1/26/2019, 144A	296,000
580,000	Pacific Exploration and Production Corp., 5.625%, 1/19/2025, 144A	202,826

		533,326

	Life Insurance — 0.2%
340,000	CNO Financial Group, Inc., 5.250%, 5/30/2025	345,100

	Media Entertainment — 1.2%
470,000	Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/2020	471,175
1,000,000	Clear Channel Worldwide Holdings, Inc., Series B, 6.500%, 11/15/2022	1,003,750
481,000	DreamWorks Animation SKG, Inc., 6.875%, 8/15/2020, 144A	466,570

		1,941,495

	Metals & Mining — 2.3%
1,395,000	ArcelorMittal, 7.500%, 3/01/2041	1,122,975
795,000	CONSOL Energy, Inc., 5.875%, 4/15/2022	534,637
180,000	Constellium NV, 4.625%, 5/15/2021, 144A, (EUR)	168,951
460,000	Emeco Pty Ltd., 9.875%, 3/15/2019, 144A	241,500
460,000	Essar Steel Algoma, Inc., 9.500%, 11/15/2019, 144A	253,000
175,000	First Quantum Minerals Ltd., 7.000%, 2/15/2021, 144A	113,313
270,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	167,400
1,375,000	Freeport-McMoRan, Inc., 4.550%, 11/14/2024(c)	1,024,375
245,000	Xstrata Finance Canada Ltd., 5.550%, 10/25/2042, 144A	180,075

		3,806,226

	Midstream — 4.9%
200,000	Gibson Energy, Inc., 6.750%, 7/15/2021, 144A	192,250
270,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.875%, 12/01/2024	247,050
365,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.875%, 10/15/2021	343,100
405,000	NGL Energy Partners LP/NGL Energy Finance Corp., 5.125%, 7/15/2019	368,550
445,000	Regency Energy Partners LP/Regency Energy Finance Corp., 4.500%, 11/01/2023	411,382
295,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.875%, 3/01/2022	302,307
385,000	Rose Rock Midstream LP/Rose Rock Finance Corp., 5.625%, 7/15/2022	338,800
985,000	Sabine Pass Liquefaction LLC, 5.625%, 2/01/2021	913,587
480,000	Sabine Pass Liquefaction LLC, 5.625%, 3/01/2025, 144A	423,000
425,000	Sabine Pass Liquefaction LLC, 6.250%, 3/15/2022	395,250
935,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.500%, 8/15/2022	804,100
1,863,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.125%, 11/15/2019, 144A	1,672,042
95,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.250%, 11/15/2023	79,088
640,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.250%, 5/01/2023	568,000
300,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.375%, 8/01/2022	286,875

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Midstream — continued
$15,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.875%, 2/01/2021	$14,513
355,000	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.500%, 10/15/2019, 144A	347,900
360,000	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.250%, 10/15/2022, 144A	352,350
180,000	Western Refining Logistics LP/WNRL Finance Corp., 7.500%, 2/15/2023	178,650

		8,238,794

	Non-Agency Commercial Mortgage-Backed Securities — 2.1%
935,000	BXHTL Mortgage Trust, Series 2015-DRMZ, Class M, 8.392%, 5/15/2018, 144A(b)(h)	935,000
1,690,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.989%, 8/10/2045(b)	1,695,719
805,000	Hilton USA Trust, Series 2013-HLT, Class EFX, 4.602%, 11/05/2030, 144A(b)	812,799
125,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AM, 5.464%, 1/15/2049(b)	128,489

		3,572,007

	Oil Field Services — 0.3%
45,000	Diamond Offshore Drilling, Inc., 4.875%, 11/01/2043	29,427
285,000	Hercules Offshore, Inc., 8.750%, 7/15/2021, 144A(g)	59,850
435,000	Paragon Offshore PLC, 6.750%, 7/15/2022, 144A	56,550
905,000	Paragon Offshore PLC, 7.250%, 8/15/2024, 144A	141,406
35,000	Parker Drilling Co., 6.750%, 7/15/2022	27,825
155,000	Pioneer Energy Services Corp., 6.125%, 3/15/2022	87,575
40,000	Transocean, Inc., 4.300%, 10/15/2022	24,700

		427,333

	Packaging — 0.9%
755,000	Sealed Air Corp., 6.875%, 7/15/2033, 144A	756,888
775,000	Signode Industrial Group Lux S.A./Signode Industrial Group U.S., Inc., 6.375%, 5/01/2022, 144A	732,375

		1,489,263

	Pharmaceuticals — 1.4%
1,540,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	1,531,337
530,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	539,673
335,000	VRX Escrow Corp., 5.375%, 3/15/2020, 144A	324,531

		2,395,541

	Property & Casualty Insurance — 0.4%
786,000	Hockey Merger Sub 2, Inc., 7.875%, 10/01/2021, 144A	750,630

	Retailers — 1.7%
40,000	Dillard’s, Inc., 7.000%, 12/01/2028	45,340
435,000	Dillard’s, Inc., 7.750%, 7/15/2026	509,224
205,000	Dillard’s, Inc., 7.750%, 5/15/2027	240,411
35,000	Dillard’s, Inc., 7.875%, 1/01/2023	41,639
280,000	Dollar Tree, Inc., 5.750%, 3/01/2023, 144A	290,500
1,035,000	GameStop Corp., 5.500%, 10/01/2019, 144A	1,066,361
280,000	Group 1 Automotive, Inc., 5.000%, 6/01/2022	275,800

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Retailers — continued
$255,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	$245,438
520,000	Nine West Holdings, Inc., 6.125%, 11/15/2034	182,000

		2,896,713

	Supermarkets — 0.6%
935,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	804,100
140,000	SUPERVALU, Inc., 7.750%, 11/15/2022	140,000

		944,100

	Supranational — 3.2%
30,700,000	European Bank for Reconstruction & Development, GMTN, 6.000%, 3/03/2016, (INR)	464,237
5,420,000,000	International Bank for Reconstruction & Development, 4.500%, 8/03/2017, (COP)	1,750,026
458,000,000	International Bank for Reconstruction & Development, EMTN, 4.250%, 2/05/2016, (CLP)(c)	658,177
21,150,000	International Bank for Reconstruction & Development, Series GDIF, 5.000%, 5/24/2017, (INR)	313,487
100,890,000	International Finance Corp., 7.800%, 6/03/2019, (INR)(c)	1,587,478
2,175,000	International Finance Corp., GMTN, 10.500%, 4/17/2018, (BRL)	525,028

		5,298,433

	Technology — 4.6%
1,545,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	1,529,550
1,930,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	1,930,000
550,000	Blackboard, Inc., 7.750%, 11/15/2019, 144A	462,000
60,000	CommScope Technologies Finance LLC, 6.000%, 6/15/2025, 144A	57,563
75,000	CommScope, Inc., 4.375%, 6/15/2020, 144A	74,437
330,000	CommScope, Inc., 5.000%, 6/15/2021, 144A	322,575
430,000	Equinix, Inc., 4.875%, 4/01/2020	437,525
480,000	Equinix, Inc., 5.375%, 1/01/2022	477,600
260,000	First Data Corp., 10.625%, 6/15/2021	285,025
510,000	Micron Technology, Inc., 5.250%, 1/15/2024, 144A	467,925
515,000	Micron Technology, Inc., 5.625%, 1/15/2026, 144A	463,500
215,000	MSCI, Inc., 5.250%, 11/15/2024, 144A	217,150
515,000	Open Text Corp., 5.625%, 1/15/2023, 144A	510,816
405,000	Sabre GLBL, Inc., 5.375%, 4/15/2023, 144A	398,925

		7,634,591

	Transportation Services — 0.4%
275,000	APL Ltd., 8.000%, 1/15/2024(h)	214,500
550,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.125%, 6/01/2022, 144A	530,750

		745,250

	Treasuries — 6.0%
55,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2035, (EUR)(j)	36,025
55,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2036, (EUR)(j)	35,632

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Treasuries — continued
20,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2041, (EUR)(j)	$12,748
165,000(††)	Mexican Fixed Rate Bonds, Series M, 4.750%, 6/14/2018, (MXN)(c)	979,653
131,500(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)(c)	814,544
116,500(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)(c)	776,597
151,030(††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)(c)	1,138,072
74,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	1,737,591
1,050,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	197,314
2,250,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)(c)	459,705
3,785,000	U.S. Treasury Note, 0.875%, 5/15/2017(c)	3,804,171

		9,992,052

	Wireless — 2.2%
100,000	Altice Luxembourg S.A., 7.250%, 5/15/2022, 144A, (EUR)	105,315
355,000	Altice Luxembourg S.A., 7.625%, 2/15/2025, 144A	313,509
785,000	Altice Luxembourg S.A., 7.750%, 5/15/2022, 144A	714,350
6,000,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	338,210
6,100,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	347,727
786,000	Sprint Capital Corp., 6.875%, 11/15/2028	563,955
370,000	T-Mobile USA, Inc., 6.125%, 1/15/2022	357,050
515,000	T-Mobile USA, Inc., 6.731%, 4/28/2022	513,713
180,000	Wind Acquisition Finance S.A., 3.981%, 7/15/2020, 144A, (EUR)(b)	199,724
200,000	Wind Acquisition Finance S.A., 4.750%, 7/15/2020, 144A	198,000

		3,651,553

	Wirelines — 1.8%
705,000	CenturyLink, Inc., 7.650%, 3/15/2042	539,325
130,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	121,550
60,000,000	Empresa de Telecomunicaniones de Bogota, 7.000%, 1/17/2023, 144A, (COP)	16,904
405,000	Frontier Communications Corp., 9.000%, 8/15/2031	334,125
340,000	Frontier Communications Corp., 10.500%, 9/15/2022, 144A	331,500
705,000	Level 3 Communications, Inc., 5.750%, 12/01/2022	691,781
345,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	330,338
35,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	36,925
85,000	Telecom Italia Capital S.A., 7.721%, 6/04/2038	92,225
450,000	Telecom Italia SpA, 5.303%, 5/30/2024, 144A	439,875

		2,934,548

	Total Non-Convertible Bonds (Identified Cost $156,914,568)	142,617,459

Convertible Bonds — 5.2%
	Building Materials — 0.7%
575,000	Lennar Corp., 3.250%, 11/15/2021, 144A	1,182,703

	Consumer Cyclical Services — 0.6%
875,000	Jarden Corp., 1.125%, 3/15/2034	1,000,781
115,000	Macquarie Infrastructure Corp., 2.875%, 7/15/2019	130,525

		1,131,306

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Consumer Products — 0.4%
$845,000	Iconix Brand Group, Inc., 1.500%, 3/15/2018	$671,775

	Energy — 0.4%
945,000	Hornbeck Offshore Services, Inc., 1.500%, 9/01/2019	701,072

	Leisure — 0.5%
1,035,000	Rovi Corp., 0.500%, 3/01/2020, 144A	798,244

	Metals & Mining — 0.1%
95,000	RTI International Metals, Inc., 1.625%, 10/15/2019	99,869

	Midstream — 1.0%
420,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	361,200
1,570,000	Whiting Petroleum Corp., 1.250%, 4/01/2020, 144A	1,278,569

		1,639,769

	Pharmaceuticals — 0.7%
58,000	BioMarin Pharmaceutical, Inc., 0.750%, 10/15/2018	74,929
644,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	865,375
211,000	Emergent Biosolutions, Inc., 2.875%, 1/15/2021	239,617

		1,179,921

	REITs – Diversified — 0.1%
105,000	RWT Holdings, Inc., 5.625%, 11/15/2019, 144A	98,437

	REITs – Mortgage — 0.0%
30,000	Redwood Trust, Inc., 4.625%, 4/15/2018	28,781

	Technology — 0.7%
306,000	Brocade Communications Systems, Inc., 1.375%, 1/01/2020, 144A	299,689
140,000	MercadoLibre, Inc., 2.250%, 7/01/2019	136,938
340,000	Micron Technology, Inc., Series G, 3.000%, 11/15/2043	285,812
108,000	Nuance Communications, Inc., 1.500%, 11/01/2035	111,173
386,000	SunEdison, Inc., 2.625%, 6/01/2023, 144A	194,447
370,000	SunEdison, Inc., 3.375%, 6/01/2025, 144A	188,006

		1,216,065

	Total Convertible Bonds (Identified Cost $10,257,809)	8,747,942

	Total Bonds and Notes (Identified Cost $167,172,377)	151,365,401

Senior Loans — 1.9%
	Consumer Cyclical Services — 0.3%
493,569	SourceHov LLC, 2014 1st Lien Term Loan, 7.750%, 10/31/2019(b)	444,829

	Media Entertainment — 0.0%
88,743	SuperMedia, Inc., Exit Term Loan, 11.600%, 12/30/2016(b)	47,478

	Other Utility — 0.2%
242,335	PowerTeam Services LLC, 1st Lien Term Loan, 4.250%, 5/06/2020(b)	239,104
95,000	PowerTeam Services LLC, 2nd Lien Term Loan, 8.250%, 11/06/2020(b)	90,250

		329,354

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Supermarkets — 0.5%
$545,972	Albertson’s LLC, Term Loan B4, 5.500%, 8/25/2021(b)	$545,634
281,160	New Albertson’s, Inc., Term Loan, 4.750%, 6/27/2021(b)	280,597

		826,231

	Transportation Services — 0.1%
98,750	OSG Bulk Ships, Inc., Exit Term Loan, 5.250%, 8/05/2019(b)	97,639

	Wirelines — 0.8%
1,218,750	Fairpoint Communications, Inc., Refi Term Loan, 7.500%, 2/14/2019(b)	1,221,541
159,324	Integra Telecom, Inc., 2nd Lien Term Loan, 9.750%, 2/21/2020(b)	158,196

		1,379,737

	Total Senior Loans (Identified Cost $3,198,177)	3,125,268

Shares
Preferred Stocks — 3.6%
Convertible Preferred Stocks — 2.5%
	Consumer Non-Cyclical Services — 0.5%
18,265	Tyson Foods, Inc., 4.750%	936,264

	Electric — 0.4%
5,356	Dominion Resources, Inc., Series B, 6.000%	299,829
7,126	Dominion Resources, Inc., Series A, 6.125%	394,139
1,424	Dominion Resources, Inc., 6.375%	70,644

		764,612

	Metals & Mining — 0.7%
34,097	Alcoa, Inc., Series 1, 5.375%	1,138,840

	Midstream — 0.3%
988	Chesapeake Energy Corp., 5.750%	393,965
20	Chesapeake Energy Corp., 5.750%, 144A	7,975
137	Chesapeake Energy Corp., 5.750%	54,115

		456,055

	Pharmaceuticals — 0.5%
860	Allergan PLC, Series A, 5.500%	811,376

	REITs – Mortgage — 0.1%
2,107	iStar, Inc., Series J, 4.500%	112,008

	Total Convertible Preferred Stocks (Identified Cost $5,000,761)	4,219,155

Non-Convertible Preferred Stocks — 1.1%
	Banking — 0.8%
32,853	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	851,878
483	Ally Financial, Inc., Series G, 7.000%, 144A	484,525

		1,336,403

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Fund – (continued)

Shares	Description	Value (†)
	Finance Companies — 0.3%
12,925	iStar, Inc., Series E, 7.875%	$306,322
7,500	iStar, Inc., Series F, 7.800%	176,325
550	iStar, Inc., Series G, 7.650%	12,953

		495,600

	Total Non-Convertible Preferred Stocks (Identified Cost $1,701,534)	1,832,003

	Total Preferred Stocks (Identified Cost $6,702,295)	6,051,158

Common Stocks — 0.7%
	Automobiles — 0.3%
14,625	General Motors Co.	439,042

	Electric Utilities — 0.1%
1,973	NextEra Energy, Inc.	192,466

	Oil, Gas & Consumable Fuels — 0.2%
14,882	Kinder Morgan, Inc.	411,934

	Trading Companies & Distributors — 0.1%
2,696	United Rentals, Inc.(i)	161,895

	Total Common Stocks (Identified Cost $1,215,367)	1,205,337

Warrants — 0.0%
10,360	FairPoint Communications, Inc., Expiration on 1/24/2018 at $48.81(h)(i)(k)	—
22,512	Kinder Morgan, Inc., Expiration on 5/25/2017 at $40.00(i)	20,711

	Total Warrants (Identified Cost $29,892)	20,711

Other Investments — 0.6%
	Aircraft ABS — 0.6%
100	ECAF I Blocker Ltd.(h)(k) (Identified Cost $1,000,000)	1,000,000

Principal Amount (‡)
Short-Term Investments — 0.9%
$46,381	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2015 at 0.000% to be repurchased at $46,381 on 10/01/2015 collateralized by $46,500 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $47,346 including accrued interest (Note 2 of Notes to Financial Statements)	46,381
1,047,489	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2015 at 0.010% to be repurchased at $1,047,489 on 10/01/2015 collateralized by $945,000 U.S. Treasury Note, 1.750% due 2/28/2022 valued at $947,363; $125,000 U.S. Treasury Note, 0.625% due 9/30/2017 valued at $124,844 including accrued interest (Note 2 of Notes to Financial Statements)	1,047,489

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — continued
$470,000	U.S. Treasury Bills, 0.160%, 1/28/2016(l)(m)	$469,982

	Total Short-Term Investments (Identified Cost $1,563,636)	1,563,852

	Total Investments — 98.2% (Identified Cost $180,881,744)(a)	164,331,727
	Other assets less liabilities — 1.8%	2,986,645

	Net Assets — 100.0%	$167,318,372

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
At September 30, 2015, the net unrealized depreciation on investments based on a cost of $180,920,943 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$5,142,031
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(21,731,247)

	Net unrealized depreciation	$(16,589,216)

(b)	Variable rate security. Rate as of September 30, 2015 is disclosed.
(c)	All of this security has been designated to cover the Fund’s obligations under open forward foreign currency and futures contracts.
(d)	Perpetual bond with no specified maturity date.
(e)	When-issued/delayed delivery. See Note 2 of Notes to Financial Statements.
(f)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities. For the period ended September 30, 2015, interest payments were made in cash.
(g)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(h)	Illiquid security. At September 30, 2015, the value of these securities amounted to $2,149,500 or 1.3% of net assets. Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures. See Note 2 of Notes to Financial Statements.
(i)	Non-income producing security.
(j)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(k)	Fair valued by the Fund’s adviser. At September 30, 2015, the value of these securities amounted to $1,000,000 or 0.6% of net assets. See Note 2 of Notes to Financial Statements.
(l)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(m)	A portion of this security has been pledged as initial margin for open futures contracts.

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Fund – (continued)

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the value of Rule 144A holdings amounted to $50,276,963 or 30.0% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
INR	Indian Rupee
MXN	Mexican Peso
PHP	Philippine Peso

At September 30, 2015, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell	10/30/2015	Euro	1,300,000	$1,453,229	$(25,491)
Buy	10/23/2015	Mexican Peso	88,300,000	5,214,376	(12,994)
Sell	10/23/2015	Mexican Peso	88,300,000	5,214,376	301,892

Total					$263,407

1 Counterparty is Bank of America, N.A.

At September 30, 2015, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	12/21/2015	69	$8,882,672	$(100,583)
30 Year U.S. Treasury Bond	12/21/2015	23	3,618,906	(60,285)

Total				$(160,868)

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Fund – (continued)

Industry Summary at September 30, 2015

Independent Energy	8.2%
Finance Companies	6.6
Midstream	6.2
Treasuries	6.0
Cable Satellite	5.3
Technology	5.3
Healthcare	5.1
Banking	5.0
Supranational	3.2
ABS Home Equity	3.1
Metals & Mining	3.1
Pharmaceuticals	2.6
Wirelines	2.6
Electric	2.3
Aerospace & Defense	2.3
Building Materials	2.2
Wireless	2.2
Consumer Cyclical Services	2.1
Non-Agency Commercial Mortgage-Backed Securities	2.1
Home Construction	2.0
Other Investments, less than 2% each	19.8
Short-Term Investments	0.9

Total Investments	98.2
Other assets less liabilities (including forward foreign currency contracts and futures contracts)	1.8

Net Assets	100.0%

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Limited Term Government and Agency Fund

Principal Amount	Description	Value (†)

Bonds and Notes — 97.2% of Net Assets
	ABS Car Loan — 1.7%
$4,150,000	CPS Auto Receivables Trust, Series 2015-C, Class A, 1.770%, 6/17/2019, 144A	$4,152,299
1,165,000	Credit Acceptance Auto Loan Trust, Series 2013-2A, Class A, 1.500%, 4/15/2021, 144A	1,165,861
2,695,000	Credit Acceptance Auto Loan Trust, Series 2014-2A, Class A, 1.880%, 3/15/2022, 144A	2,695,032
1,045,000	First Investors Auto Owner Trust, Series 2014-1A, Class A3, 1.490%, 1/15/2020, 144A	1,044,639
3,500,000	NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A, 1.920%, 10/15/2019, 144A	3,518,326
2,120,000	Tidewater Auto Receivables Trust, Series 2014-AA, Class A3, 1.400%, 7/15/2018, 144A	2,121,601

		14,697,758

	ABS Home Equity — 0.3%
2,804,253	Towd Point Mortgage Trust, Series 2015-2, Class 1AE2, 2.750%, 11/25/2060, 144A	2,810,591

	Agency Commercial Mortgage-Backed Securities — 10.6%
6,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K006, Class A2, 4.251%, 1/25/2020	6,615,162
4,305,000	FHLMC Multifamily Structured Pass Through Certificates, Series K014, Class A2, 3.871%, 4/25/2021	4,725,224
4,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K015, Class A2, 3.230%, 7/25/2021	4,263,156
6,625,000	FHLMC Multifamily Structured Pass Through Certificates, Series K017, Class A2, 2.873%, 12/25/2021	6,928,869
3,535,000	FHLMC Multifamily Structured Pass Through Certificates, Series K703, Class A2, 2.699%, 5/25/2018	3,657,067
700,000	FHLMC Multifamily Structured Pass Through Certificates, Series K704, Class A2, 2.412%, 8/25/2018	719,838
2,590,000	FHLMC Multifamily Structured Pass Through Certificates, Series K706, Class A2, 2.323%, 10/25/2018	2,660,013
7,910,000	FHLMC Multifamily Structured Pass Through Certificates, Series K708, Class A2, 2.130%, 1/25/2019	8,080,508
34,370,000	FHLMC Multifamily Structured Pass Through Certificates, Series K711, Class A2, 1.730%, 7/25/2019	34,608,769
681,060	FHLMC Multifamily Structured Pass Through Certificates, Series KF01, Class A, 0.549%, 4/25/2019(b)	679,664
2,253,042	FHLMC Multifamily Structured Pass Through Certificates, Series KF06, Class A, 0.522%, 11/25/2021(b)	2,246,891
239,108	Government National Mortgage Association, Series 2003-72, Class Z, 5.249%, 11/16/2045(b)	259,089
204,548	Government National Mortgage Association, Series 2003-88, Class Z, 4.898%, 3/16/2046(b)	220,674
13,260,000	Government National Mortgage Association, Series 2013-52, Class KX, 3.929%, 8/16/2051(b)	14,113,679

		89,778,603

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)

	Collateralized Mortgage Obligations — 15.7%
$126,334	Federal Home Loan Mortgage Corp., REMIC, Series 1500, Class FD, 1.670%, 5/15/2023(b)	$124,076
83,723	Federal Home Loan Mortgage Corp., REMIC, Series 1552, Class I, 1.470%, 8/15/2023(b)	84,622
315,988	Federal Home Loan Mortgage Corp., REMIC, Series 2131, Class ZB, 6.000%, 3/15/2029	349,536
246,422	Federal Home Loan Mortgage Corp., REMIC, Series 2646, Class FM, 0.607%, 11/15/2032(b)	247,200
1,760,575	Federal Home Loan Mortgage Corp., REMIC, Series 2874, Class BC, 5.000%, 10/15/2019	1,854,225
2,713,828	Federal Home Loan Mortgage Corp., REMIC, Series 2931, Class DE, 4.000%, 2/15/2020	2,820,493
2,651,042	Federal Home Loan Mortgage Corp., REMIC, Series 2978, Class JG, 5.500%, 5/15/2035	2,944,435
3,510,000	Federal Home Loan Mortgage Corp., REMIC, Series 3036, Class NE, 5.000%, 9/15/2035	3,932,186
1,757,854	Federal Home Loan Mortgage Corp., REMIC, Series 3057, Class PE, 5.500%, 11/15/2034	1,797,144
4,805,716	Federal Home Loan Mortgage Corp., REMIC, Series 3412, Class AY, 5.500%, 2/15/2038	5,269,669
2,443,071	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, 3.915%, 6/15/2048(b)	2,480,255
3,087,434	Federal Home Loan Mortgage Corp., REMIC, Series 3620, Class AT, 4.323%, 12/15/2036(b)	3,239,737
78,433	Federal Home Loan Mortgage Corp., REMIC, Series 3802, Class BA, 4.500%, 11/15/2028	79,438
927,995	Federal Home Loan Mortgage Corp., REMIC, Series 4212, Class FW, 2.307%, 6/15/2043(b)	937,923
1,846,623	Federal National Mortgage Association, REMIC, Series 2003-48, Class GH, 5.500%, 6/25/2033	2,095,953
95,126	Federal National Mortgage Association, REMIC, Series 1992-162, Class FB, 1.870%, 9/25/2022(b)	97,113
82,481	Federal National Mortgage Association, REMIC, Series 1994-42, Class FD, 1.620%, 4/25/2024(b)	83,652
20,876	Federal National Mortgage Association, REMIC, Series 2002-W10, Class A7, 3.767%, 8/25/2042(b)	20,837
1,397,725	Federal National Mortgage Association, REMIC, Series 2005-100, Class BQ, 5.500%, 11/25/2025	1,526,229
1,152,304	Federal National Mortgage Association, REMIC, Series 2005-33, Class QD, 5.000%, 1/25/2034	1,194,370
1,500,624	Federal National Mortgage Association, REMIC, Series 2007-73, Class A1, 0.254%, 7/25/2037(b)	1,410,697
2,928,554	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 3.659%, 8/25/2038(b)	3,148,427
5,412,360	Federal National Mortgage Association, REMIC, Series 2013-67, Class NF, 1.194%, 7/25/2043(b)	5,249,746
68,379	Federal National Mortgage Association, REMIC, Series G93-19, Class FD, 1.570%, 4/25/2023(b)	69,174

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)

	Collateralized Mortgage Obligations — continued
$12,777	FHLMC Structured Pass Through Securities, Series T-60, Class 2A1, 3.329%, 3/25/2044(b)	$13,465
8,403,981	Government National Mortgage Association, 0.492%, 7/20/2065(b)	8,379,812
1,490,853	Government National Mortgage Association, Series 2010-H20, Class AF, 0.522%, 10/20/2060(b)	1,481,288
1,331,200	Government National Mortgage Association, Series 2010-H24, Class FA, 0.542%, 10/20/2060(b)	1,326,061
1,230,246	Government National Mortgage Association, Series 2011-H06, Class FA, 0.642%, 2/20/2061(b)	1,228,740
2,569,260	Government National Mortgage Association, Series 2012-124, Class HT, 7.218%, 7/20/2032(b)	2,932,404
5,912,726	Government National Mortgage Association, Series 2012-H15, Class FA, 0.642%, 5/20/2062(b)	5,923,646
1,404,127	Government National Mortgage Association, Series 2012-H18, Class NA, 0.712%, 8/20/2062(b)	1,405,903
7,332,773	Government National Mortgage Association, Series 2012-H29, Class HF, 0.692%, 10/20/2062(b)	7,341,455
6,921,265	Government National Mortgage Association, Series 2013-H02, Class GF, 0.692%, 12/20/2062(b)	6,931,267
5,107,925	Government National Mortgage Association, Series 2013-H08, Class FA, 0.542%, 3/20/2063(b)	5,080,986
4,175,131	Government National Mortgage Association, Series 2013-H10, Class FA, 0.592%, 3/20/2063(b)	4,166,492
13,098,184	Government National Mortgage Association, Series 2013-H22, Class FT, 0.980%, 4/20/2063(b)	13,293,831
7,776,056	Government National Mortgage Association, Series 2014-H14, Class FA, 0.692%, 7/20/2064(b)	7,756,017
5,376,093	Government National Mortgage Association, Series 2014-H15, Class FA, 0.692%, 7/20/2064(b)	5,366,959
11,172,580	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	11,289,735
3,867,734	Government National Mortgage Association, Series 2015-H11, Class FA, 0.442%, 4/20/2065(b)	3,849,277
470,830	NCUA Guaranteed Notes, Series 2010-A1, Class A, 0.554%, 12/07/2020(b)	470,389
1,078,026	NCUA Guaranteed Notes, Series 2010-R1, Class 1A, 0.653%, 10/07/2020(b)	1,083,329
1,593,862	NCUA Guaranteed Notes, Series 2010-R3, Class 1A, 0.763%, 12/08/2020(b)	1,605,009
101,404	NCUA Guaranteed Notes, Series 2010-R3, Class 2A, 0.763%, 12/08/2020(b)	102,083

		132,085,285

	Hybrid ARMs — 15.5%
1,331,952	FHLMC, 2.124%, 6/01/2037(b)	1,405,983
745,868	FHLMC, 2.312%, 11/01/2038(b)	793,115
1,546,424	FHLMC, 2.368%, 4/01/2036(b)	1,638,043
967,155	FHLMC, 2.400%, 4/01/2037(b)	1,027,047
378,881	FHLMC, 2.409%, 9/01/2038(b)	403,264
4,649,040	FHLMC, 2.419%, 2/01/2036(b)	4,941,925
2,213,168	FHLMC, 2.426%, 2/01/2036(b)	2,360,825
1,159,707	FHLMC, 2.433%, 11/01/2038(b)	1,236,085

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)

	Hybrid ARMs — continued
$6,970,887	FHLMC, 2.440%, 3/01/2037(b)	$7,409,942
1,733,771	FHLMC, 2.469%, 9/01/2038(b)	1,844,221
2,735,086	FHLMC, 2.470%, 7/01/2033(b)	2,899,358
3,904,448	FHLMC, 2.470%, 9/01/2035(b)	4,149,454
2,178,905	FHLMC, 2.477%, 3/01/2036(b)	2,310,487
3,137,970	FHLMC, 2.483%, 4/01/2037(b)	3,347,922
712,493	FHLMC, 2.487%, 2/01/2035(b)	764,524
1,821,022	FHLMC, 2.522%, 3/01/2038(b)	1,941,463
778,927	FHLMC, 2.582%, 12/01/2034(b)	830,203
710,339	FHLMC, 2.805%, 3/01/2037(b)	765,292
1,317,396	FHLMC, 2.992%, 9/01/2038(b)	1,395,479
154,304	FHLMC, 4.818%, 12/01/2037(b)	162,027
263,281	FNMA, 1.922%, 2/01/2037(b)	275,351
2,594,972	FNMA, 1.936%, 7/01/2035(b)	2,716,597
4,166,156	FNMA, 2.234%, 4/01/2037(b)	4,392,328
847,956	FNMA, 2.238%, 10/01/2033(b)	898,811
4,206,875	FNMA, 2.247%, 7/01/2035(b)	4,452,948
5,773,005	FNMA, 2.265%, 9/01/2037(b)	6,167,812
2,330,097	FNMA, 2.282%, 4/01/2037(b)	2,476,326
1,426,519	FNMA, 2.310%, 1/01/2036(b)	1,521,742
770,409	FNMA, 2.332%, 9/01/2034(b)	817,436
785,838	FNMA, 2.349%, 12/01/2034(b)	837,236
3,757,429	FNMA, 2.364%, 11/01/2033(b)	3,985,916
970,881	FNMA, 2.380%, 8/01/2038(b)	1,035,034
5,666,485	FNMA, 2.386%, 4/01/2034(b)	6,016,741
1,539,441	FNMA, 2.395%, 9/01/2036(b)	1,636,939
501,723	FNMA, 2.405%, 8/01/2035(b)	532,780
1,186,907	FNMA, 2.406%, 8/01/2034(b)	1,265,109
5,345,369	FNMA, 2.426%, 3/01/2037(b)	5,695,971
3,748,056	FNMA, 2.437%, 9/01/2037(b)	3,986,526
7,559,953	FNMA, 2.438%, 10/01/2034(b)	8,037,209
1,635,810	FNMA, 2.445%, 2/01/2047(b)	1,746,882
1,799,098	FNMA, 2.450%, 6/01/2036(b)	1,918,708
2,590,727	FNMA, 2.453%, 10/01/2033(b)	2,751,307
1,759,002	FNMA, 2.453%, 4/01/2034(b)	1,866,410
910,397	FNMA, 2.454%, 2/01/2037(b)	968,882
416,166	FNMA, 2.455%, 4/01/2033(b)	441,756
3,321,880	FNMA, 2.473%, 8/01/2035(b)	3,517,206
4,846,105	FNMA, 2.530%, 6/01/2037(b)	5,202,758
1,988,197	FNMA, 2.537%, 6/01/2033(b)	2,106,773
4,812,687	FNMA, 2.550%, 7/01/2037(b)	5,123,955
1,522,741	FNMA, 2.679%, 5/01/2035(b)	1,635,228
418,979	FNMA, 2.682%, 8/01/2033(b)	446,304
569,391	FNMA, 2.698%, 8/01/2036(b)	608,504
965,069	FNMA, 2.854%, 7/01/2041(b)	1,011,346
2,468,688	FNMA, 3.223%, 6/01/2035(b)	2,642,021

		130,363,511

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)

	Mortgage Related — 19.3%
$145,835	FHLMC, 3.000%, 10/01/2026	$151,995
1,044,738	FHLMC, 4.000%, with various maturities from 2024 to 2042(c)	1,116,041
815,780	FHLMC, 4.500%, with various maturities from 2025 to 2034(c)	872,312
360,504	FHLMC, 5.500%, 10/01/2023	393,191
33,459	FHLMC, 6.000%, 11/01/2019	35,518
481,905	FHLMC, 6.500%, with various maturities from 2017 to 2034(c)	557,327
4,010	FHLMC, 7.000%, 2/01/2016	4,030
539	FHLMC, 7.500%, 6/01/2026	621
1,612	FHLMC, 10.000%, 7/01/2019	1,753
24,352	FHLMC, 11.500%, 4/01/2020	24,805
200,621	FNMA, 3.000%, 3/01/2042	203,869
2,869,735	FNMA, 5.000%, with various maturities from 2037 to 2038(c)	3,176,383
1,443,411	FNMA, 5.500%, with various maturities from 2018 to 2033(c)	1,610,274
2,292,867	FNMA, 6.000%, with various maturities from 2017 to 2022(c)	2,532,667
336,868	FNMA, 6.500%, with various maturities from 2017 to 2037(c)	382,576
19,106	FNMA, 7.000%, 12/01/2022	19,164
113,436	FNMA, 7.500%, with various maturities from 2017 to 2032(c)	131,013
561	FNMA, 8.000%, 5/01/2016	564
4,920,020	GNMA, 1.868%, 2/20/2061(b)	5,127,876
3,769,552	GNMA, 2.077%, 2/20/2063(b)	3,948,255
4,660,869	GNMA, 2.352%, 3/20/2063(b)	4,936,261
2,663,276	GNMA, 2.564%, 2/20/2063(b)	2,832,874
4,430,433	GNMA, 4.479%, 2/20/2062	4,761,931
4,612,167	GNMA, 4.521%, 12/20/2061	4,942,334
6,923,353	GNMA, 4.532%, 12/20/2062	7,547,881
18,065,706	GNMA, 4.556%, 12/20/2061	19,333,973
2,291,013	GNMA, 4.560%, 3/20/2062	2,459,991
12,388,989	GNMA, 4.583%, 11/20/2062	13,461,776
1,501,360	GNMA, 4.599%, 4/20/2063	1,643,580
4,341,803	GNMA, 4.604%, 6/20/2062	4,689,846
1,452,170	GNMA, 4.616%, 8/20/2061	1,544,588
1,842,992	GNMA, 4.639%, 3/20/2062	1,981,901
7,782,336	GNMA, 4.659%, 2/20/2062	8,376,245
9,315,158	GNMA, 4.685%, 8/20/2061	9,859,033
3,662,786	GNMA, 4.689%, 2/20/2062	3,928,979
1,891,717	GNMA, 4.698%, 7/20/2061	2,006,111
8,125,557	GNMA, 4.700%, with various maturities in 2061(c)	8,636,082
1,785,270	GNMA, 4.717%, 3/20/2061	1,888,762
1,492,773	GNMA, 4.808%, 8/20/2062	1,599,642
782,874	GNMA, 5.167%, 4/20/2061	834,156
21,222	GNMA, 6.000%, 12/15/2031	24,543
96,304	GNMA, 6.500%, 5/15/2031	113,865
100,076	GNMA, 7.000%, 10/15/2028	115,811
4,755,627	Government National Mortgage Association, Series 2015-H04, Class FL, 0.662%, 2/20/2065(b)	4,756,388
7,152,002	Government National Mortgage Association, Series 2015-H05, Class FA, 0.492%, 4/20/2061(b)	7,125,225

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)

	Mortgage Related — continued
$15,879,318	Government National Mortgage Association, Series 2015-H09, Class HA, 1.750%, 3/20/2065	$16,047,036
7,313,506	Government National Mortgage Association, Series 2015-H12, Class FL, 0.422%, 5/20/2065(b)	7,233,043

		162,972,091

	Non-Agency Commercial Mortgage-Backed Securities — 6.4%
1,199,364	A10 Securitization LLC, Series 2014-1, Class A1, 1.720%, 4/15/2033, 144A	1,196,912
1,780,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.784%, 4/10/2049(b)	1,846,955
319,287	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	335,523
3,700,000	CDGJ Commercial Mortgage Trust Pass Through Certificates, Series 2014-BXCH, 1.607%, 12/15/2027, 144A(b)	3,676,035
3,215,000	CG-CCRE Commercial Mortgage Trust, Series 2014-FL1, Class A, 1.148%, 6/15/2031, 144A(b)	3,201,295
3,040,000	Commercial Mortgage Trust, Series 2014-FL5, Class SV1, 2.048%, 10/15/2031, 144A(b)(d)	3,037,972
2,981,147	GP Portfolio Trust, Series 2014-GPP, Class A, 1.157%, 2/15/2027, 144A(b)	2,963,448
4,140,377	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	4,346,605
4,228,779	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	4,389,650
5,535,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-CBM, Class A, 1.107%, 10/15/2029, 144A(b)	5,492,065
248,913	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB15, Class A4, 5.814%, 6/12/2043(b)	252,112
2,380,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class A, 1.187%, 7/15/2031, 144A(b)	2,363,469
4,115,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-SGP, Class A, 1.894%, 7/15/2036, 144A(b)	4,115,000
1,627,874	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.430%, 2/15/2040	1,696,163
1,067,710	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048	1,107,395
375,103	Morgan Stanley Capital I, Series 2007-HQ12, Class A5, 5.902%, 4/12/2049(b)	374,503
667,774	PFP III Ltd., Series 2014-1, Class A, 1.629%, 6/14/2031, 144A(b)	667,365
3,420,000	Resource Capital Corp. Ltd., Series 2014-CRE2, Class A, 1.257%, 4/15/2032, 144A(b)	3,396,836
3,700,000	Starwood Retail Property Trust, Inc., 1.427%, 11/15/2027, 144A(b)	3,668,916
3,816,030	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.572%, 10/15/2048	3,909,076
1,402,310	Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A3, 5.678%, 5/15/2046	1,480,651

		53,517,946

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)

	Sovereigns — 0.2%
$1,955,000	U.S. Department of Housing and Urban Development, Series 4, 1.880%, 8/01/2019	$1,992,829

	Treasuries — 27.5%
8,060,000	U.S. Treasury Note, 0.625%, 6/30/2017	8,064,618
8,375,000	U.S. Treasury Note, 0.750%, 3/31/2018	8,363,007
31,080,000	U.S. Treasury Note, 0.875%, 10/15/2017	31,208,702
30,745,000	U.S. Treasury Note, 0.875%, 1/15/2018	30,827,458
12,805,000	U.S. Treasury Note, 1.000%, 12/15/2017	12,884,365
38,250,000	U.S. Treasury Note, 1.125%, 6/15/2018	38,511,477
8,120,000	U.S. Treasury Note, 1.250%, 10/31/2018	8,189,361
23,950,000	U.S. Treasury Note, 1.250%, 1/31/2020	23,924,422
4,860,000	U.S. Treasury Note, 1.500%, 5/31/2020	4,902,272
21,810,000	U.S. Treasury Note, 1.625%, 3/31/2019	22,209,843
2,385,000	U.S. Treasury Note, 1.625%, 8/31/2019	2,425,929
10,050,000	U.S. Treasury Note, 1.625%, 12/31/2019	10,200,750
17,125,000	U.S. Treasury Note, 1.625%, 7/31/2020	17,334,165
6,140,000	U.S. Treasury Note, 1.750%, 9/30/2022	6,136,801
6,265,000	U.S. Treasury Note, 2.125%, 8/31/2020	6,483,135

		231,666,305

	Total Bonds and Notes (Identified Cost $820,727,322)	819,884,919

Short-Term Investments — 2.9%
10,330,000	Federal Home Loan Bank Discount Notes, 0.050%, 11/02/2015(e)	10,329,401
14,220,457	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2015 at 0.010% to be repurchased at $14,220,461 on 10/01/2015 collateralized by $14,665,000 U.S. Treasury Note, 1.500% due 1/31/2022 valued at $14,508,450 including accrued interest (Note 2 of Notes to Financial Statements)	14,220,457

	Total Short-Term Investments (Identified Cost $24,549,998)	24,549,858

	Total Investments — 100.1% (Identified Cost $845,277,320)(a)	844,434,777
	Other assets less liabilities — (0.1)%	(580,652)

	Net Assets — 100.0%	$843,854,125

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2015, the net unrealized depreciation on investments based on a cost of $845,367,402 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$5,870,425
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(6,803,050)

	Net unrealized depreciation	$(932,625)

See accompanying notes to financial statements.

61  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Limited Term Government and Agency Fund – (continued)

(b)	Variable rate security. Rate as of September 30, 2015 is disclosed.
(c)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(d)	Illiquid security. At September 30, 2015, the value of this security amounted to $3,037,972 or 0.4% of net assets. Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures. See Note 2 of Notes to Financial Statements.
(e)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the value of Rule 144A holdings amounted to $51,287,662 or 6.1% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REMIC	Real Estate Mortgage Investment Conduit

Industry Summary at September 30, 2015

Treasuries	27.5%
Mortgage Related	19.3
Collateralized Mortgage Obligations	15.7
Hybrid ARMs	15.5
Agency Commercial Mortgage-Backed Securities	10.6
Non-Agency Commercial Mortgage-Backed Securities	6.4
Other Investments, less than 2% each	2.2
Short-Term Investments	2.9

Total Investments	100.1
Other assets less liabilities	(0.1)

Net Assets	100.0%

See accompanying notes to financial statements.

|  62

Statements of Assets and Liabilities

September 30, 2015

	Core Plus Bond Fund	High Income Fund	Limited Term Government and Agency Fund
ASSETS
Investments at cost	$7,388,389,883	$180,881,744	$845,277,320
Net unrealized depreciation	(378,384,718)	(16,550,017)	(842,543)

Investments at value	7,010,005,165	164,331,727	844,434,777
Cash	177,099	—	94,509
Receivable for Fund shares sold	10,734,646	70,968	9,636,232
Receivable for securities sold	104,101,505	2,364,913	10,322,670
Receivable for when-issued/delayed delivery securities sold (Note 2)	721,865,212	—	—
Collateral received for delayed delivery securities or forward foreign currency contracts (Notes 2 and 4)	1,948,000	278,566	—
Dividends and interest receivable	65,880,437	2,571,514	2,772,449
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	301,892	—
Tax reclaims receivable	15,030	100	—
Receivable for variation margin on futures contracts (Note 2)	—	18,328	—

TOTAL ASSETS	7,914,727,094	169,938,008	867,260,637

LIABILITIES
Payable for securities purchased	16,979,482	1,232,845	18,562,115
Payable for when-issued/delayed delivery securities purchased (Note 2)	1,248,491,798	420,000	—
Payable for Fund shares redeemed	30,456,768	238,359	3,812,999
Unrealized depreciation on forward foreign currency contracts (Note 2)	3,135	38,485	—
Due to brokers (Note 2)	1,948,000	278,566	—
Distributions payable	—	—	329,820
Management fees payable (Note 6)	1,822,532	58,386	248,384
Deferred Trustees’ fees (Note 6)	294,558	133,558	270,830
Administrative fees payable (Note 6)	245,756	6,191	29,563
Payable to distributor (Note 6d)	48,571	4,889	4,333
Other accounts payable and accrued expenses	919,731	208,357	148,468

TOTAL LIABILITIES	1,301,210,331	2,619,636	23,406,512

NET ASSETS	$6,613,516,763	$167,318,372	$843,854,125

NET ASSETS CONSIST OF:
Paid-in capital	$7,038,551,795	$183,112,242	$855,258,532
Undistributed (Distributions in excess of) net investment income	(24,672,798)	61,927	38,911
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(21,843,320)	609,037	(10,600,775)
Net unrealized depreciation on investments, futures contracts and foreign currency translations	(378,518,914)	(16,464,834)	(842,543)

NET ASSETS	$6,613,516,763	$167,318,372	$843,854,125

See accompanying notes to financial statements.

63  |

Statements of Assets and Liabilities (continued)

September 30, 2015

	Core Plus Bond Fund	High Income Fund	Limited Term Government and Agency Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$912,661,701	$37,869,625	$346,317,011

Shares of beneficial interest	73,970,101	9,493,697	29,931,223

Net asset value and redemption price per share	$12.34	$3.99	$11.57

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$12.92	$4.18	$11.93

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$89,174	$2,475	$2,643,128

Shares of beneficial interest	7,187	619	228,721

Net asset value and offering price per share	$12.41	$4.00	$11.56

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$354,284,534	$12,609,310	$63,167,138

Shares of beneficial interest	28,722,913	3,153,387	5,454,860

Net asset value and offering price per share	$12.33	$4.00	$11.58

Class N shares:
Net assets	$2,209,109,859	$—	$—

Shares of beneficial interest	177,608,361	—	—

Net asset value, offering and redemption price per share	$12.44	$—	$—

Class Y shares:
Net assets	$3,137,371,495	$116,836,962	$431,726,848

Shares of beneficial interest	252,374,522	29,355,096	37,197,009

Net asset value, offering and redemption price per share	$12.43	$3.98	$11.61

See accompanying notes to financial statements.

|  64

Statements of Operations

For the Year Ended September 30, 2015

	Core Plus Bond Fund	High Income Fund	Limited Term Government and Agency Fund
INVESTMENT INCOME
Interest	$209,831,815	$10,007,638	$15,234,240
Dividends	173,901	678,019	—
Less net foreign taxes withheld	—	(1,031)	—

	210,005,716	10,684,626	15,234,240

Expenses
Management fees (Note 6)	18,852,460	1,159,904	2,812,348
Service and distribution fees (Note 6)	6,016,587	253,780	1,448,782
Administrative fees (Note 6)	2,462,399	82,447	327,599
Trustees’ fees and expenses (Note 6)	102,201	18,127	23,504
Transfer agent fees and expenses (Note 6 and 7)	3,661,302	200,124	578,014
Audit and tax services fees	53,058	57,144	55,749
Custodian fees and expenses	266,068	51,418	41,073
Legal fees	63,453	2,208	8,522
Registration fees	1,165,592	92,511	109,138
Shareholder reporting expenses	241,067	16,457	45,821
Miscellaneous expenses	78,541	16,351	22,184

Total expenses	32,962,728	1,950,471	5,472,734
Less waiver and/or expense reimbursement (Note 6)	—	(34,189)	—

Net expenses	32,962,728	1,916,282	5,472,734

Net investment income	177,042,988	8,768,344	9,761,506

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(41,502,080)	1,051,322	4,686,019
Futures contracts	—	(207,831)	—
Foreign currency transactions	(4,124,724)	576,927	—
Net change in unrealized appreciation (depreciation) on:
Investments	(386,095,386)	(19,011,656)	(4,747,808)
Futures contracts	—	(211,910)	—
Foreign currency translations	112,686	142,815	—

Net realized and unrealized loss on investments, futures contracts and foreign currency transactions	(431,609,504)	(17,660,333)	(61,789)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(254,566,516)	$(8,891,989)	$9,699,717

See accompanying notes to financial statements.

65  |

Statements of Changes in Net Assets

	Core Plus Bond Fund		High Income Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014
FROM OPERATIONS:
Net investment income	$177,042,988	$50,461,918	$8,768,344	$8,288,158
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	(45,626,804)	24,167,793	1,420,418	4,801,655
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(385,982,700)	20,916,723	(19,080,751)	619,322

Net increase (decrease) in net assets resulting from operations	(254,566,516)	95,546,434	(8,891,989)	13,709,135

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(26,885,360)	(16,342,911)	(1,926,317)	(2,319,281)
Class B	(7,582)	(25,257)	(2,085)	(10,542)
Class C	(7,733,753)	(5,957,503)	(515,596)	(607,126)
Class N	(49,766,784)	(1,590,647)	—	—
Class Y	(87,014,555)	(31,114,909)	(6,296,139)	(5,768,684)
Net realized capital gains
Class A	(4,930,224)	(136,985)	(1,004,492)	(2,541,543)
Class B	(3,385)	(359)	(2,711)	(15,464)
Class C	(2,095,167)	(68,534)	(348,393)	(825,367)
Class N	(4,180,187)	(6,286)	—	—
Class Y	(12,020,152)	(216,547)	(3,159,866)	(5,865,247)

Total distributions	(194,637,149)	(55,459,938)	(13,255,599)	(17,953,254)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	4,746,612,794	959,743,921	6,973,865	17,157,058

Net increase (decrease) in net assets	4,297,409,129	999,830,417	(15,173,723)	12,912,939
NET ASSETS
Beginning of the year	2,316,107,634	1,316,277,217	182,492,095	169,579,156

End of the year	$6,613,516,763	$2,316,107,634	$167,318,372	$182,492,095

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(24,672,798)	$2,265,864	$61,927	$(990,073)

See accompanying notes to financial statements.

|  66

Statements of Changes in Net Assets (continued)

	Limited Term Government and Agency Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014
FROM OPERATIONS:
Net investment income	$9,761,506	$9,093,415
Net realized gain on investments	4,686,019	685,538
Net change in unrealized appreciation (depreciation) on investments	(4,747,808)	(170,093)

Net increase (decrease) in net assets resulting from operations	9,699,717	9,608,860

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(5,253,842)	(7,143,858)
Class B	(29,227)	(70,496)
Class C	(503,848)	(819,006)
Class Y	(6,898,857)	(5,695,825)

Total distributions	(12,685,774)	(13,729,185)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	141,117,260	24,611,252

Net increase (decrease) in net assets	138,131,203	20,490,927
NET ASSETS
Beginning of the year	705,722,922	685,231,995

End of the year	$843,854,125	$705,722,922

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$38,911	$(509,665)

See accompanying notes to financial statements.

67  |

Financial Highlights

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class A
	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$13.18	$12.71		$13.52	$12.71	$12.75

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.37	0.42		0.44	0.43	0.52
Net realized and unrealized gain (loss)	(0.77)	0.51		(0.51)	1.07	0.03 (b)

Total from Investment Operations	(0.40)	0.93		(0.07)	1.50	0.55

LESS DISTRIBUTIONS FROM:
Net investment income	(0.36)	(0.46)		(0.55)	(0.50)	(0.59)
Net realized capital gains	(0.08)	(0.00	)(c)	(0.19)	(0.19)	—

Total Distributions	(0.44)	(0.46)		(0.74)	(0.69)	(0.59)

Net asset value, end of the period	$12.34	$13.18		$12.71	$13.52	$12.71

Total return(d)	(3.13)%	7.43%		(0.61)%	12.18%	4.42%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$912,662	$642,784		$436,199	$479,823	$237,759
Net expenses	0.74%	0.79	%(e)	0.79%	0.82%	0.87%
Gross expenses	0.74%	0.79	%(e)	0.79%	0.82%	0.87%
Net investment income	2.87%	3.19%		3.29%	3.31%	4.07%
Portfolio turnover rate	175%	122%		107%	78%	86%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  68

Financial Highlights (continued)

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class B
	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$13.24	$12.77		$13.57	$12.75	$12.79

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.26	0.33		0.33	0.34	0.42
Net realized and unrealized gain (loss)	(0.75)	0.50		(0.50)	1.07	0.03 (b)

Total from Investment Operations	(0.49)	0.83		(0.17)	1.41	0.45

LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)	(0.36)		(0.44)	(0.40)	(0.49)
Net realized capital gains	(0.08)	(0.00	)(c)	(0.19)	(0.19)	—

Total Distributions	(0.34)	(0.36)		(0.63)	(0.59)	(0.49)

Net asset value, end of the period	$12.41	$13.24		$12.77	$13.57	$12.75

Total return(d)	(3.82)%	6.56%		(1.32)%	11.38%	3.60%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$89	$678		$1,180	$2,386	$3,092
Net expenses	1.49%	1.55	%(e)	1.54%	1.57%	1.62%
Gross expenses	1.49%	1.55	%(e)	1.54%	1.57%	1.62%
Net investment income	2.00%	2.51%		2.50%	2.61%	3.32%
Portfolio turnover rate	175%	122%		107%	78%	86%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.
(e)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

69  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class C
	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$13.18	$12.72		$13.53	$12.71	$12.76

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.27	0.32		0.34	0.33	0.42
Net realized and unrealized gain (loss)	(0.77)	0.50		(0.51)	1.08	0.02 (b)

Total from Investment Operations	(0.50)	0.82		(0.17)	1.41	0.44

LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)	(0.36)		(0.45)	(0.40)	(0.49)
Net realized capital gains	(0.08)	(0.00	)(c)	(0.19)	(0.19)	—

Total Distributions	(0.35)	(0.36)		(0.64)	(0.59)	(0.49)

Net asset value, end of the period	$12.33	$13.18		$12.72	$13.53	$12.71

Total return(d)	(3.86)%	6.54%		(1.36)%	11.46%	3.56%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$354,285	$256,307		$232,034	$275,346	$137,836
Net expenses	1.49%	1.54	%(e)	1.54%	1.57%	1.62%
Gross expenses	1.49%	1.54	%(e)	1.54%	1.57%	1.62%
Net investment income	2.11%	2.46%		2.54%	2.55%	3.32%
Portfolio turnover rate	175%	122%		107%	78%	86%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  70

Financial Highlights (continued)

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class N
	Year Ended September 30, 2015	Year Ended September 30, 2014		Period Ended September 30, 2013*
Net asset value, beginning of the period	$13.28	$12.80		$13.43

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.42	0.46		0.32
Net realized and unrealized gain (loss)	(0.78)	0.52		(0.59)

Total from Investment Operations	(0.36)	0.98		(0.27)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.40)	(0.50)		(0.36)
Net realized capital gains	(0.08)	(0.00	)(b)	—

Total Distributions	(0.48)	(0.50)		(0.36)

Net asset value, end of the period	$12.44	$13.28		$12.80

Total return	(2.82)%	7.81%		(2.02	)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,209,110	$105,514		$19,247
Net expenses	0.40%	0.46%		0.44	%(d)
Gross expenses	0.40%	0.46%		0.44	%(d)
Net investment income	3.27%	3.42%		3.81	%(d)
Portfolio turnover rate	175%	122%		107%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Periods less than one year are not annualized.
(d)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

71  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class Y
	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$13.27	$12.80		$13.61	$12.78	$12.82

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.41	0.45		0.47	0.46	0.55
Net realized and unrealized gain (loss)	(0.78)	0.51		(0.51)	1.09	0.03 (b)

Total from Investment Operations	(0.37)	0.96		(0.04)	1.55	0.58

LESS DISTRIBUTIONS FROM:
Net investment income	(0.39)	(0.49)		(0.58)	(0.53)	(0.62)
Net realized capital gains	(0.08)	(0.00	)(c)	(0.19)	(0.19)	—

Total Distributions	(0.47)	(0.49)		(0.77)	(0.72)	(0.62)

Net asset value, end of the period	$12.43	$13.27		$12.80	$13.61	$12.78

Total return	(2.89)%	7.65%		(0.35)%	12.54%	4.65%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,137,371	$1,310,824		$627,617	$634,946	$143,215
Net expenses	0.49%	0.54	%(d)	0.54%	0.58%	0.62%
Gross expenses	0.49%	0.54	%(d)	0.54%	0.58%	0.62%
Net investment income	3.14%	3.42%		3.54%	3.50%	4.31%
Portfolio turnover rate	175%	122%		107%	78%	86%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	Amount rounds to less than $0.01 per share.
(d)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  72

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class A
	Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011
Net asset value, beginning of the period	$4.49		$4.59	$4.60		$4.46		$4.91

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19		0.21	0.24		0.24		0.28
Net realized and unrealized gain (loss)	(0.39)		0.17	0.03		0.59		(0.42)

Total from Investment Operations	(0.20)		0.38	0.27		0.83		(0.14)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)		(0.22)	(0.27)		(0.30)		(0.31)
Net realized capital gains	(0.11)		(0.26)	(0.01)		(0.39)		—

Total Distributions	(0.30)		(0.48)	(0.28)		(0.69)		(0.31)

Net asset value, end of the period	$3.99		$4.49	$4.59		$4.60		$4.46

Total return(b)	(4.78	)%(c)	8.42%	6.27%		20.90	%(c)	(3.30)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$37,870		$42,630	$45,791		$95,876		$59,907
Net expenses	1.11	%(d)(e)	1.14%	1.15	%(f)	1.15	%(d)	1.15	%(g)
Gross expenses	1.13%		1.14%	1.15	%(f)	1.19%		1.15	%(g)
Net investment income	4.41%		4.57%	5.11%		5.50%		5.60%
Portfolio turnover rate	69%		59%	47%		34%		67%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2015, the expense limit decreased to 1.10%.
(f)	Includes fee/expense recovery of 0.02%.
(g)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

73  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class B
	Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011
Net asset value, beginning of the period	$4.51		$4.61	$4.61		$4.47		$4.92

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.16		0.18	0.21		0.21		0.25
Net realized and unrealized gain (loss)	(0.42)		0.16	0.03		0.58		(0.43)

Total from Investment Operations	(0.26)		0.34	0.24		0.79		(0.18)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)		(0.18)	(0.23)		(0.26)		(0.27)
Net realized capital gains	(0.11)		(0.26)	(0.01)		(0.39)		—

Total Distributions	(0.25)		(0.44)	(0.24)		(0.65)		(0.27)

Net asset value, end of the period	$4.00		$4.51	$4.61		$4.61		$4.47

Total return(b)	(6.05)%		7.51%	5.66%		19.93	%(c)	(4.04)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2		$122	$385		$560		$738
Net expenses	1.86	%(d)	1.90%	1.90	%(e)	1.90	%(f)	1.90	%(e)
Gross expenses	1.86%		1.90%	1.90	%(e)	1.94%		1.90	%(e)
Net investment income	3.59%		3.88%	4.37%		4.79%		4.90%
Portfolio turnover rate	69%		59%	47%		34%		67%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Effective July 1, 2015, the expense limit decreased to 1.85%.
(e)	Includes fee/expense recovery of 0.01%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  74

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class C
	Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011
Net asset value, beginning of the period	$4.50		$4.61	$4.61		$4.47		$4.92

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.16		0.18	0.21		0.21		0.25
Net realized and unrealized gain (loss)	(0.39)		0.16	0.04		0.59		(0.43)

Total from Investment Operations	(0.23)		0.34	0.25		0.80		(0.18)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)		(0.19)	(0.24)		(0.27)		(0.27)
Net realized capital gains	(0.11)		(0.26)	(0.01)		(0.39)		—

Total Distributions	(0.27)		(0.45)	(0.25)		(0.66)		(0.27)

Net asset value, end of the period	$4.00		$4.50	$4.61		$4.61		$4.47

Total return(b)	(5.48	)%(c)	7.60%	5.46%		19.96	%(c)	(4.02)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$12,609		$14,555	$15,233		$16,863		$15,790
Net expenses	1.86	%(d)(e)	1.89%	1.90	%(f)	1.90	%(d)	1.90	%(f)
Gross expenses	1.88%		1.89%	1.90	%(f)	1.94%		1.90	%(f)
Net investment income	3.68%		3.84%	4.36%		4.78%		4.89%
Portfolio turnover rate	69%		59%	47%		34%		67%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2015, the expense limit decreased to 1.85%.
(f)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

75  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class Y
	Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011
Net asset value, beginning of the period	$4.48		$4.59	$4.59		$4.46		$4.90

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20		0.22	0.25		0.26		0.29
Net realized and unrealized gain (loss)	(0.39)		0.16	0.04		0.57		(0.41)

Total from Investment Operations	(0.19)		0.38	0.29		0.83		(0.12)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)		(0.23)	(0.28)		(0.31)		(0.32)
Net realized capital gains	(0.11)		(0.26)	(0.01)		(0.39)		—

Total Distributions	(0.31)		(0.49)	(0.29)		(0.70)		(0.32)

Net asset value, end of the period	$3.98		$4.48	$4.59		$4.59		$4.46

Total return	(4.54	)%(b)	8.72%	6.56%		20.93	%(b)	(2.86)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$116,837		$125,185	$108,170		$110,917		$38,011
Net expenses	0.86	%(c)(d)	0.89%	0.90	%(e)	0.90	%(c)	0.90	%(e)
Gross expenses	0.88%		0.89%	0.90	%(e)	0.95%		0.90	%(e)
Net investment income	4.67%		4.83%	5.37%		5.78%		5.86%
Portfolio turnover rate	69%		59%	47%		34%		67%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2015, the expense limit decreased to 0.85%.
(e)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

|  76

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class A
	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011
Net asset value, beginning of the period	$11.61	$11.68		$12.04		$11.87		$12.02

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.14	0.16		0.13		0.18		0.17
Net realized and unrealized gain (loss)	0.01 (b)	0.01		(0.23)		0.28		0.03

Total from Investment Operations	0.15	0.17		(0.10)		0.46		0.20

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)	(0.24)		(0.26)		(0.29)		(0.26)
Net realized capital gains	—	—		(0.00	)(c)	(0.00	)(c)	(0.09)
Paid-in capital	—	—		(0.00	)(c)	—		—

Total Distributions	(0.19)	(0.24)		(0.26)		(0.29)		(0.35)

Net asset value, end of the period	$11.57	$11.61		$11.68		$12.04		$11.87

Total return(d)	1.26%	1.44%		(0.81)%		3.94	%(e)	1.71	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$346,317	$314,360		$355,212		$357,870		$293,675
Net expenses	0.77%	0.80	%(f)	0.87	%(g)	0.85	%(h)	0.85	%(h)
Gross expenses	0.77%	0.80	%(f)	0.87	%(g)	0.90%		0.92%
Net investment income	1.21%	1.35%		1.11%		1.54%		1.44%
Portfolio turnover rate	48%	24%		39%		56%		66%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Includes fee/expense recovery of less than 0.01%.
(g)	Includes corporate tax expenses of 0.03%. Without this expense the ratio of net expenses would have been 0.84%.
(h)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

77  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class B
	Year Ended September 30, 2015		Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011
Net asset value, beginning of the period	$11.60		$11.67		$12.03		$11.86		$12.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.06		0.07		0.04		0.10		0.09
Net realized and unrealized gain (loss)	(0.00	)(b)	0.01		(0.23)		0.27		0.03

Total from Investment Operations	0.06		0.08		(0.19)		0.37		0.12

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)		(0.15)		(0.17)		(0.20)		(0.17)
Net realized capital gains	—		—		(0.00	)(b)	(0.00	)(b)	(0.09)
Paid-in capital	—		—		(0.00	)(b)	—		—

Total Distributions	(0.10)		(0.15)		(0.17)		(0.20)		(0.26)

Net asset value, end of the period	$11.56		$11.60		$11.67		$12.03		$11.86

Total return(c)	0.50%		0.69%		(1.56)%		3.17	%(d)	1.04	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,643		$4,203		$5,930		$8,370		$10,976
Net expenses	1.53%		1.55	%(e)	1.62	%(f)	1.60	%(g)	1.60	%(g)
Gross expenses	1.53%		1.55	%(e)	1.62	%(f)	1.65%		1.68%
Net investment income	0.49%		0.61%		0.34%		0.81%		0.72%
Portfolio turnover rate	48%		24%		39%		56%		66%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	Includes corporate tax expenses of 0.03%. Without this expense the ratio of net expenses would have been 1.59%.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  78

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class C
	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011
Net asset value, beginning of the period	$11.62	$11.69		$12.05		$11.88		$12.03

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05	0.07		0.04		0.10		0.08
Net realized and unrealized gain (loss)	0.01 (b)	0.01		(0.23)		0.27		0.03

Total from Investment Operations	0.06	0.08		(0.19)		0.37		0.11

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)	(0.15)		(0.17)		(0.20)		(0.17)
Net realized capital gains	—	—		(0.00	)(c)	(0.00	)(c)	(0.09)
Paid-in capital	—	—		(0.00	)(c)	—		—

Total Distributions	(0.10)	(0.15)		(0.17)		(0.20)		(0.26)

Net asset value, end of the period	$11.58	$11.62		$11.69		$12.05		$11.88

Total return(d)	0.51%	0.69%		(1.55)%		3.17	%(e)	0.96	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$63,167	$56,936		$71,963		$75,522		$68,776
Net expenses	1.53%	1.55	%(f)	1.62	%(g)	1.60	%(h)	1.60	%(h)
Gross expenses	1.53%	1.55	%(f)	1.62	%(g)	1.65%		1.67%
Net investment income	0.47%	0.61%		0.36%		0.80%		0.68%
Portfolio turnover rate	48%	24%		39%		56%		66%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Includes fee/expense recovery of less than 0.01%.
(g)	Includes corporate tax expenses of 0.03%. Without this expense the ratio of net expenses would have been 1.59%.
(h)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

79  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class Y
	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011
Net asset value, beginning of the period	$11.65	$11.72		$12.08		$11.91		$12.05

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17	0.18		0.16		0.21		0.20
Net realized and unrealized gain (loss)	0.01 (b)	0.02		(0.23)		0.28		0.04

Total from Investment Operations	0.18	0.20		(0.07)		0.49		0.24

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.27)		(0.29)		(0.32)		(0.29)
Net realized capital gains	—	—		(0.00	)(c)	(0.00	)(c)	(0.09)
Paid-in capital	—	—		(0.00	)(c)	—		—

Total Distributions	(0.22)	(0.27)		(0.29)		(0.32)		(0.38)

Net asset value, end of the period	$11.61	$11.65		$11.72		$12.08		$11.91

Total return	1.51%	1.70%		(0.56)%		4.19	%(d)	2.05	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$431,727	$330,224		$252,127		$220,444		$130,874
Net expenses	0.52%	0.55	%(e)	0.62	%(f)	0.60	%(g)	0.60	%(g)
Gross expenses	0.52%	0.55	%(e)	0.62	%(f)	0.65%		0.67%
Net investment income	1.45%	1.58%		1.35%		1.77%		1.68%
Portfolio turnover rate	48%	24%		39%		56%		66%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	Amount rounds to less than $0.01 per share.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	Includes corporate tax expenses of 0.03%. Without this expense the ratio of net expenses would have been 0.59%.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  80

Notes to Financial Statements

September 30, 2015

1.  Organization.  Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Core Plus Bond Fund (the “Core Plus Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Each Fund is a diversified investment company.

The Funds each offer Class A, Class C and Class Y shares. In addition, Core Plus Bond Fund offers Class N shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares of Core Plus Bond Fund and High Income Fund are sold with a maximum front-end sales charge of 4.50%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 3.00%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered exclusively through intermediaries and are primarily intended for employer-sponsored retirement plans. Class Y shares are intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

See Note 12 for changes that take effect subsequent to September 30, 2015.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV,

81  |

Notes to Financial Statements (continued)

September 30, 2015

Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and, for Core Plus Bond Fund Class A, Class B, Class C and Class Y, collectively, and Class N individually, transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements except as disclosed in Note 12.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an

|  82

Notes to Financial Statements (continued)

September 30, 2015

independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the current settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Centrally cleared credit default swap agreements are valued at settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

As of September 30, 2015, securities of the funds included in Net Assets (reflected at absolute value) were fair valued as follows:

Fund	Illiquid Securities[1]	Percentage of Net Assets	Other Fair Valued Securities[2]	Percentage of Net Assets
Core Plus Bond Fund	$13,227,749	0.2%	$940,950	Less than 0.1%
High Income Fund	2,149,500	1.3%	1,000,000	0.6%
Limited Term Government and Agency Fund	3,037,972	0.4%	—	—

[1]	Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures.
[2]	Fair valued by the Fund’s adviser.

83  |

Notes to Financial Statements (continued)

September 30, 2015

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the funds have net losses, reduce the amount of income available to be distributed by the funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

|  84

Notes to Financial Statements (continued)

September 30, 2015

During the year ended September 30, 2015, the amount of income available to be distributed by Core Plus Bond Fund and High Income Fund was reduced by $47,101,242 and $163,355, respectively, as a result of losses arising from changes in exchange rates.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the

85  |

Notes to Financial Statements (continued)

September 30, 2015

credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Swap Agreements.  The Funds may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily and fluctuations in the value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statement of Assets and Liabilities as fees receivable or payable. When received or paid, fees are recorded in the Statement of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund is

|  86

Notes to Financial Statements (continued)

September 30, 2015

required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking liquid assets or cash.

No swap agreements were held by the Funds during the year ended September 30, 2015.

g.  When-Issued and Delayed Delivery Transactions.  The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

h.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2015 and has concluded that no provisions for income tax are required.

87  |

Notes to Financial Statements (continued)

September 30, 2015

The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

i.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, contingent payment debt instruments, treasury inflation protected bonds, premium amortization, defaulted and/or non-income producing securities, paydown gains and losses, return of capital and capital gain distributions received, convertible bonds, deferred Trustees’ fees and distribution re-designations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, forward foreign currency and futures contracts mark-to-market, dividends payable, straddle deferrals, contingent payment debt instruments, convertible bonds, defaulted and/or non-income producing securities and return of capital distributions received. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

|  88

Notes to Financial Statements (continued)

September 30, 2015

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2015 and 2014 were as follows:

	2015 Distributions Paid From:			2014 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Core Plus Bond Fund	$185,171,010	$9,466,139	$194,637,149	$55,031,227	$428,711	$55,459,938
High Income Fund	9,843,443	3,412,156	13,255,599	10,202,315	7,750,939	17,953,254
Limited Term Government and Agency Fund	12,685,774	—	12,685,774	13,729,185	—	13,729,185

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2015, the components of distributable earnings on a tax basis were as follows:

	Core Plus Bond Fund	High Income Fund	Limited Term Government and Agency Fund
Undistributed ordinary income	$—	$873,445	$639,561
Undistributed long-term capital gains	—	384,263	—

Total undistributed earnings	—	1,257,708	639,561

Capital loss carryforward:	—	—	—
Short-term:
No expiration date	—	—	(2,555,389)
Long-term:
No expiration date	—	—	(7,955,304)

Total capital loss carryforward	—	—	(10,510,693)

Late-year ordinary and post-October capital loss deferrals*	(24,998,903)	—	—

Unrealized (depreciation)
Investments	(363,985,156)	(11,875,311)	(932,625)
Foreign currency translations	(35,756,415)	(4,730,391)	—

Total unrealized (depreciation)	(399,741,571)	(16,605,702)	(932,625)

Total accumulated losses	$(424,740,474)	$(15,347,994)	$(10,803,757)

Capital loss carryforward utilized in the current year	$—	$—	$1,288,133

*	Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Core Plus Bond Fund is deferring foreign currency losses that occurred after October 31, 2014.

89  |

Notes to Financial Statements (continued)

September 30, 2015

j.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2015, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

k.  Due to Brokers.  Transactions and positions in certain futures, forward foreign currency contracts, swap agreements and delayed delivery commitments are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due to broker balance in the Statement of Assets and Liabilities for Core Plus Bond Fund represents cash received as collateral for delayed delivery securities. The due to broker balance in the Statement of Assets and Liabilities for High Income Fund represents securities received as collateral for forward foreign currency contracts. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

l.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

|  90

Notes to Financial Statements (continued)

September 30, 2015

For the year ended September 30, 2015, none of the Funds had loaned securities under this agreement.

m.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in

91  |

Notes to Financial Statements (continued)

September 30, 2015

a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2015, at value:

Core Plus Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Agency Commercial Mortgage-Backed Securities	$—	$355,447,970	$12,286,799	(b)	$367,734,769
Oil Field Services	—	77,249,656	940,950	(c)	78,190,606
All Other Bonds and Notes(a)	—	5,979,249,862	—		5,979,249,862

Total Bonds and Notes	—	6,411,947,488	13,227,749		6,425,175,237

Senior Loans(a)	—	81,605,859	—		81,605,859
Preferred Stocks(a)	1,247,597	19,215,300	—		20,462,897
Short-Term Investments	—	482,761,172	—		482,761,172

Total	$1,247,597	$6,995,529,819	$13,227,749		$7,010,005,165

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(3,135)	$—		$(3,135)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.
(c)	Fair valued by the Fund’s adviser.

|  92

Notes to Financial Statements (continued)

September 30, 2015

High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$116,297	$750,966	(b)	$867,263
Non-Agency Commercial Mortgage-Backed Securities	—	2,637,007	935,000	(b)	3,572,007
All Other Non-Convertible Bonds(a)	—	138,178,189	—		138,178,189

Total Non-Convertible Bonds	—	140,931,493	1,685,966		142,617,459

Convertible Bonds(a)	—	8,747,942	—		8,747,942

Total Bonds and Notes	—	149,679,435	1,685,966		151,365,401

Senior Loans(a)	—	3,125,268	—		3,125,268
Preferred Stocks
Convertible Preferred Stocks
Midstream	—	456,055	—		456,055
REITs - Mortgage	—	112,008	—		112,008
All Other Convertible Preferred Stocks(a)	3,651,092	—	—		3,651,092

Total Convertible Preferred Stocks	3,651,092	568,063	—		4,219,155

Non-Convertible Preferred Stocks(a)	1,832,003	—	—		1,832,003

Total Preferred Stocks	5,483,095	568,063	—		6,051,158

Common Stocks(a)	1,205,337	—	—		1,205,337
Warrants(d)	20,711	—	—		20,711
Other Investments(a)	—	—	1,000,000	(c)	1,000,000
Short-Term Investments	—	1,563,852	—		1,563,852

Total Investments	6,709,143	154,936,618	2,685,966		164,331,727

Forward Foreign Currency Contracts (unrealized appreciation)	—	301,892	—		301,892

Total	$6,709,143	$155,238,510	$2,685,966		$164,633,619

93  |

Notes to Financial Statements (continued)

September 30, 2015

High Income Fund (continued)

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(38,485)	$—	$(38,485)
Futures Contracts (unrealized depreciation)	(160,868)	—	—	(160,868)

Total	$(160,868)	$(38,485)	$—	$(199,353)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.
(c)	Fair valued by the Fund’s adviser.
(d)	Includes a security fair valued at zero using Level 2 inputs.

A preferred stock valued at $941,666 was transferred from Level 2 to Level 1 during the period ended September 30, 2015. At September 30, 2014, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service. At September 30, 2015, this security was valued at the last sale price in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Limited Term Government and Agency Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Agency Commercial Mortgage-Backed Securities	$—	$75,664,924	$14,113,679	(b)	$89,778,603
Collateralized Mortgage Obligations	—	132,064,448	20,837	(b)	132,085,285
Non-Agency Commercial Mortgage-Backed Securities	—	50,479,974	3,037,972	(b)	53,517,946
All Other Bonds and Notes(a)	—	544,503,085	—		544,503,085

Total Bonds and Notes	—	802,712,431	17,172,488		819,884,919

Short-Term Investments	—	24,549,858	—		24,549,858

Total	$—	$827,262,289	$17,172,488		$844,434,777

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.

|  94

Notes to Financial Statements (continued)

September 30, 2015

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2014 and/or September 30, 2015:

Core Plus Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Other	$12,623,552	$—	$—	$—	$—
Airlines	4,362,720	—	—	—	—
Non-Agency Commercial Mortgage-Backed Securities	—	—	—	(24,175)	12,310,974
Oil Field Services	—	—	(51,637)	(1,354,050)	—
Convertible Bonds
Wirelines	265,482	—	(103,458)	81,425	—

Total	$17,251,754	$—	$(155,095)	$(1,296,800)	$12,310,974

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2015
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$(12,623,552)	$—	$—
Airlines	—	—	(4,362,720)	—	—
Non-Agency Commercial Mortgage-Backed Securities	—	—	—	12,286,799	(24,175)
Oil Field Services	(83,363)	2,430,000	—	940,950	(1,354,050)
Convertible Bonds
Wirelines	(243,449)	—	—	—	—

Total	$(326,812)	$2,430,000	$(16,986,272)	$13,227,749	$(1,378,225)

A debt security valued at $2,430,000 was transferred from Level 2 to Level 3 during the period ended September 30, 2015. At September 30, 2014, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2015, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

95  |

Notes to Financial Statements (continued)

September 30, 2015

Debt securities valued at $16,986,272 were transferred from Level 3 to Level 2 during the period ended September 30, 2015. At September 30, 2014, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At September 30, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Other	$447,739	$—	$—	$6,144	$310,000
Airlines	4,985	—	934	(1,031)	—
Non-Agency Commercial Mortgage-Backed Securities	—	—	—	—	935,000
Convertible Bonds
Wirelines	5,740	—	(1,628)	1,152	—
Other investments
Aircraft ABS	—	—	—	—	1,000,000

Total	$458,464	$—	$(694)	$6,265	$2,245,000

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2015
Bonds and Notes
Non-Convertible Bonds
ABS Other	$(12,917)	$—	$—	$750,966	$6,144
Airlines	(4,888)	—	—	—	—
Non-Agency Commercial Mortgage-Backed Securities	—	—	—	935,000	—
Convertible Bonds
Wirelines	(5,264)	—	—	—	—
Other investments
Aircraft ABS	—	—	—	1,000,000	—

Total	$(23,069)	$—	$—	$2,685,966	$6,144

|  96

Notes to Financial Statements (continued)

September 30, 2015

Limited Term Government and Agency Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$2,694,542	$—	$—	$—	$—
ABS Home Equity	160,459	—	1,375	1,136	—
Agency Commercial Mortgage-Backed Securities	14,488,062	—	—	(374,383)	—
Collateralized Mortgage Obligations	604,116	—	10	41	—
Non-Agency Commercial Mortgage-Backed Securities	—	—	—	(5,977)	3,043,949

Total	$17,947,179	$—	$1,385	$(379,183)	$3,043,949

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2015
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$—	$(2,694,542)	$—	$—
ABS Home Equity	(162,970)	—	—	—	—
Agency Commercial Mortgage-Backed Securities	—	—	—	14,113,679	(374,383)
Collateralized Mortgage Obligations	(3,089)	—	(580,241)	20,837	39
Non-Agency Commercial Mortgage-Backed Securities	—	—	—	3,037,972	(5,977)

Total	$(166,059)	$—	$(3,274,783)	$17,172,488	$(380,321)

Debt securities valued at $3,274,783 were transferred from Level 3 to Level 2 during the period ended September 30, 2015. At September 30, 2014, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At September 30, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

97  |

Notes to Financial Statements (continued)

September 30, 2015

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that High Income Fund used during the period include forward foreign currency contracts and futures contracts. Derivative instruments that Core Plus Bond Fund used during the period include forward foreign currency contracts.

High Income Fund and Core Plus Bond Fund are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the year ended September 30, 2015, High Income Fund and Core Plus Bond Fund engaged in forward foreign currency transactions for hedging purposes.

High Income Fund is subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed-income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the year ended September 30, 2015, High Income Fund used futures contracts to manage duration.

The following is a summary of derivative instruments for Core Plus Bond Fund as of September 30, 2015, as reflected within the Statement of Assets and Liabilities:

Liabilities	Unrealized Depreciation on Forward Foreign Currency Contracts
Over-the-counter liability derivatives Foreign exchange contracts	$(3,135)

Transactions in derivative instruments for Core Plus Bond Fund during the year ended September 30, 2015, as reflected within the Statement of Operations, were as follows:

Net Realized Loss on:	Foreign Currency Transactions[1]
Foreign exchange contracts	$(495,722)

Net Change in Unrealized Appreciation (Depreciation) on:	Foreign Currency Translations[1]
Foreign exchange contracts	$(3,135)

[1]

Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statement of Operations.

|  98

Notes to Financial Statements (continued)

September 30, 2015

The following is a summary of derivative instruments for High Income Fund as of September 30, 2015, as reflected within the Statement of Assets and Liabilities:

Assets	Unrealized Appreciation on Forward Foreign Currency Contracts	Unrealized Appreciation on Futures Contracts[1]	Total
Over-the-counter asset derivatives Foreign exchange contracts	$301,892	$—	$301,892

Liabilities	Unrealized Depreciation on Forward Foreign Currency Contracts	Unrealized Depreciation on Futures Contracts[1]	Total
Over-the-counter liability derivatives Foreign exchange contracts	$(38,485)	$—	$(38,485)
Exchange-traded/cleared liability derivatives Interest rate contracts	—	(160,868)	(160,868)

Total liability derivatives	$(38,485)	$(160,868)	$(199,353)

[1]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statement of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for High Income Fund during the year ended September 30, 2015, as reflected within the Statement of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures Contracts	Foreign Currency Transactions[2]
Interest rate contracts	$(207,831)	$—
Foreign exchange contracts	—	664,567

Total	$(207,831)	$664,567

Net Change in Unrealized Appreciation (Depreciation) on:	Futures Contracts	Foreign Currency Translations[2]
Interest rate contracts	$(211,910)	$—
Foreign exchange contracts	—	141,322

Total	$(211,910)	$141,322

[2]

Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statement of Operations.

99  |

Notes to Financial Statements (continued)

September 30, 2015

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract and futures contract activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2015:

Core Plus Bond Fund	Forwards
Average Notional Amount Outstanding	0.12%
Highest Notional Amount Outstanding	0.21%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of September 30, 2015	0.21%

High Income Bond Fund	Forwards	Futures
Average Notional Amount Outstanding	2.84%	4.10%
Highest Notional Amount Outstanding	7.10%	7.47%
Lowest Notional Amount Outstanding	0.71%	2.75%
Notional Amount Outstanding as of September 30, 2015	7.10%	7.47%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards and futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward and futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically

|  100

Notes to Financial Statements (continued)

September 30, 2015

contain provisions that allow a counterparty to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of September 30, 2015, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements by counterparty, are as follows:

Core Plus Bond Fund
Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$(3,135)	$—	$(3,135)	$—	$(3,135)

High Income Fund
Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$301,892	$(38,485)	$263,407	$(263,407)	$—

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$(38,485)	$38,485	$—	$—	$—

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain

101  |

Notes to Financial Statements (continued)

September 30, 2015

transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the applicable Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2015:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
High Income Fund	$515,213	$213,321

These amounts include U.S. government and agency securities received as collateral for High Income Fund of $278,566. U.S. government and agency securities received as collateral are valued in accordance with the Fund’s valuation policies and are recorded on the Statement of Assets and Liabilities.

5.  Purchases and Sales of Securities.  For the year ended September 30, 2015, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Core Plus Bond Fund	$9,669,674,474	$8,539,268,482	$4,823,941,311	$1,110,740,401
High Income Fund	38,571,187	40,779,934	90,755,823	83,667,832
Limited Term Government and Agency Fund	389,959,280	235,812,742	137,682,640	126,999,616

|  102

Notes to Financial Statements (continued)

September 30, 2015

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $400 million	Next $1.5 billion	Over $2 billion
Core Plus Bond Fund	0.2000%	0.1875%	0.1875%	0.1500%
High Income Fund	0.6000%	0.6000%	0.6000%	0.6000%
Limited Term Government and Agency Fund	0.3750%	0.3750%	0.3500%	0.3000%

NGAM Advisors, L.P. (“NGAM Advisors”) serves as the advisory administrator to Core Plus Bond Fund. Under the terms of the advisory administration agreement, the Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $1.9 billion	Over $2 billion
Core Plus Bond Fund	0.2000%	0.1875%	0.1500%

Management and advisory administration fees are presented in the Statements of Operations as management fees.

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2016 for Core Plus Bond Fund and Limited Term Government and Agency Fund and January 31, 2017 for High Income Fund, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

103  |

Notes to Financial Statements (continued)

September 30, 2015

For the year ended September 30, 2015, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class N	Class Y
Core Plus Bond Fund	0.80%	1.55%	1.55%	0.50%	0.55%
High Income Fund	1.10%	1.85%	1.85%	—	0.85%
Limited Term Government and Agency Fund	0.80%	1.55%	1.55%	—	0.55%

Prior to July 1, 2015, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class N	Class Y
High Income Fund	1.15%	1.90%	1.90%	—	0.90%

Loomis Sayles and NGAM Advisors have agreed to equally bear the waivers and/or expense reimbursements for Core Plus Bond Fund.

Loomis Sayles (and NGAM Advisors for Core Plus Bond Fund) shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2015, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Core Plus Bond Fund	$9,426,230	$—	$9,426,230	0.163%	0.163%
High Income Fund	1,159,904	34,189	1,125,715	0.600%	0.582%
Limited Term Government and Agency Fund	2,812,348	—	2,812,348	0.366%	0.366%

[1]	Management fee waivers are subject to possible recovery until September 30, 2016.

|  104

Notes to Financial Statements (continued)

September 30, 2015

For the year ended September 30, 2015, the advisory administration fees for Core Plus Bond Fund were as follows:

Advisory Administration Fee	Percentage of Average Daily Net Assets
$9,426,230	0.163%

No expenses were recovered for any of the Funds during the year ended September 30, 2015 under the terms of the expense agreements.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), and a Distribution and Service Plan relating to each Fund’s Class B and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class B and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class B and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B and Class C shares.

105  |

Notes to Financial Statements (continued)

September 30, 2015

For the year ended September 30, 2015, the service and distribution fees for each Fund were as follows:

	Service Fees			Distribution Fees
Fund	Class A	Class B	Class C	Class B	Class C
Core Plus Bond Fund	$2,386,947	$972	$906,438	$2,916	$2,719,314
High Income Fund	110,209	164	35,729	491	107,187
Limited Term Government and Agency Fund	823,258	8,396	147,985	25,188	443,955

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2015, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Core Plus Bond Fund	$2,462,399
High Income Fund	82,447
Limited Term Government and Agency Fund	327,599

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

|  106

Notes to Financial Statements (continued)

September 30, 2015

For the year ended September 30, 2015, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Core Plus Bond Fund	$3,427,448
High Income Fund	164,031
Limited Term Government and Agency Fund	320,818

As of September 30, 2015, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Core Plus Bond Fund	$48,571
High Income Fund	4,889
Limited Term Government and Agency Fund	4,333

Sub-transfer agent fees attributable to Class A, Class B, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended September 30, 2015 were as follows:

Fund	Commissions
Core Plus Bond Fund	$277,763
High Income Fund	8,814
Limited Term Government and Agency Fund	50,710

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The

107  |

Notes to Financial Statements (continued)

September 30, 2015

chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $5,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Gateway Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  As of September 30, 2015, Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the Funds representing the following percentages of the Fund’s net assets:

Fund	Retirement Plan
Core Plus Bond Fund	0.06%
Limited Term Government and Agency Fund	0.14%

Investment activities of affiliated shareholders could have material impacts on the Funds.

7.  Class-Specific Transfer Agent Fees and Expenses.  For the year ended September 30, 2015, Core Plus Bond Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Class A	Class B	Class C	Class N	Class Y
Transfer Agent Fees and Expenses	$826,832	$318	$312,197	$2,280	$2,519,675

Transfer agent fees and expenses attributable to Class A, Class B, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

|  108

Notes to Financial Statements (continued)

September 30, 2015

All other Funds in this report allocate transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participates in a $150,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2015, none of the Funds had borrowings under this agreement.

Prior to April 16, 2015, the committed unsecured line of credit was $200,000,000 with an individual limit of $125,000,000 for each Fund that participated in the line of credit. In addition, the commitment fee was 0.10% per annum, payable at the end of each calendar quarter.

9.  Concentration of Risk.  Limited Term Government and Agency Fund’s investments in mortgage-related and asset-backed securities are subject to certain risks not associated with investments in other securities. Mortgage-related and asset-backed securities are subject to the risk that unexpected changes in interest rates will have a direct effect on expected maturity. A shortened maturity may result in the reinvestment of prepaid amounts in securities with lower yields than the original obligations. An extended maturity may result in a reduction of a security’s value.

Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

109  |

Notes to Financial Statements (continued)

September 30, 2015

10.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2015, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6)	Total Percentage of Ownership
Core Plus Bond Fund	1	6.06%	0.06%	6.12%
High Income Fund	3	27.42%	—	27.42%
Limited Term Government and Agency Fund	1	10.35%	0.14%	10.49%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

|  110

Notes to Financial Statements (continued)

September 30, 2015

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
Core Plus Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	57,949,399	$757,297,253	29,795,175	$393,768,013
Issued in connection with the reinvestment of distributions	1,930,361	24,960,078	1,003,545	13,146,005
Redeemed	(34,689,593)	(445,393,927)	(16,328,796)	(214,096,387)

Net change	25,190,167	$336,863,404	14,469,924	$192,817,631

Class B
Issued from the sale of shares	90	$1,655	923	$12,023
Issued in connection with the reinvestment of distributions	527	6,876	1,536	20,111
Redeemed	(44,652)	(582,052)	(43,656)	(574,001)

Net change	(44,035)	$(573,521)	(41,197)	$(541,867)

Class C
Issued from the sale of shares	15,015,219	$196,948,567	7,230,506	$95,528,924
Issued in connection with the reinvestment of distributions	455,968	5,896,096	260,172	3,405,772
Redeemed	(6,190,729)	(79,756,335)	(6,291,404)	(81,808,202)

Net change	9,280,458	$123,088,328	1,199,274	$17,126,494

Class N
Issued from the sale of shares	189,587,048	$2,500,232,956	7,101,873	$95,126,708
Issued in connection with the reinvestment of distributions	4,023,156	52,220,483	119,610	1,591,071
Redeemed	(23,949,864)	(310,530,852)	(776,670)	(10,310,123)

Net change	169,660,340	$2,241,922,587	6,444,813	$86,407,656

Class Y
Issued from the sale of shares	237,417,381	$3,125,367,592	68,813,227	$914,578,778
Issued in connection with the reinvestment of distributions	6,287,665	81,758,696	1,861,139	24,597,610
Redeemed	(90,106,606)	(1,161,814,292)	(20,930,186)	(275,242,381)

Net change	153,598,440	$2,045,311,996	49,744,180	$663,934,007

Increase (decrease) from capital share transactions	357,685,370	$4,746,612,794	71,816,994	$959,743,921

111  |

Notes to Financial Statements (continued)

September 30, 2015

11.  Capital Shares (continued)

	Year Ended September 30, 2015		Year Ended September 30, 2014
High Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	7,165,895	$31,113,644	5,133,818	$23,326,417
Issued in connection with the reinvestment of distributions	580,589	2,471,372	971,866	4,324,321
Redeemed	(7,757,369)	(33,308,895)	(6,566,505)	(29,978,953)

Net change	(10,885)	$276,121	(460,821)	$(2,328,215)

Class B
Issued from the sale of shares	—	$—	3,463	$15,765
Issued in connection with the reinvestment of distributions	790	3,364	4,994	22,266
Redeemed	(27,193)	(117,824)	(64,948)	(299,817)

Net change	(26,403)	$(114,460)	(56,491)	$(261,786)

Class C
Issued from the sale of shares	649,877	$2,832,749	504,940	$2,306,974
Issued in connection with the reinvestment of distributions	166,683	709,594	269,328	1,199,074
Redeemed	(900,836)	(3,893,227)	(844,464)	(3,842,672)

Net change	(84,276)	$(350,884)	(70,196)	$(336,624)

Class Y
Issued from the sale of shares	28,556,251	$124,963,285	12,451,931	$56,610,742
Issued in connection with the reinvestment of distributions	1,781,224	7,571,272	1,946,529	8,656,379
Redeemed	(28,942,559)	(125,371,469)	(10,009,792)	(45,183,438)

Net change	1,394,916	$7,163,088	4,388,668	$20,083,683

Increase (decrease) from capital share transactions	1,273,352	$6,973,865	3,801,160	$17,157,058

|  112

Notes to Financial Statements (continued)

September 30, 2015

11.  Capital Shares (continued)

	Year Ended September 30, 2015		Year Ended September 30, 2014
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	9,649,293	$111,950,383	10,352,825	$120,783,887
Issued in connection with the reinvestment of distributions	375,777	4,361,038	509,189	5,940,640
Redeemed	(7,161,541)	(83,105,890)	(14,196,566)	(165,594,450)

Net change	2,863,529	$33,205,531	(3,334,552)	$(38,869,923)

Class B
Issued from the sale of shares	4,412	$51,055	109,804	$1,281,761
Issued in connection with the reinvestment of distributions	2,463	28,567	5,851	68,193
Redeemed	(140,481)	(1,628,030)	(261,431)	(3,046,644)

Net change	(133,606)	$(1,548,408)	(145,776)	$(1,696,690)

Class C
Issued from the sale of shares	2,240,435	$26,003,916	1,307,714	$15,266,049
Issued in connection with the reinvestment of distributions	27,082	314,602	43,490	507,877
Redeemed	(1,711,009)	(19,866,952)	(2,606,942)	(30,440,808)

Net change	556,508	$6,451,566	(1,255,738)	$(14,666,882)

Class Y
Issued from the sale of shares	24,653,312	$286,964,981	19,913,274	$232,904,721
Issued in connection with the reinvestment of distributions	339,019	3,946,537	270,399	3,163,665
Redeemed	(16,140,773)	(187,902,947)	(13,350,830)	(156,223,639)

Net change	8,851,558	$103,008,571	6,832,843	$79,844,747

Increase (decrease) from capital share transactions	12,137,989	$141,117,260	2,096,777	$24,611,252

12.  Subsequent Event.  On September 10, 2015, the Board of Trustees approved the following changes: (i) the early conversion of all of the Funds’ remaining Class B shares into Class A shares, effective at the close of business on January 11, 2016, (ii) a reduction of the maximum sales charge on purchases of Class A shares of Core Plus Bond Fund and High Income Fund from 4.50% to 4.25% and Limited Term Government and Agency Fund from 3.00% to 2.25% (plus other changes to the sales charge schedule), effective November 2, 2015, and (iii) a broadening of eligibility requirements for Class N shares to include investors with an initial minimum investment of $1,000,000, effective November 2, 2015.

113  |

Report of Independent Registered Public

Accounting Firm

To the Trustees of Natixis Funds Trust I and Shareholders of Loomis Sayles Core Plus Bond Fund and the Trustees of Loomis Sayles Funds II and Shareholders of Loomis Sayles High Income Fund and Loomis Sayles Limited Term Government and Agency Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Core Bond Plus Fund, a series of Natixis Funds Trust I, and Loomis Sayles High Income Fund and Loomis Sayles Limited Term Government and Agency Fund, each a series of Loomis Sayles Funds II (collectively, the “Funds”) at September 30, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2015

|  114

2015 U.S. Tax Distribution Information to

Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2015, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Core Plus Bond	0.11%
High Income	5.80%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2015, unless subsequently determined to be different.

Fund	Amount
Core Plus Bond	$9,466,139
High Income	3,412,156

Qualified Dividend Income.  For the fiscal year ended September 30, 2015, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2015, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Core Plus Bond
High Income

115  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 for Natixis Funds Trust I and Loomis Sayles Funds II Chairperson of the Audit Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 for Natixis Funds Trust I and Loomis Sayles Funds II Contract Review Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Experience on the Board and significant experience on the boards of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

|  116

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 for Natixis Funds Trust I and Loomis Sayles Funds II Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	42 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 for Natixis Funds Trust I and Loomis Sayles Funds II Audit Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

117  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 for Natixis Funds Trust I and Loomis Sayles Funds II Contract Review Committee Member	President, University of Massachusetts (formerly, Chancellor and faculty member, University of Massachusetts Lowell)	42 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005 Trustee since 1982 for Natixis Funds Trust I (including its predecessors); and since 2003 for Loomis Sayles Funds II

Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee

		President, Strategic Advisory Services (management consulting)	42 Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

|  118

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee since 2009 for Natixis Funds Trust I and Loomis Sayles Funds II Audit Committee Member	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 for Natixis Funds Trust I and Loomis Sayles Funds II Chairperson of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 for Natixis Funds Trust I and Loomis Sayles Funds II Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

119  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 for Natixis Funds Trust I and Loomis Sayles Funds II	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	42 None	Continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 for Natixis Funds Trust I and Loomis Sayles Funds II President and Chief Executive Officer of Natixis Funds Trust I; President since 2008 and Chief Executive Officer since 2015 of Loomis Sayles Funds II	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2000 for Natixis Funds Trust I; since 2003 for Loomis Sayles Funds II	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

|  120

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s)	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds II	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

121  |

ANNUAL REPORT

September 30, 2015

Loomis Sayles Investment Grade Bond Fund

Portfolio Review  page 1

Portfolio of Investments  page 12

Financial Statements  page  28

Notes to Financial Statements  page 38

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Class A LIGRX
Daniel J. Fuss, CFA®, CIC	Class B LGBBX
Brian P. Kennedy	Class C LGBCX
Elaine M. Stokes	Class N LGBNX
Loomis, Sayles & Company, L.P.	Class Y LSIIX
Admin Class LIGAX

Objective

The Fund seeks high total investment return through a combination of current income and capital appreciation.

Market Conditions

Falling commodity prices and a strengthening U.S. dollar characterized the reporting period. Commodity prices declined significantly, with oil falling approximately 50%. The U.S. dollar generally advanced versus most currencies due to global divergence of economic growth and central bank policy. Most emerging market currencies declined versus their developed market counterparts, and commodity exporters were the hardest hit.

In the second half of the period, the world’s two largest economies — the United States and China – dominated the landscape. Investors generally expected the Federal Reserve Board (the Fed) to tighten monetary policy in September, but the Fed kept short-term rates unchanged due to global economic and market turbulence triggered by China’s economic slowdown. The market interpreted the Fed’s decision as confirmation of global growth risks, which further strained commodities, emerging markets and other risk assets.

Developed market government bonds posted positive local currency returns, benefitting from investor risk aversion caused by sluggish global demand and commodity price weakness. Pressures from a rising U.S. dollar largely hampered returns for U.S. dollar-based investors. Investment grade corporates underperformed government bonds. However, slower growth in China, commodity price pressures and uncertainty about the Fed rate increase weighed more heavily on high yield and commodity-related bonds.

Performance Results

For the 12 months ended September 30, 2015, Class A shares of the Loomis Sayles Investment Grade Bond Fund returned -4.72% at net asset value. The Fund underperformed its benchmark, the Barclays U.S. Government/Credit Bond Index, which returned 2.73%.

Explanation of Fund Performance

The Fund’s underperformance was primarily due to out-of-benchmark allocations. Non-U.S.-dollar-denominated securities detracted from performance. Given the continued strength of the U.S. dollar and the decline in commodity prices, holdings denominated in the Canadian dollar, Mexican peso, New Zealand dollar, Norwegian krone, Australian

1  |

dollar and Brazilian real weighed negatively on return. In addition, the Fund’s exposure to high yield securities, particularly industrials and financials, hindered performance. Holdings in the metals and mining industry, which suffered along with other commodities, were among the greatest laggards. Meanwhile, the Fund’s significant underweight position in the U.S. Treasury sector weighed on relative performance; we held short-maturity Treasuries as reserves. Furthermore, selected technology names within the convertibles and equity allocations limited relative results.

Our allocation to investment grade bonds generated a positive absolute return and contributed to relative performance. Security selection and an underweight allocation within industrials were the primary drivers of results. Investment grade financials and utilities also lifted the Fund’s relative return. Additionally, selected municipal and Yankee bonds (U.S.-dollar-denominated bonds issued by non-U.S. entities) contributed positively to return. Furthermore, security selection among consumer non-cyclical holdings aided performance.

Outlook

We continue to have a positive outlook for the U.S. economy, despite some recent softer data. Steady improvement in employment and consumer sentiment should support consumption trends. We do not believe current low rates reflect the state of the U.S. economy. However, uncertainty about Chinese growth and weakening global economic trends may delay U.S. monetary policy changes. We believe the path for rates, which is likely to be very slow and shallow, is more important than timing. The downside risks to global growth have increased in our view; however, we believe conditions will remain reasonably strong overall.

The steady pace of U.S. economic growth should support risk assets, and we are maintaining exposure to corporate bonds. We view the investment grade and high yield markets as being distorted by global, not U.S., factors, and spread widening over the past 12 months has significantly improved valuations.

Risk profiles in non-U.S. markets should continue to be driven by oil prices, a strengthening U.S. dollar and central bank action. We are monitoring cheaper non-U.S.-dollar asset valuations, but we remain cautious. Since we do not see a positive catalyst at this point, we think it is too early to add exposure.

Our long-term themes remain intact, and we believe we are well positioned for this market environment. We have been investing away from the benchmark in sectors with low or negative correlations to U.S. rates. We are using portfolio flexibility to identify attractive income opportunities, broaden diversification and maintain a higher level of reserves. Our antidote for highly volatile markets is a patient, selective approach that seeks to capture value when investors are mispricing risk.

|  2

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Growth of $10,000 Investment in Class A Shares4

September 30, 2005 through September 30, 2015

3  |

Average Annual Total Returns — September 30, 20154

	1 Year	5 Years	10 Years	Life of Class N

Class A (Inception 12/31/96)
NAV	-4.72%	3.43%	5.71%	—%
With 4.50% Maximum Sales Charge[5]	-9.00	2.49	5.23	—

Class B (Inception 9/12/03)
NAV	-5.46	2.65	4.86	—
With CDSC[2]	-10.04	2.33	4.86	—

Class C (Inception 9/12/03)
NAV	-5.40	2.66	4.93	—
With CDSC[2]	-6.31	2.66	4.93	—

Class N (Inception 2/1/13)
NAV	-4.28	—	—	0.33

Class Y (Inception 12/31/96)
NAV	-4.47	3.71	6.00	—

Admin Class (Inception 2/1/10)[1]
NAV	-4.95	3.18	5.34	—

Comparative Performance
Barclays U.S. Government/Credit Bond Index[3]	2.73	3.09	4.61	2.01

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

2	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3	Barclays U.S. Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment grade U.S. corporate securities.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Effective November 2, 2015, the maximum sales charge was reduced to 4.25%. See Note 11 of Notes to Financial Statements.

|  4

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that it will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the fund’s website at ngam.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the 12 months ended June 30, 2015 is available from the fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

5  |

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and ongoing costs, including management fees, distribution fees (12b-1 fees) and/or service fees, and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2015 through September 30, 2015. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period row as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

|  6

LOOMIS SAYLES INVESTMENT GRADE BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2015	ENDING ACCOUNT VALUE 9/30/2015	EXPENSES PAID DURING PERIOD* 4/1/2015 – 9/30/2015
Class A
Actual	$1,000.00	$955.20	$4.07
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.20
Class B
Actual	$1,000.00	$950.80	$7.68
Hypothetical (5% return before expenses)	$1,000.00	$1,017.20	$7.94
Class C
Actual	$1,000.00	$951.90	$7.73
Hypothetical (5% return before expenses)	$1,000.00	$1,017.15	$7.99
Class N
Actual	$1,000.00	$957.80	$2.26
Hypothetical (5% return before expenses)	$1,000.00	$1,022.76	$2.33
Class Y
Actual	$1,000.00	$956.40	$2.84
Hypothetical (5% return before expenses)	$1,000.00	$1,022.16	$2.94
Admin Class
Actual	$1,000.00	$953.90	$5.29
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.47

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.83%, 1.57%, 1.58%, 0.46%, 0.58% and 1.08% for Class A, B, C, N, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

7  |

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on the Fund’s advisory agreement (the “Agreement”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreement to determine whether to recommend that the full Board approve the continuation of the Agreement, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreement.

In connection with these meetings, the Trustees receive materials that the Fund’s investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of a peer group and category of funds and the Fund’s performance benchmarks, (ii) information on the Fund’s advisory fee and other expenses, including information comparing the Fund’s expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of a peer group of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Fund, (iv) information about the profitability of the Agreement to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and/or financial condition, (ii) the Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Fund’s shares and the related costs, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Fund’s portfolio managers in the Fund or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Fund’s investment performance and the fees charged to the Fund for advisory and other services. This information generally includes, among other things, an internal performance rating for the Fund based on agreed-upon criteria, graphs showing the Fund’s performance and fee differentials against the Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing the Fund against similarly categorized funds. The

|  8

portfolio management team for the Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and if the Fund is identified as presenting possible performance concerns it may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about the Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreement at its meeting held in June 2015. The Agreement was continued for a one-year period. In considering whether to approve the continuation of the Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Fund, but also the monitoring and oversight services provided by NGAM Advisors, L.P. (“NGAM Advisors”). They also considered the administrative services provided by NGAM Advisors and its affiliates to the Fund. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information that compared the performance of the Fund to the performance of a peer group and category of funds and the Fund’s performance benchmark. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Fund using a variety of performance metrics, including metrics that also measured the performance of the Fund on a risk adjusted basis.

The Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Fund’s Agreement. The Trustees noted that while the Fund had performance that lagged that of its peer group and/or category for certain (although not all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreement. These factors included the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; and (2) that the Fund’s long-term performance was competitive when compared to relevant performance benchmarks or peer groups.

9  |

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Fund and the Adviser supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory services as well as the total expense level of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s advisory fee and total expense level to those of its peer group and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating the Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund, as well as the need for the Adviser to offer competitive compensation and to expend additional resources as the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that the Fund has an expense cap in place, and the Trustees considered that the current expenses are below the cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Fund, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Fund, the expense levels of the Fund and whether the Adviser had implemented breakpoints and/or expense caps with respect to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee charged to the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Fund

|  10

through breakpoints in its investment advisory fee or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that the Fund was subject to an expense cap and the Fund’s overall net expense ratio was equal to the median compared to a peer group of funds. The Trustees considered that current expenses are below the cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Fund, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of the Fund.

•

Whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Fund.

•	Plans for maintaining continuity of portfolio management where that was thought to be a potential issue.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreement and under a separate agreement covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the benefits to the parent company of NGAM Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Fund’s advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreement should be continued through June 30, 2016.

11  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Investment Grade Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 93.6% of Net Assets
Non-Convertible Bonds — 87.8%
	ABS Car Loan — 0.2%
$20,999,250	Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class B, 5.110%, 3/20/2017, 144A	$21,203,594

	ABS Other — 2.7%
57,694,000	Crown Castle Towers LLC, 6.113%, 1/15/2040, 144A	65,016,984
2,165,706	Diamond Resorts Owner Trust, Series 2011-1, Class A, 4.000%, 3/20/2023, 144A	2,203,352
56,794,501	FAN Engine Securitization Ltd., Series 2013-1A, Class 1A, 4.625%, 10/15/2043, 144A(b)	56,516,208
44,878,000	John Deere Owner Trust, Series 2015-A, Class A3, 1.320%, 6/17/2019	45,007,069
11,600,000	John Deere Owner Trust, Series 2015-A, Class A4, 1.650%, 12/15/2021	11,654,566
34,385,084	Trinity Rail Leasing LP, Series 2009-1A, Class A, 6.657%, 11/16/2039, 144A	39,706,726
12,144,361	Trinity Rail Leasing LP, Series 2010-1A, Class A, 5.194%, 10/16/2040, 144A	12,899,109
3,092,731	Trinity Rail Leasing LP, Series 2012-1A, Class A1, 2.266%, 1/15/2043, 144A	3,056,855
6,792,153	Trip Rail Master Funding LLC, Series 2011-1A, Class A1A, 4.370%, 7/15/2041, 144A	7,052,768

		243,113,637

	Aerospace & Defense — 1.4%
2,100,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	1,407,000
78,795,000	Textron, Inc., 5.950%, 9/21/2021	91,357,208
11,040,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	18,935,281
10,280,000	TransDigm, Inc., 6.500%, 5/15/2025, 144A	9,663,200

		121,362,689

	Airlines — 2.5%
4,614,033	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	4,740,919
10,805,211	American Airlines Pass Through Trust, Series 2013-1, Class A, 4.000%, 1/15/2027	10,977,446
18,340,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	19,027,750
260,029	Continental Airlines Pass Through Trust, Series 1998-1, Class A, 6.648%, 3/15/2019	266,998
656,622	Continental Airlines Pass Through Trust, Series 1999-1, Class A, 6.545%, 8/02/2020	706,657
3,040,289	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	3,184,702
48,473,423	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	53,563,132
10,648,202	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 10/19/2023	11,233,853
20,048,881	Continental Airlines Pass Through Trust, Series 2009-1, 9.000%, 1/08/2018	21,066,562
2,443,708	Continental Airlines Pass Through Trust, Series 2012-1, Class B, 6.250%, 10/11/2021	2,547,565
1,465,586	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	1,700,079

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Airlines — continued
$9,538,621	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	$10,778,642
21,038,309	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	23,983,672
2,032,473	Delta Air Lines Pass Through Trust, Series 2009-1, Series B, 9.750%, 6/17/2018	2,195,071
12,873,324	Delta Air Lines Pass Through Trust, Series 2010-1, Class A, 6.200%, 1/02/2020	13,903,190
19,082,961	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	20,334,804
249,918	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	267,862
13,638,616	US Airways Pass Through Trust, Series 2011-1, Class A, 7.125%, 4/22/2025	15,854,892
8,595,631	US Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	8,881,866
2,372,625	Virgin Australia Pass Through Trust, Series 2013-1A, 5.000%, 4/23/2025, 144A	2,459,273

		227,674,935

	Automotive — 1.0%
23,581,000	Cummins, Inc., 5.650%, 3/01/2098	25,199,670
5,274,000	Cummins, Inc., 6.750%, 2/15/2027	6,695,222
125,000	Ford Motor Co., 6.500%, 8/01/2018	139,381
255,000	Ford Motor Co., 6.625%, 2/15/2028	288,084
2,186,000	Ford Motor Co., 7.400%, 11/01/2046	2,769,096
240,000	Ford Motor Co., 7.500%, 8/01/2026	289,827
5,000,000	Ford Motor Credit Co. LLC, 5.000%, 5/15/2018	5,317,935
40,126,000	Ford Motor Credit Co. LLC, 6.625%, 8/15/2017	43,318,344
2,370,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	2,476,650

		86,494,209

	Banking — 14.4%
13,792,000	AgriBank FCB, 9.125%, 7/15/2019, 144A	17,036,927
1,468,000	Ally Financial, Inc., 8.000%, 11/01/2031	1,746,920
7,200,000	American Express Centurion Bank, Series BKN1, 6.000%, 9/13/2017	7,805,174
11,400,000	Banco Santander Brasil S.A., 8.000%, 3/18/2016, 144A, (BRL)	2,731,744
11,641,000	Bank of America Corp., 2.600%, 1/15/2019	11,759,273
3,590,000	Bank of America Corp., 5.420%, 3/15/2017	3,771,159
25,627,000	Bank of America Corp., MTN, 3.300%, 1/11/2023	25,431,056
100,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	98,862
11,000,000	Bank of America Corp., MTN, 5.000%, 5/13/2021	12,120,702
17,249,000	Bank of America NA, 5.300%, 3/15/2017	18,119,902
1,056,000	Barclays Bank PLC, 6.050%, 12/04/2017, 144A	1,142,008
2,173,000	Bear Stearns Cos., Inc. (The), 4.650%, 7/02/2018	2,324,595
370,000	BNP Paribas/Australia, 7.000%, 5/24/2016, (AUD)	266,829
8,994,000	Capital One Financial Corp., 6.150%, 9/01/2016	9,368,528
56,000,000	Citigroup, Inc., 2.500%, 9/26/2018	56,743,624
17,000,000	Citigroup, Inc., 3.500%, 5/15/2023	16,549,415
1,660,000	Citigroup, Inc., 4.500%, 1/14/2022	1,795,433

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Banking — continued
$22,960,000	Citigroup, Inc., 5.130%, 11/12/2019, (NZD)	$15,374,153
5,445,000	Citigroup, Inc., 6.125%, 5/15/2018	6,018,549
44,910,000	Citigroup, Inc., 6.250%, 6/29/2017, (NZD)	30,091,039
21,855,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.875%, 2/08/2022	23,017,620
5,265,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.950%, 11/09/2022	5,287,729
86,800,000	Goldman Sachs Group, Inc. (The), 3.375%, 2/01/2018, (CAD)	67,204,469
1,174,000	Goldman Sachs Group, Inc. (The), 6.450%, 5/01/2036	1,370,543
112,330,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	134,000,479
6,645,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	7,412,385
4,467,000	HBOS PLC, 6.000%, 11/01/2033, 144A	4,967,224
700,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	709,083
70,245,000	JPMorgan Chase & Co., 4.125%, 12/15/2026	69,967,111
36,745,000	JPMorgan Chase & Co., 4.250%, 11/02/2018, (NZD)	23,900,902
2,950,000	JPMorgan Chase & Co., EMTN, 1.068%, 5/30/2017, (GBP)(c)	4,391,209
16,000,000,000	JPMorgan Chase Bank NA, 7.700%, 6/01/2016, 144A, (IDR)	1,030,334
100,000	Keybank NA, 6.950%, 2/01/2028	127,262
9,787,000	Lloyds Bank PLC, EMTN, 4.570%, 10/13/2015, (CAD)	7,338,453
81,622,000	Lloyds Bank PLC, MTN, 6.500%, 9/14/2020, 144A	94,142,570
103,309,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	118,830,144
40,126,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034(b)	45,407,866
78,200,000	Morgan Stanley, 2.125%, 4/25/2018	78,660,520
4,250,000	Morgan Stanley, 3.450%, 11/02/2015	4,259,596
1,845,000	Morgan Stanley, 4.350%, 9/08/2026	1,854,494
30,000,000	Morgan Stanley, 4.750%, 11/16/2018, (AUD)	21,849,065
56,867,000	Morgan Stanley, 5.500%, 7/24/2020	63,841,908
5,900,000	Morgan Stanley, 5.750%, 1/25/2021	6,728,808
151,076,000	Morgan Stanley, 7.600%, 8/08/2017, (NZD)	102,982,556
60,800,000	Morgan Stanley, 8.000%, 5/09/2017, (AUD)	45,785,468
550,000	Morgan Stanley, EMTN, 5.750%, 2/14/2017, (GBP)	879,162
24,100,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	17,250,084
20,695,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	20,945,679
38,206,000	Morgan Stanley, Series F, GMTN, 5.625%, 9/23/2019	42,682,024
2,239,000	Morgan Stanley, Series G & H, GMTN, 5.125%, 11/30/2015, (GBP)	3,408,567
2,875,000	National City Bank of Indiana, 4.250%, 7/01/2018	3,054,250
8,638,000	National City Corp., 6.875%, 5/15/2019	9,957,843
700,000	Santander Central Hispano Issuances Ltd., 7.250%, 11/01/2015	702,603
16,175,000	Santander Holdings USA, Inc., 4.625%, 4/19/2016	16,482,001
1,800,000	Santander Issuances SAU, 5.911%, 6/20/2016, 144A	1,842,993
3,300,000	Standard Chartered Bank, 6.400%, 9/26/2017, 144A	3,551,130

		1,296,120,026

	Brokerage — 0.9%
50,270,000	Jefferies Group LLC, 5.125%, 1/20/2023	50,369,183
19,498,000	Jefferies Group LLC, 6.250%, 1/15/2036	18,388,349
8,760,000	Jefferies Group LLC, 6.450%, 6/08/2027	9,088,281

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Brokerage — continued
$1,693,000	Jefferies Group LLC, 6.875%, 4/15/2021	$1,902,685

		79,748,498

	Building Materials — 1.3%
10,942,000	Masco Corp., 5.850%, 3/15/2017	11,407,035
6,616,000	Masco Corp., 6.125%, 10/03/2016	6,864,232
6,058,000	Masco Corp., 6.500%, 8/15/2032	6,209,450
28,539,000	Masco Corp., 7.125%, 3/15/2020	32,891,197
5,725,000	Masco Corp., 7.750%, 8/01/2029	6,397,688
9,300,000	Odebrecht Finance Ltd., 8.250%, 4/25/2018, 144A, (BRL)	1,303,337
284,000	Owens Corning, 6.500%, 12/01/2016	303,064
41,379,000	Owens Corning, 7.000%, 12/01/2036	48,467,223

		113,843,226

	Cable Satellite — 1.2%
17,832,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	14,984,893
13,630,000	Time Warner Cable, Inc., 4.125%, 2/15/2021	14,009,200
2,800,000	Time Warner Cable, Inc., 4.500%, 9/15/2042	2,213,745
4,101,000	Time Warner Cable, Inc., 5.850%, 5/01/2017	4,340,265
64,548,000	Time Warner Cable, Inc., 6.750%, 7/01/2018	71,825,593

		107,373,696

	Chemicals — 0.5%
50,500,000	INVISTA Finance LLC, 4.250%, 10/15/2019, 144A	48,732,500

	Construction Machinery — 0.1%
6,787,000	Toro Co., 6.625%, 5/01/2037(b)	7,829,802

	Consumer Products — 0.2%
7,458,000	Hasbro, Inc., 6.600%, 7/15/2028	8,558,510
5,525,000	Newell Rubbermaid, Inc., 4.000%, 12/01/2024	5,616,748

		14,175,258

	Diversified Manufacturing — 0.2%
1,395,000	Ingersoll-Rand Global Holding Co. Ltd., 6.875%, 8/15/2018	1,572,247
11,754,000	Snap-on, Inc., 6.700%, 3/01/2019	13,518,558

		15,090,805

	Electric — 2.4%
29,767,079	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	32,994,247
8,906,393	Bruce Mansfield Unit Pass Through Trust, 6.850%, 6/01/2034	9,219,186
9,066,000	Cleveland Electric Illuminating Co. (The), 5.700%, 4/01/2017	9,603,514
30,430,000	EDP Finance BV, 4.125%, 1/15/2020, 144A	30,844,335
7,215,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	7,507,207
4,491,000	Empresa Nacional de Electricidad S.A., 7.875%, 2/01/2027	5,843,016
40,453,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	45,899,106
9,007,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	11,260,813
5,077,043	Mackinaw Power LLC, 6.296%, 10/31/2023, 144A(b)	5,578,147
50,026,000	Southwestern Electric Power Co., 6.450%, 1/15/2019	56,903,875

		215,653,446

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Finance Companies — 4.5%
$66,384,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	$74,516,040
3,500,000	GE Capital Australia Funding Pty Ltd., 7.000%, 10/08/2015, (AUD)	2,459,088
1,874,000	GE Capital Australia Funding Pty Ltd., MTN, 6.000%, 3/15/2019, (AUD)	1,448,410
35,580,000	General Electric Capital Corp., GMTN, 4.250%, 1/17/2018, (NZD)	23,221,576
14,225,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	9,400,511
51,370,000	General Electric Capital Corp., Series A, GMTN, 5.500%, 2/01/2017, (NZD)	33,815,850
5,305,000	General Electric Capital Corp., Series A, MTN, 0.589%, 5/13/2024(c)	4,967,602
18,830,000	International Lease Finance Corp., 4.625%, 4/15/2021	18,924,150
13,365,000	International Lease Finance Corp., 5.875%, 4/01/2019	14,053,297
1,322,000	International Lease Finance Corp., 5.875%, 8/15/2022	1,407,930
3,565,000	International Lease Finance Corp., 7.125%, 9/01/2018, 144A	3,921,143
90,196,000	Navient LLC, 5.500%, 1/25/2023	71,536,252
62,425(††)	Navient LLC, 6.000%, 12/15/2043	1,070,381
1,785,000	Navient LLC, MTN, 4.625%, 9/25/2017	1,752,647
8,895,000	Navient LLC, MTN, 7.250%, 1/25/2022	7,783,125
641,000	Navient LLC, MTN, 8.000%, 3/25/2020	613,757
15,792,000	Navient LLC, Series A, MTN, 5.000%, 6/15/2018	15,081,360
19,496,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033(b)	12,623,660
14,625,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	13,729,219
18,597,000	Springleaf Finance Corp., 5.250%, 12/15/2019	18,178,567
48,285,000	Springleaf Finance Corp., 7.750%, 10/01/2021	51,544,237
19,414,000	Springleaf Finance Corp., 8.250%, 10/01/2023	21,161,260

		403,210,062

	Government Guaranteed — 0.4%
12,910,000	Instituto de Credito Oficial, EMTN, 4.530%, 3/17/2016, (CAD)	9,793,606
4,000,000	Japan Bank for International Cooperation (Japan), 2.300%, 3/19/2018, (CAD)	3,070,813
31,142,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	21,475,127

		34,339,546

	Government Owned – No Guarantee — 0.7%
3,720,000	Abu Dhabi National Energy Co. PJSC, 6.500%, 10/27/2036, 144A	4,557,000
36,975,000	Abu Dhabi National Energy Co. PJSC, 7.250%, 8/01/2018, 144A	41,707,060
12,575,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	10,907,039
7,565,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	4,633,563
1,000,000	Telekom Malaysia Berhad, 7.875%, 8/01/2025, 144A	1,297,391

		63,102,053

	Health Insurance — 0.0%
1,569,000	Cigna Corp., 7.875%, 5/15/2027	2,111,557
1,174,000	Cigna Corp., (Step to 8.080% on 1/15/2023), 8.300%, 1/15/2033(d)	1,549,876

		3,661,433

	Healthcare — 1.9%
7,692,000	Boston Scientific Corp., 6.000%, 1/15/2020	8,626,540
7,374,000	Covidien International Finance S.A., 6.000%, 10/15/2017	8,053,079
9,459,000	Express Scripts, Inc., 7.250%, 6/15/2019	11,021,958
6,440,000	HCA, Inc., 4.750%, 5/01/2023	6,462,540

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Healthcare — continued
$57,155,000	HCA, Inc., 5.250%, 4/15/2025	$58,369,544
1,055,000	HCA, Inc., 5.375%, 2/01/2025	1,044,450
802,000	HCA, Inc., 5.875%, 3/15/2022	860,145
52,905,000	HCA, Inc., 5.875%, 5/01/2023	54,888,937
2,936,000	HCA, Inc., 7.050%, 12/01/2027	3,038,760
4,119,000	HCA, Inc., 7.500%, 12/15/2023	4,592,685
1,282,000	HCA, Inc., 7.500%, 11/06/2033	1,352,510
3,807,000	HCA, Inc., 7.690%, 6/15/2025	4,225,770
4,164,000	HCA, Inc., 8.360%, 4/15/2024	4,809,420
1,199,000	HCA, Inc., MTN, 7.580%, 9/15/2025	1,312,905
3,068,000	HCA, Inc., MTN, 7.750%, 7/15/2036	3,252,080
2,200,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	1,980,000

		173,891,323

	Home Construction — 0.1%
9,200,000	PulteGroup, Inc., 6.000%, 2/15/2035	9,016,000
3,567,000	PulteGroup, Inc., 6.375%, 5/15/2033	3,665,093

		12,681,093

	Independent Energy — 1.0%
8,105,000	Continental Resources, Inc., 3.800%, 6/01/2024	6,573,909
610,000	Continental Resources, Inc., 4.500%, 4/15/2023	529,709
9,787,000	EQT Corp., 8.125%, 6/01/2019	11,499,187
60,038,000	Equitable Resources, Inc., 6.500%, 4/01/2018	64,933,258
7,240,000	Newfield Exploration Co., 5.625%, 7/01/2024	6,841,800

		90,377,863

	Integrated Energy — 0.1%
7,700,000	Reliance Holdings USA, Inc., 5.400%, 2/14/2022, 144A	8,402,094

	Life Insurance — 1.3%
1,475,000	American International Group, Inc., 4.875%, 6/01/2022	1,627,592
600,000	AXA S.A., EMTN, (fixed rate to 10/16/2019, variable rate thereafter), 6.772%, (GBP)(e)	960,747
5,900,000	AXA S.A., EMTN, (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)	7,216,817
15,000,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A	17,431,470
9,063,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A	11,557,844
26,914,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	41,702,059
6,440,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A	7,447,493
2,872,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	3,411,152
14,489,000	Penn Mutual Life Insurance Co. (The), 7.625%, 6/15/2040, 144A	19,439,573
4,732,000	Unum Group, 7.125%, 9/30/2016	4,988,995

		115,783,742

	Local Authorities — 2.0%
37,829,000	New South Wales Treasury Corp., 3.500%, 3/20/2019, (AUD)	27,784,708
152,895,000	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	117,128,273
17,930,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	13,206,773
4,171	Province of Alberta, 5.930%, 9/16/2016, (CAD)	3,239

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Local Authorities — continued
$489,000	Province of Nova Scotia, 6.600%, 6/01/2027, (CAD)	$507,325
29,791,000	Province of Quebec, Canada, Series QC, 6.750%, 11/09/2015, (NZD)	19,117,757

		177,748,075

	Lodging — 0.6%
52,516,000	Choice Hotels International, Inc., 5.700%, 8/28/2020	56,257,765
100,000	Wyndham Worldwide Corp., 6.000%, 12/01/2016	104,859

		56,362,624

	Media Entertainment — 0.4%
4,482,000	21st Century Fox America, Inc., 8.150%, 10/17/2036	6,056,455
358,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	17,885,112
5,000,000	iHeartCommunications, Inc., 9.000%, 3/01/2021	4,201,250
1,805,000	R.R. Donnelley & Sons Co., 6.500%, 11/15/2023	1,696,700
4,445,000	R.R. Donnelley & Sons Co., 7.875%, 3/15/2021	4,622,800
3,616,000	Viacom, Inc., 6.125%, 10/05/2017	3,908,893

		38,371,210

	Metals & Mining — 2.4%
1,689,997	1839688 Alberta ULC, PIK, 14.000%, 2/13/2020(b)(f)(g)	540,799
15,000,000	Alcoa, Inc., 5.400%, 4/15/2021	15,375,000
15,060,000	Alcoa, Inc., 5.870%, 2/23/2022	15,511,800
45,700,000	Alcoa, Inc., 5.900%, 2/01/2027	44,100,500
5,505,000	Alcoa, Inc., 5.950%, 2/01/2037	4,954,500
5,804,000	Alcoa, Inc., 6.750%, 1/15/2028	5,978,120
430,000	ArcelorMittal, 6.250%, 3/01/2021	387,804
4,085,000	ArcelorMittal, 7.000%, 2/25/2022	3,717,350
47,920,000	ArcelorMittal, 7.500%, 3/01/2041	38,575,600
19,365,000	ArcelorMittal, 7.750%, 10/15/2039	15,782,475
20,625,000	Barminco Finance Pty Ltd., 9.000%, 6/01/2018, 144A	15,004,687
15,701,000	Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc., 6.500%, 11/15/2020	14,160,418
4,612,000	United States Steel Corp., 6.650%, 6/01/2037	3,276,826
31,210,000	United States Steel Corp., 7.000%, 2/01/2018	28,010,975
3,655,000	Vale Overseas Ltd., 6.875%, 11/21/2036	2,869,541
4,893,000	Worthington Industries, Inc., 6.500%, 4/15/2020	5,569,893

		213,816,288

	Midstream — 2.4%
650,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	564,043
3,328,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	3,859,864
14,300,000	IFM U.S. Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	15,621,935
14,660,000	Kinder Morgan Energy Partners LP, 3.500%, 9/01/2023	12,970,069
3,105,000	Kinder Morgan Energy Partners LP, 5.300%, 9/15/2020	3,295,684
7,461,000	Kinder Morgan Energy Partners LP, 5.800%, 3/01/2021	7,932,334
303,000	Kinder Morgan Finance Co. LLC, 5.700%, 1/05/2016	306,130
8,715,000	NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	8,279,250
85,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	71,400
46,655,000	ONEOK Partners LP, 4.900%, 3/15/2025	43,439,071
9,899,000	Panhandle Eastern Pipeline Co., 6.200%, 11/01/2017	10,703,205

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Midstream — continued
$47,594,000	Panhandle Eastern Pipeline Co., 7.000%, 6/15/2018	$53,139,320
1,404,000	Panhandle Eastern Pipeline Co., 8.125%, 6/01/2019	1,643,337
1,880,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	1,976,927
15,683,000	Plains All American Pipeline LP/PAA Finance Corp., 6.500%, 5/01/2018	17,261,855
525,000	Regency Energy Partners LP/Regency Energy Finance Corp., 4.500%, 11/01/2023	485,338
4,125,000	Southern Natural Gas Co., 5.900%, 4/01/2017, 144A	4,344,454
19,574,000	Texas Eastern Transmission LP, 6.000%, 9/15/2017, 144A	21,065,343
8,405,000	Williams Partners LP, 3.350%, 8/15/2022	7,582,403

		214,541,962

	Mortgage Related — 0.0%
29,399	FHLMC, 5.000%, 12/01/2031	32,570
4,525	FNMA, 6.000%, 7/01/2029	5,157

		37,727

	Natural Gas — 0.4%
1,745,000	NiSource Finance Corp., 6.125%, 3/01/2022	2,032,557
8,900,000	NiSource Finance Corp., 6.400%, 3/15/2018	9,882,506
21,614,000	NiSource Finance Corp., 6.800%, 1/15/2019	24,736,402

		36,651,465

	Non-Agency Commercial Mortgage-Backed Securities — 1.6%
11,450,000	CDGJ Commercial Mortgage Trust Pass Through Certificates, Series 2014-BXCH, 2.707%, 12/15/2027, 144A(c)	11,379,571
1,066,665	Column Canada Issuer Corp., Series 2006-WEM, Class A1, 4.591%, 1/15/2022, (CAD)	805,622
3,514,000	Column Canada Issuer Corp., Series 2006-WEM, Class A2, 4.934%, 1/15/2022, (CAD)	2,701,870
9,785,000	Commercial Mortgage Trust, Series 2014-FL5, Class SV3, 3.148%, 10/15/2031, 144A(b)(c)	9,764,882
8,515,000	Commercial Mortgage Trust, Series 2014-FL5, Class SV4, 4.348%, 10/15/2031, 144A(b)(c)	8,508,512
69,500,000	Extended Stay America Trust, Series 2013, Class 7-ESH7, 3.902%, 12/05/2031, 144A	69,912,204
8,461,985	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A1, 2.003%, 7/12/2047, 144A, (CAD)	6,377,274
27,000,000	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A2, 2.616%, 7/12/2047, 144A, (CAD)	20,627,029
9,786,870	Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.989%, 8/12/2045, 144A(c)	10,364,843
2,125,000	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.724%, 3/15/2044, 144A(c)	2,254,102

		142,695,909

	Oil Field Services — 0.3%
5,000,000	Nabors Industries, Inc., 5.100%, 9/15/2023	4,412,300
23,338,000	Rowan Cos., Inc., 7.875%, 8/01/2019	23,146,208
587,000	Transocean Ltd., 7.375%, 4/15/2018	557,650

		28,116,158

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Packaging — 0.1%
$5,735,000	Sealed Air Corp., 5.500%, 9/15/2025, 144A	$5,821,025

	Paper — 1.2%
4,365,000	Celulosa Arauco y Constitucion S.A., 7.250%, 7/29/2019	4,972,097
23,225,000	Georgia-Pacific LLC, 5.400%, 11/01/2020, 144A	26,024,960
644,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	860,738
1,031,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	1,481,501
7,049,000	International Paper Co., 8.700%, 6/15/2038	9,475,033
5,270,000	MeadWestvaco Corp., 7.550%, 3/01/2047(b)	6,678,508
4,273,000	MeadWestvaco Corp., 8.200%, 1/15/2030	5,864,564
26,007,000	Weyerhaeuser Co., 6.875%, 12/15/2033	30,979,617
7,374,000	Weyerhaeuser Co., 7.375%, 10/01/2019	8,683,718
13,539,000	Weyerhaeuser Co., 7.375%, 3/15/2032	17,017,372

		112,038,108

	Property & Casualty Insurance — 0.4%
2,740,000	Fidelity National Financial, Inc., 5.500%, 9/01/2022	2,931,340
9,038,000	Liberty Mutual Group, Inc., 6.500%, 3/15/2035, 144A	10,556,239
3,250,000	Loews Corp., 2.625%, 5/15/2023	3,123,881
1,889,000	MBIA Insurance Corp., 11.549%, 1/15/2033, 144A(c)(h)	859,495
5,765,000	Old Republic International Corp., 4.875%, 10/01/2024	6,043,501
7,609,000	Sirius International Group, 6.375%, 3/20/2017, 144A	7,948,803
2,212,000	XLIT Ltd., 6.250%, 5/15/2027	2,635,724
1,043,000	XLIT Ltd., 6.375%, 11/15/2024	1,236,450

		35,335,433

	Railroads — 0.1%
9,787,000	Canadian Pacific Railway Co., 7.250%, 5/15/2019	11,474,700
237,000	Missouri Pacific Railroad Co., 4.750%, 1/01/2030(b)	232,984
1,701,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(b)	1,566,386
191,000	Missouri Pacific Railroad Co., Series A, 4.750%, 1/01/2020(b)	190,998

		13,465,068

	Real Estate Operations/Development — 0.4%
10,276,000	First Industrial LP, 5.950%, 5/15/2017	10,903,319
18,869,000	ProLogis LP, 7.375%, 10/30/2019	21,859,548

		32,762,867

	REITs – Apartments — 0.2%
16,491,000	Camden Property Trust, 5.700%, 5/15/2017	17,557,473

	REITs – Diversified — 0.2%
380,000	Duke Realty LP, 5.950%, 2/15/2017	402,865
18,243,000	Duke Realty LP, 6.500%, 1/15/2018	20,046,448

		20,449,313

	REITs – Health Care — 0.1%
5,972,000	Welltower, Inc., 6.500%, 3/15/2041	7,187,427

	REITs – Office Property — 0.4%
20,817,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	22,157,698

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	REITs – Office Property — continued
$11,306,000	Highwoods Properties, Inc., 7.500%, 4/15/2018	$12,735,587

		34,893,285

	REITs – Shopping Centers — 0.1%
4,893,000	Equity One, Inc., 6.000%, 9/15/2017	5,275,422

	REITs – Single Tenant — 0.4%
8,690,000	Realty Income Corp., 5.750%, 1/15/2021	9,821,255
22,701,000	Realty Income Corp., 6.750%, 8/15/2019	26,279,200

		36,100,455

	Restaurants — 0.1%
10,320,000	Darden Restaurants, Inc., 6.000%, 8/15/2035	10,366,450

	Retailers — 0.4%
1,696,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	1,632,400
5,979,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	4,140,458
5,446,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	3,784,970
10,467,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	12,770,284
8,064,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	9,372,795
3,755,000	Phillips-Van Heusen Corp., 7.750%, 11/15/2023	4,393,350

		36,094,257

	Sovereigns — 0.4%
33,600,000	Republic of Iceland, 5.875%, 5/11/2022, 144A	38,265,226

	Supermarkets — 0.7%
23,950,000	Albertson’s Holdings LLC/Safeway, Inc., 7.750%, 10/15/2022, 144A	25,663,622
1,120,000	Delhaize Group, 5.700%, 10/01/2040	1,184,518
3,269,000	Kroger Co. (The), 6.400%, 8/15/2017	3,560,157
6,595,000	New Albertson’s, Inc., 7.450%, 8/01/2029	6,463,100
7,875,000	New Albertson’s, Inc., 8.000%, 5/01/2031	7,717,500
989,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	850,540
17,290,000	SUPERVALU, Inc., 6.750%, 6/01/2021	16,771,300

		62,210,737

	Supranational — 0.3%
9,640,000	European Investment Bank, MTN, 6.000%, 8/06/2020, (AUD)	7,761,900
12,982,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	8,822,087
58,420,000	International Finance Corp., GMTN, 5.000%, 12/21/2015, (BRL)	14,367,386

		30,951,373

	Technology — 1.6%
4,335,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	4,291,650
1,028,000	Arrow Electronics, Inc., 6.875%, 6/01/2018	1,124,416
1,507,000	Avnet, Inc., 6.625%, 9/15/2016	1,576,117
7,487,000	Corning, Inc., 7.250%, 8/15/2036	9,170,242
7,051,000	Equifax, Inc., 7.000%, 7/01/2037	8,221,988
70,969,000	Ingram Micro, Inc., 5.250%, 9/01/2017	74,980,949
7,795,000	Intuit, Inc., 5.750%, 3/15/2017	8,247,180
16,735,000	KLA-Tencor Corp., 5.650%, 11/01/2034	16,273,683

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Technology — continued
$1,502,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	$1,572,179
1,833,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	2,330,817
5,603,000	Tyco Electronics Group S.A., 6.550%, 10/01/2017	6,139,801
561,000	Xerox Corp., 6.350%, 5/15/2018	619,281
7,110,000	Xerox Corp., 6.750%, 2/01/2017	7,568,538

		142,116,841

	Transportation Services — 0.8%
8,436,000	Erac USA Finance Co., 6.375%, 10/15/2017, 144A	9,212,264
2,824,000	Erac USA Finance Co., 6.700%, 6/01/2034, 144A	3,386,131
47,741,000	Erac USA Finance Co., 7.000%, 10/15/2037, 144A	59,367,461

		71,965,856

	Treasuries — 25.6%
372,145,000	Canadian Government, 0.250%, 5/01/2017, (CAD)	277,640,527
312,405,000	Canadian Government, 1.000%, 8/01/2016, (CAD)	235,032,968
209,501,000	Canadian Government, 1.250%, 9/01/2018, (CAD)	160,161,120
61,795,000	Canadian Government, 1.750%, 9/01/2019, (CAD)	48,231,125
90,055,000	Canadian Government, 2.750%, 9/01/2016, (CAD)	68,853,441
156,655,000	Canadian Government, 3.000%, 12/01/2015, (CAD)	117,865,133
4,159,000	Canadian Government, 4.000%, 6/01/2016, (CAD)	3,188,390
2,755,000(†††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	18,106,528
2,965,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	19,135,737
7,555,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	50,362,183
1,925,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	13,437,718
23,970,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	180,623,703
36,850,000	New Zealand Government Bond, 5.000%, 3/15/2019, (NZD)	25,389,311
109,763,000	New Zealand Government Bond, 6.000%, 12/15/2017, (NZD)	75,364,520
290,574,000	Norway Government Bond, 3.750%, 5/25/2021, 144A, (NOK)	39,262,714
974,276,000	Norway Government Bond, 4.250%, 5/19/2017, 144A, (NOK)	121,315,284
416,760,000	Norway Government Bond, 4.500%, 5/22/2019, 144A, (NOK)	55,668,194
43,590,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	8,191,336
23,848,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	4,872,463
1,040,764,000	Republic of Iceland, 6.000%, 10/13/2016, (ISK)	5,528,935
391,985,000	Republic of Iceland, 7.250%, 10/26/2022, (ISK)	2,252,358
1,195,394,000	Republic of Iceland, 8.750%, 2/26/2019, (ISK)	6,875,097
132,105,000	U.S. Treasury Note, 0.375%, 3/31/2016	132,234,067
110,000,000	U.S. Treasury Note, 0.375%, 4/30/2016	110,104,610
125,000,000	U.S. Treasury Note, 0.500%, 6/30/2016	125,214,875
250,000,000	U.S. Treasury Note, 0.500%, 1/31/2017	250,097,750
150,000,000	U.S. Treasury Note, 0.500%, 3/31/2017	149,974,650

		2,304,984,737

	Wireless — 0.5%
559,910,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	31,561,159
58,200,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	3,317,661
6,373,000	Sprint Capital Corp., 6.875%, 11/15/2028	4,572,627
612,000	Sprint Capital Corp., 8.750%, 3/15/2032	475,830
1,609,000	Sprint Communications, Inc., 6.000%, 11/15/2022	1,210,773

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wireless — continued
$985,000	Sprint Corp., 7.125%, 6/15/2024	$758,056

		41,896,106

	Wirelines — 4.7%
33,710,000	AT&T, Inc., 2.625%, 12/01/2022	32,043,681
26,815,000	AT&T, Inc., 3.000%, 2/15/2022	26,316,536
406,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	391,230
2,936,000	BellSouth Telecommunications LLC, 5.850%, 11/15/2045	2,872,259
62,040,000	CenturyLink, Inc., 6.450%, 6/15/2021	56,766,600
4,990,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	4,116,750
2,708,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	2,051,310
24,103,000	Embarq Corp., 7.995%, 6/01/2036	24,863,691
825,000	Level 3 Financing, Inc., 7.000%, 6/01/2020	853,875
5,200,000	Oi S.A., 9.750%, 9/15/2016, 144A, (BRL)	882,472
8,450,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	5,547,191
18,850,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	16,125,398
2,755,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	2,327,975
4,370,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	4,610,350
3,469,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	3,191,480
333,000	Qwest Corp., 6.500%, 6/01/2017	355,544
12,308,000	Qwest Corp., 6.875%, 9/15/2033	11,882,956
4,668,000	Qwest Corp., 7.200%, 11/10/2026	4,675,936
9,077,000	Qwest Corp., 7.250%, 9/15/2025	10,126,564
9,474,000	Qwest Corp., 7.250%, 10/15/2035	9,380,302
46,411,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	42,930,175
23,660,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	22,654,450
525,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	578,555
975,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	1,089,428
14,375,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	16,857,864
4,100,000	Telefonica Emisiones SAU, EMTN, 5.289%, 12/09/2022, (GBP)	6,847,061
9,100,000	Telefonica Emisiones SAU, EMTN, 5.375%, 2/02/2026, (GBP)	15,364,062
14,137,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	11,071,141
54,665,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	45,388,950
32,509,000	Verizon Communications, Inc., 2.450%, 11/01/2022	30,699,614
2,642,000	Verizon New England, Inc., 7.875%, 11/15/2029	3,377,633
2,095,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	2,284,195

		418,525,228

	Total Non-Convertible Bonds (Identified Cost $8,084,712,233)	7,890,469,635

Convertible Bonds — 4.8%
	Consumer Products — 0.1%
3,905,000	Euronet Worldwide, Inc., 1.500%, 10/01/2044, 144A	4,776,303

	Midstream — 0.4%
45,925,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	39,495,500

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Property & Casualty Insurance — 0.9%
$72,915,000	Old Republic International Corp., 3.750%, 3/15/2018	$84,216,825

	Technology — 3.4%
35,120,000	Intel Corp., 2.950%, 12/15/2035	42,648,850
137,016,000	Intel Corp., 3.250%, 8/01/2039	206,722,890
11,515,000	Lam Research Corp., Series B, 1.250%, 5/15/2018	14,436,931
367,170	Liberty Media LLC, 3.500%, 1/15/2031	328,335
45,525,000	Priceline Group, Inc. (The), 0.900%, 9/15/2021, 144A	44,756,766

		308,893,772

	Total Convertible Bonds (Identified Cost $343,436,993)	437,382,400

Municipals — 1.0%
	District of Columbia — 0.2%
14,680,000	Metropolitan Washington Airports Authority, 7.462%, 10/01/2046	18,891,398

	Illinois — 0.6%
24,640,000	State of Illinois, 5.100%, 6/01/2033	23,082,752
33,395,000	State of Illinois, Series B, 5.520%, 4/01/2038	29,657,098

		52,739,850

	Michigan — 0.0%
2,275,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	1,973,904

	Ohio — 0.1%
5,075,000	Buckeye Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/01/2047	4,186,165

	Virginia — 0.1%
13,605,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	10,435,987

	Total Municipals (Identified Cost $87,760,418)	88,227,304

	Total Bonds and Notes (Identified Cost $8,515,909,644)	8,416,079,339

Senior Loans — 0.5%
	Finance Companies — 0.4%
19,990,283	AWAS Finance Luxembourg 2012 S.A., New Term Loan, 3.500%, 7/16/2018(c)	19,877,937
13,390,562	AWAS Finance Luxembourg S.A.R.L., Term Loan B, 3.500%, 6/10/2016(c)	13,332,045

		33,209,982

	Supermarkets — 0.1%
9,003,549	Supervalu, Inc., Refi Term Loan B, 4.500%, 3/21/2019(c)	9,007,331

	Total Senior Loans (Identified Cost $42,376,679)	42,217,313

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Investment Grade Bond Fund – (continued)

Shares	Description	Value (†)
Common Stocks — 3.9%
	Automobiles — 0.6%
4,063,816	Ford Motor Co.	$55,145,983

	Electronic Equipment, Instruments & Components — 3.3%
17,550,000	Corning, Inc.	300,456,000

	Total Common Stocks (Identified Cost $261,481,587)	355,601,983

Preferred Stocks — 0.2%
	Metals & Mining — 0.0%
340,285	ArcelorMittal, 6.000%	2,797,143

	Midstream — 0.0%
43,031	Chesapeake Energy Corp., 5.000%	2,167,686

	REITs – Diversified — 0.2%
258,873	Weyerhaeuser Co., Series A, 6.375%	12,350,831

	Total Preferred Stocks (Identified Cost $25,066,559)	17,315,660

Principal Amount (‡)
Short-Term Investments — 0.6%
$51,756,899	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2015 at 0.010% to be repurchased at $51,756,913 on 10/01/2015 collateralized by $3,825,000 U.S. Treasury Note, 1.750% due 3/31/2022 valued at $3,825,000; $28,470,000 U.S. Treasury Note, 0.625% due 9/30/2017 valued at $28,434,413; $20,435,000 U.S. Treasury Note, 1.375% due 5/31/2020 valued at $20,537,175 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $51,756,899)	51,756,899

	Total Investments — 98.8% (Identified Cost $8,896,591,368)(a)	8,882,971,194
	Other assets less liabilities — 1.2%	105,810,163

	Net Assets — 100.0%	$8,988,781,357

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2015, the net unrealized depreciation on investments based on a cost of $9,009,882,985 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$669,480,642
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(796,392,433)

	Net unrealized depreciation	$(126,911,791)

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Investment Grade Bond Fund – (continued)

(b)	Illiquid security. At September 30, 2015, the value of these securities amounted to $155,438,752 or 1.7% of net assets. Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures. See Note 2 of Notes to Financial Statements.
(c)	Variable rate security. Rate as of September 30, 2015 is disclosed.
(d)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(e)	Perpetual bond with no specified maturity date.
(f)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities. For the period ended September 30, 2015, interest payments were made in additional debt securities.
(g)	Fair valued by the Fund’s adviser. At September 30, 2015, the value of this security amounted to $540,799 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(h)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the value of Rule 144A holdings amounted to $1,492,171,361 or 16.6% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts
REMIC	Real Estate Mortgage Investment Conduit

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Investment Grade Bond Fund – (continued)

Industry Summary at September 30, 2015

Treasuries	25.6%
Banking	14.4
Technology	5.0
Finance Companies	4.9
Wirelines	4.7
Electronic Equipment, Instruments & Components	3.3
Midstream	2.8
ABS Other	2.7
Airlines	2.5
Metals & Mining	2.4
Electric	2.4
Local Authorities	2.0
Other Investments, less than 2% each	25.5
Short-Term Investments	0.6

Total Investments	98.8
Other assets less liabilities	1.2

Net Assets	100.0%

Currency Exposure Summary at September 30, 2015

United States Dollar	71.8%
Canadian Dollar	12.3
New Zealand Dollar	4.4
Mexican Peso	3.7
Australian Dollar	2.8
Norwegian Krone	2.3
Other, less than 2% each	1.5

Total Investments	98.8
Other assets less liabilities	1.2

Net Assets	100.0%

See accompanying notes to financial statements.

27  |

Statement of Assets and Liabilities

September 30, 2015

ASSETS
Investments at cost	$8,896,591,368
Net unrealized depreciation	(13,620,174)

Investments at value	8,882,971,194
Cash	2,183,604
Foreign currency at value (identified cost $17,235,815)	17,406,361
Receivable for Fund shares sold	13,960,673
Receivable for securities sold	14,411,371
Dividends and interest receivable	98,676,750

TOTAL ASSETS	9,029,609,953

LIABILITIES
Payable for Fund shares redeemed	36,241,048
Management fees payable (Note 5)	3,011,770
Deferred Trustees’ fees (Note 5)	568,359
Administrative fees payable (Note 5)	327,306
Payable to distributor (Note 5d)	144,296
Other accounts payable and accrued expenses	535,817

TOTAL LIABILITIES	40,828,596

NET ASSETS	$8,988,781,357

NET ASSETS CONSIST OF:
Paid-in capital	$8,979,738,233
Distributions in excess of net investment income	(38,523,098)
Accumulated net realized gain on investments and foreign currency transactions	62,269,869
Net unrealized depreciation on investments and foreign currency translations	(14,703,647)

NET ASSETS	$8,988,781,357

See accompanying notes to financial statements.

|  28

Statement of Assets and Liabilities (continued)

September 30, 2015

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$1,628,215,572

Shares of beneficial interest	146,640,671

Net asset value and redemption price per share	$11.10

Offering price per share (100/95.50 of net asset value) (Note 1)	$11.62

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$136,543

Shares of beneficial interest	12,352

Net asset value and offering price per share	$11.05

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$1,219,686,844

Shares of beneficial interest	110,888,150

Net asset value and offering price per share	$11.00

Class N shares:
Net assets	$21,850,818

Shares of beneficial interest	1,967,524

Net asset value, offering and redemption price per share	$11.11

Class Y shares:
Net assets	$6,081,536,345

Shares of beneficial interest	547,344,600

Net asset value, offering and redemption price per share	$11.11

Admin Class shares:
Net assets	$37,355,235

Shares of beneficial interest	3,371,231

Net asset value, offering and redemption price per share	$11.08

See accompanying notes to financial statements.

29  |

Statement of Operations

For the Year Ended September 30, 2015

INVESTMENT INCOME
Interest	$429,804,226
Dividends	11,546,121

441,350,347

Expenses
Management fees (Note 5)	41,910,112
Service and distribution fees (Note 5)	19,326,303
Administrative fees (Note 5)	4,468,550
Trustees’ fees and expenses (Note 5)	157,880
Transfer agent fees and expenses (Notes 5 and 6)	12,394,235
Audit and tax services fees	68,045
Custodian fees and expenses	522,959
Legal fees	120,796
Registration fees	329,933
Shareholder reporting expenses	730,540
Miscellaneous expenses	198,927

Total expenses	80,228,280
Less waiver and/or expense reimbursement (Note 5)	(476)

Net expenses	80,227,804

Net investment income	361,122,543

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	9,927,890
Foreign currency transactions	(7,626,844)
Net change in unrealized appreciation (depreciation) on:
Investments	(838,142,132)
Foreign currency translations	298,597

Net realized and unrealized loss on investments and foreign currency transactions	(835,542,489)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(474,419,946)

See accompanying notes to financial statements.

|  30

Statement of Changes in Net Assets

	Year Ended September 30, 2015	Year Ended September 30, 2014
FROM OPERATIONS:
Net investment income	$361,122,543	$381,334,880
Net realized gain on investments and foreign currency transactions	2,301,046	165,435,720
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(837,843,535)	37,179,796

Net increase (decrease) in net assets resulting from operations	(474,419,946)	583,950,396

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(56,457,196)	(97,103,740)
Class B	(75,127)	(240,518)
Class C	(32,106,690)	(55,536,557)
Class N	(471,295)	(146,112)
Class Y	(223,960,105)	(267,549,875)
Admin Class	(810,779)	(853,378)
Net realized capital gains
Class A	(19,188,288)	(61,443,747)
Class B	(40,831)	(193,236)
Class C	(14,769,296)	(42,676,071)
Class N	(70,374)	(71,304)
Class Y	(69,414,542)	(149,212,926)
Admin Class	(286,059)	(529,493)

Total distributions	(417,650,582)	(675,556,957)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(525,645,130)	159,293,101

Net increase (decrease) in net assets	(1,417,715,658)	67,686,540
NET ASSETS
Beginning of the year	10,406,497,015	10,338,810,475

End of the year	$8,988,781,357	$10,406,497,015

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(38,523,098)	$17,386,896

See accompanying notes to financial statements.

31  |

Financial Highlights

For a share outstanding throughout each period.

	Class A
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$12.11	$12.22	$12.76	$12.12	$12.56

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.40	0.46	0.48	0.51	0.57
Net realized and unrealized gain (loss)	(0.95)	0.26	(0.30)	0.86	(0.15)

Total from Investment Operations	(0.55)	0.72	0.18	1.37	0.42

LESS DISTRIBUTIONS FROM:
Net investment income	(0.34)	(0.51)	(0.60)	(0.62)	(0.60)
Net realized capital gains	(0.12)	(0.32)	(0.12)	(0.11)	(0.26)

Total Distributions	(0.46)	(0.83)	(0.72)	(0.73)	(0.86)

Net asset value, end of the period	$11.10	$12.11	$12.22	$12.76	$12.12

Total return(b)	(4.72)%	6.04%	1.34%	11.74%	3.47%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,628,216	$1,932,847	$2,431,718	$2,960,119	$2,705,810
Net expenses	0.83%	0.83%	0.83%	0.84%	0.81%
Gross expenses	0.83%	0.83%	0.83%	0.84%	0.81%
Net investment income	3.38%	3.75%	3.85%	4.17%	4.56%
Portfolio turnover rate	23%	19%	30%	19%	19%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  32

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class B
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$12.04	$12.16	$12.70	$12.06	$12.50

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.31	0.37	0.39	0.42	0.47
Net realized and unrealized gain (loss)	(0.94)	0.24	(0.31)	0.86	(0.14)

Total from Investment Operations	(0.63)	0.61	0.08	1.28	0.33

LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	(0.41)	(0.50)	(0.53)	(0.51)
Net realized capital gains	(0.12)	(0.32)	(0.12)	(0.11)	(0.26)

Total Distributions	(0.36)	(0.73)	(0.62)	(0.64)	(0.77)

Net asset value, end of the period	$11.05	$12.04	$12.16	$12.70	$12.06

Total return(b)	(5.46)%	5.17%	0.57%	10.96%	2.70%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$137	$5,220	$7,972	$12,507	$13,549
Net expenses	1.58%	1.58%	1.58%	1.59%	1.56%
Gross expenses	1.58%	1.58%	1.58%	1.59%	1.56%
Net investment income	2.58%	3.02%	3.09%	3.42%	3.81%
Portfolio turnover rate	23%	19%	30%	19%	19%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.

See accompanying notes to financial statements.

33  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class C
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$12.00	$12.11	$12.66	$12.03	$12.47

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.31	0.36	0.39	0.42	0.47
Net realized and unrealized gain (loss)	(0.94)	0.27	(0.32)	0.85	(0.14)

Total from Investment Operations	(0.63)	0.63	0.07	1.27	0.33

LESS DISTRIBUTIONS FROM:
Net investment income	(0.25)	(0.42)	(0.50)	(0.53)	(0.51)
Net realized capital gains	(0.12)	(0.32)	(0.12)	(0.11)	(0.26)

Total Distributions	(0.37)	(0.74)	(0.62)	(0.64)	(0.77)

Net asset value, end of the period	$11.00	$12.00	$12.11	$12.66	$12.03

Total return(b)	(5.40)%	5.29%	0.50%	10.91%	2.71%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,219,687	$1,524,806	$1,746,822	$2,281,142	$2,091,834
Net expenses	1.58%	1.58%	1.58%	1.59%	1.56%
Gross expenses	1.58%	1.58%	1.58%	1.59%	1.56%
Net investment income	2.63%	3.00%	3.10%	3.42%	3.81%
Portfolio turnover rate	23%	19%	30%	19%	19%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  34

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class N
	Year Ended September 30, 2015	Year Ended September 30, 2014		Period Ended September 30, 2013*
Net asset value, beginning of the period	$12.11	$12.22		$12.66

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.44	0.50		0.34
Net realized and unrealized gain (loss)	(0.93)	0.26		(0.46)

Total from Investment Operations	(0.49)	0.76		(0.12)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.39)	(0.55)		(0.32)
Net realized capital gains	(0.12)	(0.32)		—

Total Distributions	(0.51)	(0.87)		(0.32)

Net asset value, end of the period	$11.11	$12.11		$12.22

Total return	(4.28)%	6.41%		(0.95	)%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$21,851	$6,101		$41
Net expenses	0.47%	0.47	%(c)	0.65	%(d)(e)
Gross expenses	0.47%	0.47	%(c)	0.78	%(e)
Net investment income	3.78%	4.07%		4.18	%(e)
Portfolio turnover rate	23%	19%		30%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(c)	Includes fee/expense recovery of less than 0.01%.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

35  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class Y
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$12.12	$12.23	$12.77	$12.13	$12.56

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.43	0.49	0.52	0.54	0.60
Net realized and unrealized gain (loss)	(0.95)	0.26	(0.31)	0.86	(0.14)

Total from Investment Operations	(0.52)	0.75	0.21	1.40	0.46

LESS DISTRIBUTIONS FROM:
Net investment income	(0.37)	(0.54)	(0.63)	(0.65)	(0.63)
Net realized capital gains	(0.12)	(0.32)	(0.12)	(0.11)	(0.26)

Total Distributions	(0.49)	(0.86)	(0.75)	(0.76)	(0.89)

Net asset value, end of the period	$11.11	$12.12	$12.23	$12.77	$12.13

Total return	(4.47)%	6.30%	1.60%	12.01%	3.81%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$6,081,536	$6,911,938	$6,130,700	$6,817,911	$4,887,742
Net expenses	0.58%	0.59%	0.58%	0.59%	0.56%
Gross expenses	0.58%	0.59%	0.58%	0.59%	0.56%
Net investment income	3.63%	3.99%	4.11%	4.41%	4.81%
Portfolio turnover rate	23%	19%	30%	19%	19%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

|  36

Financial Highlights (continued)

For a share outstanding throughout each period.

	Admin Class
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$12.09	$12.20	$12.74	$12.11	$12.55

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.37	0.43	0.45	0.48	0.54
Net realized and unrealized gain (loss)	(0.95)	0.26	(0.30)	0.85	(0.15)

Total from Investment Operations	(0.58)	0.69	0.15	1.33	0.39

LESS DISTRIBUTIONS FROM:
Net investment income	(0.31)	(0.48)	(0.57)	(0.59)	(0.57)
Net realized capital gains	(0.12)	(0.32)	(0.12)	(0.11)	(0.26)

Total Distributions	(0.43)	(0.80)	(0.69)	(0.70)	(0.83)

Net asset value, end of the period	$11.08	$12.09	$12.20	$12.74	$12.11

Total return	(4.95)%	5.79%	1.10%	11.41%	3.26%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$37,355	$25,585	$21,557	$15,968	$5,967
Net expenses	1.08%	1.09%	1.08%	1.09%	1.07%
Gross expenses	1.08%	1.09%	1.08%	1.09%	1.07%
Net investment income	3.14%	3.49%	3.62%	3.89%	4.32%
Portfolio turnover rate	23%	19%	30%	19%	19%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

37  |

Notes to Financial Statements

September 30, 2015

1.  Organization.  Loomis Sayles Funds II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in these financial statements pertains to Loomis Sayles Investment Grade Bond Fund (the “Fund”).

The Fund is a diversified investment company.

The Fund offers Class A, Class C, Class N, Class Y and Admin Class shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares are sold with a maximum front-end sales charge of 4.50%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are primarily intended for employer-sponsored retirement plans. Class Y shares are intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Class N and Admin Class shares are offered exclusively through intermediaries.

See Note 11 for changes that take effect subsequent to September 30, 2015.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees for Class A, Class B, Class C and Admin Class and, for Class A, Class B, Class C, Class Y and Admin Class, collectively, and Class N, individually, transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

|  38

Notes to Financial Statements (continued)

September 30, 2015

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements, except as disclosed in Note 11.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service, or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

39  |

Notes to Financial Statements (continued)

September 30, 2015

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time a Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

As of September 30, 2015, securities of the Fund included in net assets (reflected at absolute value) were fair valued as follows:

Illiquid securities[1]	Percentage of Net Assets	Other fair valued securities[2]	Percentage of Net Assets
$155,438,752	1.7%	$540,799	Less than 0.1%

[1]	Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures.
[2]	Fair valued by the Fund’s adviser.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of

|  40

Notes to Financial Statements (continued)

September 30, 2015

investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statement of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Fund has net losses, reduce the amount of income available to be distributed by the Fund.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statement of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statement of Operations, may be characterized as ordinary income and may, if the Fund has net losses, reduce the amount of income available to be distributed by the Fund.

During the year ended September 30, 2015, the amount of income available to be distributed by the Fund was reduced by $127,094,662 as a result of losses arising from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a

41  |

Notes to Financial Statements (continued)

September 30, 2015

foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

No forward foreign currency contracts were held by the Fund during the year ended September 30, 2015.

e.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of September 30, 2015 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statement of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statement of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statement of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statement of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statement of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to the Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statement of Assets and Liabilities and are recorded as a realized gain when received.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and

|  42

Notes to Financial Statements (continued)

September 30, 2015

tax purposes of items such as foreign currency gains and losses, paydown gains and losses, capital gain distributions received, premium amortization, deferred Trustees’ fees, contingent payment debt instruments and convertible bonds. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statement of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to wash sales, deferred Trustees’ fees, convertible bonds, defaulted and/or non-income producing securities, premium amortization and contingent payment debt instruments. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Fund’s fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2015 and 2014 was as follows:

2015 Distributions Paid From:			2014 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$313,881,192	$103,769,390	$417,650,582	$423,122,747	$252,434,210	$675,556,957

Differences between these amounts and those reported in the Statement of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$31,760,997
Undistributed long-term capital gains	97,186,598

Total undistributed earnings	128,947,595

Unrealized appreciation/(depreciation)
Investments	461,702,545
Foreign currency translations	(580,295,234)

Total unrealized depreciation	(118,592,689)

Total accumulated earnings	$10,354,906

g.  Repurchase Agreements.  The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including

43  |

Notes to Financial Statements (continued)

September 30, 2015

interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of September 30, 2015, the Fund had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes.

h.  Securities Lending.  The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent.

For the year ended September 30, 2015, the Fund did not loan securities under this agreement.

i.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

|  44

Notes to Financial Statements (continued)

September 30, 2015

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

45  |

Notes to Financial Statements (continued)

September 30, 2015

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2015, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$141,630,496	$101,483,141	(b)	$243,113,637
Finance Companies	1,070,381	402,139,681	—		403,210,062
Metals & Mining	—	213,275,489	540,799	(c)	213,816,288
Non-Agency Commercial Mortgage-Backed Securities	—	124,422,515	18,273,394	(b)	142,695,909
All Other Non-Convertible Bonds(a)	—	$6,887,633,739	—		6,887,633,739

Total Non-Convertible Bonds	1,070,381	7,769,101,920	120,297,334		7,890,469,635

Convertible Bonds(a)	—	437,382,400	—		437,382,400
Municipals(a)	—	88,227,304	—		88,227,304

Total Bonds and Notes	1,070,381	8,294,711,624	120,297,334		8,416,079,339

Senior Loans(a)	—	42,217,313	—		42,217,313
Common Stocks(a)	355,601,983	—	—		355,601,983
Preferred Stocks(a)	15,147,974	2,167,686	—		17,315,660
Short-Term Investments	—	51,756,899	—		51,756,899

Total	$371,820,338	$8,390,853,522	$120,297,334		$8,882,971,194

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.
(c)	Fair valued by the Fund’s adviser.

A preferred stock valued at $4,217,042 was transferred from Level 1 to Level 2 during the period ended September 30, 2015. At September 30, 2014, this security was valued at the last sale price. At September 30, 2015, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service.

All transfers are recognized as of the beginning of the reporting period.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2014 and/or September 30, 2015:

|  46

Notes to Financial Statements (continued)

September 30, 2015

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Other	$121,211,469	$—	$20,377	$35,613	$—
Airlines	272,473,977	—	4,108,302	(5,395,161)	—
Metals & Mining	1,720,500	16,708	376	(537,732)	1,624,375
Non-Agency Commercial Mortgage-Backed Securities	—	—	—	(58,786)	18,332,180

Total	$395,405,946	$16,708	$4,129,055	$(5,956,066)	$19,956,555

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2015
Bonds and Notes
Non-Convertible Bonds
ABS Other	$(4,700,590)	$—	$(15,083,728)	$101,483,141	$344,658
Airlines	(35,406,107)	—	(235,781,011)	—	—
Metals & Mining	(2,283,428)	—	—	540,799	(1,091,448)
Non-Agency Commercial Mortgage-Backed Securities	—	—	—	18,273,394	(58,786)

Total	$(42,390,125)	$—	$(250,864,739)	$120,297,334	$(805,576)

Debt securities valued at $250,864,739 were transferred from Level 3 to Level 2 during the period ended September 30, 2015. At September 30, 2014, these securities were

47  |

Notes to Financial Statements (continued)

September 30, 2015

valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At September 30, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

4.  Purchases and Sales of Securities.  For the year ended September 30, 2015, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were $1,338,616,577 and $1,399,732,791, respectively. Purchases and sales of U.S. Government/Agency securities (excluding short-term investments and including paydowns) were $1,024,871,539 and $1,151,798,143, respectively.

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.40% of the first $15 billion of the Fund’s average daily net assets and 0.38% of the Fund’s average daily net assets in excess of $15 billion, calculated daily and payable monthly.

Loomis Sayles has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. This undertaking is in effect until January 31, 2016, may be terminated before then only with the consent of the Fund’s Board of Trustees, and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended September 30, 2015, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class B	Class C	Class N	Class Y	Admin Class
0.95%	1.70%	1.70%	0.65%	0.70%	1.20%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

|  48

Notes to Financial Statements (continued)

September 30, 2015

For the year ended September 30, 2015, the management fees for the Fund were $41,910,112 (effective rate of 0.40% of average daily net assets).

No expenses were recovered during the year ended September 30, 2015 under the terms of the expense limitation agreement.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plan”), a Distribution and Service Plan relating to the Fund’s Class B and Class C shares (the “Class B and Class C Plans”), and a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Class A Plan, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B and Class C shares.

Under the Admin Class Plan, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Admin Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

49  |

Notes to Financial Statements (continued)

September 30, 2015

In addition, the Admin Class shares of the Fund may pay NGAM Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2015, the service and distribution fees for the Fund were as follows:

Service Fees				Distribution Fees
Class A	Class B	Class C	Admin Class	Class B	Class C	Admin Class
$4,799,919	$6,327	$3,585,436	$79,665	$18,982	$10,756,309	$79,665

c.  Administrative Fees.  NGAM Advisors, L.P. (“NGAM Advisors”) provides certain administrative services for the Fund and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, the Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2015, the administrative fees for the Fund were $4,468,550.

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Fund and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. These services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Fund’s transfer agent. Accordingly, the Fund has agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Fund’s Board of Trustees, which is based on fees for similar services paid to the Fund’s transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2015, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statement of Operations) for the Fund were $11,946,647.

|  50

Notes to Financial Statements (continued)

September 30, 2015

As of September 30, 2015, the Fund owes NGAM Distribution $144,296 in reimbursements for sub-transfer agent fees (which are reflected in the Statement of Assets and Liabilities as payable to distributor).

Sub-transfer agent fees attributable to Class A, Class B, Class C, Class Y and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution were $267,772 for the year ended September 30, 2015.

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $5,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Gateway Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

51  |

Notes to Financial Statements (continued)

September 30, 2015

g.  Affiliated Ownership.  As of September 30, 2015, Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of the Fund representing 0.07% of the Fund’s net assets.

Investment activities of affiliated shareholders could have material impacts on the Fund.

h.  Reimbursement of Transfer Agent Fees and Expenses.  NGAM Advisors has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares. This undertaking is in effect through January 31, 2016 and is not subject to recovery under the expense limitation agreement described above.

For the year ended September 30, 2015, NGAM Advisors reimbursed the Fund $476 for transfer agency expenses related to Class N shares.

6.  Class-Specific Transfer Agent Fees and Expenses.  For the year ended September 30, 2015, the Fund incurred the following class-specific expenses (including sub-transfer agent fees, where applicable):

	Class A	Class B	Class C	Class N	Class Y	Admin Class
Transfer Agent Fees and Expenses	$2,274,758	$2,935	$1,698,450	$476	$8,379,683	$37,933

Transfer agent fees and expenses attributable to Class A, Class B, Class C, Class Y and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

7.  Line of Credit.  The Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participates in a $150,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2015, the Fund had no borrowings under this agreement.

Prior to April 16, 2015, the committed unsecured line of credit was $200,000,000 with an individual limit of $125,000,000 for each Fund that participated in the line of credit. In addition, the commitment fee was 0.10% per annum, payable at the end of each calendar quarter.

|  52

Notes to Financial Statements (continued)

September 30, 2015

8.  Concentration of Risk.  The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

9.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Fund. As of September 30, 2015, based on management’s evaluation of the shareholder account base, the Fund had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 5)	Total Percentage of Ownership
1	18.48%	0.07%	18.55%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Fund does not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

10.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	50,766,517	$600,413,342	61,980,287	$757,402,370
Issued in connection with the reinvestment of distributions	5,370,833	63,307,123	11,402,236	137,522,730
Redeemed	(69,121,484)	(805,049,363)	(112,771,964)	(1,382,727,194)

Net change	(12,984,134)	$(141,328,898)	(39,389,441)	$(487,802,094)

Class B
Issued from the sale of shares	2,376	$27,982	12,684	$152,583
Issued in connection with the reinvestment of distributions	6,685	78,892	22,585	270,690
Redeemed	(430,116)	(5,024,441)	(257,679)	(3,138,970)

Net change	(421,055)	$(4,917,567)	(222,410)	$(2,715,697)

53  |

Notes to Financial Statements (continued)

September 30, 2015

10.  Capital Shares (continued).

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Class C
Issued from the sale of shares	12,852,371	$151,180,866	13,814,441	$167,086,533
Issued in connection with the reinvestment of distributions	2,611,403	30,561,859	5,186,123	61,978,474
Redeemed	(31,658,857)	(365,540,475)	(36,110,742)	(436,564,015)

Net change	(16,195,083)	$(183,797,750)	(17,110,178)	$(207,499,008)

Class N
Issued from the sale of shares	1,864,131	$22,024,796	549,445	$6,730,576
Issued in connection with the reinvestment of distributions	46,286	540,713	17,975	217,415
Redeemed	(446,650)	(5,162,629)	(67,008)	(816,584)

Net change	1,463,767	$17,402,880	500,412	$6,131,407

Class Y
Issued from the sale of shares	185,813,381	$2,194,472,200	207,507,155	$2,542,512,176
Issued in connection with the reinvestment of distributions	22,378,908	263,725,134	30,655,508	370,436,791
Redeemed	(231,275,254)	(2,685,801,589)	(169,118,479)	(2,066,048,547)

Net change	(23,082,965)	$(227,604,255)	69,044,184	$846,900,420

Admin Class
Issued from the sale of shares	2,406,562	$28,067,886	1,285,768	$15,672,285
Issued in connection with the reinvestment of distributions	43,693	512,939	46,748	562,942
Redeemed	(1,195,940)	(13,980,365)	(982,879)	(11,957,154)

Net change	1,254,315	$14,600,460	349,637	$4,278,073

Increase (decrease) from capital share transactions	(49,965,155)	$(525,645,130)	13,172,204	$159,293,101

11.  Subsequent Event.  On September 10, 2015, the Board of Trustees approved the following changes: (i) the early conversion of all of the Fund’s remaining Class B shares into Class A shares, effective at the close of business on January 11, 2016, (ii) a reduction of the maximum sales charge on purchases of Class A shares from 4.50% to 4.25%, effective November 2, 2015, and (iii) a broadening of eligibility requirements for Class N shares to include investors with an initial minimum investment of $1,000,000, effective November 2, 2015.

|  54

Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds II and Shareholders of Loomis Sayles Investment Grade Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Investment Grade Bond Fund, a series of Loomis Sayles Funds II (the “Fund”) at September 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2015

55  |

2015 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2015, 5.30% of dividends distributed by Investment Grade Bond Fund qualify for the dividends received deduction for corporate shareholders.

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the Investment Grade Bond Fund designated $103,769,390 as capital gains distributions for the fiscal year ended September 30, 2015, unless subsequently determined to be different.

Qualified Dividend Income.  For the fiscal year ended September 30, 2015, the Investment Grade Bond Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2015 complete information will be reported in conjunction with Form 1099-DIV.

|  56

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds II (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Fund’s Statement of Additional Information include additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 Chairperson of the Audit Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Contract Review Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Experience on the Board and significant experience on the boards of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

57  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	42 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

|  58

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts (formerly, Chancellor and faculty member, University of Massachusetts Lowell)	42 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	President, Strategic Advisory Services (management consulting)	42 Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

59  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

|  60

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	42 None	Continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President since 2008 and Chief Executive Officer since 2015	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2003	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

61  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s)	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successorg is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

|  62

ANNUAL REPORT

September 30, 2015

Loomis Sayles Strategic Income Fund

Portfolio Review  page 1

Portfolio of Investments  page 12

Financial Statements  page  35

Notes to Financial Statements  page 45

LOOMIS SAYLES STRATEGIC INCOME FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Class A	NEFZX
Daniel J. Fuss, CFA®, CIC	Class B	NEZBX
Elaine M. Stokes	Class C	NECZX
Loomis, Sayles & Company, L.P.	Class N	NEZNX
	Class Y	NEZYX
	Admin Class	NEZAX

Objective

The Fund seeks high current income with a secondary objective of capital growth.

Market Conditions

Falling commodity prices and a strengthening U.S. dollar characterized the reporting period. Commodity prices declined significantly, with oil falling approximately 50%. The U.S. dollar generally advanced versus most currencies due to global divergence of economic growth and central bank policy. Most emerging market currencies declined versus their developed market counterparts, and commodity exporters were the hardest hit.

In the second half of the period, the world’s two largest economies — the U.S. and China — dominated the landscape. Investors generally expected the Federal Reserve (the Fed) to tighten monetary policy in September, but the Fed kept short-term rates unchanged due to global economic and market turbulence triggered by China’s economic slowdown. The market interpreted the Fed’s decision as confirmation of global growth risks, which further strained commodities, emerging markets and other risk assets.

Developed market government bonds posted positive local currency returns, benefiting from investor risk aversion caused by sluggish global demand and commodity price weakness. Pressures from a rising U.S. dollar largely hampered returns for U.S. dollar-based investors. Investment grade corporates underperformed government bonds. However, slower growth in China, commodity price pressures and uncertainty about the Fed rate increase weighed more heavily on high yield and commodity-related bonds.

Performance Results

For the 12 months ended September 30, 2015, Class A shares of the Loomis Sayles Strategic Income Fund returned -6.88% at net asset value. The Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 2.94%.

Explanation of Fund Performance

The Fund’s underperformance was primarily due to our out-of-benchmark allocations, including non-U.S.-dollar-denominated issues, high yield bonds and common stocks. Within the non-U.S.-dollar allocation, positions denominated in the Canadian dollar were the main laggards, hindered by weak oil and energy prices. A volatile commodities environment and weakening growth in China weighed on positions denominated in the New Zealand dollar, Australian dollar and Mexican peso. High yield bonds were generally

1  |

weak during the 12-month period, and our exposure among industrial issues detracted from results. In addition, equity market volatility hurt performance within our common stock and equity-linked allocations. Technology and energy stocks were the primary laggards. The Fund’s significant underweight positioning in the Treasury sector weighed negatively on relative performance; we held short-maturity Treasuries as reserves.

Our underweight allocation to investment grade industrial issues aided relative results. Holdings in the paper and technology industries generally delivered the best performance within this allocation. Though high yield issues were generally poor performers, a small allocation to high yield utilities contributed modestly to Fund performance.

Outlook

We continue to have a positive outlook for the U.S. economy, despite some recent softer data. Steady improvement in employment and consumer sentiment should support consumption trends. We do not believe current low rates reflect the state of the U.S. economy. However, uncertainty about Chinese growth and weakening global economic trends may delay U.S. monetary policy changes. We believe the path for rates, which is likely to be very slow and shallow, is more important than timing. The downside risks to global growth have increased in our view; however, we believe conditions will remain reasonably strong overall.

The steady pace of U.S. economic growth should support risk assets, and we are maintaining exposure to corporate bonds. We view the investment grade and high yield markets as being distorted by global, not U.S., factors, and spread widening over the past 12 months has significantly improved valuations.

Risk profiles in non-U.S. markets should continue to be driven by oil prices, a strengthening U.S. dollar and central bank action. We are monitoring cheaper non-U.S.-dollar asset valuations, but we remain cautious. Since we do not see a positive catalyst at this point, we think it is too early to add exposure.

Our long-term themes remain intact, and we believe we are well positioned for this market environment. We have been investing away from the benchmark in sectors with low or negative correlations to U.S. rates. We are using portfolio flexibility to identify attractive income opportunities, broaden diversification and maintain a higher level of reserves. Our antidote for highly volatile markets is a patient, selective approach that seeks to capture value when investors are mispricing risk.

|  2

LOOMIS SAYLES STRATEGIC INCOME FUND

Growth of $10,000 Investment in Class A Shares5

September 30, 2005 through September 30, 2015

3  |

Average Annual Total Returns — September 30, 20155

	1 Year	5 Years	10 Years	Life of Class N

Class A (Inception 5/1/95)
NAV	-6.88%	5.36%	6.42%	—%
With 4.50% Maximum Sales Charge[6]	-11.08	4.40	5.93	—

Class B (Inception 5/1/95)
NAV	-7.62	4.57	5.62	—
With CDSC[2]	-12.02	4.23	5.62	—

Class C (Inception 5/1/95)
NAV	-7.60	4.57	5.62	—
With CDSC[2]	-8.48	4.57	5.62	—

Class N (Inception 2/1/13)
NAV	-6.58	—	—	2.43

Class Y (Inception 12/1/99)
NAV	-6.65	5.63	6.69	—

Admin Class (Inception 2/1/10)[1]
NAV	-7.13	5.11	6.13	—

Comparative Performance
Barclays U.S. Aggregate Bond Index[3]	2.94	3.10	4.64	2.15
Barclays U.S. Universal Bond Index[4]	2.33	3.36	4.80	2.15

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

2	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3	Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

4	Barclays U.S. Universal Bond Index is an unmanaged index that covers U.S. dollar-denominated taxable bonds, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Effective November 2, 2015, the maximum sales charge on purchases of Class A shares was reduced to 4.25%. See Note 10 of Notes to Financial Statements.

|  4

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that it will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Fund’s website at ngam.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12 months ended June 30, 2015 is available from the Fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

5  |

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and ongoing costs, including management fees, distribution fees (12b-1 fees) and/or service fees, and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2015 through September 30, 2015. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 =8.60) and multiply the result by the number in Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

|  6

LOOMIS SAYLES STRATEGIC INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2015	ENDING ACCOUNT VALUE 9/30/2015	EXPENSES PAID DURING PERIOD* 4/1/2015 – 9/30/2015
Class A
Actual	$1,000.00	$929.70	$4.55
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.76
Class B
Actual	$1,000.00	$925.80	$8.11
Hypothetical (5% return before expenses)	$1,000.00	$1,016.65	$8.49
Class C
Actual	$1,000.00	$926.00	$8.16
Hypothetical (5% return before expenses)	$1,000.00	$1,016.60	$8.54
Class N
Actual	$1,000.00	$931.20	$3.00
Hypothetical (5% return before expenses)	$1,000.00	$1,021.96	$3.14
Class Y
Actual	$1,000.00	$930.90	$3.34
Hypothetical (5% return before expenses)	$1,000.00	$1,021.61	$3.50
Admin Class
Actual	$1,000.00	$928.40	$5.75
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.02

*	Expenses are equal to the Fund's annualized expense ratio: 0.94%, 1.68%, 1.69%, 0.62%, 0.69% and 1.19% for Class A, B, C, N, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

7  |

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on the Fund’s advisory agreement (the “Agreement”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreement to determine whether to recommend that the full Board approve the continuation of the Agreement, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreement.

In connection with these meetings, the Trustees receive materials that the Fund’s investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmarks, (ii) information on the Fund’s advisory fee and other expenses, including information comparing the Fund’s expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of a peer group of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Fund, (iv) information about the profitability of the Agreement to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) the Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Fund’s shares and the related costs, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Fund’s portfolio managers in the Fund or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Fund’s investment performance and the fees charged to the Fund for advisory and other services. This information generally includes, among other things, an internal performance rating for the Fund based on agreed-upon criteria, graphs showing the Fund’s performance and fee differentials against the Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings

|  8

for various periods comparing the Fund against similarly categorized funds. The portfolio management team for the Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and if the Fund is identified as presenting possible performance concerns it may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about the Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreement at its meeting held in June 2015. The Agreement was continued for a one-year period for the Fund. In considering whether to approve the continuation of the Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Fund, but also the monitoring and oversight services provided by NGAM Advisors, L.P. (“NGAM Advisors”). They also considered the administrative services provided by NGAM Advisors and its affiliates to the Fund. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information that compared the performance of the Fund to the performance of a peer group and category of funds and the Fund’s performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Fund using a variety of performance metrics, including metrics that also measured the performance of the Fund on a risk adjusted basis. The Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreement, that the performance of the

9  |

Fund and the Adviser and/or other relevant factors supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s advisory fee and total expense levels to those of its peer group and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating the Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund, as well as the need for the Adviser to offer competitive compensation and to expend additional resources as the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that the Fund has an expense cap in place, and the Trustees considered that the current expenses are below the cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Fund, and information about the allocation of expenses used to calculate profitability. The Trustees also considered information about investments the Adviser had made to support the Fund’s investment strategy. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Fund, the expense levels of the Fund, whether the Adviser had implemented breakpoints and/or expense caps with respect to the Fund and the overall profit margin of the Adviser compared to other investment managers.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee charged to the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Fund through breakpoints in its investment advisory fee or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps

|  10

for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted the Fund is subject to breakpoints in its advisory fee. The Trustees further noted that the Fund was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Fund, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of the Fund.

•

Whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Fund.

•	Plans for maintaining continuity of portfolio management where that was thought to be a potential issue.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreement and under a separate agreement covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the benefits to the parent company of NGAM Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Fund’s advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreement should be continued through June 30, 2016.

11  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Strategic Income Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 70.6% of Net Assets
Non-Convertible Bonds — 63.1%
	ABS Car Loan — 0.0%
$4,093,750	Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class B, 5.110%, 3/20/2017, 144A	$4,133,586

	ABS Other — 0.5%
21,886,191	GCA2014 Holdings Ltd., Series 2014-1, Class C, 6.000%, 1/05/2030, 144A(b)(c)	21,886,191
7,957,381	GCA2014 Holdings Ltd., Series 2014-1, Class D, 7.500%, 1/05/2030, 144A(b)(c)	7,957,381
42,000,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, Zero Coupon, 1/05/2030, 144A(b)(c)(d)	24,000,834
12,486,910	Global Container Assets Ltd., Series 2015-1A, Class B, 4.500%, 2/05/2030, 144A	12,636,215

		66,480,621

	Aerospace & Defense — 0.8%
620,000	Bombardier, Inc., 7.350%, 12/22/2026, 144A, (CAD)	347,865
11,800,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	7,906,000
16,246,000	KLX, Inc., 5.875%, 12/01/2022, 144A	15,804,271
22,548,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	21,646,080
20,755,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	21,896,525
5,310,000	Textron Financial Corp., (fixed rate to 2/15/2017, variable rate thereafter), 6.000%, 2/15/2067, 144A	4,261,275
24,513,000	TransDigm, Inc., 6.500%, 7/15/2024	23,038,543
17,765,000	TransDigm, Inc., 6.500%, 5/15/2025, 144A	16,699,100

		111,599,659

	Airlines — 3.0%
13,620,000	Air Canada, 7.625%, 10/01/2019, 144A, (CAD)	10,843,949
4,614,033	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	4,740,919
174,725,000	American Airlines Group, Inc., 5.500%, 10/01/2019, 144A	176,646,975
13,146,340	American Airlines Pass Through Trust, Series 2013-1, Class A, 4.000%, 1/15/2027	13,355,893
2,389,246	American Airlines Pass Through Trust, Series 2013-1, Class B, 5.625%, 1/15/2021, 144A	2,426,135
10,288,467	American Airlines Pass Through Trust, Series 2013-2, Class C, 6.000%, 1/15/2017, 144A	10,577,984
2,823,638	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	2,922,946
21,015,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	21,803,062
283,816	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	291,791
954,674	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	1,007,182
529,569	Continental Airlines Pass Through Trust, Series 1999-2, Class B, 7.566%, 9/15/2021	540,160

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Airlines — continued
$1,128,292	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	$1,195,990
1,811,595	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	1,897,646
1,063,631	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	1,066,290
4,141,463	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 10/19/2023	4,369,243
13,656,810	Continental Airlines Pass Through Trust, Series 2009-1, 9.000%, 1/08/2018	14,350,030
3,173,232	Continental Airlines Pass Through Trust, Series 2012-1, Class B, 6.250%, 10/11/2021	3,308,095
814,665	Northwest Airlines, Inc., Series 2002-1, Class G2, (MBIA insured), 6.264%, 5/20/2023	847,741
14,395,474	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	15,339,817
351,439	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	376,672
9,585,000	United Airlines Pass Through Trust, Series 2014-1, Class B, 4.750%, 10/11/2023	9,608,963
10,375,000	United Airlines Pass Through Trust, Series 2014-2, Class B, 4.625%, 3/03/2024	10,323,125
9,905,714	US Airways Pass Through Trust, Series 2010-1B, Class B, 8.500%, 10/22/2018	10,306,003
40,645,067	US Airways Pass Through Trust, Series 2011-1B, Class B, 9.750%, 4/22/2020	46,132,152
6,295,953	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	7,067,207
2,400,341	US Airways Pass Through Trust, Series 2012-1C, Class C, 9.125%, 10/01/2015	2,400,581
4,447,767	US Airways Pass Through Trust, Series 2013-1, Class B, 5.375%, 5/15/2023	4,592,319
48,950,000	Virgin Australia Holdings Ltd., 8.500%, 11/15/2019, 144A	50,296,125
4,996,421	Virgin Australia Pass Through Trust, Series 2013-1B, 6.000%, 4/23/2022, 144A	5,121,332
7,991,978	Virgin Australia Pass Through Trust, Series 2013-1C, 7.125%, 10/23/2018, 144A	8,111,858

		441,868,185

	Automotive — 0.4%
1,220,000	Ford Motor Co., 6.625%, 2/15/2028	1,378,283
2,365,000	Ford Motor Co., 7.125%, 11/15/2025	2,813,449
1,345,000	Ford Motor Co., 7.500%, 8/01/2026	1,624,237
29,265,000	General Motors Financial Co., Inc., 4.375%, 9/25/2021	29,879,038
4,977,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	5,200,965
25,345,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	24,711,375

		65,607,347

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Banking — 5.4%
$29,332,000	Ally Financial, Inc., 8.000%, 11/01/2031	$33,979,362
63,900,000	Banco Santander Brasil S.A., 8.000%, 3/18/2016, 144A, (BRL)	15,312,145
7,045,000	Bank of America Corp., MTN, 3.300%, 1/11/2023	6,991,134
265,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	261,983
1,500,000	Bank of America Corp., Series K, (fixed rate to 1/30/2018, variable rate thereafter), 8.000%(e)	1,567,500
10,000,000	Bank of Nova Scotia, 2.462%, 3/14/2019, (CAD)	7,658,973
57,792,000,000	Barclays Financial LLC, EMTN, 3.500%, 11/29/2016, (KRW)	49,738,273
36,445,000	Citigroup, Inc., 5.130%, 11/12/2019, (NZD)	24,403,789
22,091,000	Citigroup, Inc., 6.250%, 6/29/2017, (NZD)	14,801,629
14,330,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.875%, 2/08/2022	15,092,313
3,450,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.950%, 11/09/2022	3,464,894
25,000,000	Goldman Sachs Group, Inc. (The), 3.550%, 2/12/2021, (CAD)	19,582,990
9,090,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	9,207,952
40,305,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	39,772,893
45,620,000	JPMorgan Chase & Co., 4.250%, 11/02/2018, (NZD)	29,673,674
227,000,000,000	JPMorgan Chase Bank NA, 7.700%, 6/01/2016, 144A, (IDR)	14,617,870
27,555,000	Lloyds Bank PLC, MTN, 6.500%, 9/14/2020, 144A	31,781,854
800,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034(c)	905,306
36,195,000	Morgan Stanley, 4.350%, 9/08/2026	36,381,259
35,325,000	Morgan Stanley, 4.750%, 11/16/2018, (AUD)	25,727,274
185,000,000	Morgan Stanley, 5.000%, 9/30/2021, (AUD)	137,232,685
74,310,000	Morgan Stanley, 7.600%, 8/08/2017, (NZD)	50,654,199
100,265,000	Morgan Stanley, 8.000%, 5/09/2017, (AUD)	75,504,604
950,000	Morgan Stanley, EMTN, 5.750%, 2/14/2017, (GBP)	1,518,553
79,700,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	57,046,959
46,735,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	47,301,101
10,000,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	12,018,070
53,095,000	Morgan Stanley, Series MPLE, 3.125%, 8/05/2021, (CAD)	40,561,477
700,000	Santander Central Hispano Issuances Ltd., 7.250%, 11/01/2015	702,603
1,800,000	Santander Issuances SAU, 5.911%, 6/20/2016, 144A	1,842,993

		805,306,311

	Brokerage — 1.0%
5,000,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.875%, 4/15/2022, 144A	4,550,000
22,540,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.500%, 4/15/2021, 144A	21,074,900
43,025,000	Jefferies Group LLC, 5.125%, 1/20/2023	43,109,889
20,010,000	Jefferies Group LLC, 6.250%, 1/15/2036	18,871,211
15,215,000	Jefferies Group LLC, 6.450%, 6/08/2027	15,785,182
39,040,000	Jefferies Group LLC, 6.875%, 4/15/2021	43,875,260

		147,266,442

	Building Materials — 0.5%
19,945,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A	14,609,713
6,995,000	Masco Corp., 6.500%, 8/15/2032	7,169,875

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Building Materials — continued
$5,320,000	Masco Corp., 7.125%, 3/15/2020	$6,131,300
2,630,000	Masco Corp., 7.750%, 8/01/2029	2,939,025
2,000,000	NCI Building Systems, Inc., 8.250%, 1/15/2023, 144A	2,095,000
32,100,000	Odebrecht Finance Ltd., 8.250%, 4/25/2018, 144A, (BRL)	4,498,615
35,980,000	Owens Corning, 7.000%, 12/01/2036	42,143,374

		79,586,902

	Cable Satellite — 1.2%
850,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2023, 144A	783,615
975,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025, 144A	888,469
3,315,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	3,165,825
4,360,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027, 144A	4,043,900
17,679,000	DISH DBS Corp., 5.875%, 11/15/2024	15,016,101
11,620,000	Intelsat Jackson Holdings S.A., 5.500%, 8/01/2023	9,586,500
3,995,000	Intelsat Luxembourg S.A., 6.750%, 6/01/2018	3,405,737
28,785,000	Intelsat Luxembourg S.A., 7.750%, 6/01/2021	18,998,100
16,000,000	Intelsat Luxembourg S.A., 8.125%, 6/01/2023	10,400,000
25,270,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	21,235,321
4,835,000	Time Warner Cable, Inc., 4.500%, 9/15/2042	3,822,662
135,000	Time Warner Cable, Inc., 5.875%, 11/15/2040	128,497
44,800,000	UPC Holding BV, 6.375%, 9/15/2022, 144A, (EUR)	53,313,369
11,275,000	Videotron Ltd., 5.625%, 6/15/2025, 144A, (CAD)	8,448,857
7,000,000	Virgin Media Finance PLC, 6.000%, 10/15/2024, 144A	6,737,500
20,300,000	VTR Finance BV, 6.875%, 1/15/2024, 144A	18,422,250

		178,396,703

	Chemicals — 2.3%
19,810,000	Aruba Investments, Inc., 8.750%, 2/15/2023, 144A	19,810,000
99,610,000	Chemours Co. (The), 6.625%, 5/15/2023, 144A	66,987,725
18,370,000	Chemours Co. (The), 7.000%, 5/15/2025, 144A	12,078,275
85,854,000	Consolidated Energy Finance S.A., 6.750%, 10/15/2019, 144A	81,132,030
20,000,000	Eco Services Operations LLC/Eco Finance Corp., 8.500%, 11/01/2022, 144A	17,800,000
20,070,000	Hercules, Inc., 6.500%, 6/30/2029	18,514,575
26,164,000	Hexion, Inc., 7.875%, 2/15/2023(c)	13,866,920
6,010,000	Hexion, Inc., 8.875%, 2/01/2018	4,808,000
8,757,000	Hexion, Inc., 9.200%, 3/15/2021(c)	5,670,157
16,660,000	Hexion, Inc./Hexion Nova Scotia Finance ULC, 9.000%, 11/15/2020	9,996,000
90,205,000	INVISTA Finance LLC, 4.250%, 10/15/2019, 144A	87,047,825
885,000	TPC Group, Inc., 8.750%, 12/15/2020, 144A	756,675

		338,468,182

	Construction Machinery — 0.1%
1,425,000	Joy Global, Inc., 6.625%, 11/15/2036	1,331,926
5,105,000	United Rentals North America, Inc., 5.750%, 11/15/2024	4,888,038
11,655,000	United Rentals North America, Inc., 7.625%, 4/15/2022	12,354,300

		18,574,264

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Consumer Cyclical Services — 0.1%
$670,000	ServiceMaster Co. LLC (The), 7.100%, 3/01/2018	$676,700
5,500,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	5,527,500

		6,204,200

	Consumer Products — 0.2%
11,545,000	Avon Products, Inc., 8.700%, 3/15/2043	8,173,860
20,395,000	Newell Rubbermaid, Inc., 4.000%, 12/01/2024	20,733,679

		28,907,539

	Electric — 2.0%
5,093,000	AES Corp. (The), 4.875%, 5/15/2023	4,469,108
23,940,000	AES Corp. (The), 5.500%, 3/15/2024	21,222,810
10,185,000	AES Corp. (The), 5.500%, 4/15/2025	9,013,725
40,736,120	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	45,152,486
53,605,030	Bruce Mansfield Unit Pass Through Trust, 6.850%, 6/01/2034	55,487,638
1,680,384	CE Generation LLC, 7.416%, 12/15/2018	1,602,666
35,784,000	DPL, Inc., 6.750%, 10/01/2019	37,125,900
34,530,000	Dynegy, Inc., 7.625%, 11/01/2024	34,875,300
52,140,000	EDP Finance BV, 4.125%, 1/15/2020, 144A	52,849,938
21,005,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	21,855,702
3,570,000	Empresa Nacional de Electricidad S.A., 7.875%, 2/01/2027	4,644,749
555,000	Enersis S.A., 7.400%, 12/01/2016	591,998
534,288	Red Oak Power LLC, Series A, 8.540%, 11/30/2019	566,345

		289,458,365

	Finance Companies — 4.5%
18,527,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	20,796,557
57,000,000	General Electric Capital Corp., GMTN, 4.250%, 1/17/2018, (NZD)	37,201,512
79,035,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	52,229,833
25,320,000	General Electric Capital Corp., Series A, GMTN, 5.500%, 2/01/2017, (NZD)	16,667,653
1,435,000	International Lease Finance Corp., 4.625%, 4/15/2021	1,442,175
10,758,000	International Lease Finance Corp., 5.875%, 8/15/2022	11,457,270
1,215,000	International Lease Finance Corp., 7.125%, 9/01/2018, 144A	1,336,379
4,525,000	International Lease Finance Corp., 8.250%, 12/15/2020	5,294,250
6,095,000	iStar, Inc., 4.875%, 7/01/2018	5,896,913
14,060,000	iStar, Inc., 5.000%, 7/01/2019	13,357,000
23,175,000	iStar, Inc., 5.850%, 3/15/2017	23,638,500
19,240,000	iStar, Inc., 7.125%, 2/15/2018	19,672,900
19,915,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	20,014,575
2,260,000	Navient Corp., 5.875%, 10/25/2024	1,774,100
19,155,000	Navient Corp., MTN, 6.125%, 3/25/2024	15,324,000
23,020,000	Navient LLC, 4.875%, 6/17/2019	20,948,200
22,945,000	Navient LLC, 5.500%, 1/25/2023	18,198,138
109,950(††)	Navient LLC, 6.000%, 12/15/2043	1,885,276
5,910,000	Navient LLC, MTN, 4.625%, 9/25/2017	5,802,881
7,780,000	Navient LLC, MTN, 5.500%, 1/15/2019	7,230,538

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Finance Companies — continued
$17,600,000	Navient LLC, MTN, 7.250%, 1/25/2022	$15,400,000
2,160,000	Navient LLC, MTN, 8.000%, 3/25/2020	2,068,200
14,465,000	Navient LLC, Series A, MTN, 5.000%, 6/15/2018	13,814,075
50,910,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033(c)	32,964,225
39,420,000	Navient LLC, Series A, MTN, 8.450%, 6/15/2018	40,528,490
51,680,000	Springleaf Finance Corp., 5.250%, 12/15/2019	50,517,200
136,835,000	Springleaf Finance Corp., 7.750%, 10/01/2021	146,071,362
55,015,000	Springleaf Finance Corp., 8.250%, 10/01/2023	59,966,350
10,120,000	Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	10,283,944

		671,782,496

	Food & Beverage — 0.1%
12,300,000	DS Services of America, Inc., 10.000%, 9/01/2021, 144A	14,129,625
4,880,000	Shearer’s Foods LLC/Chip Finance Corp., 9.000%, 11/01/2019, 144A	5,172,800

		19,302,425

	Government Owned – No Guarantee — 0.2%
22,160,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	19,220,675
26,120,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	15,998,500

		35,219,175

	Healthcare — 3.4%
2,160,000	BioScrip, Inc., 8.875%, 2/15/2021	1,663,200
2,795,000	HCA Holdings, Inc., 6.250%, 2/15/2021	2,976,675
144,485,000	HCA, Inc., 5.250%, 4/15/2025	147,555,306
9,960,000	HCA, Inc., 5.875%, 3/15/2022	10,682,100
74,561,000	HCA, Inc., 5.875%, 5/01/2023	77,357,038
14,620,000	HCA, Inc., 7.050%, 12/01/2027	15,131,700
20,447,000	HCA, Inc., 7.500%, 12/15/2023	22,798,405
24,215,000	HCA, Inc., 7.500%, 11/06/2033	25,546,825
46,148,000	HCA, Inc., 7.690%, 6/15/2025	51,224,280
32,745,000	HCA, Inc., 8.360%, 4/15/2024	37,820,475
15,815,000	HCA, Inc., MTN, 7.580%, 9/15/2025	17,317,425
9,492,000	HCA, Inc., MTN, 7.750%, 7/15/2036	10,061,520
955,000	Tenet Healthcare Corp., 4.375%, 10/01/2021	931,125
1,495,000	Tenet Healthcare Corp., 4.500%, 4/01/2021	1,472,575
29,130,000	Tenet Healthcare Corp., 5.000%, 3/01/2019	28,183,275
25,530,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	25,338,525
32,559,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	29,303,100

		505,363,549

	Home Construction — 0.7%
3,075,000	Beazer Homes USA, Inc., 7.250%, 2/01/2023	2,821,313
13,360,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021	9,418,800
29,735,000	K. Hovnanian Enterprises, Inc., 8.000%, 11/01/2019, 144A	21,334,862
3,620,000	KB Home, 4.750%, 5/15/2019	3,479,725
47,260,000	PulteGroup, Inc., 6.000%, 2/15/2035	46,314,800
13,190,000	PulteGroup, Inc., 6.375%, 5/15/2033	13,552,725
10,305,000	TRI Pointe Holdings, Inc., 4.375%, 6/15/2019	10,098,900

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Home Construction — continued
$195,000	TRI Pointe Holdings, Inc., 5.875%, 6/15/2024	$191,100

		107,212,225

	Independent Energy — 1.7%
7,550,000	Baytex Energy Corp., 5.125%, 6/01/2021, 144A	6,002,250
6,930,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	5,474,700
15,000,000	Bellatrix Exploration Ltd., 8.500%, 5/15/2020, 144A	11,700,000
1,705,000	Bonanza Creek Energy, Inc., 6.750%, 4/15/2021	1,189,238
4,945,000	California Resources Corp., 5.000%, 1/15/2020	3,180,228
81,805,000	California Resources Corp., 5.500%, 9/15/2021	49,901,050
11,240,000	California Resources Corp., 6.000%, 11/15/2024	6,694,825
1,310,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	854,775
55,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	40,425
7,190,000	Continental Resources, Inc., 3.800%, 6/01/2024	5,831,759
540,000	Continental Resources, Inc., 4.500%, 4/15/2023	468,923
19,290,000	Eclipse Resources Corp., 8.875%, 7/15/2023, 144A	15,528,450
2,990,000	Halcon Resources Corp., 9.250%, 2/15/2022	926,900
9,700,000	Halcon Resources Corp., 9.750%, 7/15/2020	3,298,000
1,975,000	Noble Energy, Inc., 5.625%, 5/01/2021	1,986,850
1,940,000	Oasis Petroleum, Inc., 6.875%, 1/15/2023	1,503,500
1,545,000	Oasis Petroleum, Inc., 7.250%, 2/01/2019	1,363,462
7,170,000	Pan American Energy LLC/Argentine Branch, 7.875%, 5/07/2021, 144A	7,096,149
3,000,000	QEP Resources, Inc., 5.250%, 5/01/2023	2,508,000
12,635,000	QEP Resources, Inc., 6.875%, 3/01/2021	11,624,200
14,844,000	Rex Energy Corp., 6.250%, 8/01/2022	5,937,600
2,343,000	Rex Energy Corp., 8.875%, 12/01/2020	1,218,360
6,250,000	Rice Energy, Inc., 6.250%, 5/01/2022	5,574,250
9,700,000	RSP Permian, Inc., 6.625%, 10/01/2022	9,312,000
17,908,000	Sanchez Energy Corp., 6.125%, 1/15/2023	11,998,360
9,520,000	Sanchez Energy Corp., 7.750%, 6/15/2021	7,044,800
8,241,000	SM Energy Co., 5.000%, 1/15/2024	6,973,946
22,844,000	SM Energy Co., 6.125%, 11/15/2022	21,153,544
801,000	SM Energy Co., 6.500%, 11/15/2021	760,950
2,522,000	SM Energy Co., 6.500%, 1/01/2023	2,345,460
6,283,000	Ultra Petroleum Corp., 5.750%, 12/15/2018, 144A	4,523,760
45,515,000	Ultra Petroleum Corp., 6.125%, 10/01/2024, 144A	25,943,550
10,845,000	Whiting Petroleum Corp., 5.000%, 3/15/2019	9,435,150

		249,395,414

	Industrial Other — 0.2%
7,875,000	AECOM, 5.750%, 10/15/2022, 144A	7,919,336
8,215,000	AECOM, 5.875%, 10/15/2024, 144A	8,276,613
11,370,000	Permian Holdings, Inc., 10.500%, 1/15/2018, 144A	6,310,350
6,880,000	Transfield Services Ltd., 8.375%, 5/15/2020, 144A	7,077,800

		29,584,099

	Integrated Energy — 0.0%
5,385,000	Pacific Exploration and Production Corp., 5.125%, 3/28/2023, 144A	1,857,825

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Integrated Energy — continued
$3,125,000	Pacific Exploration and Production Corp., 5.625%, 1/19/2025, 144A	$1,092,812

		2,950,637

	Life Insurance — 1.0%
4,190,000	American International Group, Inc., 4.875%, 6/01/2022	4,623,464
21,175,000	AXA S.A., (fixed rate to 12/14/2036, variable rate thereafter), 6.379%, 144A(e)	22,564,715
1,000,000	AXA S.A., EMTN, (fixed rate to 10/16/2019, variable rate thereafter), 6.772%, (GBP)(e)	1,601,245
1,350,000	AXA S.A., EMTN, (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)	1,651,306
15,000,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A	17,431,470
1,225,000	Genworth Financial, Inc., (fixed rate to 11/15/2016, variable rate thereafter), 6.150%, 11/15/2066	558,906
3,695,000	Genworth Holdings, Inc., 4.800%, 2/15/2024	2,771,250
27,200,000	Genworth Holdings, Inc., 4.900%, 8/15/2023	21,216,000
10,990,000	Genworth Holdings, Inc., 6.500%, 6/15/2034	8,572,200
1,475,000	MetLife Capital Trust X, 9.250%, 4/08/2068, 144A	2,035,500
8,145,000	MetLife, Inc., 10.750%, 8/01/2069	12,706,200
20,000,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	30,989,120
8,920,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A	10,315,472
3,705,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	4,400,528

		141,437,376

	Local Authorities — 0.9%
95,480,000	New South Wales Treasury Corp., 4.000%, 4/08/2021, (AUD)	72,423,994
82,840,000	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	63,461,239

		135,885,233

	Media Entertainment — 1.0%
111,590,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	5,574,859
64,250,000	iHeartCommunications, Inc., 9.000%, 3/01/2021	53,986,063
33,370,000	iHeartCommunications, Inc., 9.000%, 9/15/2022	27,363,400
7,180,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.250%, 2/15/2022	7,171,025
17,950,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875%, 3/15/2025	18,264,125
27,185,000	R.R. Donnelley & Sons Co., 6.000%, 4/01/2024	25,010,200
2,410,000	R.R. Donnelley & Sons Co., 6.500%, 11/15/2023	2,265,400
3,730,000	R.R. Donnelley & Sons Co., 7.000%, 2/15/2022	3,618,100
5,925,000	R.R. Donnelley & Sons Co., 7.875%, 3/15/2021	6,162,000

		149,415,172

	Metals & Mining — 1.6%
8,202,122	1839688 Alberta ULC, PIK, 14.000%, 2/13/2020(b)(c)(f)	2,624,679
2,000,000	AK Steel Corp., 7.625%, 10/01/2021	1,075,000
3,949,000	Alcoa, Inc., 5.870%, 2/23/2022	4,067,470
5,075,000	Alcoa, Inc., 5.900%, 2/01/2027	4,897,375
1,405,000	Alcoa, Inc., 5.950%, 2/01/2037	1,264,500

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Metals & Mining — continued
$4,330,000	Alcoa, Inc., 6.750%, 1/15/2028	$4,459,900
25,271,000	ArcelorMittal, 7.500%, 3/01/2041	20,343,155
30,695,000	Barminco Finance Pty Ltd., 9.000%, 6/01/2018, 144A	22,330,612
8,705,000	Barrick North America Finance LLC, 5.750%, 5/01/2043	7,412,725
8,625,000	Cliffs Natural Resources, Inc., 4.800%, 10/01/2020	2,630,625
3,980,000	Cliffs Natural Resources, Inc., 4.875%, 4/01/2021	1,213,900
46,334,000	Cliffs Natural Resources, Inc., 6.250%, 10/01/2040	13,436,860
20,408,000	Emeco Pty Ltd., 9.875%, 3/15/2019, 144A	10,714,200
26,350,000	Essar Steel Algoma, Inc., 9.500%, 11/15/2019, 144A	14,492,500
12,315,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	7,635,300
14,645,000	Lundin Mining Corp., 7.500%, 11/01/2020, 144A	14,169,038
51,000,000	Lundin Mining Corp., 7.875%, 11/01/2022, 144A	48,960,000
4,200,000	Rain CII Carbon LLC/CII Carbon Corp., 8.250%, 1/15/2021, 144A	3,360,000
16,135,000	Russel Metals, Inc., 6.000%, 4/19/2022, 144A, (CAD)	11,909,311
11,719,000	United States Steel Corp., 6.650%, 6/01/2037	8,326,350
7,490,000	United States Steel Corp., 6.875%, 4/01/2021	5,692,400
16,435,000	United States Steel Corp., 7.000%, 2/01/2018	14,750,412
10,000,000	Worthington Industries, Inc., 6.500%, 4/15/2020	11,383,390

		237,149,702

	Midstream — 0.3%
8,935,000	IFM U.S. Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	9,760,978
23,179,000	NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	22,020,050
505,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	424,200
12,790,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.000%, 1/15/2018, 144A	12,182,475
3,185,492	Transportadora de Gas del Sur S.A., 9.625%, 5/14/2020, 144A	3,177,528

		47,565,231

	Non-Agency Commercial Mortgage-Backed Securities — 1.0%
2,820,508	Column Canada Issuer Corp., Series 2006-WEM, Class A1, 4.591%, 1/15/2022, (CAD)	2,130,250
2,785,000	Column Canada Issuer Corp., Series 2006-WEM, Class A2, 4.934%, 1/15/2022, (CAD)	2,141,351
27,611,163	Commercial Mortgage Pass Through Certificates, Series 2014-FL4, Class AR1, 1.907%, 5/13/2031, 144A(c)(g)	27,445,414
12,902,000	Commercial Mortgage Pass Through Certificates, Series 2014-FL4, Class AR2, 2.407%, 5/13/2031, 144A(c)(g)	12,820,872
8,622,000	Commercial Mortgage Pass Through Certificates, Series 2014-FL4, Class AR3, 2.857%, 5/13/2031, 144A(c)(g)	8,568,337
16,080,000	Commercial Mortgage Pass Through Certificates, Series 2014-FL4, Class AR4, 3.957%, 5/13/2031, 144A(c)(g)	15,982,394
35,060,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.989%, 8/10/2045(g)	35,178,643
15,530,886	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A1, 2.003%, 7/12/2047, 144A, (CAD)	11,704,667
30,100,000	Motel 6 Trust, Series 2015-M6MZ, Class M, 8.230%, 2/05/2020, 144A(c)	30,346,820

		146,318,748

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Oil Field Services — 0.5%
$19,335,000	FTS International, Inc., 6.250%, 5/01/2022	$5,993,850
7,120,000	Global Marine, Inc., 7.000%, 6/01/2028	4,058,400
5,636,000	Hercules Offshore, Inc., 6.750%, 4/01/2022, 144A(d)	1,127,200
952,000	Hercules Offshore, Inc., 7.500%, 10/01/2021, 144A(d)	190,400
6,101,000	Hercules Offshore, Inc., 8.750%, 7/15/2021, 144A(j)	1,281,210
1,053,000	Hercules Offshore, Inc., 10.250%, 4/01/2019, 144A(d)	221,130
17,482,000	Paragon Offshore PLC, 6.750%, 7/15/2022, 144A	2,272,660
40,403,000	Paragon Offshore PLC, 7.250%, 8/15/2024, 144A	6,312,969
18,385,000	Pioneer Energy Services Corp., 6.125%, 3/15/2022	10,387,525
12,020,000	Precision Drilling Corp., 5.250%, 11/15/2024	9,555,900
594,000	Precision Drilling Corp., 6.500%, 12/15/2021	504,900
2,590,000	Precision Drilling Corp., 6.625%, 11/15/2020	2,259,775
500,000	Sidewinder Drilling, Inc., 9.750%, 11/15/2019, 144A(b)(c)	205,000
39,300,000	Transocean, Inc., 4.300%, 10/15/2022	24,267,750
1,500,000	Transocean, Inc., 6.500%, 11/15/2020	1,147,500
1,320,000	Transocean, Inc., 6.800%, 3/15/2038	818,400
4,355,000	Transocean, Inc., 6.875%, 12/15/2021	3,248,481

		73,853,050

	Packaging — 0.0%
1,180,000	Beverage Packaging Holdings Luxembourg II S.A./Beverage Packaging Holdings II Issuer, Inc., 6.000%, 6/15/2017, 144A	1,154,925
1,560,000	Sealed Air Corp., 5.500%, 9/15/2025, 144A	1,583,400
1,705,000	Signode Industrial Group Lux S.A./Signode Industrial Group U.S., Inc., 6.375%, 5/01/2022, 144A	1,611,225

		4,349,550

	Paper — 0.8%
13,735,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	17,751,911
42,475,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	56,769,961
775,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	1,113,640
4,865,000	MeadWestvaco Corp., 7.950%, 2/15/2031	6,323,143
19,700,000	MeadWestvaco Corp., 8.200%, 1/15/2030	27,037,659
2,840,000	Weyerhaeuser Co., 6.950%, 10/01/2027	3,400,596

		112,396,910

	Property & Casualty Insurance — 0.4%
14,855,000	Hanover Insurance Group, Inc. (The), 6.375%, 6/15/2021	17,165,175
5,640,000	Loews Corp., 2.625%, 5/15/2023	5,421,134
12,510,000	MBIA Insurance Corp., 11.549%, 1/15/2033, 144A(d)(g)	5,692,050
5,140,000	Old Republic International Corp., 4.875%, 10/01/2024	5,388,308
11,200,000	Sirius International Group, 6.375%, 3/20/2017, 144A	11,700,170
3,000,000	Sirius International Group, (fixed rate to 6/30/2017, variable rate thereafter), 7.506%, 144A(e)	3,030,000
17,870,000	XL Group PLC, (fixed rate to 4/15/2017, variable rate thereafter), 6.500%(e)	14,188,780
1,020,000	XLIT Ltd., 6.375%, 11/15/2024	1,209,185

		63,794,802

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Railroads — 0.6%
90,000,000	Hellenic Railways Organization S.A., EMTN, 0.247%, 5/24/2016, (EUR)(c)(g)	$85,481,068
1,153,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)	1,061,754

		86,542,822

	Restaurants — 0.0%
1,330,000	Wagamama Finance PLC, 7.875%, 2/01/2020, 144A, (GBP)	2,105,010

	Retailers — 0.7%
3,325,000	Dillard’s, Inc., 7.000%, 12/01/2028	3,768,907
1,500,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,755,947
425,000	Dillard’s, Inc., 7.875%, 1/01/2023	505,616
10,270,000	Foot Locker, Inc., 8.500%, 1/15/2022(b)	11,273,545
7,490,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	7,209,125
27,224,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	18,852,620
2,510,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	1,744,450
11,000,000	J.C. Penney Corp., Inc., 8.125%, 10/01/2019	11,000,000
12,275,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	14,976,138
6,365,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	7,398,046
3,910,000	Nine West Holdings, Inc., 6.125%, 11/15/2034	1,368,500
24,860,000	Toys “R” Us, Inc., 7.375%, 10/15/2018	15,894,863

		95,747,757

	Sovereigns — 2.3%
317,570,000	Portugal Government International Bond, 5.125%, 10/15/2024, 144A	336,503,523

	Supermarkets — 1.6%
32,456,000	Albertson’s Holdings LLC/Safeway, Inc., 7.750%, 10/15/2022, 144A	34,778,227
79,276,000	New Albertson’s, Inc., 7.450%, 8/01/2029	77,690,480
25,595,000	New Albertson’s, Inc., 7.750%, 6/15/2026	24,443,225
24,085,000	New Albertson’s, Inc., 8.000%, 5/01/2031	23,603,300
5,815,000	New Albertson’s, Inc., 8.700%, 5/01/2030	5,873,150
16,342,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	14,054,120
34,580,000	SUPERVALU, Inc., 6.750%, 6/01/2021	33,542,600
23,400,000	SUPERVALU, Inc., 7.750%, 11/15/2022	23,400,000

		237,385,102

	Supranational — 0.4%
16,375,000	European Bank for Reconstruction & Development, 6.250%, 2/05/2016, (BRL)	4,020,539
250,500,000,000	European Bank for Reconstruction & Development, 7.200%, 6/08/2016, (IDR)	16,176,315
24,450,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	16,615,317
72,900,000	International Finance Corp., GMTN, 5.000%, 12/21/2015, (BRL)	17,928,490

		54,740,661

	Technology — 1.6%
6,475,000	Advanced Micro Devices, Inc., 7.000%, 7/01/2024	4,014,500
2,255,000	Advanced Micro Devices, Inc., 7.750%, 8/01/2020	1,460,112
88,923,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	88,033,770

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Technology — continued
$5,845,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	$5,845,000
34,955,000	Amkor Technology, Inc., 6.375%, 10/01/2022	32,311,528
30,531,000	First Data Corp., 11.750%, 8/15/2021	33,889,410
56,340,000	KLA-Tencor Corp., 4.650%, 11/01/2024	56,299,548
15,170,000	KLA-Tencor Corp., 5.650%, 11/01/2034	14,751,824
2,562,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	2,681,707
195,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	247,959

		239,535,358

	Transportation Services — 0.1%
10,503,000	APL Ltd., 8.000%, 1/15/2024(c)	8,192,340
2,829,266	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 1/02/2016(b)	2,922,631
3,082,034	Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(b)(h)	3,189,905
416,160	Atlas Air Pass Through Trust, Series 1999-1, Class A-1, 7.200%, 7/02/2020(b)	416,160
1,374,422	Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 7/02/2016(b)	1,374,422
2,754,305	Atlas Air Pass Through Trust, Series 1999-1, Class C, 8.770%, 7/02/2012(b)(h)	2,836,934
1,864,358	Atlas Air Pass Through Trust, Series 2000-1, Class B, 9.057%, 7/02/2017(b)	1,892,324

		20,824,716

	Treasuries — 15.8%
201,485,000	Canadian Government, 0.250%, 5/01/2017, (CAD)	150,318,832
352,975,000	Canadian Government, 1.000%, 8/01/2016, (CAD)	265,555,167
317,256,000	Canadian Government, 1.250%, 2/01/2016, (CAD)	238,311,676
29,490,000	Canadian Government, 1.250%, 9/01/2018, (CAD)	22,544,768
80,645,000	Canadian Government, 1.750%, 9/01/2019, (CAD)	62,943,589
89,045,000	Canadian Government, 3.000%, 12/01/2015, (CAD)	66,996,270
6,710,000	Hellenic Republic Government Bond, 3.375%, 7/17/2017, 144A, (EUR)	6,652,905
1,010,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2024, (EUR)(i)	788,749
1,100,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2035, (EUR)(i)	720,497
4,000,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2036, (EUR)(i)	2,591,384
4,455,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2037, (EUR)(i)	2,868,880
5,820,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2038, (EUR)(i)	3,715,251
4,000,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2039, (EUR)(i)	2,544,051
4,680,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2040, (EUR)(i)	2,972,837

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Treasuries — continued
5,970,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2041, (EUR)(i)	$3,805,267
4,000,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2042, (EUR)(i)	2,555,582
9,710,000(†††)	Mexican Fixed Rate Bonds, Series M, 5.000%, 6/15/2017, (MXN)	58,367,641
9,930,439(†††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	61,511,635
4,250,000(†††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	27,932,030
7,740,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	49,952,987
27,224,481(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	181,480,382
3,035,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	21,186,221
21,700,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	163,518,329
252,700,000	New Zealand Government Bond, 5.000%, 3/15/2019, (NZD)	174,107,977
175,365,000	New Zealand Government Bond, 6.000%, 5/15/2021, (NZD)	130,742,534
458,725,000	Norway Government Bond, 3.750%, 5/25/2021, 144A, (NOK)	61,983,483
836,485,000	Norway Government Bond, 4.250%, 5/19/2017, 144A, (NOK)	104,157,770
658,049,000	Norway Government Bond, 4.500%, 5/22/2019, 144A, (NOK)	87,898,069
162,850,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	30,602,409
55,925,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	11,426,220
49,120,000	Republic of Brazil, 12.500%, 1/05/2016, (BRL)	12,210,306
3,842,906,000	Republic of Iceland, 6.000%, 10/13/2016, (ISK)	20,414,981
1,605,660,000	Republic of Iceland, 7.250%, 10/26/2022, (ISK)	9,226,173
4,496,156,000	Republic of Iceland, 8.750%, 2/26/2019, (ISK)	25,858,844
95,000,000	U.S. Treasury Note, 0.375%, 4/30/2016	95,090,345
35,075,000	U.S. Treasury Note, 0.500%, 6/30/2016	35,135,294
150,000,000	U.S. Treasury Note, 0.500%, 3/31/2017	149,974,650

		2,348,663,985

	Wireless — 0.6%
293,000,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	16,515,904
134,600,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	7,672,803
31,041,000	Sprint Capital Corp., 6.875%, 11/15/2028	22,271,917
6,260,000	Sprint Capital Corp., 8.750%, 3/15/2032	4,867,150
21,052,000	Sprint Communications, Inc., 6.000%, 11/15/2022	15,841,630
8,200,000	Sprint Corp., 7.125%, 6/15/2024	6,310,720
23,641,000	Sprint Corp., 7.250%, 9/15/2021	19,356,069

		92,836,193

	Wirelines — 3.6%
4,370,000	Bell Canada, MTN, 6.550%, 5/01/2029, 144A, (CAD)	3,982,905
7,545,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	6,579,613
72,320,000	CenturyLink, Inc., 6.450%, 6/15/2021	66,172,800
765,000	CenturyLink, Inc., 7.650%, 3/15/2042	585,225
7,410,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	6,113,250
2,965,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	2,245,988
350,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	327,250
10,703,000	Consolidated Communications, Inc., 6.500%, 10/01/2022, 144A	9,579,185
17,900,000	Eircom Finance Ltd., 9.250%, 5/15/2020, 144A, (EUR)	21,442,197
5,330,000	Embarq Corp., 7.995%, 6/01/2036	5,498,215

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wirelines — continued
$37,225,000	FairPoint Communications, Inc., 8.750%, 8/15/2019, 144A	$38,714,000
16,755,000	Frontier Communications Corp., 6.250%, 9/15/2021	13,948,537
18,725,000	Frontier Communications Corp., 6.875%, 1/15/2025	14,792,750
38,336,000	Frontier Communications Corp., 7.875%, 1/15/2027	31,435,520
1,120,000	Koninklijke (Royal) KPN NV, EMTN, 5.750%, 3/18/2016, (GBP)	1,726,403
25,745,000	Level 3 Communications, Inc., 5.750%, 12/01/2022	25,262,281
4,667,000	Oi S.A., 5.750%, 2/10/2022, 144A	2,170,155
16,550,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	10,864,616
29,750,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	25,449,899
42,460,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	35,878,700
12,463,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	13,148,465
32,395,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	29,803,400
26,401,000	Qwest Corp., 6.875%, 9/15/2033	25,489,268
3,075,000	Qwest Corp., 7.200%, 11/10/2026	3,080,227
3,999,000	Qwest Corp., 7.250%, 9/15/2025	4,461,400
39,171,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	36,233,175
22,645,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	21,682,587
4,000,000	Telecom Italia SpA, EMTN, 5.250%, 3/17/2055, (EUR)	4,302,972
420,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	492,543
31,690,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	24,817,461
18,600,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	15,443,784
29,552,000	Verizon Communications, Inc., 2.450%, 11/01/2022	27,907,195
3,346,000	Verizon New England, Inc., 7.875%, 11/15/2029	4,277,654
2,080,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	2,267,841
1,225,000	Windstream Services LLC, 7.500%, 6/01/2022	924,875
3,760,000	Windstream Services LLC, 7.500%, 4/01/2023	2,782,400

		539,884,736

	Total Non-Convertible Bonds (Identified Cost $10,505,759,323)	9,369,603,963

Convertible Bonds — 6.1%
	Building Materials — 0.9%
19,486,000	KB Home, 1.375%, 2/01/2019	18,097,623
52,005,000	Lennar Corp., 3.250%, 11/15/2021, 144A	106,967,784
9,592,000	Ryland Group, Inc. (The), 0.250%, 6/01/2019	8,806,655

		133,872,062

	Chemicals — 0.0%
4,305,000	RPM International, Inc., 2.250%, 12/15/2020	4,797,384

	Consumer Cyclical Services — 0.2%
20,848,000	Jarden Corp., 1.125%, 3/15/2034	23,844,900

	Consumer Products — 0.1%
13,670,000	Euronet Worldwide, Inc., 1.500%, 10/01/2044, 144A	16,720,119

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Diversified Manufacturing — 0.1%
$16,727,000	Trinity Industries, Inc., 3.875%, 6/01/2036	$19,727,405

	Healthcare — 0.1%
15,025,000	Hologic, Inc., (accretes to principal after 3/01/2018), 2.000%, 3/01/2042(i)	20,264,969

	Leisure — 0.1%
27,795,000	Rovi Corp., 0.500%, 3/01/2020, 144A	21,436,894

	Midstream — 0.6%
63,121,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	44,815,910
49,165,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	42,281,900

		87,097,810

	Pharmaceuticals — 0.1%
1,195,000	BioMarin Pharmaceutical, Inc., 0.750%, 10/15/2018	1,543,791
1,655,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	2,223,906
1,810,000	Illumina, Inc., 0.250%, 3/15/2016	3,795,344

		7,563,041

	Property & Casualty Insurance — 0.6%
72,915,000	Old Republic International Corp., 3.750%, 3/15/2018	84,216,825

	Technology — 3.3%
7,680,000(††††)	Alcatel-Lucent, Series ALU, 0.125%, 1/30/2020, (EUR)	37,305,498
7,520,000	Brocade Communications Systems, Inc., 1.375%, 1/01/2020, 144A	7,364,900
60,405,000	Ciena Corp., 0.875%, 6/15/2017	59,574,431
7,185,000	Ciena Corp., 3.750%, 10/15/2018, 144A	8,985,741
2,429,000	Intel Corp., 2.950%, 12/15/2035	2,949,717
205,005,000	Intel Corp., 3.250%, 8/01/2039	309,301,294
1,055,000	Lam Research Corp., Series B, 1.250%, 5/15/2018	1,322,706
5,446,925	Liberty Media LLC, 3.500%, 1/15/2031	4,870,820
39,460,000	Nuance Communications, Inc., 1.500%, 11/01/2035	40,619,137
10,415,000	Priceline Group, Inc. (The), 0.900%, 9/15/2021, 144A	10,239,247
11,570,000	Viavi Solutions, Inc., 0.625%, 8/15/2033	10,796,256

		493,329,747

	Total Convertible Bonds (Identified Cost $738,873,680)	912,871,156

Municipals — 1.4%
	District of Columbia — 0.0%
3,850,000	Metropolitan Washington Airports Authority, Series D, 8.000%, 10/01/2047	4,951,023

	Illinois — 0.3%
47,285,000	State of Illinois, 5.100%, 6/01/2033	44,296,588

	Michigan — 0.1%
12,220,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	10,602,683

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Puerto Rico — 0.3%
$63,900,000	Commonwealth of Puerto Rico, GO, Refunding, Series A, 8.000%, 7/01/2035	$47,925,000

	Virginia — 0.7%
123,115,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	94,437,823

	Total Municipals (Identified Cost $229,259,861)	202,213,117

	Total Bonds and Notes (Identified Cost $11,473,892,864)	10,484,688,236

Loan Participations — 0.1%
	ABS Other — 0.1%
13,925,595	Rise Ltd., Series 2014-1, Class B, 6.500%, 2/15/2039(c)(g) (Identified Cost $14,030,037)	13,995,223

Senior Loans — 2.6%
	Automotive — 0.2%
22,193,813	IBC Capital Ltd., 1st Lien Term Loan, 4.750%, 9/09/2021(g)	21,158,028
5,948,124	IBC Capital Ltd., 2nd Lien Term Loan, 8.000%, 9/09/2022(g)	5,620,977

		26,779,005

	Chemicals — 0.3%
4,752,245	Ascend Performance Materials Operations LLC, Term Loan B, 6.750%, 4/10/2018(g)	4,288,901
5,631,795	Emerald Performance Materials LLC, New 1st Lien Term Loan, 4.500%, 8/01/2021(g)	5,589,557
6,147,386	Emerald Performance Materials LLC, New 2nd Lien Term Loan, 7.750%, 8/01/2022(g)	6,075,646
31,355,000	Houghton International, Inc., New 2nd Lien Term Loan, 9.750%, 12/20/2020(g)	31,041,450

		46,995,554

	Construction Machinery — 0.3%
44,226,482	Onsite U.S. Finco LLC, Term Loan, 5.500%, 7/30/2021(g)	41,130,628

	Consumer Cyclical Services — 0.5%
42,193,750	SourceHov LLC, 2014 1st Lien Term Loan, 7.750%, 10/31/2019(g)	38,027,117
43,000,000	SourceHov LLC, 2014 2nd Lien Term Loan, 11.500%, 4/30/2020(g)	36,980,000

		75,007,117

	Consumer Products — 0.1%
13,587,044	Visant Corp., New Term Loan, 7.000%, 9/23/2021(g)	12,477,390

	Diversified Manufacturing — 0.1%
9,930,830	Ameriforge Group, Inc., 1st Lien Term Loan, 5.000%, 12/19/2019(g)	6,777,791
21,863,132	Ameriforge Group, Inc., 2nd Lien Term Loan, 8.750%, 12/19/2020(g)	12,571,301

		19,349,092

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Finance Companies — 0.4%
$60,740,995	iStar Financial, Inc., Add on Term Loan A2, 7.000%, 3/19/2017(g)	$61,955,816

	Financial Other — 0.1%
13,077,085	DBRS Ltd., Term Loan, 6.250%, 3/04/2022(g)	13,044,392

	Industrial Other — 0.0%
4,801,101	Eastman Kodak Co., Exit Term Loan, 7.250%, 9/03/2019(g)	4,589,853

	Media Entertainment — 0.0%
6,537,105	SuperMedia, Inc., Exit Term Loan, 11.600%, 12/30/2016(g)	3,497,351

	Natural Gas — 0.1%
10,114,035	Southcross Holdings Borrower LP, Term Loan B, 6.000%, 8/04/2021(g)	7,366,355

	Oil Field Services — 0.1%
2,618,182	FTS International, Inc., New Term Loan B, 5.750%, 4/16/2021(g)	793,309
5,426,858	Paragon Offshore Finance Co., Term Loan B, 3.750%, 7/18/2021(g)	2,136,825
2,947,848	Petroleum Geo-Services ASA, New Term Loan B, 3.250%, 3/19/2021(g)	2,177,723
2,760,596	UTEX Industries, Inc., 2nd Lien Term Loan 2014, 8.250%, 5/22/2022(g)	2,203,867

		7,311,724

	Other Utility — 0.0%
1,298,000	PowerTeam Services LLC, 2nd Lien Term Loan, 8.250%, 11/06/2020(g)	1,233,100

	Property & Casualty Insurance — 0.0%
2,250,800	CGSC of Delaware Holding Corp., 2nd Lien Term Loan C, 8.250%, 10/16/2020(g)	1,890,672

	Retailers — 0.1%
7,276,773	J.C. Penney Corp., Inc., New Term Loan, 5.000%, 6/20/2019(g)	7,243,008
2,829,809	Toys ‘R’ Us Property Co. I LLC, New Term Loan B, 6.000%, 8/21/2019(g)	2,575,127

		9,818,135

	Technology — 0.1%
4,070,400	Aptean, Inc., 2nd Lien Term Loan, 8.500%, 2/26/2021(g)	3,897,408
9,507,380	IQOR U.S., Inc., 2nd Lien Term Loan, 9.750%, 4/01/2022(g)	7,320,683

		11,218,091

	Transportation Services — 0.0%
4,364,471	OSG Bulk Ships, Inc., Exit Term Loan, 5.250%, 8/05/2019(g)	4,315,370

	Wireless — 0.0%
3,384,615	Asurion LLC, New 2nd Lien Term Loan, 8.500%, 3/03/2021(g)	3,032,615

	Wirelines — 0.2%
17,348,422	Hawaiian Telcom Communications, Inc., Term Loan B, 5.000%, 6/06/2019(g)	17,294,295
14,998,206	Integra Telecom, Inc., 2nd Lien Term Loan, 9.750%, 2/21/2020(g)	14,892,019
1,672,963	LTS Buyer LLC, 2nd Lien Term Loan, 8.000%, 4/12/2021(g)	1,652,050

		33,838,364

	Total Senior Loans (Identified Cost $418,079,323)	384,850,624

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Strategic Income Fund – (continued)

Shares	Description	Value (†)
Common Stocks — 20.3%
	Airlines — 0.0%
38,455	United Continental Holdings, Inc.(d)	$2,040,038

	Automobiles — 2.1%
15,608,933	Ford Motor Co.	211,813,221
3,379,086	General Motors Co.	101,440,162

		313,253,383

	Banks — 0.4%
3,979,932	Bank of America Corp.	62,007,341

	Chemicals — 0.4%
1,364,851	Dow Chemical Co. (The)	57,869,682

	Containers & Packaging — 0.1%
460,656	Owens-Illinois, Inc.(d)	9,544,792

	Diversified Telecommunication Services — 2.0%
283,397	Hawaiian Telcom Holdco, Inc.(d)	5,888,990
607,219	Level 3 Communications, Inc.(d)	26,529,398
2,511,895	Telecom Italia SpA, Sponsored ADR	25,746,924
19,550,590	Telefonica S.A., Sponsored ADR	235,389,103

		293,554,415

	Electric Utilities — 0.0%
94,166	Duke Energy Corp.	6,774,302

	Electronic Equipment, Instruments & Components — 3.7%
32,000,000	Corning, Inc.	547,840,000

	Household Durables — 0.2%
477,725	KB Home	6,473,174
549,450	Lennar Corp., Class A	26,445,028

		32,918,202

	Insurance — 0.8%
1,510,275	Prudential Financial, Inc.	115,098,058

	IT Services — 1.9%
2,000,000	International Business Machines Corp.	289,940,000

	Multi-Utilities — 0.0%
73,618	CMS Energy Corp.	2,600,188

	Oil, Gas & Consumable Fuels — 1.2%
846,398	Chesapeake Energy Corp.	6,204,097
5,351,804	Repsol YPF S.A., Sponsored ADR	62,348,517
2,134,173	Royal Dutch Shell PLC, Sponsored ADR	101,138,459
141,249	Spectra Energy Corp.	3,710,611

		173,401,684

	Pharmaceuticals — 3.4%
8,514,190	Bristol-Myers Squibb Co.	504,040,048

	REITs – Apartments — 0.3%
290,904	Apartment Investment & Management Co., Class A	10,769,266

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Strategic Income Fund – (continued)

Shares	Description	Value (†)
	REITs – Apartments — continued
460,000	Equity Residential	$34,555,200

		45,324,466

	REITs – Diversified — 0.0%
227,043	NexPoint Residential Trust, Inc.	3,033,294

	REITs – Regional Malls — 0.2%
123,159	Simon Property Group, Inc.	22,626,771

	REITs – Shopping Centers — 0.0%
201,557	DDR Corp.	3,099,947
61,579	WP GLIMCHER, Inc.	718,011

		3,817,958

	Semiconductors & Semiconductor Equipment — 3.5%
17,300,541	Intel Corp.	521,438,306

	Trading Companies & Distributors — 0.1%
176,859	United Rentals, Inc.(d)	10,620,383

	Total Common Stocks (Identified Cost $2,590,220,996)	3,017,743,311

Preferred Stocks — 1.6%
Convertible Preferred Stocks — 1.5%
	Banking — 0.2%
19,062	Bank of America Corp., Series L, 7.250%	20,529,774
8,533	Wells Fargo & Co., Series L, Class A, 7.500%	9,966,544

		30,496,318

	Communications — 0.0%
10,483	Cincinnati Bell, Inc., 6.750%	502,869

	Electric — 0.1%
374,593	AES Trust III, 6.750%	18,587,305

	Energy — 0.1%
242,297	El Paso Energy Capital Trust I, 4.750%	11,872,553

	Metals & Mining — 0.5%
906,807	Alcoa, Inc., Series 1, 5.375%	30,287,354
4,549,323	ArcelorMittal, 6.000%	37,395,435
250,639	Cliffs Natural Resources, Inc., 7.000%	601,533

		68,284,322

	Midstream — 0.4%
172,972	Chesapeake Energy Corp., 4.500%	10,122,321
231,033	Chesapeake Energy Corp., 5.000%	11,638,287
43,178	Chesapeake Energy Corp., 5.750%, 144A	17,217,228
38,539	Chesapeake Energy Corp., Series A, 5.750%, 144A	15,222,905

		54,200,741

	REITs – Diversified — 0.1%
29,153	Crown Castle International Corp., Series A, 4.500%	2,969,525

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Strategic Income Fund – (continued)

Shares	Description	Value (†)
	REITs – Diversified — continued
391,776	Weyerhaeuser Co., Series A, 6.375%	$18,691,633

		21,661,158

	REITs – Health Care — 0.1%
116,700	Welltower, Inc., 6.500%	7,087,191

	REITs – Hotels — 0.0%
167,167	FelCor Lodging Trust, Inc., Series A, 1.950%	4,150,757

	REITs – Mortgage — 0.0%
38,767	iStar, Inc., Series J, 4.500%	2,060,854

	Total Convertible Preferred Stocks (Identified Cost $341,824,870)	218,904,068

Non-Convertible Preferred Stocks — 0.1%
	Banking — 0.0%
154,002	Countrywide Capital IV, 6.750%	3,907,030

	Electric — 0.0%
393	Entergy New Orleans, Inc., 4.750%	38,637

	Finance Companies — 0.0%
39,200	iStar, Inc., Series E, 7.875%	929,040
39,300	iStar, Inc., Series F, 7.800%	923,943
10,425	iStar, Inc., Series G, 7.650%	245,509
101,175	SLM Corp., Series A, 6.970%	4,471,935

		6,570,427

	Home Construction — 0.0%
208,246	Hovnanian Enterprises, Inc., 7.625%(d)	916,282

	REITs – Office Property — 0.0%
1,596	Highwoods Properties, Inc., Series A, 8.625%	1,945,624

	REITs – Warehouse/Industrials — 0.1%
116,192	ProLogis, Inc., Series Q, 8.540%	7,436,288

	Total Non-Convertible Preferred Stocks (Identified Cost $16,997,613)	20,814,288

	Total Preferred Stocks (Identified Cost $358,822,483)	239,718,356

Closed-End Investment Companies — 0.0%
681,131	NexPoint Credit Strategies Fund (Identified Cost $10,230,352)	3,902,881

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — 2.6%
$2,559,436	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2015 at 0.000% to be repurchased at $2,559,436 on 10/01/2015 collateralized by $2,564,000 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $2,610,637 including accrued interest (Note 2 of Notes to Financial Statements)	$2,559,436
382,613,018	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2015 at 0.010% to be repurchased at $382,613,124 on 10/01/2015 collateralized by $815,000 U.S. Treasury Note, 0.625% due 9/30/2017 valued at $813,981; $388,485,000 U.S. Treasury Note, 1.750% due 2/28/2022 valued at $389,456,213 including accrued interest (Note 2 of Notes to Financial Statements)	382,613,018

	Total Short-Term Investments (Identified Cost $385,172,454)	385,172,454

	Total Investments — 97.8% (Identified Cost $15,250,448,509)(a)	14,530,071,085
	Other assets less liabilities — 2.2%	327,914,341

	Net Assets — 100.0%	$14,857,985,426

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(††††)	Amount shown represents units. One unit represents a principal amount of 4.02.
(a)	Federal Tax Information:
	At September 30, 2015, the net unrealized depreciation on investments based on a cost of $15,410,697,907 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,371,519,306
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,252,146,128)

	Net unrealized depreciation	$(880,626,822)

(b)	Fair valued by the Fund’s adviser. At September 30, 2015, the value of these securities amounted to $80,580,006 or 0.5% of net assets. See Note 2 of Notes to Financial Statements.
(c)	Illiquid security. At September 30, 2015, the value of these securities amounted to $313,974,915 or 2.1% of net assets. Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures. See Note 2 of Notes to Financial Statements.
(d)	Non-income producing security.
(e)	Perpetual bond with no specified maturity date.
(f)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities. For the period ended September 30, 2015, interest payments were made in additional debt securities.

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Strategic Income Fund – (continued)

(g)	Variable rate security. Rate as of September 30, 2015 is disclosed.
(h)	Maturity has been extended under the terms of a plan of reorganization.
(i)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(j)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the value of Rule 144A holdings amounted to $2,634,811,111 or 17.7% of net assets.
ABS	Asset-Backed Securities
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
GO	General Obligation
MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Strategic Income Fund – (continued)

Industry Summary at September 30, 2015

Treasuries	15.8%
Banking	5.6
Technology	5.0
Finance Companies	4.9
Wirelines	3.8
Electronic Equipment, Instruments & Components	3.7
Healthcare	3.5
Semiconductors & Semiconductor Equipment	3.5
Pharmaceuticals	3.5
Chemicals	3.0
Airlines	3.0
Sovereigns	2.3
Automobiles	2.1
Electric	2.1
Metals & Mining	2.1
Diversified Telecommunication Services	2.0
Other Investments, less than 2% each	29.3
Short-Term Investments	2.6

Total Investments	97.8
Other assets less liabilities	2.2

Net Assets	100.0%

Currency Exposure Summary at September 30, 2015

United States Dollar	75.2%
Canadian Dollar	6.8
Mexican Peso	4.0
New Zealand Dollar	3.8
Australian Dollar	2.9
Other, less than 2% each	5.1

Total Investments	97.8
Other assets less liabilities	2.2

Net Assets	100.0%

See accompanying notes to financial statements.

|  34

Statement of Assets and Liabilities

September 30, 2015

ASSETS
Investments at cost	$15,250,448,509
Net unrealized depreciation	(720,377,424)

Investments at value	14,530,071,085
Foreign currency at value (identified cost $140,215,950)	141,607,086
Receivable for Fund shares sold	22,742,348
Receivable for securities sold	37,488,414
Dividends and interest receivable	180,965,409
Tax reclaims receivable	1,318,825

TOTAL ASSETS	14,914,193,167

LIABILITIES
Payable for Fund shares redeemed	46,694,895
Management fees payable (Note 5)	7,034,910
Deferred Trustees’ fees (Note 5)	1,054,764
Administrative fees payable (Note 5)	549,061
Payable to distributor (Note 5d)	144,846
Other accounts payable and accrued expenses	729,265

TOTAL LIABILITIES	56,207,741

NET ASSETS	$14,857,985,426

NET ASSETS CONSIST OF:
Paid-in capital	$14,908,450,232
Distributions in excess of net investment income	(11,238,936)
Accumulated net realized gain on investments and foreign currency transactions	682,497,726
Net unrealized depreciation on investments and foreign currency translations	(721,723,596)

NET ASSETS	$14,857,985,426

See accompanying notes to financial statements.

35  |

Statement of Assets and Liabilities (continued)

September 30, 2015

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$3,318,261,523

Shares of beneficial interest	225,679,005

Net asset value and redemption price per share	$14.70

Offering price per share (100/95.50 of net asset value) (Note 1)	$15.39

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$966,924

Shares of beneficial interest	65,063

Net asset value and offering price per share	$14.86

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$4,295,139,076

Shares of beneficial interest	290,135,431

Net asset value and offering price per share	$14.80

Class N shares:
Net assets	$83,404,879

Shares of beneficial interest	5,677,403

Net asset value, offering and redemption price per share	$14.69

Class Y shares:
Net assets	$7,018,369,069

Shares of beneficial interest	477,760,594

Net asset value, offering and redemption price per share	$14.69

Admin Class shares:
Net assets	$141,843,955

Shares of beneficial interest	9,676,581

Net asset value, offering and redemption price per share	$14.66

See accompanying notes to financial statements.

|  36

Statement of Operations

For the Year Ended September 30, 2015

INVESTMENT INCOME
Interest	$748,907,637
Dividends	145,076,068
Less net foreign taxes withheld	(5,234,577)

888,749,128

Expenses
Management fees (Note 5)	100,697,086
Service and distribution fees (Note 5)	62,448,916
Administrative fees (Note 5)	7,747,451
Trustees’ fees and expenses (Note 5)	258,432
Transfer agent fees and expenses (Notes 5 and 6)	13,193,531
Audit and tax services fees	69,085
Custodian fees and expenses	1,170,889
Legal fees	209,972
Registration fees	511,842
Shareholder reporting expenses	831,603
Miscellaneous expenses	350,388

Total expenses	187,489,195

Net investment income	701,259,933

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	698,798,847
Foreign currency transactions	(11,359,685)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,578,085,203)
Foreign currency translations	788,956

Net realized and unrealized loss on investments and foreign currency transactions	(1,889,857,085)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,188,597,152)

See accompanying notes to financial statements.

37  |

Statement of Changes in Net Assets

	Year Ended September 30, 2015	Year Ended September 30, 2014
FROM OPERATIONS:
Net investment income	$701,259,933	$571,519,078
Net realized gain on investments and foreign currency transactions	687,439,162	453,441,646
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(2,577,296,247)	415,862,441

Net increase (decrease) in net assets resulting from operations	(1,188,597,152)	1,440,823,165

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(147,603,925)	(208,260,687)
Class B	(357,567)	(1,352,357)
Class C	(140,541,036)	(153,941,242)
Class N	(2,897,849)	(1,422,761)
Class Y	(326,016,878)	(247,038,167)
Admin Class	(4,780,012)	(3,946,091)
Net realized capital gains
Class A	(100,184,376)	(14,707,851)
Class B	(473,223)	(138,778)
Class C	(120,460,405)	(13,369,858)
Class N	(1,367,218)	(37,074)
Class Y	(201,694,191)	(13,975,709)
Admin Class	(3,134,857)	(252,447)

Total distributions	(1,049,511,537)	(658,443,022)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	(1,677,689,547)	2,898,606,286

Net increase (decrease) in net assets	(3,915,798,236)	3,680,986,429
NET ASSETS
Beginning of the year	18,773,783,662	15,092,797,233

End of the year	$14,857,985,426	$18,773,783,662

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(11,238,936)	$(53,367,332)

See accompanying notes to financial statements.

|  38

Financial Highlights

For a share outstanding throughout each period.

	Class A
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$16.75	$15.93	$15.30	$14.21	$14.69

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.64	0.58	0.65	0.72	0.77
Net realized and unrealized gain (loss)	(1.74)	0.90	0.76	1.21	(0.42)

Total from Investment Operations	(1.10)	1.48	1.41	1.93	0.35

LESS DISTRIBUTIONS FROM:
Net investment income	(0.57)	(0.62)	(0.78)	(0.84)	(0.83)
Net realized capital gains	(0.38)	(0.04)	—	—	—

Total Distributions	(0.95)	(0.66)	(0.78)	(0.84)	(0.83)

Net asset value, end of the period	$14.70	$16.75	$15.93	$15.30	$14.21

Total return(b)	(6.88)%	9.34%	9.43%	14.02%	2.20%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,318,262	$4,408,257	$5,239,885	$5,155,287	$5,262,765
Net expenses	0.94%	0.94%	0.95%	0.96%	0.95%
Gross expenses	0.94%	0.94%	0.95%	0.96%	0.95%
Net investment income	3.95%	3.44%	4.14%	4.84%	5.10%
Portfolio turnover rate	23%	26%	22%	30%	25%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

39  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class B
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$16.88	$16.05	$15.41	$14.30	$14.78

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.50	0.46	0.54	0.61	0.66
Net realized and unrealized gain (loss)	(1.73)	0.90	0.76	1.23	(0.43)

Total from Investment Operations	(1.23)	1.36	1.30	1.84	0.23

LESS DISTRIBUTIONS FROM:
Net investment income	(0.41)	(0.49)	(0.66)	(0.73)	(0.71)
Net realized capital gains	(0.38)	(0.04)	—	—	—

Total Distributions	(0.79)	(0.53)	(0.66)	(0.73)	(0.71)

Net asset value, end of the period	$14.86	$16.88	$16.05	$15.41	$14.30

Total return(b)	(7.62)%	8.55%	8.58%	13.15%	1.48%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$967	$30,746	$57,276	$89,552	$107,400
Net expenses	1.68%	1.69%	1.70%	1.70%	1.70%
Gross expenses	1.68%	1.69%	1.70%	1.70%	1.70%
Net investment income	3.01%	2.75%	3.39%	4.11%	4.35%
Portfolio turnover rate	23%	26%	22%	30%	25%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  40

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class C
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$16.85	$16.03	$15.39	$14.29	$14.77

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.52	0.45	0.54	0.61	0.66
Net realized and unrealized gain (loss)	(1.74)	0.90	0.76	1.23	(0.43)

Total from Investment Operations	(1.22)	1.35	1.30	1.84	0.23

LESS DISTRIBUTIONS FROM:
Net investment income	(0.45)	(0.49)	(0.66)	(0.74)	(0.71)
Net realized capital gains	(0.38)	(0.04)	—	—	—

Total Distributions	(0.83)	(0.53)	(0.66)	(0.74)	(0.71)

Net asset value, end of the period	$14.80	$16.85	$16.03	$15.39	$14.29

Total return(b)	(7.60)%	8.54%	8.61%	13.18%	1.42%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$4,295,139	$5,390,222	$4,912,727	$5,064,186	$4,666,077
Net expenses	1.69%	1.69%	1.70%	1.71%	1.70%
Gross expenses	1.69%	1.69%	1.70%	1.71%	1.70%
Net investment income	3.20%	2.68%	3.39%	4.08%	4.35%
Portfolio turnover rate	23%	26%	22%	30%	25%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

41  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class N
	Year Ended September 30, 2015	Year Ended September 30, 2014	Period Ended September 30, 2013*
Net asset value, beginning of the period	$16.73	$15.92	$15.78

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.69	0.61	0.46
Net realized and unrealized gain (loss)	(1.73)	0.91	0.16

Total from Investment Operations	(1.04)	1.52	0.62

LESS DISTRIBUTIONS FROM:
Net investment income	(0.62)	(0.67)	(0.48)
Net realized capital gains	(0.38)	(0.04)	—

Total Distributions	(1.00)	(0.71)	(0.48)

Net asset value, end of the period	$14.69	$16.73	$15.92

Total return	(6.58)%	9.70%	4.01	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$83,405	$57,752	$12,921
Net expenses	0.62%	0.62%	0.63	%(c)
Gross expenses	0.62%	0.62%	0.63	%(c)
Net investment income	4.33%	3.62%	4.38	%(c)
Portfolio turnover rate	23%	26%	22%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  42

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class Y
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$16.73	$15.92	$15.29	$14.20	$14.68

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.68	0.61	0.69	0.75	0.81
Net realized and unrealized gain (loss)	(1.73)	0.90	0.76	1.22	(0.43)

Total from Investment Operations	(1.05)	1.51	1.45	1.97	0.38

LESS DISTRIBUTIONS FROM:
Net investment income	(0.61)	(0.66)	(0.82)	(0.88)	(0.86)
Net realized capital gains	(0.38)	(0.04)	—	—	—

Total Distributions	(0.99)	(0.70)	(0.82)	(0.88)	(0.86)

Net asset value, end of the period	$14.69	$16.73	$15.92	$15.29	$14.20

Total return	(6.65)%	9.63%	9.72%	14.31%	2.46%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$7,018,369	$8,747,384	$4,789,322	$4,339,240	$2,807,777
Net expenses	0.69%	0.69%	0.70%	0.71%	0.70%
Gross expenses	0.69%	0.69%	0.70%	0.71%	0.70%
Net investment income	4.21%	3.65%	4.39%	5.05%	5.35%
Portfolio turnover rate	23%	26%	22%	30%	25%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

43  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Admin Class
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$16.70	$15.89	$15.27	$14.18	$14.66

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.60	0.53	0.61	0.67	0.73
Net realized and unrealized gain (loss)	(1.73)	0.90	0.75	1.23	(0.42)

Total from Investment Operations	(1.13)	1.43	1.36	1.90	0.31

LESS DISTRIBUTIONS FROM:
Net investment income	(0.53)	(0.58)	(0.74)	(0.81)	(0.79)
Net realized capital gains	(0.38)	(0.04)	—	—	—

Total Distributions	(0.91)	(0.62)	(0.74)	(0.81)	(0.79)

Net asset value, end of the period	$14.66	$16.70	$15.89	$15.27	$14.18

Total return	(7.13)%	9.12%	9.12%	13.79%	1.98%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$141,844	$139,423	$80,666	$49,486	$25,424
Net expenses	1.19%	1.19%	1.20%	1.21%	1.21%
Gross expenses	1.19%	1.19%	1.20%	1.21%	1.21%
Net investment income	3.73%	3.15%	3.89%	4.52%	4.87%
Portfolio turnover rate	23%	26%	22%	30%	25%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

|  44

Notes to Financial Statements

September 30, 2015

1.  Organization.  Loomis Sayles Funds II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in these financial statements pertains to Loomis Sayles Strategic Income Fund (the “Fund”).

The Fund is a diversified investment company.

The Fund offers Class A, Class C, Class N, Class Y and Admin Class shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares are sold with a maximum front-end sales charge of 4.50%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are primarily intended for employer-sponsored retirement plans. Class Y shares are intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Class N and Admin Class shares are offered exclusively through intermediaries.

See Note 10 for changes that take effect subsequent to September 30, 2015.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and, for Class A, Class B, Class C, Class Y, and Admin Class, collectively, and Class N, individually, transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the

45  |

Notes to Financial Statements (continued)

September 30, 2015

Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements except as disclosed in Note 10.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

|  46

Notes to Financial Statements (continued)

September 30, 2015

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

As of September 30, 2015, securities of the Fund included in Net Assets (reflected at absolute value) were fair valued as follows:

Illiquid securities[1]	Percentage of Net Assets	Other fair valued securities[2]	Percentage of Net Assets
$313,974,915	2.1%	$80,580,006	0.5%

[1]	Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures.
[2]	Fair valued by the Fund’s adviser.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of the cost of investments or as a realized gain, respectively. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities

47  |

Notes to Financial Statements (continued)

September 30, 2015

denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statement of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Fund has net losses, reduce the amount of income available to be distributed by the Fund.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statement of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statement of Operations, may be characterized as ordinary income and may, if the Fund has net losses, reduce the amount of income available to be distributed by the Fund.

During the year ended September 30, 2015, the amount of income available to be distributed by the Fund was reduced by $120,635,103 as a result of losses arising from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of September 30, 2015 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to

|  48

Notes to Financial Statements (continued)

September 30, 2015

examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statement of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statement of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statement of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statement of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statement of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to the Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statement of Assets and Liabilities and are recorded as a realized gain when received.

e.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, premium amortization, convertible bonds, paydown gains and losses, trust preferred securities, deferred Trustees’ fees, contingent payment debt instruments and return of capital and capital gain distributions received. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statement of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to wash sales, deferred Trustees’ fees, premium amortization, return of capital distributions received, trust preferred securities, defaulted and/or non-income producing securities, contingent payment debt instruments and convertible bonds. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Fund’s fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

49  |

Notes to Financial Statements (continued)

September 30, 2015

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2015 and 2014 were as follows:

2015 Distributions Paid From:			2014 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$660,241,145	$389,270,392	$1,049,511,537	$617,621,510	$40,821,512	$658,443,022

Differences between these amounts and those reported in the Statement of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$107,423,785
Undistributed long-term capital gains	712,777,816

Total undistributed earnings	820,201,601

Unrealized appreciation (depreciation)
Investments	30,086,766
Foreign currency translations	(894,320,846)

Total unrealized depreciation	(864,234,080)

Total accumulated losses	$(44,032,479)

f.  Loan Participations.  The Fund may invest in loans to corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, the Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. Loan agreements and participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

g.  Repurchase Agreements.  The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires

|  50

Notes to Financial Statements (continued)

September 30, 2015

securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of September 30, 2015, the Fund had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes.

h.  Securities Lending.  The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent. Excess collateral in the amount of $2,475,961 related to terminated loans with a bankrupt borrower is held by State Street Bank on behalf of the Fund.

For the year ended September 30, 2015, the Fund did not loan securities under this agreement.

i.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

51  |

Notes to Financial Statements (continued)

September 30, 2015

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

|  52

Notes to Financial Statements (continued)

September 30, 2015

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2015, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$12,636,215	$53,844,406	(b)	$66,480,621
Airlines	—	395,736,033	46,132,152	(c)	441,868,185
Finance Companies	1,885,276	669,897,220	—		671,782,496
Metals & Mining	—	234,525,023	2,624,679	(b)	237,149,702
Non-Agency Commercial Mortgage-Backed Securities	—	115,971,928	30,346,820	(c)	146,318,748
Oil Field Services	—	73,648,050	205,000	(b)	73,853,050
Retailers	—	84,474,212	11,273,545	(b)	95,747,757
Transportation Services	—	8,192,340	12,632,376	(b)	20,824,716
All Other Non-Convertible Bonds(a)	—	7,615,578,688	—		7,615,578,688

Total Non-Convertible Bonds	1,885,276	9,210,659,709	157,058,978		9,369,603,963

Convertible Bonds(a)	—	912,871,156	—		912,871,156
Municipals(a)	—	202,213,117	—		202,213,117

Total Bonds and Notes	1,885,276	10,325,743,982	157,058,978		10,484,688,236

Loan Participations(a)	—	—	13,995,223	(c)	13,995,223
Senior Loans(a)	—	384,850,624	—		384,850,624
Common Stocks(a)	3,017,743,311	—	—		3,017,743,311
Preferred Stocks
Convertible Preferred Stocks
Midstream	10,122,321	44,078,420	—		54,200,741
REITs – Mortgage	—	2,060,854	—		2,060,854
All Other Convertible Preferred Stocks(a)	162,642,473	—	—		162,642,473

Total Convertible Preferred Stocks	172,764,794	46,139,274	—		218,904,068

53  |

Notes to Financial Statements (continued)

September 30, 2015

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3	Total
Preferred Stocks (continued)
Non-Convertible Preferred Stocks
Electric	$—	$38,637	$—	$38,637
Non-Convertible Preferred Stocks (continued)
REITs – Office Property	—	1,945,624	—	1,945,624
REITs –Warehouse/Industrials	—	7,436,288	—	7,436,288
All Other Non-Convertible Preferred Stocks(a)	11,393,739	—	—	11,393,739

Total Non-Convertible Preferred Stocks	11,393,739	9,420,549	—	20,814,288

Total Preferred Stocks	184,158,533	55,559,823	—	239,718,356

Closed-End Investment Companies	3,902,881	—	—	3,902,881
Short-Term Investments	—	385,172,454	—	385,172,454

Total	$3,207,690,001	$11,151,326,883	$171,054,201	$14,530,071,085

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.
(c)	Valued using broker-dealer bid prices.

Preferred stocks valued at $13,943,684 were transferred from Level 1 to Level 2 during the period ended September 30, 2015. At September 30, 2014, these securities were valued at the last sale price. At September 30, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service.

A preferred stock valued at $466,429 was transferred from Level 2 to Level 1 during the period ended September 30, 2015. At September 30, 2014, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service. At September 30, 2015, this security was valued at the last sale price in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

|  54

Notes to Financial Statements (continued)

September 30, 2015

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2014 and/or September 30, 2015:

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$—	$(10,309,343)	$71,177,326
Airlines	270,539,686	97,635	6,393,798	(9,894,759)	—
Banking	162,624,689	—	—	—	—
Metals & Mining	8,350,160	78,733	2,236	(2,607,845)	7,882,584
Non-Agency Commercial Mortgage-Backed Securities	—	—	—	246,820	30,100,000
Oil Field Services	—	18,735	—	(94,985)	281,250
Retailers	11,232,004	37,495	—	4,046	—
Transportation Services	29,689,394	—	2,587,015	(6,229,303)	—
Convertible Bonds
Wirelines	53,861	—	(21,838)	17,377	—
Loan Participations	15,059,064	—	(7,246)	(90,658)	—

Total	$497,548,858	$232,598	$8,953,965	$(28,958,650)	$109,441,160

55  |

Notes to Financial Statements (continued)

September 30, 2015

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2015
Bonds and Notes
Non-Convertible Bonds
ABS Other	$(7,023,577)	$—	$—	$53,844,406	$(10,309,343)
Airlines	(90,971,250)	—	(130,032,958)	46,132,152	(1,117,738)
Banking	—	—	(162,624,689)	—	—
Metals & Mining	(11,081,189)	—	—	2,624,679	(5,295,046)
Non-Agency Commercial Mortgage-Backed Securities	—	—	—	30,346,820	246,820
Oil Field Services	—	—	—	205,000	(94,985)
Retailers	—	—	—	11,273,545	4,046
Transportation Services	(13,414,730)	—	—	12,632,376	(1,715,712)
Convertible Bonds
Wirelines	(49,400)	—	—	—	—
Loan Participations	(965,937)	—	—	13,995,223	(87,035)

Total	$(123,506,083)	$—	$(292,657,647)	$171,054,201	$(18,368,993)

Debt securities valued at $292,657,647 were transferred from Level 3 to Level 2 during the period ended September 30, 2015. At September 30, 2014, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At September 30, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

4.  Purchases and Sales of Securities.  For the year ended September 30, 2015, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were $3,693,918,345 and $3,649,950,883, respectively. Purchases and sales of U.S. Government/Agency securities

|  56

Notes to Financial Statements (continued)

September 30, 2015

(excluding short-term investments and including paydowns) were $415,314,499 and $2,967,635,644 respectively.

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

Percentage of Average Daily Net Assets
First $200 million	Next $1.8 billion	Next $13 billion	Next $10 billion	Over $25 billion
0.65%	0.60%	0.55%	0.54%	0.53%

Loomis Sayles has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. This undertaking is in effect until January 31, 2016, may be terminated before then only with the consent of the Fund’s Board of Trustees, and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to this undertaking.

For the year ended September 30, 2015, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class B	Class C	Class N	Class Y	Admin Class
1.25%	2.00%	2.00%	0.95%	1.00%	1.50%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2015, the management fees for the Fund were $100,697,086 (effective rate of 0.55% of average daily net assets).

No expenses were recovered during the year ended September 30, 2015 under the terms of the expense limitation agreement.

57  |

Notes to Financial Statements (continued)

September 30, 2015

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plan”), a Distribution and Service Plan relating to the Fund’s Class B and Class C shares (the “Class B and Class C Plans”), and a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Class A Plan, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B and Class C shares.

Under the Admin Class Plan, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Admin Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Fund may pay NGAM Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to

|  58

Notes to Financial Statements (continued)

September 30, 2015

securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2015, the service and distribution fees for the Fund were as follows:

Service Fees				Distribution Fees
Class A	Class B	Class C	Admin Class	Class B	Class C	Admin Class
$10,458,979	$32,643	$12,781,687	$366,309	$97,928	$38,345,061	$366,309

c.  Administrative Fees.  NGAM Advisors, L.P. (“NGAM Advisors”) provides certain administrative services for the Fund and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, the Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2015, the administrative fees for the Fund were $7,747,451.

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Fund and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. These services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Fund’s transfer agent. Accordingly, the Fund has agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Fund’s Board, which is based on fees for similar services paid to the Fund’s transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2015, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statement of Operations) for the Fund were $12,328,178.

59  |

Notes to Financial Statements (continued)

September 30, 2015

As of September 30, 2015, the Fund owes NGAM Distribution $144,846 in reimbursements for sub-transfer agent fees (which are reflected in the Statement of Assets and Liabilities as payable to distributor).

Sub-transfer agent fees attributable to Class A, Class B, Class C, Class Y and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended September 30, 2015 amounted to $891,067.

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $5,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Gateway Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

|  60

Notes to Financial Statements (continued)

September 30, 2015

6.  Class-Specific Transfer Agent Fees and Expenses.  For the year ended September 30, 2015, the Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Class A	Class B	Class C	Class N	Class Y	Admin Class
Transfer Agent Fees and Expenses	$3,049,222	$9,319	$3,729,801	$928	$6,296,983	$107,278

Transfer agent fees and expenses attributable to Class A, Class B, Class C, Class Y and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

7.  Line of Credit.  The Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participates in a $150,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2015, the Fund had no borrowings under this agreement.

Prior to April 16, 2015, the committed unsecured line of credit was $200,000,000 with an individual limit of $125,000,000 for each Fund that participated in the line of credit. In addition, the commitment fee was 0.10% per annum, payable at the end of each calendar quarter.

8.  Concentration of Risk.  The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

61  |

Notes to Financial Statements (continued)

September 30, 2015

9.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	55,230,250	$895,787,000	96,833,211	$1,613,333,700
Issued in connection with the reinvestment of distributions	12,108,946	193,880,215	10,982,373	182,518,046
Redeemed	(104,911,251)	(1,667,771,545)	(173,467,513)	(2,943,275,774)

Net change	(37,572,055)	$(578,104,330)	(65,651,929)	$(1,147,424,028)

Class B
Issued from the sale of shares	13,353	$217,477	36,090	$598,526
Issued in connection with the reinvestment of distributions	34,044	554,036	55,643	927,891
Redeemed	(1,803,775)	(29,572,377)	(1,838,778)	(31,002,903)

Net change	(1,756,378)	$(28,800,864)	(1,747,045)	$(29,476,486)

Class C
Issued from the sale of shares	28,023,664	$458,267,601	52,092,722	$875,512,700
Issued in connection with the reinvestment of distributions	9,349,838	150,703,635	5,620,301	93,940,364
Redeemed	(67,101,029)	(1,075,601,545)	(44,336,735)	(744,451,969)

Net change	(29,727,527)	$(466,630,309)	13,376,288	$225,001,095

Class N
Issued from the sale of shares	3,222,100	$51,850,092	2,745,644	$45,891,917
Issued in connection with the reinvestment of distributions	254,881	4,061,246	85,441	1,433,052
Redeemed	(1,251,091)	(19,905,109)	(191,196)	(3,219,311)

Net change	2,225,890	$36,006,229	2,639,889	$44,105,658

Class Y
Issued from the sale of shares	147,913,821	$2,394,839,842	288,746,772	$4,865,529,460
Issued in connection with the reinvestment of distributions	23,049,791	368,639,532	9,613,689	160,340,745
Redeemed	(215,997,923)	(3,425,312,747)	(76,423,525)	(1,273,844,644)

Net change	(45,034,311)	$(661,833,373)	221,936,936	$3,752,025,561

Admin Class
Issued from the sale of shares	2,751,269	$44,257,130	3,718,005	$61,793,225
Issued in connection with the reinvestment of distributions	426,236	6,794,161	217,039	3,607,944
Redeemed	(1,850,865)	(29,378,191)	(661,926)	(11,026,683)

Net change	1,326,640	$21,673,100	3,273,118	$54,374,486

Increase (decrease) from capital share transactions	(110,537,741)	$(1,677,689,547)	173,827,257	$2,898,606,286

|  62

Notes to Financial Statements (continued)

September 30, 2015

10.  Subsequent Event.  On September 10, 2015, the Board of Trustees approved the following changes: (i) the early conversion of all of the Fund’s remaining Class B shares into Class A shares, effective at the close of business on January 11, 2016, (ii) a reduction of the maximum sales charge on purchases of Class A shares from 4.50% to 4.25%, effective November 2, 2015, and (iii) a broadening of eligibility requirements for Class N shares to include investors with an initial minimum investment of $1,000,000, effective November 2, 2015.

63  |

Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds II and Shareholders of Loomis Sayles Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Strategic Income Fund, a series of Loomis Sayles Funds II (the “Fund”) at September 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2015

|  64

2015 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2015, 15.14% of dividends distributed by Strategic Income Fund qualify for the dividends received deduction for corporate shareholders.

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the Strategic Income Fund designated $389,270,392 as capital gains distributions for the fiscal year ended September 30, 2015, unless subsequently determined to be different.

Qualified Dividend Income.  For the fiscal year ended September 30, 2015, the Strategic Income Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2015, complete information will be reported in conjunction with Form 1099-DIV.

65  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds II (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Fund’s Statement of Additional Information include additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 Chairperson of the Audit Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Contract Review Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Experience on the Board and significant experience on the boards of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

|  66

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES (continued)

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	42 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

67  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES (continued)

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts (formerly, Chancellor and faculty member, University of Massachusetts Lowell)	42 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	President, Strategic Advisory Services (management consulting)	42 Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

|  68

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES (continued)

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

69  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	42 None	Continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President since 2008 and Chief Executive Officer since 2015	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2003	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

|  70

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s)	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

71  |

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Kenneth A. Drucker, Mr Richard A. Goglia, Mr. Wendell J. Knox and Mr. Erik R. Sirri are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees[3]
	10/1/13- 9/30/14	10/1/14- 9/30/15	10/1/13- 9/30/14	10/1/14- 9/30/15	10/1/13- 9/30/14	10/1/14- 9/30/15	10/1/13- 9/30/14	10/1/14- 9/30/15
Loomis Sayles Funds II	$382,158	$364,796	$4,886	$4,574	$85,916	$130,087	$—	$

1.	Audit-related fees consist of:

2014 & 2015 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2014 & 2015 – review of Registrant’s tax returns, tax consulting services and review of liquidating fund distributions.

Aggregate fees billed to the Registrant for non-audit services during 2014 and 2015 were $90,802 and $134,662, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. Registrant (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/13- 9/30/14	10/1/14- 9/30/15	10/1/13- 9/30/14	10/1/14- 9/30/15	10/1/13- 9/30/14	10/1/14- 9/30/15
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/13- 9/30/14	10/1/14- 9/30/15
Control Affiliates	$228,621	$50,066

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2)

Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds II

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 20, 2015

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	November 20, 2015